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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 10/31
Date of reporting period: 4/30/09

Item 1 —	Reports to Shareholders

2009 Semiannual Report
Janus Growth Funds

Growth
Janus Fund
Janus Enterprise Fund
Janus Orion Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

Specialty Growth
Janus Global Life Sciences Fund
Janus Global Technology Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Growth Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	4
Management Commentary and Schedules of Investments
Janus Fund	5
Janus Enterprise Fund	13
Janus Orion Fund	21
Janus Research Fund	30
Janus Triton Fund	39
Janus Twenty Fund	46
Janus Venture Fund	53
Janus Global Life Sciences Fund	63
Janus Global Technology Fund	71
Statements of Assets and Liabilities	80
Statements of Operations	82
Statements of Changes in Net Assets	84
Financial Highlights	86
Notes to Schedules of Investments	91
Notes to Financial Statements	97
Additional Information	112
Explanations of Charts, Tables and Financial Statements	115

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. During the past six months we have seen some of the most challenging market and economic conditions in a generation. Throughout these turbulent times, we have maintained our disciplined, long-term investment approach and research-driven philosophy.

As a result, our long-term results generally remained strong relative to our peers. For the one-year period ended April 30, 2009, 50% of Janus retail funds ranked within Lipper’s top two quartiles. Looking longer-term, 85% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended April 30, 2009. (Lipper rankings are based on total returns. See complete rankings on page 3.)

Major Market Themes

Despite a relatively strong finish, most markets were modestly lower as the most recent six-month period (ended April 30, 2009) came to a close. Consequences from the credit crisis and recession concerns dictated market performance for much of the period. U.S. markets reached 12-year lows and most global markets declined to 5-year lows in March, before rallying late in the period.

The U.S. economy was still in the throes of a recession at period end. Declining asset values in U.S. residential real estate continued to weigh on financial institutions and their ability to extend credit to consumers. Compounding the headwinds for the consumer was a labor market that continued to struggle with more than 5.7 million jobs lost since January 2008. However, late in the period, some signs emerged that the rate of decline in the U.S. economy could be slowing. Retail sales improved through April (though they remained at low absolute levels) and mortgage applications were on the rise in March and April. A slowing in the rate of decline in U.S. manufacturing and consumer confidence indicators provided some additional support to the equity markets.

Improving credit markets, better-than expected earnings reports from some large banks and easing of accounting rules for banks’ troubled assets, also helped to fuel the late period rally, suggesting to the market that the ailing banking industry could be on the mend. Financials remained the worst performing global sector during the six-month period, despite leading the rally off of the March lows. Materials and information technology outperformed, posting modest gains while growth stocks significantly outperformed value stocks. Stocks of mid-sized companies were the strongest performers in the period while large-cap stocks topped small-caps. Within fixed income, the flight-to-quality that was strongly evident in the second half of 2008 finally eased beginning in January. Driven by the performance of the lower quality debt, high-yield corporate spreads relative to Treasuries narrowed. Long-term government bond yields rebounded from historic lows reached in December.

Outlook

At the end of the period, we were encouraged by the slowing in the rate of decline in the U.S. and global economies and the continued progress toward normalization in the credit markets. Though we were pleased to see stocks on the rise, we believe it may be some time before credit markets return to normal and the economy and equity markets fully recover.

We think the moves to date by central banks and governments worldwide will help the global economy recover. However, their actions will likely take time to work and could, in the longer term, fuel inflation. That said, we are not overly concerned about inflation rising over the near term, nor do we believe economic growth will necessarily return to the rapid pace of recent years. Looking forward, the economy will likely be characterized by de-leveraging across consumers and businesses, and a higher personal savings rate.

Given that we have not seen a significant differentiation of fundamentals expressed in stock prices yet, we feel the opportunities for bottom-up, research-driven security selection are tremendous. Our unconstrained approach to research fosters an entrepreneurial culture that encourages our investment team to “go anywhere” to find the most compelling investment ideas around the globe. And we believe we have the right team in place to take advantage of this period in history.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us

Janus Growth Funds  April 30, 2009  1

Continued

and we continue in our quest to deliver strong, consistent fund performance to you, our investors.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of April 30, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Rankings discussed do not indicate positive fund performance. Most funds have experienced negative or poor short-term performance.

2  Janus Growth Funds  April 30, 2009

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	52	435/844	40	284/724	39	233/610	60	184/310	15	3/20	47	380/808

Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	52	286/550	10	43/476	8	30/393	77	142/184	32	14/43	25	130/528

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	96	438/457	22	77/349	4	10/290	N/A	N/A	25	43/174	86	381/443

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	80	672/844	19	132/724	12	72/610	44	134/310	4	3/87	17	118/710

Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	3	15/587	1	5/501	N/A	N/A	N/A	N/A	1	1/443	1	4/508

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	80	668/844	1	1/724	1	2/610	21	63/310	5	2/40	35	283/824

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	48	279/587	36	176/501	34	136/408	65	132/204	10	1/10	27	77/286

Janus Global Life Sciences Fund (12/98)	Global Healthcare/Biotechnology Funds	75	39/51	45	21/46	54	24/44	19	3/15	15	2/13	29	15/51

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	18	14/81	16	12/76	28	19/69	29	6/20	25	5/19	25	19/76

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	3	12/524	2	4/385	1	2/290	11	15/148	4	1/27	1	2/346

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	98	736/756	41	247/612	5	21/460	N/A	N/A	18	38/213	18	38/213

Janus Research Core Fund(1)(2) (6/96)	Large-Cap Core Funds	88	802/914	83	646/783	21	136/650	25	90/360	4	8/212	82	722/884

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	57	514/914	73	567/783	26	169/650	30	105/360	8	6/81	48	417/884

INTECH Risk-Managed Core Fund(3) (2/03)	Multi-Cap Core Funds	55	415/756	58	354/612	37	167/460	N/A	N/A	42	157/377	42	157/377

Perkins Mid Cap Value Fund - Investor Shares(1)(4)(5) (8/98)	Mid-Cap Value Funds	9	27/320	4	10/256	4	6/192	3	2/67	4	2/56	4	2/56

Perkins Small Cap Value Fund - Investor Shares(4)(6) (10/87)	Small-Cap Core Funds	1	7/763	2	7/614	8	39/496	14	32/231	6	7/125	6	7/125

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	5	25/583	4	16/482	5	20/402	21	44/209	10	2/20	6	32/535

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	11	50/457	15	55/387	14	46/334	9	18/203	6	5/92	16	51/325

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	1	1/260	2	4/214	3	5/179	8	7/90	16	4/24	5	12/254

Janus Global Opportunities Fund(1) (6/01)	Global Funds	8	40/506	21	79/380	56	165/297	N/A	N/A	11	21/206	43	145/342

Janus Global Research Fund(1) (2/05)	Global Funds	56	280/506	10	35/380	N/A	N/A	N/A	N/A	6	18/321	6	18/321

Janus Overseas Fund(1) (5/94)	International Funds	46	541/1,197	2	12/894	1	2/707	3	10/369	2	2/107	1	2/647

Janus Worldwide Fund(1) (5/91)	Global Funds	68	344/506	57	216/380	91	271/297	91	140/153	39	7/17	62	371/599

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	75	504/677	14	75/539	N/A	N/A	N/A	N/A	8	38/533	8	38/533

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	32	167/524	6	23/385	N/A	N/A	N/A	N/A	5	19/380	5	19/380

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	32	133/428	10	33/335	N/A	N/A	N/A	N/A	5	13/317	5	13/317

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Formerly named Janus Fundamental Equity Fund.

(3)	Formerly named INTECH Risk-Managed Stock Fund.

(4)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

(5)	Formerly named Janus Mid Cap Value Fund.

(6)	Formerly named Janus Small Cap Value Fund.

*Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Janus Growth Funds  April 30, 2009  3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, such as underlying funds’ redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2008 to April 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive Janus Triton Fund’s total operating expenses, excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least March 1, 2010. Expenses in the example reflect application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Fund’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus Growth Funds  April 30, 2009

Janus Fund (unaudited)	Ticker: JANSX

Fund Snapshot
This Fund seeks to invest in the common equity of large capitalization companies with strong track records of healthy free cash flow growth and prudent capital allocation. We focus on companies that demonstrate “smart growth” – sustainable growth that creates value for equity holders.

Jonathan Coleman
lead co-portfolio manager

Daniel Riff
co-portfolio manager

Performance Review

For the six-month period ended April 30, 2009, Janus Fund returned 0.09%, outperforming its primary benchmark, the Russell 1000® Growth Index, which returned -1.52%. The Fund also outperformed its secondary benchmark, the S&P 500® Index, which returned -8.53%.

Economic Summary

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected (but still weak) economic reports added fuel to the rally. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small caps, but mid-caps performed relatively the best. Growth-oriented indices outpaced value indices. In commodities, natural gas, oil and agricultural commodities posted negative returns, while precious metals generated strong gains led by platinum, silver and gold.

The Fund’s outperformance was largely driven by our holdings in information technology and consumer staples. Our healthcare holdings underperformed on a relative basis, as did our selections within consumer discretionary. Healthcare was largely hurt as the threat of aggressive healthcare reform weighed on the sector. Compounding the sell off was the late period shift out of typically defensive areas in favor of taking on more risk.

Consumer Staples and Technology Company Lead Contributors

Global brewer Anheuser-Busch InBev, a result of Belgium-based InBev’s acquisition of American brewer Anheuser-Busch, was the largest individual contributor during the period. The stock struggled late in 2008 amid concerns over the combined company’s ability to service the increased debt load. The stock price rebounded off of its November lows and continued to trend higher through April as Anheuser-Busch InBev made good progress towards selling off assets to pay down acquisition-related debt. At the end of the period, we remained attracted to the company’s potential pricing power in the U.S. market given the consolidated competitive landscape and management’s emphasis on returns on invested capital.

The second largest contributor was Apple, Inc., which also rebounded late in the period. Despite a weak economy, the technology company posted solid quarterly results that showed better-than-expected non-U.S. demand for its iPod music players, Macintosh computers and iPhones. While we recognize the economically sensitive nature of this company, we felt the valuation at period end underestimated the long-term growth profile of its consumer-electronic products lineup. We also believe demographic trends and Apple’s popularity among the younger population represents a favorable tailwind for the company.

Goldman Sachs, an investment bank, rebounded off depressed levels in the fourth quarter of 2008, as investors viewed it among the survivors of the financial crisis. We believe Goldman Sachs is poised to capture market share in the U.S. and gain pricing power in the dramatically changed competitive landscape for the investment banking business.

Janus Growth Funds  April 30, 2009  5

Janus Fund (unaudited)

Select Healthcare Holdings and Financials Diminished Performance

Celgene Corp. was the Fund’s largest detractor during the period, hurt in February, along with many healthcare names, after the U.S. Administration proposed aggressive healthcare reform. The stock suffered another decline in early April after the company said it expects 2009 profits to be at the lower end of its previous forecast. While we reduced our healthcare position overall, we added to our position in Celgene, because we think the company will continue to generate returns on its single source, cancer-fighting drug Revlimid.

Despite rebounding late in the period, Microsoft Corp. finished lower, hurt in January by a disappointing earnings report. The company’s results for its March quarter were generally in line with overall expectations and provided some fuel for continued strength as investors became more optimistic about the macro-outlook. While the software giant was relatively inexpensive at period end given its roughly 10% free cash flow yield, we reduced our position in the company. Our view that it is not likely to be a relative outperformer over the long-term and there were better risk/reward opportunities.

JPMorgan Chase was impacted by general negative investor sentiment towards the financials sector during much of the period. While we recognize near-term earnings could be pressured from rising real estate losses and weak capital markets, we believe the company has been reasonably proactive in building capital and reserves to offset potential credit losses. Looking ahead, we expect JPMorgan to grow its earnings power by taking market share and making value accretive acquisitions.

Other Changes to the Fund

Overall, we have been looking at a wider range of potential outcomes (positive and negative) across our holdings and any potential investment opportunity. As a result of the potential for aggressive U.S. Government healthcare reform, we reduced our exposure in many of our healthcare holdings during the period, although we still had a slight overweight relative to the benchmark. Across the portfolio we were favoring companies (both new and existing positions) that we believed had overly pessimistic expectations priced in at period end. During the period, we added to early cycle technology names and some consumer-related stocks which we believe have less exposure to discretionary spending.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Outlook

In our view, fiscal and monetary stimuli and other U.S. Government plans have been steps in the right direction. We believe this flood of liquidity should eventually help normalize credit markets and spark economic activity. However, we think the economic environment is likely to remain difficult over the near term as credit markets still have room to improve and we don’t see an imminent rebound in consumer spending. We also believe earnings power and returns seem unlikely to reach previous cycle highs coming out of the current economic contraction. Within this environment, we are favoring names we believe have company-specific drivers trading at overly punitive valuations; we are avoiding names that we believe require a strong macro-economic tailwind to perform well.

Thank you for your investment in Janus Fund.

6  Janus Growth Funds  April 30, 2009

(unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	1.82%
Apple, Inc.	0.76%
Goldman Sachs Group, Inc.	0.52%
Marvell Technology Group, Ltd.	0.48%
Kla-Tencor Corp.	0.44%

5 Bottom Performers – Holdings

Contribution

Celgene Corp.	-0.87%
Microsoft Corp.	-0.60%
JPMorgan Chase & Co.	-0.52%
Berkshire Hathaway, Inc. – Class B	-0.50%
Devon Energy Corp.	-0.50%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	3.03%	27.68%	29.49%
Consumer Staples	1.53%	15.47%	14.12%
Telecommunication Services	0.42%	2.40%	0.76%
Consumer Discretionary	0.10%	4.52%	9.65%
Materials	-0.14%	3.47%	3.81%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	-2.08%	17.50%	15.53%
Financials	-0.99%	7.00%	3.47%
Energy	-0.80%	8.72%	8.56%
Utilities	-0.58%	3.28%	1.94%
Industrials	-0.24%	9.96%	12.68%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth Funds  April 30, 2009  7

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Anheuser-Busch InBev N.V. Brewery	5.9%
Apple, Inc. Computers	4.0%
Cisco Systems, Inc. Networking Products	3.2%
Crown Castle International Corp. Wireless Equipment	2.9%
Occidental Petroleum Corp. Oil Companies – Exploration and Production	2.8%

18.8%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 1.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

8  Janus Growth Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Fund	0.09%	–33.05%	–2.07%	–3.70%	11.95%	0.88%

Russell 1000® Growth Index	–1.52%	–31.57%	–2.39%	–4.40%	N/A**

S&P 500® Index	–8.53%	–35.31%	–2.70%	–2.48%	9.53%

Lipper Quartile	–	3rd	2nd	3rd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	435/844	233/610	184/310	3/20

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of the expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Growth Funds  April 30, 2009  9

Janus Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 5, 1970

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1978, differs significantly from the Fund’s inception date.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08- 4/30/09)†

Actual	$1,000.00	$1,000.90	$4.47

Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

†	Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10  Janus Growth Funds  April 30, 2009

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 95.2%
Aerospace and Defense – 1.6%
791,792	Lockheed Martin Corp.	$62,179,426
1,096,278	Northrop Grumman Corp.	53,005,041
		115,184,467
Agricultural Chemicals – 1.3%
421,194	Monsanto Co.	35,755,159
697,954	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	60,366,041
		96,121,200
Applications Software – 1.8%
1,947,932	Citrix Systems, Inc.*	55,574,500
3,762,834	Microsoft Corp.	76,235,017
		131,809,517
Athletic Footwear – 0.7%
1,339,026	Adidas A.G.**	50,490,298
Beverages – Non-Alcoholic – 0.6%
1,010,010	Coca-Cola Co.	43,480,931
Brewery – 5.9%
13,980,829	Anheuser-Busch InBev N.V.**	426,657,015
10,090,764	Anheuser-Busch InBev N.V. – VVPR Strips*,**	26,698
		426,683,713
Casino Hotels – 0.9%
7,360,109	Crown, Ltd.**	36,750,903
727,771	Wynn Resorts, Ltd.*	28,550,456
		65,301,359
Computers – 7.1%
2,299,291	Apple, Inc.*	289,319,786
1,625,407	Hewlett-Packard Co.	58,482,144
1,276,359	International Business Machines Corp.	131,733,012
553,212	Research In Motion, Ltd. (U.S. Shares)*	38,448,234
		517,983,176
Consumer Products – Miscellaneous – 0.9%
1,319,234	Kimberly-Clark Corp.	64,827,159
Cosmetics and Toiletries – 1.3%
1,573,009	Colgate-Palmolive Co.	92,807,531
Diversified Operations – 2.9%
1,842,547	Danaher Corp.	107,678,447
1,760,189	Illinois Tool Works, Inc.	57,734,199
1,685,226	Tyco International, Ltd. (U.S. Shares)	40,040,970
		205,453,616
E-Commerce/Services – 1.2%
5,313,297	eBay, Inc.*	87,510,002
Electric Products – Miscellaneous – 0.6%
1,278,791	Emerson Electric Co.	43,530,046
Electronic Components – Semiconductors – 0.7%
2,804,747	Texas Instruments, Inc.	50,653,731
Electronic Connectors – 1.0%
2,047,479	Amphenol Corp. – Class A	69,286,689
Electronic Measuring Instruments – 0.0%
58	Keyence Corp.**	10,237
Enterprise Software/Services – 2.7%
10,021,961	Oracle Corp.	193,824,726
Finance – Investment Bankers/Brokers – 3.5%
1,149,621	Goldman Sachs Group, Inc.	147,726,298
3,131,360	JPMorgan Chase & Co.	103,334,880
		251,061,178
Food – Miscellaneous/Diversified – 0.9%
1,990,462	Nestle S.A.	64,755,953
Food – Retail – 1.7%
24,259,071	Tesco PLC**	120,400,556
Forestry – 0.8%
1,582,985	Weyerhaeuser Co.	55,816,051
Gold Mining – 0.6%
1,042,690	Newmont Mining Corp.	41,957,846
Independent Power Producer – 0.7%
2,841,527	NRG Energy, Inc.*	51,090,655
Industrial Gases – 1.5%
1,458,114	Praxair, Inc.	108,789,886
Internet Security – 1.1%
4,446,775	Symantec Corp.*	76,706,869
Investment Management and Advisory Services – 1.1%
2,095,073	T. Rowe Price Group, Inc.	80,702,212
Medical – Biomedical and Genetic – 4.3%
4,087,428	Celgene Corp.*	174,614,924
2,929,083	Gilead Sciences, Inc.*	134,152,001
		308,766,925
Medical – Drugs – 2.2%
1,270,898	Roche Holding A.G.	160,640,076
Medical – HMO – 2.3%
7,115,288	UnitedHealth Group, Inc.	167,351,574
Medical Products – 2.6%
1,780,841	Baxter International, Inc.	86,370,789
3,149,080	Covidien, Ltd.	103,856,658
		190,227,447
Metal Processors and Fabricators – 1.1%
1,049,101	Precision Castparts Corp.	78,535,701
Multi-Line Insurance – 1.4%
2,120,024	ACE, Ltd. (U.S. Shares)	98,199,512
Multimedia – 1.3%
3,803,707	Liberty Media Corp. – Entertainment – Class A*	92,620,265
Networking Products – 3.2%
11,849,671	Cisco Systems, Inc.*	228,935,644
Oil and Gas Drilling – 0.3%
777,643	Helmerich & Payne, Inc.	23,966,957
Oil Companies – Exploration and Production – 6.2%
2,233,671	EOG Resources, Inc.	141,793,435
3,585,769	Occidental Petroleum Corp.	201,842,936
2,939,188	XTO Energy, Inc.	101,872,256
		445,508,627
Oil Companies – Integrated – 2.5%
2,251,176	Hess Corp.	123,341,933
1,763,577	Petroleo Brasileiro S.A. (ADR)	59,203,280
		182,545,213
Reinsurance – 1.7%
39,844	Berkshire Hathaway, Inc. – Class B*	122,121,860

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  11

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Retail – Building Products – 0.5%
1,373,772	Home Depot, Inc.	$36,157,679
Retail – Discount – 1.3%
1,805,313	Wal-Mart Stores, Inc.	90,987,775
Retail – Drug Store – 2.5%
5,683,275	CVS Caremark Corp.**	180,614,480
Retail – Office Supplies – 0.5%
1,696,455	Staples, Inc.	34,980,902
Retail – Restaurants – 0.7%
924,364	McDonald’s Corp.	49,259,358
Semiconductor Components/Integrated Circuits – 2.4%
8,717,838	Marvell Technology Group, Ltd.*	95,721,862
46,231,664	Taiwan Semiconductor Manufacturing Co., Ltd.	77,260,840
		172,982,702
Semiconductor Equipment – 2.0%
5,297,328	KLA-Tencor Corp.	146,947,879
Telecommunication Equipment – Fiber Optics – 1.2%
5,817,013	Corning, Inc.	85,044,730
Tobacco – 0.3%
1,467,865	Altria Group, Inc.	23,970,235
Toys – 0.5%
137,180	Nintendo Co., Ltd.**	36,708,808
Transportation – Railroad – 1.1%
2,037,088	Canadian National Railway Co. (U.S. Shares)	82,339,097
Transportation – Services – 2.2%
688,878	C.H. Robinson Worldwide, Inc.	36,620,754
2,290,043	United Parcel Service, Inc. – Class B	119,860,851
		156,481,605
Web Portals/Internet Service Providers – 2.3%
281,246	Google, Inc. – Class A*	111,364,979
3,689,869	Yahoo!, Inc.*	52,728,228
		164,093,207
Wireless Equipment – 5.5%
8,580,924	Crown Castle International Corp.*	210,404,256
3,378,817	QUALCOMM, Inc.	142,991,535
4,872,296	Telefonaktiebolaget L.M. Ericsson – Class B	42,054,277
		395,450,068

Total Common Stock (cost $7,398,541,065)		6,861,677,930

Corporate Bonds – 0.3%
Electric – Integrated – 0.3%
$13,482,000	Energy Future Holdings Corp. 10.8750%, 11/1/17	9,201,465
23,052,000	Texas Competitive Electric Holdings Co. LLC, 10.2500%, 11/1/15	13,082,010

Total Corporate Bonds (cost $37,187,577)		22,283,475

Money Market – 3.9%
280,510,490	Janus Cash Liquidity Fund LLC, 0% (cost $280,510,490)	280,510,490

Total Investments (total cost $7,716,239,132) – 99.4%		7,164,471,895

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		40,780,207

Net Assets – 100%		$7,205,252,102

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$36,750,902	0.5%
Belgium	426,683,714	6.0%
Bermuda	199,578,520	2.8%
Brazil	59,203,280	0.8%
Canada	181,153,372	2.5%
Germany	50,490,298	0.7%
Japan	36,719,045	0.5%
Sweden	42,054,277	0.6%
Switzerland	363,636,511	5.1%
Taiwan	77,260,840	1.1%
United Kingdom	120,400,556	1.7%
United States††	5,570,540,580	77.7%

Total	$7,164,471,895	100.0%

††	Includes Short-Term Securities (73.8% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Australian Dollar 5/14/09	4,300,000	$3,121,432	$(123,472)
Australian Dollar 6/18/09	5,500,000	3,982,240	(130,315)
Australian Dollar 6/25/09	17,600,000	12,737,264	(235,984)
British Pound 5/14/09	7,000,000	10,352,120	(328,750)
British Pound 6/18/09	30,000,000	44,365,301	(482,801)
British Pound 6/25/09	12,900,000	19,077,148	(166,908)
Euro 5/14/09	89,400,000	118,262,312	2,695,888
Euro 6/18/09	37,500,000	49,598,175	(1,014,300)
Euro 6/25/09	114,000,000	150,772,195	(2,287,193)
Japanese Yen 5/14/09	198,000,000	2,008,401	7,276
Japanese Yen 6/18/09	950,000,000	9,642,083	48,432
Japanese Yen 6/25/09	960,000,000	9,744,706	193,183

Total		$433,663,377	$(1,824,944)

See Notes to Schedules of Investments and Financial Statements.

12  Janus Growth Funds  April 30, 2009

Janus Enterprise Fund (unaudited)	Ticker: JAENX

Fund Snapshot
This Fund invests in medium-sized companies that have grown large enough to be well established but are small enough to still have room to grow in our view.

Brian Demain
portfolio manager

Performance Overview

During the six-months ended April 30, 2009, Janus Enterprise Fund returned 0.73%. Meanwhile, the Fund’s primary benchmark, the Russell Midcap® Growth Index, returned 2.71%. The Fund’s secondary benchmark, the S&P MidCap 400 Index, returned -0.18% for the same time period.

Economic Overview

The economy entered a new phase of a prolonged recession following the bankruptcy of Lehman Brothers last September. During the six-month period covered in this report, the economy declined at an unprecedented rate and capital markets froze. Businesses and consumers effectively deferred whatever expenditures, either capital or operating, that could be deferred, until they saw a floor to economic activity. This led to the two steepest quarters of Gross Domestic Product (GDP) decline since 1980. Recent macroeconomic data points, including consumer confidence, manufacturing Purchasing Managers Index (PMI), and existing home sales indicated to us that the economy, while not delivering robust growth, may not be declining at the same precipitous rate at which it had been during the fourth quarter 2008 and the early part of the first quarter 2009.

The Fund did not perform as well as we had hoped it would during this challenging period. Exposure to companies that required healthy capital markets for their businesses to succeed negatively impacted performance. Businesses require the capital markets for different reasons. Some businesses require access to the capital markets to roll over existing debt maturities, some businesses require access to the capital markets to fund their growth, and some require access to the capital markets for their customers to finance purchases. Stocks of businesses that fall under each of these categories struggled during the six-month period. While we believed the Fund was positioned well for a normal recessionary environment, it was not well positioned for the financial crisis that occurred. Stocks of businesses with cash flows that have historically been somewhat insulated from the economic cycle, but with some debt, performed well through the early part of 2008 but struggled once the financial crisis began as the market became concerned about these businesses’ ability to refinance maturing debt. During the period, on a stock-by-stock basis, we assessed the risk and reward in the securities that depended on the capital markets. We exited some positions, added to others, and left others untouched.

Looking at the portfolio at period end, we believe we owned a collection of businesses that have the resources to make investments today that will position the companies well to grow in an economic rebound.

Select Healthcare and Energy Stocks Topped the List of Detractors

Biotechnology holding Celgene Corp. declined amid worries over potential healthcare reform in the U.S. Specifically, concerns over possible reductions in Medicare and Medicaid reimbursement and higher corporate tax rates gave investors a reason to shy away from the group overall. We think Celgene’s key cancer drug Revlimid has great growth potential with high barriers to entry given the longer treatment cycles. We also believe its business model is becoming more predictable given signs that the patient population is continuing their use of Revlimid for a multi-year period.

Forest Oil, an oil exploration and production company specializing in oil and natural gas, was impacted by weak commodity prices with natural gas prices falling more than 50% from the peak in early July. We recognize the potential for further weakness in this name should natural gas prices decline further. Nevertheless, we think the company has a solid management team with a track record for increasing production while spending within their cash flow. Nevertheless, we reduced our position in the company, allocating the assets to what we believe are more attractive risk/reward opportunities.

Within technology, Microsemi Corp. declined during the period amid concern over the CEO’s credibility and potential slowing in overall technology spending. An anticompetitive lawsuit also provided a negative backdrop for the stock. While we continue to like the fundamentals of the company’s business, we felt the credibility issue of the CEO caused too much near-term uncertainty, so we exited the position.

Technology, Consumer Discretionary and Materials Stocks Aided Performance

CommScope, an information technology company involved in providing infrastructure solutions for communication and wireless networks, struggled early in the period amid

Janus Growth Funds  April 30, 2009  13

Janus Enterprise Fund (unaudited)

disappointing quarterly results and a weak outlook. In addition, the company had been a relative underperformer given its leverage profile and concerns over its debt obligations and covenants. We maintained our conviction in the name throughout, believing the market’s reaction was excessive and that the company was undervalued. As the period came to a close, CommScope’s stock price rose sharply on an upbeat profit forecast and a reduction in investors’ concern about the company’s leverage profile.

Hong Kong-based apparel outsourcer Li & Fung rose during the period on the announcement of several contract wins. While many of its clients, mostly U.S. based retailers, have had a difficult time due to the slowdown in consumer spending, we believe Li & Fung has been able offset some of the weaker demand with market share gains. At the end of the period, we continued to be attracted to the company’s economies of scale, balance sheet health, and organic growth potential.

In the back half of 2008 as the credit crisis froze credit in global markets and caused a rapid deceleration in the global economy, Potash Corporation of Saskatchewan fell on investor concern that farmers would scale back their fertilizer purchases. Given our history and knowledge of the company, we felt the stock had been overly punished. We opened a position in the stock which provided a boost to relative performance for the period.

Outlook

With economic activity no longer declining at a very rapid clip through the end of April, the paralysis that seemed to have gripped the economy and financial markets appeared to be easing in our view. Fiscal stimulus, a necessary inventory restocking and the resumption of normal economic behavior by consumers and businesses could contribute to a better outlook for GDP for the rest of 2009, and potentially some GDP growth going forward. Over a multiyear period, we think the global economy could go through a difficult period of relatively modest growth. As the American consumer likely continues to save more and potentially consumes less, we believe the global economy that has been designed to serve that consumer must reinvent itself. Specifically, the American economy will need to produce and export more and emerging economies will need to focus on domestic consumption, rather than export-driven growth in our view.

The capital markets, including the stock market, have responded favorably since hitting a period low in early March. We think good companies can access the capital markets, and financing has become somewhat more available. However, the recovery is still at an early stage in our opinion. Economic activity is by no means robust in our view, and the state of the capital markets, while healing through April, were still fragile and we do not think the market and economy were out of the woods just yet.

Through this difficult period, our team of tenured research analysts continues to do thorough research on what we view to be the best midcap growth companies. In this environment, we were finding secular growth companies with what we consider to be favorable competitive dynamics, strong management and historically high returns on capital trading at reasonable valuations at period end. While stocks have bounced off of their lows, valuations on quality companies were still attractive to us as long-term investors. We believe the best businesses will use a period like this to become stronger, and that these companies should thrive as the economy potentially returns to a period of growth.

Thank you for your investment in Janus Enterprise Fund.

14  Janus Growth Funds  April 30, 2009

(unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

CommScope, Inc.	1.01%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.68%
Li & Fung, Ltd.	0.63%
Crown Castle International, Corp.	0.48%
Symantec Corp.	0.44%

5 Bottom Performers – Holdings

Contribution

Celgene Corp.	-1.02%
Forest Oil Corp.	-0.95%
Microsemi Corp.	-0.95%
CapitalSource, Inc.	-0.76%
Sandridge Energy, Inc.	-0.58%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	2.66%	22.93%	20.13%
Consumer Discretionary	1.97%	11.43%	18.36%
Telecommunication Services	1.28%	5.93%	2.84%
Materials	1.04%	5.41%	4.50%
Consumer Staples	0.15%	2.36%	4.65%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	-2.13%	7.66%	9.05%
Financials	-1.77%	10.39%	5.57%
Health Care	-1.12%	12.86%	13.80%
Utilities	-0.33%	1.18%	3.62%
Industrials	-0.23%	19.85%	17.48%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth Funds  April 30, 2009  15

Janus Enterprise Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Crown Castle International Corp. Wireless Equipment	3.2%
Celgene Corp. Medical – Biomedical and Genetic	2.9%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.4%
CommScope, Inc. Telecommunication Equipment	2.3%
Equinix, Inc. Web Hosting/Design	2.2%

13.0%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

16  Janus Growth Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Enterprise Fund	0.73%	–37.21%	2.07%	–1.81%	7.96%	0.92%

Russell Midcap® Growth Index	2.71%	–35.66%	–0.76%	0.02%	6.93%

S&P MidCap 400 Index	–0.18%	–31.84%	0.56%	4.86%	10.07%

Lipper Quartile	–	3rd	1st	4th	2nd

Lipper Ranking – based on total return for Mid-Cap Growth Funds	–	286/550	30/393	142/184	14/43

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Growth Funds  April 30, 2009  17

Janus Enterprise Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08- 4/30/09)†

Actual	$1,000.00	$1,007.80	$5.18

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.21

†	Expenses are equal to the annualized expense ratio of 1.04% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

18  Janus Growth Funds  April 30, 2009

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 97.9%
Advertising Sales – 1.5%
1,178,685	Lamar Advertising Co. – Class A*	$19,919,777
Aerospace and Defense – 1.2%
611,510	Empresa Brasileira de Aeronautica S.A. (ADR)	9,918,692
184,515	TransDigm Group, Inc.*	6,483,857
		16,402,549
Aerospace and Defense – Equipment – 1.2%
203,515	Alliant Techsystems, Inc.*	16,209,970
Agricultural Chemicals – 1.8%
273,430	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	23,648,961
Agricultural Operations – 0.4%
8,392,800	Chaoda Modern Agriculture Holdings Ltd.	4,781,661
Airlines – 1.5%
739,476	Ryanair Holdings PLC (ADR)*,**	20,224,669
Apparel Manufacturers – 1.1%
252,310	VF Corp.	14,954,414
Applications Software – 1.3%
610,105	Citrix Systems, Inc.*	17,406,296
Auction House – Art Dealer – 1.2%
725,195	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	16,244,368
Batteries and Battery Systems – 1.3%
312,583	Energizer Holdings, Inc.*	17,911,006
Casino Hotels – 0.9%
2,296,105	Crown, Ltd.**	11,465,038
Cellular Telecommunications – 1.2%
447,250	Leap Wireless International, Inc.*	16,132,308
Commercial Services – 1.1%
527,032	Iron Mountain, Inc.*	15,015,142
Commercial Services – Finance – 1.4%
314,317	Global Payments, Inc.	10,077,003
303,091	Paychex, Inc.	8,186,488
		18,263,491
Computer Services – 0.3%
102,890	IHS, Inc. – Class A*	4,255,530
Computers – 1.2%
127,352	Apple, Inc.*	16,024,702
Computers – Peripheral Equipment – 0.9%
854,700	Logitech International S.A. (U.S. Shares)*	11,384,604
Consulting Services – 0.4%
407,664	Gartner, Inc.*	5,507,541
Containers – Metal and Glass – 3.6%
627,365	Ball Corp.	23,664,208
1,009,325	Owens-Illinois, Inc.*	24,617,436
		48,281,644
Decision Support Software – 1.6%
1,007,819	MSCI, Inc.*	21,154,121
Distribution/Wholesale – 2.0%
9,352,720	Li & Fung, Ltd.	26,327,797
Diversified Operations – 0.1%
12,063,586	Polytec Asset Holdings, Ltd.	705,567
Electric Products – Miscellaneous – 0.9%
372,172	AMETEK, Inc.	11,987,660
Electronic Components – Miscellaneous – 0.9%
693,530	Tyco Electronics, Ltd.	12,095,163
Electronic Components – Semiconductors – 0.6%
4,939,014	ARM Holdings PLC	8,668,204
Electronic Connectors – 2.2%
859,940	Amphenol Corp. – Class A	29,100,370
Electronic Measuring Instruments – 1.4%
879,380	Trimble Navigation, Ltd.*	18,853,907
Entertainment Software – 0.5%
346,125	Electronic Arts, Inc.*	7,043,644
Fiduciary Banks – 0.9%
226,295	Northern Trust Corp.	12,301,396
Finance – Other Services – 0.8%
48,140	CME Group, Inc.	10,655,789
Independent Power Producer – 0.4%
281,255	NRG Energy, Inc.*	5,056,965
Instruments – Controls – 0.6%
128,650	Mettler-Toledo International, Inc.*	7,928,700
Instruments – Scientific – 1.5%
576,144	Thermo Fisher Scientific, Inc.*	20,211,132
Internet Security – 1.6%
1,247,425	Symantec Corp.*	21,518,081
Investment Management and Advisory Services – 2.2%
223,838	Eaton Vance Corp.	6,126,446
1,098,580	National Financial Partners Corp.	7,755,975
414,480	T. Rowe Price Group, Inc.	15,965,769
		29,848,190
Machinery – General Industrial – 2.0%
591,655	Roper Industries, Inc.	26,973,551
Machinery – Pumps – 0.9%
496,605	Graco, Inc.	11,714,912
Medical – Biomedical and Genetic – 6.5%
923,719	Celgene Corp.*,**	39,461,275
110,795	Genzyme Corp.*	5,908,697
383,432	Gilead Sciences, Inc.*	17,561,186
187,055	Millipore Corp.*	11,054,951
231,255	Myriad Genetics, Inc.*	8,970,381
132,770	Vertex Pharmaceuticals, Inc.*	4,091,971
		87,048,461
Medical – Drugs – 0.5%
192,385	Shire PLC (ADR)	7,170,189
Medical Instruments – 1.1%
101,405	Intuitive Surgical, Inc.*	14,574,941
Medical Products – 2.5%
520,105	Covidien, Ltd.	17,153,062
260,615	Henry Schein, Inc.*	10,695,640
151,896	Varian Medical Systems, Inc.*	5,068,770
		32,917,472
Metal Processors and Fabricators – 1.4%
254,450	Precision Castparts Corp.	19,048,127

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  19

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Networking Products – 1.1%
698,695	Juniper Networks, Inc.*	$15,126,747
Oil Companies – Exploration and Production – 3.5%
378,220	EOG Resources, Inc.	24,009,405
264,375	Forest Oil Corp.*	4,230,000
443,299	Ultra Petroleum Corp. (U.S. Shares)*	18,973,197
		47,212,602
Oil Companies – Integrated – 1.8%
429,055	Hess Corp.	23,507,923
Oil Field Machinery and Equipment – 0.2%
115,180	Dresser-Rand Group, Inc.*	2,836,883
Physical Practice Management – 1.0%
381,484	Mednax, Inc.*	13,695,276
Pipelines – 1.3%
439,061	Kinder Morgan Management LLC*	17,931,251
Real Estate Management/Services – 1.0%
403,630	Jones Lang LaSalle, Inc.	13,025,140
Reinsurance – 1.9%
8,329	Berkshire Hathaway, Inc. – Class B*	25,528,385
Retail – Apparel and Shoe – 2.9%
2,845,700	Esprit Holdings, Ltd.	17,443,709
632,032	Nordstrom, Inc.	14,302,884
350,210	Urban Outfitters, Inc.*	6,825,593
		38,572,186
Retail – Office Supplies – 0.9%
586,585	Staples, Inc.	12,095,383
Retail – Regional Department Stores – 0.9%
266,095	Kohl’s Corp.*	12,067,408
Semiconductor Components/Integrated Circuits – 2.9%
8,217,017	Atmel Corp.*	31,553,345
865,447	Cypress Semiconductor Corp.*	6,862,995
		38,416,340
Semiconductor Equipment – 2.0%
943,190	Kla-Tencor Corp.	26,164,091
Telecommunication Equipment – 2.3%
1,241,170	CommScope, Inc.*	31,153,367
Telecommunication Equipment – Fiber Optics – 0.8%
771,625	Corning, Inc.	11,281,158
Telecommunication Services – 4.3%
1,095,395	Amdocs, Ltd. (U.S. Shares)*	22,926,617
982,381	SAVVIS, Inc.*	11,179,496
2,602,775	Time Warner Telecom, Inc. – Class A*	23,919,501
		58,025,614
Toys – 1.9%
1,697,558	Mattel, Inc.	25,395,468
Transportation – Railroad – 1.2%
398,305	Canadian National Railway Co. (U.S. Shares)	16,099,488
Transportation – Services – 2.1%
259,230	C.H. Robinson Worldwide, Inc.	13,780,667
422,985	Expeditors International of Washington Inc.	14,681,809
		28,462,476
Transportation – Truck – 1.5%
464,465	Con-way, Inc.	11,509,442
257,550	Landstar System, Inc.	9,171,356
		20,680,798
Vitamins and Nutrition Products – 0.4%
173,355	Mead Johnson Nutrition Co. – Class A*	4,897,279
Web Hosting/Design – 2.2%
420,511	Equinix, Inc.*	29,532,488
Wireless Equipment – 3.2%
1,734,780	Crown Castle International Corp.*	42,536,805

Total Common Stock (cost $1,474,704,130)		1,311,182,566

Money Market – 3.0%
40,145,322	Janus Cash Liquidity Fund LLC, 0% (cost $40,145,322)	40,145,322

Total Investments (total cost $1,514,849,451) – 100.9%		1,351,327,888

Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(12,219,280)

Net Assets – 100%		$1,339,108,608

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$11,465,038	0.9%
Bermuda	73,019,732	5.4%
Brazil	9,918,692	0.7%
Canada	74,966,014	5.5%
Cayman Islands	5,487,228	0.4%
Guernsey	22,926,617	1.7%
Ireland	20,224,669	1.5%
Switzerland	11,384,604	0.8%
United Kingdom	15,838,393	1.2%
United States††	1,106,096,901	81.9%

Total	$1,351,327,888	100.0%

††	Includes Short-Term Securities (78.9% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	Gain/(Loss)

Australian Dollar 5/14/09	3,500,000	$2,540,701	$(100,501)
Australian Dollar 6/18/09	2,700,000	1,954,918	(63,973)
Australian Dollar 6/25/09	6,390,000	4,624,495	(85,678)
Euro 6/18/09	11,756,365	15,549,180	(317,986)
Euro 6/25/09	2,800,000	3,703,177	(56,177)

Total		$28,372,471	$(624,315)

See Notes to Schedules of Investments and Financial Statements.

20  Janus Growth Funds  April 30, 2009

Janus Orion Fund (unaudited)	Ticker: JORNX

Fund Snapshot
This focused growth Fund seeks a small number of well-researched companies, hand-picked for their ability to create value for shareholders over the long-term and that trade at a discount to their intrinsic value.

John Eisinger
portfolio manager

Performance Overview

For the six-month period ended April 30, 2009, the Fund returned 1.55%, outperforming its primary benchmark, the Russell 3000® Growth Index, which returned -1.68% and its secondary benchmark, the S&P 500® Index, which returned -8.53% for the same period.

Investment Philosophy and Process

We believe in taking focused positions in a small number of stocks where the investment team has a high level of conviction. By uncovering what we see as discrepancies between current stock prices and true intrinsic value through deep, fundamental research, we seek to generate strong, risk-adjusted returns over the long term. Simply put we look for mispriced companies that we think can grow and add value over time as defined by consistently positive economic profit margins on growing capital bases. Special situations and turnarounds are attractive to us as well, as long as we believe the companies will be value creators in a reasonable time horizon.

The Fund is a focused growth fund, which means it will typically hold between 20 and 50 stocks with at least 80% invested in the top 20 to 30 positions. Focusing on a core group of holdings is important to us, because we believe that is the best way to generate alpha (returns in excess of its underlying benchmark.) The ability to invest with conviction comes from the intensive analysis our research department conducts.

Economic Environment

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. Starting in the middle of March, the stock market rebounded from extremely oversold conditions driven by early signs the decline in the economy was stabilizing. The U.S. market’s recovery off 12-year lows only partially erased the losses for the six-month period, as most indices finished more than 8% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April driven by broadly better-than-expected earnings although corporate profits were slowing. While the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small caps, but mid-caps performed relatively the best. Growth-oriented indices outpaced value indices. In commodities, natural gas, oil and agricultural commodities posted negative returns, while precious metals generated strong gains led by platinum, silver and gold.

The Fund used derivatives, such as buying put options or selling call options, to both hedge market exposure and express views on stocks. An example of this over the past six months was the buying of put option contracts on the S&P 500® Index in an attempt to lessen the impact of a downward move in the overall market. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Investment Approach

As stated above the Fund looks to invest in companies that are both mispriced currently and that create value for shareholders over the long-term. Primarily we define adding value as generating returns on capital in excess of a firm’s cost of capital. This is generally defined as achieving positive economic profit margins. To find companies that are or can create value we thoroughly analyze all aspects of a potential investment, from the industry to the specific drivers of revenue and cost. We then quantify all of our research into a model which we use to estimate future cash flows. Using our estimates of future cash flows we are able to determine what we think a business is worth today and whether or not it is mispriced. However, it is not just about picking attractive stocks, but putting them together in an effort to form a diversified portfolio that balances individual stock risk and reward as well as overall portfolio diversification. Stocks we believe have the best risk/reward profiles are at the top of the portfolio. To diversify the portfolio we focus on minimizing the correlation of each stock within the portfolio. Again, it is not

Janus Growth Funds  April 30, 2009  21

Janus Orion Fund (unaudited)

enough to just put together undervalued stocks, but rather to try to put together a portfolio of undervalued stocks that together act in different ways in all markets. We believe this is diversification.

Performance

As stated above, the goal of the Fund is to find and invest in stocks across all market caps that we think are incorrectly priced by the market (discrepancies between current stock prices and true intrinsic value). During the period covered in this report, the Fund’s outperformance was largely driven by our holdings in information technology and consumer staples. Our holdings within financials, combined with an overweight to the group, weighed on relative results.

Contributors to Performance

Global brewer Anheuser-Busch InBev, a result of Belgium-based InBev’s acquisition of American brewer Anheuser-Busch, was the largest individual contributor during the period. The stock price rebounded off of its November lows and trended higher through the end of April as Anheuser-Busch InBev made progress towards selling off assets and paying down acquisition-related debt. While the slowing economic environment could mean lower beer consumption, we continue to be attracted to the company’s strong brands, pricing power, incentive structure, and ability to generate strong returns on its invested capital.

Within financials, Goldman Sachs rebounded off depressed levels in the fourth quarter of 2008, as investors viewed it as a “survivor” of the financial crisis. We believe the company’s results will benefit as they gain market share from weakened competitors. Further, we believe the company will achieve returns on equity at or near historic levels, which suggest the stock remains undervalued. Finally, we think the company’s balance sheet risk is under control and management is correctly focused on paying back TARP money to limit government involvement in their operations. We think this should further their competitive advantage.

VistaPrint Ltd., an online printing company focused on low-cost products, also contributed to performance as it continued to demonstrate strong fundamentals. The company raised its guidance above Wall Street’s expectations and posted better-than-expected earnings during the period. While we believe the company’s differentiated business model of leveraging high volume production to serve customers that place low volume orders should still benefit returns over the longer term, we trimmed the position on the stock’s strength.

Detractors from Performance

CapitalSource, a middle market lender to small and mid-sized businesses, was the top detractor during the period amid concerns over potential near-term debt covenant violations. We think the company was in a good capital position at period end, but questions surrounding its liquidity remained. Given the increased uncertainty surrounding CapitalSource, we trimmed the position to accurately reflect in our view the risk/reward. At today’s valuation, we think there is potential upside longer term given the company’s strong credit culture and niche market position.

Also in financials, Bank of America was a top detractor, suffering from uncertainty over its potential need to raise additional capital. While we think Bank of America has a diversified commercial and retail franchise, we became uncomfortable with the level of uncertainty surrounding its capital position and given the potential for sizeable write downs and the concern about government involvement changing “rules of the game,” we exited the position.

Celgene Corp. was hurt in February, along with many healthcare names, after the U.S. Administration proposed aggressive healthcare reform. The stock suffered another decline in early April after the company said it expects 2009 profits to be at the lower end of its forecast. Longer term, we think Celgene will continue to benefit from its cancer-fighting drug Revlimid, which is still early in its global launch cycle, and that the impact of government intervention on the company will be less than the market is forecasting. However, we did trim our holdings in favor of what we believed were better risk/reward opportunities.

Outlook

We continue to take a balanced approach in our view on the global economy and equity markets. We think the U.S. economy was in the process of stabilizing through period end, but do not expect high future economic growth. Longer term, we are concerned about the impact of massive fiscal and monetary stimulus on inflation and the U.S. dollar. Within the equity markets, we believe there remains a high level of uncertainty in certain sectors like healthcare as the U.S. government releases more details on its reform programs. Despite this we have been able to find many undervalued securities in our view, which we have added to the portfolio. We believe many companies are doing the right thing to optimize their businesses to the current level of demand, which should benefit margins and returns for many of them. However, because there remains a substantial amount of uncertainty and fear in the markets these

22  Janus Growth Funds  April 30, 2009

(unaudited)

same stocks continue to trade below our estimate of intrinsic value. Therefore, we are taking advantage of this discrepancy to initiate several new positions in the Fund. While we expect continued volatility, we think focusing on quality stock specific ideas will give us the best opportunity to generate strong long-term performance.

Thank you for your continued investment in Janus Orion Fund.

Janus Orion Fund At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch Inbev N.V.	2.76%
Goldman Sachs Group, Inc.	2.10%
VistaPrint, Ltd.	1.37%
Tyco Electronics, Ltd.	1.16%
Apple, Inc.	1.03%

5 Bottom Performers – Holdings

Contribution

CapitalSource, Inc.	-3.15%
Bank of America Corp.	-1.76%
Celgene Corp.	-1.75%
Anglo Irish Bank Corp.	-1.17%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-0.99%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	6.80%	19.57%	29.00%
Consumer Staples	2.40%	9.67%	13.33%
Consumer Discretionary	1.54%	8.43%	9.88%
Telecommunication Services	0.40%	5.32%	0.81%
Utilities	0.01%	0.01%	1.86%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-5.17%	20.42%	3.60%
Health Care	-1.40%	12.31%	16.30%
Materials	-0.77%	5.43%	3.74%
Industrials	-0.61%	10.57%	13.08%
Energy	-0.15%	8.42%	8.41%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth Funds  April 30, 2009  23

Janus Orion Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Goldman Sachs Group, Inc. Finance – Investment Banks/Brokers	5.3%
Crown Castle International Corp. Wireless Equipment	4.6%
Morgan Stanley Finance – Investment Banks/Brokers	4.3%
Illinois Tool Works, Inc. Diversified Operations	4.2%
Anheuser-Busch InBev N.V. Brewery	3.9%

22.3%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 4.3% of total net assets.

* Includes Securities Sold Short of (1.8)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

24  Janus Growth Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009					Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Orion Fund	1.55%	–43.65%	3.62%	–3.41%	0.94%

Russell 3000® Growth Index	–1.68%	–31.46%	–2.32%	–7.53%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–3.90%

Lipper Quartile	–	4th	1st	1st

Lipper Ranking – based on total return for Multi-Cap Growth Funds	–	438/457	10/290	43/174

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

See important disclosures on the next page.

Janus Growth Funds  April 30, 2009  25

Janus Orion Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

A hedging strategy is one that attempts to minimize or protect against loss by strategically using instruments in the market to offset counterbalancing one transaction against another. Hedging does not prevent a negative event from happening. It attempts to reduce the impact of the event. A reduction in such risk usually means a reduction in potential profits. Hedging, for the most part, is a technique not by which you will necessarily make money but by which you can reduce potential loss.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*The Fund’s inception date – June 30, 2000

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,014.10	$4.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

†	Expenses are equal to the annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26  Janus Growth Funds  April 30, 2009

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 92.0%
Advertising Sales – 2.8%
4,275,206	Lamar Advertising Co. – Class A*,£	$72,250,981
Aerospace and Defense – 1.0%
2,005,038	Spirit Aerosystems Holdings, Inc.*	25,564,235
Agricultural Chemicals – 0.3%
325,660	Intrepid Potash, Inc.*	8,040,545
Athletic Footwear – 0.5%
312,605	Adidas A.G.**	11,787,314
Brewery – 3.9%
3,220,421	Anheuser-Busch InBev N.V.**	98,278,522
Building Products – Wood – 2.2%
6,322,489	Masco Corp.**	56,017,253
Casino Hotels – 1.5%
8,036,812	Melco Crown Entertainment, Ltd. (ADR)*	36,567,495
Commercial Banks – 4.2%
11,675,914	CapitalSource, Inc.£	36,078,574
7,279,971	ICICI Bank, Ltd.**	70,078,679
		106,157,253
Computers – 2.7%
544,540	Apple, Inc.*	68,519,468
Containers – Metal and Glass – 1.5%
1,555,498	Owens-Illinois, Inc.*	37,938,596
Diversified Operations – 4.2%
3,208,875	Illinois Tool Works, Inc.**	105,251,100
Electronic Components – Miscellaneous – 2.2%
3,136,079	Tyco Electronics, Ltd.	54,693,218
Electronic Components – Semiconductors – 1.8%
8,493,265	ON Semiconductor Corp.*	46,033,496
Electronic Connectors – 2.2%
1,653,370	Amphenol Corp. – Class A	55,950,041
Electronic Measuring Instruments – 1.0%
1,222,143	Trimble Navigation, Ltd.*	26,202,746
Fiduciary Banks – 1.4%
645,099	Northern Trust Corp.	35,067,582
Finance – Investment Bankers/Brokers – 12.0%
1,032,620	Goldman Sachs Group, Inc.**	132,691,669
797,825	Greenhill & Co., Ltd.	61,855,372
4,589,270	Morgan Stanley**	108,490,343
		303,037,384
Gold Mining – 2.0%
1,243,290	Newmont Mining Corp.**	50,029,990
Hotels and Motels – 1.0%
1,173,455	Starwood Hotels & Resorts Worldwide, Inc.	24,478,271
Internet Gambling – 1.9%
12,388,805	PartyGaming PLC**	48,294,390
Internet Security – 2.2%
3,177,425	Symantec Corp.*	54,810,581
Medical – Biomedical and Genetic – 3.3%
1,477,990	Celgene Corp.*	63,139,732
661,030	Vertex Pharmaceuticals, Inc.*	20,372,945
		83,512,677
Medical – Drugs – 0.8%
170,900	Roche Holding A.G.	21,601,568
Medical Instruments – 1.9%
336,015	Intuitive Surgical, Inc.*	48,295,436
Medical Products – 0.8%
383,645	Johnson & Johnson	20,087,652
Oil Companies – Exploration and Production – 6.8%
1,442,555	Anadarko Petroleum Corp.**	62,116,417
1,088,485	Occidental Petroleum Corp.**	61,270,821
1,130,650	Ultra Petroleum Corp. (U.S. Shares)*	48,391,820
		171,779,058
Oil Companies – Integrated – 1.6%
727,565	Hess Corp.	39,863,286
Printing – Commercial – 2.2%
1,593,313	VistaPrint, Ltd.*,£	54,730,302
Real Estate Management/Services – 2.7%
2,096,604	Jones Lang LaSalle, Inc.**,£	67,657,411
Real Estate Operating/Development – 0.7%
4,881,849	Rossi Residencial S.A.**	16,862,458
Retail – Apparel and Shoe – 0%
19,060	J. Crew Group, Inc.*	328,023
Retail – Building Products – 1.0%
1,204,395	Lowe’s Cos., Inc.	25,894,493
Retail – Drug Store – 3.0%
2,374,300	CVS Caremark Corp.	75,455,254
Semiconductor Components/Integrated Circuits – 3.6%
12,429,164	Atmel Corp.*,**	47,727,990
1,593,515	Cypress Semiconductor Corp.*,£	12,636,574
2,715,750	Marvell Technology Group, Ltd.*	29,818,935
		90,183,499
Semiconductor Equipment – 2.4%
1,151,180	KLA-Tencor Corp.	31,933,733
1,023,170	Lam Research Corp.*,**	28,525,980
		60,459,713
Toys – 3.1%
294,200	Nintendo Co., Ltd.**	78,726,718
Transportation – Railroad – 0.9%
4,211,080	All America Latina Logistica S.A. (GDR)**	21,827,952
Veterinary Diagnostics – 0.1%
133,810	VCA Antech, Inc.*	3,347,926
Wireless Equipment – 4.6%
4,793,211	Crown Castle International Corp.*,**	117,529,534

Total Common Stock (cost $2,369,668,426)		2,323,113,421

Preferred Stock – 1.3%
Metal – Copper – 1.3%
492,200	Freeport-McMoRan Copper & Gold, Inc., convertible, 6.7500% (cost $26,005,698)	33,100,450

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  27

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Purchased Options – Calls – 1.0%
20,097	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $30.00	$10,172,599
4,925	Occidental Petroleum Corp. (LEAPS) expires January 2011 exercise price $30.00	13,445,250
600	PNC Bank Corp. expires January 2010 exercise price $2.50	0
6,781	UnitedHealth Group, Inc. expires January 2010 exercise price $30.00	1,416,415

Total Purchased Options – Calls (Premiums received $25,686,492)		25,034,264

Purchased Options – Puts – 0%
600	S&P 500® Index** expires May 2009 exercise price $825.00 (Premiums received $985,800)	534,000

Money Market – 5.0%
127,553,219	Janus Cash Liquidity Fund LLC, 0% (cost $127,553,219)	127,553,219

Total Investments (total cost $2,549,899,635) – 99.3%		2,509,335,354

Securities Sold Short – (1.8)%
Coal – (0.3)%
(246,395)	Peabody Energy Corp.	(6,502,364)
Diversified Operations – (1.5)%
(3,011,055)	General Electric Co.	(38,089,846)

Total Securities Sold Short (proceeds $41,974,845)		(44,592,210)

Cash, Receivables and Other Assets, net of Liabilities – 2.5%**		62,769,956

Net Assets – 100%		$2,527,513,100

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$98,278,522	3.9%
Bermuda	139,242,454	5.5%
Brazil	38,690,409	1.5%
Canada	48,391,820	1.9%
Cayman Islands	36,567,495	1.5%
Germany	11,787,314	0.5%
Gibraltar	48,294,390	1.9%
India	70,078,679	2.8%
Japan	78,726,718	3.2%
Switzerland	21,601,568	0.9%
United States††	1,917,675,985	76.4%

Total	$2,509,335,354	100.0%

††	Includes Short-Term Securities (71.3% excluding Short-Term)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(44,592,210)	100.0%

Total	$(44,592,210)	100.0%

Financial Futures – Short
797 Contracts	Russell 2000 Mini expires June 2009, principal amount $36,454,350, value $38,789,990 cumulative depreciation	$(2,335,640)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Brazilian Real 5/14/09	24,500,000	$11,174,934	$(462,210)
Brazilian Real 6/18/09	4,900,000	2,214,721	(8,010)
Brazilian Real 6/25/09	3,700,000	1,669,819	(16,188)
British Pound 5/14/09	7,400,000	10,943,670	(76,030)
British Pound 6/18/09	9,485,000	14,026,829	(152,646)
British Pound 6/25/09	8,800,000	13,013,868	(113,860)
Euro 5/14/09	7,800,000	10,318,188	235,212
Euro 6/18/09	9,600,000	12,697,133	(259,661)
Euro 6/25/09	24,400,000	32,270,540	(272,730)
Indian Rupee 5/14/09	519,000,000	10,363,143	(261,936)
Indian Rupee 6/25/09	355,000,000	7,058,145	(61,692)
Japanese Yen 5/14/09	1,553,000,000	15,752,764	57,070
Japanese Yen 6/18/09	2,600,000,000	26,388,859	132,552
Japanese Yen 6/25/09	2,869,000,000	29,122,458	577,335

Total		$197,015,071	$(682,794)

Schedule of Written Options – Calls	Value

S&P 500® Index expires May 2009 1,882 contracts exercise price $920.00 (Premiums Received $1,424,956)	$(1,424,956)

Schedule of Written Options – Puts
CVS/Caremark Corp. (LEAPS) expires January 2010 20,097 contracts exercise price $20.00	$(1,396,038)
J. Crew Group, Inc. expires June 2009 8,344 contracts exercise price $15.00	(780,665)
Occidental Petroleum Corp. (LEAPS) expires January 2011 4,925 contracts exercise price $30.00	(1,674,500)
S&P 500® Index expires May 2009 600 contracts exercise price $775.00	(168,000)

Total Written Options – Puts
(Premiums received $8,475,273)	$(4,019,203)

See Notes to Schedules of Investments and Financial Statements.

28  Janus Growth Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Total Return Swaps outstanding at 4/30/09

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation/(Depreciation)

Credit Suisse	$36,881,733	Credit Suisse Custom Retail Basket Index	1-month LIBOR plus 30 basis points	4/27/10	$885,254

Goldman Sachs	56,522,454	Goldmas Sachs Custom Energy Basket Index	1-month LIBOR plus 40 basis points	4/8/10	4,599,133

Total					$5,484,387

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  29

Janus Research Fund (unaudited)	Ticker: JAMRX

Fund Snapshot
This Fund seeks to provide investors with broad exposure to what our research team feels are the most dynamic growth opportunities, regardless of company size.

Team Based Approach
Led by Jim Goff
Director of Research

Performance Overview

For the six-month period ended April 30, 2009, Janus Research Fund returned 2.82%, outperforming its primary benchmark, the Russell 1000® Growth Index, which returned -1.52% and its secondary benchmark, the S&P 500® Index, which returned -8.53%.

Economic Overview

The first quarter ended with a market rally after two difficult months. We think the market also reflected a slightly more rational atmosphere, where investors began to distinguish between high quality, enduring business models and those that will likely struggle in the global recession. Such an environment was a welcome change from the turmoil and intense volatility in the second half of 2008. We believe a long-term fundamental approach should do better when investors distinguish between quality companies. Our focus is on companies that we think have long-term competitive advantages and reasonable growth prospects, but trade at attractive valuations.

We remained disciplined during the market turmoil of the past six months. We did not stray from our core belief that the market ultimately will reward companies with superior business models, quality managements and value-additive returns on invested capital. Our ability to buy these companies at attractive valuations added to our long-term confidence.

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected (but still weak) economic reports added fuel to the rally. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small caps, but mid-caps performed relatively the best. Growth-oriented indices outpaced value indices. In commodities, natural gas, oil and agricultural commodities posted negative returns, while precious metals generated strong gains led by platinum, silver and gold.

Investment Process

Since February 1, 2006, Janus Research Fund has been team managed, representing the best ideas from Janus’ more than 30 equity analysts, overseen by Director of Research Jim Goff. Individual analysts primarily drive stock selection, with debate and oversight provided by each one of the seven global sector research teams. We employ an unconstrained fundamental bottom-up research approach that we believe provides the best opportunity for generating Fund’s outperformance over the long term. We foster an entrepreneurial culture that encourages our analysts to “go anywhere” to find the most compelling investment ideas and marry that with a disciplined approach to valuation. We strive to keep the Fund sector-neutral compared to its primary benchmark. With this in mind, the Fund’s outperformance during the period relative to the Russell 1000® Growth Index was driven by our holdings within technology and consumer sectors. As a group, poor relative performance among our healthcare selections weighed on comparable returns.

Under certain circumstances and market conditions, we may initiate positions in derivative securities to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

30  Janus Growth Funds  April 30, 2009

(unaudited)

Contributors to Fund Performance

An information technology company involved in providing infrastructure solutions for communication and wireless networks, CommScope was weak early in the period amid disappointing quarterly results and a weak outlook. In addition, the company had been a relative underperformer given its leverage profile and concerns over its debt obligations and covenants. We maintained our conviction in the name throughout, believing the market’s reaction was excessive and that the company was undervalued. As the period came to a close, CommScope’s stock price rose sharply, making it the top contributor to relative performance during the period. The move can be largely attributed to the company’s relatively upbeat profit forecast and the notion that the risk of it violating its covenants may have lessened. Near term, we think infrastructure spending in the wireless space will come back and that CommScope is well positioned to profit from it.

Marvell Technology Group, Ltd., a semiconductor company specializing in storage and communication solutions for primarily communication devices, benefited from a solid quarterly earnings release during the period and general strength among semiconductor stocks. The company has been gaining market share in storage space, drives and enterprise solutions. We think the company’s low power chips will continue to gain market share given the benefits they can have for battery life on mobile devices.

Corning, a maker of specialty glass, rebounded after weakness during the second half of 2008, when the company gave very weak guidance for its liquid crystal display (LCD) glass business. During the first quarter of 2009, the company stated its LCD business was not performing as poorly as earlier feared. In particular, end market data for flat-panel TV sales were better than expected. We believe Corning was the best-positioned producer of glass for TV and computer monitors and that its stock was undervalued as of period end.

Detractors to Fund Performance

Celgene Corp., a biotechnology company was hurt by the negative backdrop for the overall healthcare sector during the period. We think Celgene will continue to benefit from its cancer-fighting drug Revlimid, which is still early in its launch cycle. We do not believe the company faces a strong threat from generics. We like its historically high incremental margins and pipeline of drugs. Given our estimate of its growth prospects, we thought its valuation at period end was quite attractive.

Casino owner and operator MGM Mirage has been negatively impacted by its leveraged balance sheet in a time of tight credit and declining fundamentals in the gaming industry, as consumers have reduced their spending. In particular, investors have worried about the company’s ability to meet several large upcoming debt maturities. We decided to exit our position to invest in other companies that had better risk-reward profiles in our view.

Within technology, Microsemi Corp. declined during the period after it was disclosed that the CEO misstated his credentials. Potential slowing in overall technology spending and an anticompetitive lawsuit also provided a negative backdrop for the stock. While we continue to like the fundamentals of the company’s business, we felt the issues around the CEO caused too much near-term uncertainty, so we exited the position.

Outlook

As the half-year ended, the rate of decline in the U.S. and global economies was slowing and we were seeing some improvement in the credit markets. Economic reports in recent months have shown mixed data, an improvement from the stream of negative reports in late 2008. While encouraging, we do not anticipate robust economic growth for several years. With companies and individuals reducing debt levels and with increased government intervention in the economy, we see a muted rather than sharp economic recovery. We believe that a slower growth environment will increase the importance of stock picking over sector allocation in finding companies that may be well suited to gain share and profits in a slow-growth environment. We believe that the Janus bottom-up research driven process will help lead us to these opportunities.

The Fund remained sector-neutral and we expect stock selection to be a key driver of returns going forward. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to delivering superior long-term results for our clients.

Thank you for your investment in Janus Research Fund.

Janus Growth Funds  April 30, 2009  31

Janus Research Fund (unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

CommScope, Inc.	0.85%
Marvell Technology Group, Ltd.	0.68%
Corning, Inc.	0.53%
Apple, Inc.	0.51%
Tyco Electronics, Ltd.	0.47%

5 Bottom Performers – Holdings

Contribution

Celgene Corp.	-0.51%
MGM Mirage	-0.49%
Microsemi Corp.	-0.45%
Genzyme Corp.	-0.40%
Whitting Petroleum Corp.	-0.39%

4 Top Performers – Sectors*,†

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	4.50%	25.97%	25.88%
Communications	0.99%	5.98%	6.06%
Consumer	0.25%	20.26%	19.89%
Industrials	0.24%	16.75%	16.60%

3 Bottom Performers – Sectors*,†

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Healthcare	-1.46%	16.33%	16.59%
Energy	-0.54%	10.56%	10.46%
Financials	-0.45%	4.46%	4.52%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

†	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

32  Janus Growth Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Apple, Inc. Computers	2.5%
QUALCOMM, Inc. Wireless Equipment	1.9%
CommScope, Inc. Telecommunication Equipment	1.9%
Owens-Illinois, Inc. Containers – Metal and Glass	1.6%
KLA-Tencor Corp. Semiconductor Equipment	1.6%

9.5%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus Growth Funds  April 30, 2009  33

Janus Research Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund	2.82%	–37.03%	–0.58%	–2.94%	8.56%	1.06%

Russell 1000® Growth Index	–1.52%	–31.57%	–2.39%	–4.40%	5.30%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–2.48%	6.36%

Lipper Quartile	–	4th	1st	2nd	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	672/844	72/610	134/310	3/87

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

See important disclosures on the next page.

34  Janus Growth Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*The Fund’s inception date – May 3, 1993

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,028.20	$4.48

Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46

†	Expenses are equal to the annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds  April 30, 2009  35

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 98.4%
Advertising Sales – 0.5%
759,080	Lamar Advertising Co. – Class A*	$12,828,452
Aerospace and Defense – 1.9%
504,220	Northrop Grumman Corp.	24,379,037
1,702,370	Spirit Aerosystems Holdings, Inc.*	21,705,218
		46,084,255
Aerospace and Defense – Equipment – 0.8%
402,445	United Technologies Corp.	19,655,414
Agricultural Chemicals – 0.9%
249,240	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	21,556,768
Apparel Manufacturers – 1.1%
467,325	VF Corp.	27,698,353
Applications Software – 1.1%
975,655	Citrix Systems, Inc.*	27,835,437
Athletic Footwear – 1.0%
444,705	NIKE, Inc. – Class B	23,333,671
Automotive – Cars and Light Trucks – 0.7%
467,572	Bayerische Motoren Werke A.G.**	16,103,296
Automotive – Medium and Heavy Duty Trucks – 0.6%
410,560	PACCAR, Inc.	14,550,246
Automotive – Truck Parts and Equipment – Original – 0.8%
1,071,165	Johnson Controls, Inc.	20,362,847
Batteries and Battery Systems – 1.0%
417,070	Energizer Holdings, Inc.*	23,898,111
Beverages – Non-Alcoholic – 0.9%
465,435	PepsiCo, Inc.	23,160,046
Brewery – 0.6%
472,221	Anheuser-Busch InBev N.V.**	14,410,905
244,927	Anheuser-Busch InBev N.V. – VVPR Strips*,**	648
		14,411,553
Building – Residential and Commercial – 1.2%
60,655	NVR, Inc.*	30,653,217
Building Products – Cement and Aggregate – 1.3%
1,211,350	CRH PLC**	31,498,084
Building Products – Wood – 0.7%
1,881,482	Masco Corp.	16,669,931
Cable Television – 0.6%
2,010,071	British Sky Broadcasting Group PLC**	14,310,747
Casino Hotels – 0.6%
2,806,409	Crown, Ltd.	14,013,116
Chemicals – Diversified – 1.0%
470,933	Bayer A.G.**	23,321,459
Chemicals – Specialty – 0.3%
11,455,000	Huabao International Holdings, Ltd.	8,112,525
Commercial Banks – 0.1%
547,634	Barclays PLC**	2,227,547
Commercial Services – Finance – 0.2%
349,870	Western Union Co.	5,860,323
Computers – 3.9%
482,734	Apple, Inc.*	60,742,418
486,565	Research In Motion, Ltd. (U.S. Shares)*	33,816,268
		94,558,686
Computers – Peripheral Equipment – 1.1%
2,097,643	Logitech International S.A.*,**	27,909,144
Consumer Products – Miscellaneous – 1.3%
644,855	Kimberly-Clark Corp.	31,688,175
Containers – Metal and Glass – 2.5%
957,000	Crown Holdings, Inc.*	21,101,850
1,643,900	Owens-Illinois, Inc.*	40,094,721
		61,196,571
Cosmetics and Toiletries – 1.2%
507,985	Colgate-Palmolive Co.	29,971,115
Decision Support Software – 0.3%
336,130	MSCI, Inc.*	7,055,369
Diversified Operations – 3.0%
482,940	Danaher Corp.	28,223,013
684,545	Illinois Tool Works, Inc.	22,453,076
5,784,250	Keppel Corp., Ltd.	23,140,627
		73,816,716
E-Commerce/Services – 0.8%
1,234,815	eBay, Inc.*	20,337,403
Electric – Generation – 0.6%
2,234,240	AES Corp.*	15,796,077
Electronic Components – Miscellaneous – 1.0%
1,343,320	Tyco Electronics, Ltd.	23,427,501
Electronic Components – Semiconductors – 1.5%
20,798,401	ARM Holdings PLC**	36,502,181
Electronic Connectors – 1.1%
770,345	Amphenol Corp. – Class A	26,068,475
Enterprise Software/Services – 1.2%
1,522,705	Oracle Corp.	29,449,115
Fiduciary Banks – 0.2%
76,567	Northern Trust Corp.	4,162,182
Finance – Investment Bankers/Brokers – 1.3%
103,450	Goldman Sachs Group, Inc.	13,293,325
376,695	JPMorgan Chase & Co.	12,430,935
179,460	Morgan Stanley	4,242,434
189,156	optionsXpress Holdings, Inc.	3,113,508
		33,080,202
Finance – Other Services – 0.4%
39,380	CME Group, Inc.	8,716,763
Food – Miscellaneous/Diversified – 1.5%
496,175	General Mills, Inc.	25,151,111
351,160	Nestle S.A.**	11,424,333
		36,575,444
Food – Retail – 0.4%
2,159,345	Tesco PLC**	10,717,077
Hotels and Motels – 0.8%
931,185	Starwood Hotels & Resorts Worldwide, Inc.	19,424,519
Independent Power Producer – 0.7%
956,997	NRG Energy, Inc.*	17,206,806

See Notes to Schedules of Investments and Financial Statements.

36  Janus Growth Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Internet Security – 1.3%
1,896,085	Symantec Corp.*	$32,707,466
Machinery – General Industrial – 0.6%
325,935	Roper Industries, Inc.	14,859,377
Medical – Biomedical and Genetic – 5.1%
779,447	Celgene Corp.*	33,297,975
555,184	Genzyme Corp.*	29,607,963
710,948	Gilead Sciences, Inc.*	32,561,418
880,560	OSI Pharmaceuticals, Inc.*	29,560,399
		125,027,755
Medical – Drugs – 3.1%
1,526,929	Grifols S.A.**	26,809,546
1,176,980	Merck & Co., Inc.	28,529,994
163,881	Roche Holding A.G.**	20,714,374
		76,053,914
Medical Products – 2.7%
976,915	Covidien, Ltd.	32,218,657
1,009,457	Hospira, Inc.*	33,180,851
		65,399,508
Multi-Line Insurance – 0.4%
223,060	ACE, Ltd. (U.S. Shares)**	10,332,139
Multimedia – 1.3%
2,012,385	News Corp. – Class A	16,622,301
2,293,515	WPP PLC**	15,681,682
		32,303,983
Networking Products – 1.7%
1,283,715	Cisco Systems, Inc.*	24,801,373
796,410	Juniper Networks, Inc.*	17,242,277
		42,043,650
Oil and Gas Drilling – 1.1%
888,975	Helmerich & Payne, Inc.	27,398,210
Oil Companies – Exploration and Production – 1.8%
314,370	Devon Energy Corp.	16,300,085
500,150	Occidental Petroleum Corp.	28,153,443
		44,453,528
Oil Companies – Integrated – 2.7%
716,545	Hess Corp.	39,259,500
818,350	Petroleo Brasileiro S.A. (ADR)	27,472,010
		66,731,510
Oil Field Machinery and Equipment – 1.4%
529,419	Cameron International Corp.*	13,542,537
410,795	National Oilwell Varco, Inc.*	12,438,873
1,231,969	Wellstream Holdings PLC**	9,377,176
		35,358,586
Physical Practice Management – 1.5%
1,011,765	Mednax, Inc.*	36,322,364
Pipelines – 0.4%
254,459	Kinder Morgan Management LLC*	10,392,106
Power Converters and Power Supply Equipment – 0.5%
3,502,509	JA Solar Holdings Co., Ltd. (ADR)*	12,293,807
Property and Casualty Insurance – 0.2%
129,180	Chubb Corp.	5,031,561
Real Estate Management/Services – 0.2%
361,195	Mitsubishi Estate Co., Ltd.**	4,713,598
Real Estate Operating/Development – 0.7%
3,593,000	CapitaLand, Ltd.	6,618,038
4,138,000	Hang Lung Properties, Ltd.	11,667,819
		18,285,857
REIT – Warehouse/Industrial – 0.2%
647,831	ProLogis	5,901,740
Retail – Apparel and Shoe – 2.4%
1,409,600	Esprit Holdings, Ltd.	8,640,634
262,066	Inditex S.A.**	11,181,533
1,130,330	Ltd. Brands, Inc.	12,908,369
550,910	Nordstrom, Inc.	12,467,093
670,275	Urban Outfitters, Inc.*	13,063,659
		58,261,288
Retail – Consumer Electronics – 0.7%
198,315	Best Buy Co., Inc.	7,611,330
192,860	Yamada Denki Co., Ltd.**	8,900,191
		16,511,521
Retail – Discount – 1.4%
683,435	Wal-Mart Stores, Inc.	34,445,124
Retail – Drug Store – 1.4%
1,081,247	CVS Caremark Corp.	34,362,030
Retail – Jewelry – 0.5%
397,545	Tiffany & Co.	11,504,952
Retail – Regional Department Stores – 1.0%
543,760	Kohl’s Corp.*	24,659,516
Semiconductor Components/Integrated Circuits – 2.5%
7,529,679	Atmel Corp.*	28,913,967
3,020,975	Marvell Technology Group, Ltd.*	33,170,306
		62,084,273
Semiconductor Equipment – 1.6%
1,435,765	KLA-Tencor Corp.	39,828,121
Soap and Cleaning Preparations – 0.5%
280,520	Reckitt Benckiser Group PLC**	11,044,012
Telecommunication Equipment – 2.9%
2,426,445	Arris Group, Inc.*	25,890,168
1,817,955	CommScope, Inc.*	45,630,671
		71,520,839
Telecommunication Equipment – Fiber Optics – 0.9%
1,590,540	Corning, Inc.	23,253,695
Telecommunication Services – 2.0%
1,075,495	Amdocs, Ltd. (U.S. Shares)*,**	22,510,110
1,147,710	SAVVIS, Inc.*	13,060,940
1,363,294	Time Warner Telecom, Inc. – Class A*	12,528,672
		48,099,722
Tobacco – 1.2%
1,829,120	Altria Group, Inc.	29,869,530
Toys – 1.6%
1,311,900	Mattel, Inc.	19,626,024
76,300	Nintendo Co., Ltd.**	20,417,568
		40,043,592

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  37

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Transportation – Services – 2.8%
505,180	C.H. Robinson Worldwide, Inc.	$26,855,369
413,925	Expeditors International of Washington, Inc.	14,367,337
511,680	United Parcel Service, Inc. – Class B	26,781,331
		68,004,037
Web Portals/Internet Service Providers – 1.5%
51,430	Google, Inc. – Class A*	20,364,737
1,138,730	Yahoo!, Inc.*	16,272,452
		36,637,189
Wireless Equipment – 3.9%
1,063,085	Crown Castle International Corp.*	26,066,844
1,107,975	QUALCOMM, Inc.	46,889,501
2,601,764	Telefonaktiebolaget L.M. Ericsson – Class B	22,456,621
		95,412,966

Total Common Stock (cost $2,837,144,161)		2,416,957,985

Money Market – 1.5%
38,477,741	Janus Cash Liquidity Fund LLC, 0% (cost $38,477,741)	38,477,741

Total Investments (total cost $2,875,621,902) – 99.9%		2,455,435,726

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,606,431

Net Assets – 100%		$2,457,042,157

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$14,013,116	0.6%
Belgium	14,411,553	0.6%
Bermuda	105,569,622	4.3%
Brazil	27,472,009	1.1%
Canada	55,373,035	2.3%
Cayman Islands	12,293,807	0.5%
Germany	39,424,755	1.6%
Guernsey	22,510,110	0.9%
Hong Kong	11,667,819	0.5%
Ireland	31,498,084	1.3%
Japan	34,031,358	1.4%
Jersey	15,681,682	0.6%
Singapore	29,758,666	1.2%
Spain	37,991,079	1.5%
Sweden	22,456,621	0.9%
Switzerland	70,379,990	2.9%
United Kingdom	84,178,739	3.4%
United States††	1,826,723,681	74.4%

Total	$2,455,435,726	100.0%

††	Includes Short-Term Securities (72.8% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 5/14/09	6,000,000	$8,873,246	$(61,646)
British Pound 6/18/09	17,700,000	26,175,528	(284,853)
British Pound 6/25/09	8,100,000	11,978,674	(104,803)
Euro 5/14/09	5,800,000	7,672,499	174,901
Euro 6/18/09	4,300,000	5,687,257	(116,306)
Euro 6/25/09	28,200,000	37,296,280	(565,779)
Japanese Yen 5/14/09	400,000,000	4,057,376	(29,990)
Japanese Yen 6/25/09	749,000,000	7,602,900	150,723
Swiss Franc 5/14/09	17,600,000	15,427,320	189,361
Swiss Franc 6/18/09	16,000,000	14,033,408	(280,023)

Total		$138,804,488	$(928,415)

See Notes to Schedules of Investments and Financial Statements.

38  Janus Growth Funds  April 30, 2009

Janus Triton Fund (unaudited)	Ticker: JATTX

Fund Snapshot
A growth Fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade
co-portfolio manager

Brian Schaub
co-portfolio manager

Performance Overview

For the six-month period ended April 30, 2009, Janus Triton Fund returned 11.98%. Over the same time frame, the Fund’s benchmark, the Russell 2500tm Growth Index, returned 0.69%.

Economic Overview

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected (but still weak) economic reports added fuel to the rally. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small caps, but mid-caps performed relatively the best. Growth-oriented indices outpaced value indices. In commodities, natural gas, oil and agricultural commodities posted negative returns, while precious metals generated strong gains led by platinum, silver and gold.

Throughout these turbulent markets, we have continued to seek high-quality companies that we believe have competitive advantages, large addressable markets and strong business models. We look for recurring revenues, strong operating leverage and high returns on capital. The Fund’s outperformance during the period was largely driven by our selections within information technology, energy and industrials. Our relative weightings to consumer discretionary and materials held back relative results.

Key Contributors

VistaPrint, an online printing company, rose after reporting better-than-expected results in its December 2008 quarter. The company demonstrated strong organic growth in a difficult economic environment, which was particularly noteworthy given that its clients have traditionally been small businesses and individual consumers. We continue to be impressed with the company’s differentiated business model and technological expertise which allows it to manage thousands of small-volume orders using high-volume printing presses. This creates unusual scale and a sustainable competitive advantage in our view. On the heels of the better-than-expected quarter we pared back our position.

World Fuel Services, a leading fuel intermediary to the marine and aviation markets, was a top contributor during the period. World Fuel’s strong balance sheet and comprehensive credit monitoring has allowed the company to expand its overall market position at more attractive unit economics. As a result, World Fuel has delivered significant earnings growth and cash flow generation over the past several quarters. We continue to appreciate the asset-light nature of World Fuel’s intermediary business model and believe the company still trades at an attractive valuation at period end, offering a favorable risk/reward in our view.

MarketAxess, which offers a multi-dealer-to-client electronic platform for bond trading to institutional and broker-dealer clients, benefited from the general rise in financial stocks late in the period as well as better-than-expected quarterly results. Their services include price discovery and trade execution, which can help reduce the need for bond trading firms to maintain an inventory of securities, something that has come to the forefront during the recent credit crisis.

Key Detractors

Within technology, analog semiconductor manufacturer Microsemi Corp. declined during the period amid concern over the CEO’s credibility and potential slowing in overall technology spending. An anticompetitive lawsuit also

Janus Growth Funds  April 30, 2009  39

Janus Triton Fund (unaudited)

provided a negative backdrop for the stock. While we continue to like the fundamentals of the company’s business, we felt the credibility issue of the CEO caused too much near-term uncertainty, so we exited the position.

ConMed Corp., a medical technology company that provides consumable products and medical equipment, has been negatively impacted by the slowdown in hospital equipment spending. We continue to like the company for its steady free-cash-flow generation potential historically diversified revenue stream and leadership position in many of its markets.

Shares of Standard Parking, an asset-light parking lot operator, were under pressure during the period following news that its majority owner, Steamboat Industries, may need to sell a large portion of its investment in the company. The move by Steamboat could potentially result in a secondary offering of Standard, which would likely pressure existing shares down. While this may represent a near-term headwind for the company’s stock price, we believe, longer term, Standard’s cash flow potential remains intact and that the company was trading at an attractive free cash flow yield at period end.

Outlook

We continue to be concerned about the macroeconomic environment and believe that the pace of any recovery is likely to be slow. While many macroeconomic variables like home prices, unemployment claims and consumer confidence were stabilizing, they still remained at depressed levels. We are closely watching our proprietary surveys of transportation activity to gauge the pace and breadth of any recovery in the domestic economy. Independent of the economic environment, we believe we can continue to find attractive investment opportunities in the small-to-mid cap space that possess competitive advantage, large addressable markets and strong business models.

Thank you for your investment in Janus Triton Fund.

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

VistaPrint, Ltd.	2.39%
World Fuel Services Corp.	1.44%
MarketAxess Holdings, Inc.	1.14%
National CineMedia, Inc.	1.09%
CommScope, Inc.	1.00%

5 Bottom Performers – Holdings

Contribution

Microsemi Corp.	-0.98%
Conmed Corp.	-0.61%
Standard Parking Corp.	-0.50%
Sequenom, Inc.	-0.47%
Terremark Worldwide, Inc.	-0.44%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	8.07%	28.65%	19.72%
Consumer Discretionary	2.44%	8.04%	15.45%
Financials	2.29%	8.32%	5.75%
Energy	1.19%	8.86%	7.00%
Telecommunication Services	0.67%	4.13%	1.26%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	-0.24%	29.43%	19.03%
Health Care	-0.18%	12.16%	22.64%
Utilities	0.00%	0.00%	0.87%
Consumer Staples	0.00%	0.00%	3.74%
Materials	0.02%	0.42%	4.53%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

40  Janus Growth Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Amphenol Corp. – Class A Electronic Connectors	2.6%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.6%
CoStar Group, Inc. Commercial Services	2.5%
DTS, Inc. Audio and Video Products	2.5%
World Fuel Services Corp. Retail – Petroleum Products	2.3%

12.5%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 0.4% of total net assets.

*Includes Securities Sold Short of (0.9)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus Growth Funds  April 30, 2009  41

Janus Triton Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009				Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund	11.98%	–22.77%	3.42%	1.21%	1.21%

Russell 2500tm Growth Index	0.69%	–32.98%	–3.80%

Lipper Quartile	–	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	15/587	1/443

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

See important disclosures on the next page.

42  Janus Growth Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*The Fund’s inception date – February 25, 2005

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08- 4/30/09)†

Actual	$1,000.00	$1,119.80	$6.57

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

†	Expenses are equal to the annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Growth Funds  April 30, 2009  43

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 85.4%
Advertising Sales – 0.9%
91,338	Lamar Advertising Co. – Class A*	$1,543,612
Aerospace and Defense – 1.1%
55,505	TransDigm Group, Inc.*	1,950,446
Auction House – Art Dealer – 1.9%
150,105	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	3,362,352
Audio and Video Products – 2.5%
165,139	DTS, Inc.*	4,400,954
Commercial Banks – 0.6%
333,506	CapitalSource, Inc.	1,030,534
Commercial Services – 5.7%
120,695	CoStar Group, Inc.*	4,471,750
136,635	Iron Mountain, Inc.*	3,892,731
114,352	Standard Parking Corp.*	1,742,724
		10,107,205
Commercial Services – Finance – 4.7%
204,105	Euronet Worldwide, Inc.*	3,302,419
35,755	Interactive Data Corp.	803,772
39,935	Morningstar, Inc.*	1,584,221
151,640	Riskmetrics Group, Inc.*	2,637,020
		8,327,432
Computer Software – 0.9%
125,030	Omniture, Inc.*	1,540,370
Decision Support Software – 1.8%
155,121	MSCI, Inc.*	3,255,990
Diagnostic Kits – 0.9%
39,960	Idexx Laboratories, Inc.*	1,570,428
Distribution/Wholesale – 1.1%
64,236	MWI Veterinary Supply, Inc.*	1,996,455
Diversified Operations – 0.3%
976,000	Melco International Development, Ltd.	479,152
Electronic Components – Semiconductors – 1.5%
1,481,291	ARM Holdings PLC	2,599,736
Electronic Connectors – 2.6%
134,980	Amphenol Corp. – Class A	4,567,723
Electronic Measuring Instruments – 1.5%
120,974	Trimble Navigation, Ltd.*	2,593,683
Enterprise Software/Services – 1.0%
64,580	Concur Technologies, Inc.*	1,748,181
Filtration and Separations Products – 1.3%
67,500	Donaldson Co., Inc.	2,226,825
Finance – Other Services – 1.7%
306,016	MarketAxess Holdings, Inc.*	2,934,693
Footwear and Related Apparel – 1.0%
83,155	Wolverine World Wide, Inc.	1,732,119
Human Resources – 1.4%
124,080	Resources Connection, Inc.*	2,425,764
Internet Applications Software – 1.8%
175,360	DealerTrack Holdings, Inc.*	2,661,965
1,117	e-Seikatsu Co., Ltd.	508,779
		3,170,744
Investment Management and Advisory Services – 1.0%
32,890	Eaton Vance Corp.	900,199
22,200	T. Rowe Price Group, Inc.	855,144
		1,755,343
Machinery – General Industrial – 3.3%
67,165	Roper Industries, Inc.	3,062,052
73,805	Wabtec Corp.	2,814,923
		5,876,975
Medical – Biomedical and Genetic – 0.7%
31,485	Myriad Genetics, Inc.*	1,221,303
Medical – Drugs – 0.7%
416,514	Achillion Pharmaceuticals, Inc.*	708,074
216,485	Array BioPharma, Inc.*	634,301
		1,342,375
Medical Information Systems – 1.1%
63,160	Athenahealth, Inc.*	2,008,488
Medical Instruments – 3.7%
192,315	Conmed Corp.*	2,561,636
16,305	Intuitive Surgical, Inc.*	2,343,518
30,020	Techne Corp.	1,717,744
		6,622,898
Medical Products – 1.9%
303,443	TomoTherapy, Inc.*	782,883
51,520	Varian Medical Systems, Inc.*	1,719,222
36,660	Vnus Medical Technologies, Inc.*	812,019
		3,314,124
Multimedia – 0.9%
31,060	FactSet Research Systems, Inc.	1,664,505
Oil Companies – Exploration and Production – 0.7%
154,655	SandRidge Energy, Inc.*	1,261,985
Oil Field Machinery and Equipment – 2.6%
184,140	Dresser-Rand Group, Inc.*,**	4,535,368
Pipelines – 1.3%
55,747	Kinder Morgan Management LLC*	2,276,707
Power Converters and Power Supply Equipment – 0.5%
37,505	SunPower Corp. – Class B*	951,127
Printing – Commercial – 1.5%
77,315	VistaPrint, Ltd.*,**	2,655,770
Real Estate Management/Services – 1.7%
93,185	Jones Lang LaSalle, Inc.	3,007,080
Real Estate Operating/Development – 0.4%
97,170	Rodobens Negocios Imobiliarios S.A.	644,155
Recreational Vehicles – 1.1%
55,990	Polaris Industries, Inc.	1,872,866
Retail – Apparel and Shoe – 2.0%
191,895	bebe Stores, Inc.	1,765,434
88,755	Urban Outfitters, Inc.*	1,729,835
		3,495,269
Retail – Catalog Shopping – 0.9%
40,880	MSC Industrial Direct Co. – Class A	1,669,948
Retail – Petroleum Products – 2.3%
106,948	World Fuel Services Corp.	4,077,927
Schools – 0.9%
8,690	Strayer Education, Inc.	1,645,973

See Notes to Schedules of Investments and Financial Statements.

44  Janus Growth Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Semiconductor Components/Integrated Circuits – 3.3%
1,053,390	Atmel Corp.*	$4,045,017
216,175	Cypress Semiconductor Corp.*	1,714,268
		5,759,285
Telecommunication Equipment – 1.7%
120,155	CommScope, Inc.*	3,015,891
Telecommunication Services – 1.6%
49,100	Amdocs, Ltd. (U.S. Shares)*	1,027,663
156,905	SAVVIS, Inc.*	1,785,579
		2,813,242
Theaters – 1.0%
124,095	National CineMedia, Inc.	1,803,100
Therapeutics – 1.0%
279,675	MannKind Corp.*	1,143,870
41,835	Theravance, Inc.*	599,496
		1,743,366
Transportation – Marine – 1.1%
364,690	Horizon Lines, Inc. – Class A	1,940,151
Transportation – Services – 1.6%
81,465	Expeditors International of Washington, Inc.	2,827,650
Transportation – Truck – 2.6%
103,055	Forward Air Corp.	1,717,927
58,280	Landstar System, Inc.	2,075,351
27,495	Old Dominion Freight Line, Inc.*	773,984
		4,567,262
Water Treatment Systems – 1.0%
110,690	Nalco Holding Co.	1,806,461
Web Hosting/Design – 2.1%
52,290	Equinix, Inc.*	3,672,327
Wireless Equipment – 3.0%
120,320	Crown Castle International Corp.*	2,950,246
94,260	SBA Communications Corp. – Class A*	2,375,352
		5,325,598

Total Common Stock (cost $156,280,896)		150,738,917

Money Market – 14.5%
25,522,851	Janus Cash Liquidity Fund LLC, 0% (cost $25,522,851)	25,522,851

Total Investments (total cost $181,803,747) – 99.9%		176,261,768

Securities Sold Short – (0.9)%
Retail – Restaurants – (0.9)%
50,510	BJ’s Restaurants, Inc.*	(832,910)
21,010	Buffalo Wild Wings, Inc.*	(820,230)

Total Securities Sold Short (proceeds $1,384,102)		(1,653,140)

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		1,818,042

Net Assets – 100%		$176,426,670

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,655,770	1.5%
Brazil	644,155	0.4%
Canada	3,362,352	1.9%
Guernsey	1,027,663	0.6%
Hong Kong	479,152	0.3%
Japan	508,779	0.3%
United Kingdom	2,599,736	1.5%
United States††	164,984,161	93.5%

Total	$176,261,768	100.0%

††	Includes Short-Term Securities (79.1% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(1,653,140)	100.0%

Total	$(1,653,140)	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  45

Janus Twenty Fund (unaudited) (closed to new investors)	Ticker: JAVLX

Fund Snapshot
This high conviction Fund invests primarily in companies we believe have sustainable competitive positions with large and growing addressable markets.

Ron Sachs
portfolio manager

Performance Overview

For the six-month period ended April 30, 2009, the Fund returned 3.89% versus a return of -1.52% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned -8.53% for the period.

Due to certain circumstances and market conditions, we initiated positions in futures contracts in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Economic Review

Continuing fallout from the credit crisis and concerns that the recession may be deep and prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected (but still weak) economic reports added fuel to the rally. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small caps, but mid-caps performed relatively the best. Growth-oriented indices outpaced value indices. In commodities, natural gas, oil and agricultural commodities posted negative returns, while precious metals generated strong gains led by platinum, silver and gold.

The Fund’s outperformance was largely driven by our holdings within information technology and consumer staples. Meanwhile, our healthcare holdings performed relatively poorly, as did our selections within materials.

Select Technology, Consumer Staples and Telecommunication Companies Aided Results

Research In Motion (RIM), a maker of the popular Blackberry mobile device, was hurt by delayed product launches and concerns over competition and profitability early in the year. We added to our position on the weakness given our continued positive view of the company’s competitive position in key markets and growth potential. The stock rebounded strongly in April, benefiting from robust volume growth during its latest quarterly results that exceeded analysts’ estimates. New product introductions hurt margins, but the recent results showed a recovery in gross margins, which we had anticipated. Couple this with market share gains and growing usage of mobile data services worldwide, we think RIM still represented an attractive growth opportunity at period end.

Global brewer Anheuser-Busch InBev, a result of Belgium-based InBev’s acquisition of American brewer Anheuser-Busch, was the second largest individual contributor during the quarter. The stock struggled for much of 2008 amid concerns over the combined company’s ability to service and restructure its debt. We were attracted to the company’s pricing power given its lineup of strong brands in consolidated markets such as the U.S. and Brazil. The stock price rebounded off of its November lows and continued to trend higher through April as Anheuser-Busch InBev continued to make good progress towards selling off assets and paying down acquisition-related debt.

Apple Inc. was another technology name that benefited from a late-period rebound. Despite a weak economy, the company posted strong quarterly results during the period that showed better-than-expected demand for its iPod players, Macintosh computers and iPhones. We believe the investment community overestimated the economic sensitivity of Apple’s business. We think it will continue to grow globally over the long term given its small market share in some important product and geographic markets. In addition, we

46  Janus Growth Funds  April 30, 2009

(unaudited)

were attracted to its large cash position and free cash flow yield at period end.

Select Biotechnology, Agriculture and Energy Holdings were Among the Top Detractors

Celgene Corp. was the Fund’s largest detractor during the period, hurt in February, along with many healthcare names, after the U.S. Administration proposed aggressive healthcare reform. The stock suffered another decline in early April after the company said it expects 2009 profits to be at the lower end of its previous forecast. We think Celgene will continue to benefit from its cancer-fighting drug Revlimid, which is still early in its global launch cycle, has an attractive growth profile, and could maintain pricing power, even in an environment of more aggressive healthcare reform. As such, we added to our position.

Potash Corporation suffered early in the period from weakness in commodity prices, as farmers reduced fertilizer purchases to better manage their costs in light of tighter credit conditions and reduced prices for their products. We think Potash is a low-cost provider in a capacity-constrained market (potash). Because demand for Potash’s key product fell significantly in a way that was inconsistent with our investment thesis, we exited the position in December.

Oil and gas company Hess Corp. was a victim of the collapse in crude oil prices as the company’s results were highly leveraged to oil prices. We exited the position early in the period because of Hess’ economic sensitivity and the fact that the company has little control over pricing. In fact, we reduced much of our exposure to energy given our view that the economy could continue to struggle over the near term.

Outlook

Looking ahead, the economic environment is likely to remain difficult over the near term. The recession has spread globally and credit markets, though improved, were not fully and freely functioning at period end, despite continuing government efforts. We are encouraged by the relatively broad market rebound late in the period. Despite this, stock prices of what we believe are many quality companies at period end appeared to reflect a deeper and longer downturn than we think was justified by the economic fundamentals. Other asset classes also represented attractive opportunities at period end as well in our view, so we recognize the potential competition for investment dollars. Regardless, we remain focused on companies we think are likely to emerge from the current environment in a stronger position and that are attractively valued.

Thank you for your investment in Janus Twenty Fund. We look forward to reporting results in the future.

Janus Growth Funds  April 30, 2009  47

Janus Twenty Fund (unaudited)

Janus Twenty Fund At A Glance

5 Top Perfomers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	3.64%
Anheuser-Busch InBev N.V.	2.05%
Apple, Inc.	1.57%
Bunge, Ltd.	0.66%
ABB, Ltd.	0.62%

5 Bottom Performers – Holdings

Contribution

Celgene Corp.	-3.00%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	-2.13%
Hess Corp.	-0.90%
Monsanto Co.	-0.54%
CME Group, Inc.	-0.42%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	6.32%	32.59%	29.49%
Consumer Staples	3.37%	14.15%	14.12%
Industrials	0.56%	7.11%	12.68%
Telecommunication Services	0.08%	2.96%	0.76%
Utilities	0.00%	0.00%	1.94%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	-2.79%	24.66%	15.53%
Materials	-1.84%	8.30%	3.81%
Energy	-0.90%	1.75%	8.56%
Financials	-0.45%	6.65%	3.47%
Consumer Discretionary	-0.34%	1.82%	9.65%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

48  Janus Growth Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Research In Motion, Ltd. (U.S. Shares) Computers	9.7%
Apple, Inc. Computers	8.9%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	7.2%
CVS Caremark Corp. Retail – Drug Store	6.6%
Celgene Corp. Medical – Biomedical and Genetic	6.5%

38.9%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 4.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus Growth Funds  April 30, 2009  49

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund(1)	3.89%	–37.01%	4.97%	–1.75%	11.46%	0.86%

Russell 1000® Growth Index	–1.52%	–31.57%	–2.39%	–4.40%	8.64%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–2.48%	9.41%

Lipper Quartile	–	4th	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	–	668/844	2/610	63/310	2/40

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

50  Janus Growth Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*The Fund’s inception date – April 30, 1985

(1) Closed to new investors.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08- 4/30/09)†

Actual	$1,000.00	$1,038.90	$4.40

Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

†	Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds  April 30, 2009  51

Janus Twenty Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 92.5%
Aerospace and Defense – 1.0%
15,103,950	BAE Systems PLC	$79,426,030
Agricultural Chemicals – 4.3%
2,433,600	Monsanto Co.	206,588,304
593,401	Syngenta A.G.	126,642,822
		333,231,126
Agricultural Operations – 1.5%
2,417,105	Bunge, Ltd.	116,045,211
Brewery – 4.8%
12,087,797	Anheuser-Busch InBev N.V.	368,886,809
2,849,864	Anheuser-Busch InBev N.V. – VVPR Strips*	7,540
		368,894,349
Cellular Telecommunications – 0.6%
1,414,990	America Movil S.A.B. de C.V. – Series L (ADR)	46,482,422
Computers – 18.6%
5,438,170	Apple, Inc.*	684,284,931
10,826,290	Research In Motion, Ltd. (U.S. Shares)*,**	752,427,156
		1,436,712,087
Diversified Minerals – 1.9%
8,731,840	Cia Vale do Rio Doce (ADR)	144,162,678
Engineering – Research and Development Services – 4.1%
22,762,362	ABB, Ltd.	321,732,920
Enterprise Software/Services – 4.8%
19,134,583	Oracle Corp.	370,062,835
Entertainment Software – 1.0%
3,832,235	Electronic Arts, Inc.*	77,985,982
Finance – Investment Bankers/Brokers – 4.8%
1,349,710	Goldman Sachs Group, Inc.	173,437,735
6,028,700	JPMorgan Chase & Co.	198,947,100
		372,384,835
Finance – Other Services – 1.8%
615,555	CME Group, Inc.	136,253,099
Medical – Biomedical and Genetic – 13.7%
11,794,828	Celgene Corp.*	503,875,052
12,155,465	Gilead Sciences, Inc.*	556,720,297
		1,060,595,349
Medical – Drugs – 1.4%
858,563	Roche Holding A.G.	108,521,396
Medical – HMO – 1.4%
4,648,100	UnitedHealth Group, Inc.	109,323,312
Multi-Line Insurance – 1.0%
1,639,480	ACE, Ltd. (U.S. Shares)	75,940,714
Multimedia – 1.3%
12,361,680	News Corp. – Class A	102,107,477
Networking Products – 4.3%
17,248,615	Cisco Systems, Inc.*	333,243,242
Oil Companies – Integrated – 1.7%
3,821,930	Petroleo Brasileiro S.A. (ADR)	128,302,190
Optical Supplies – 2.0%
1,654,390	Alcon, Inc. (U.S. Shares)	152,220,424
Retail – Drug Store – 6.6%
16,084,520	CVS Caremark Corp.	511,166,046
Retail – Regional Department Stores – 0.8%
1,416,695	Kohl’s Corp.*	64,247,118
Soap and Cleaning Preparations – 0.9%
1,863,590	Reckitt Benckiser Group PLC	73,369,137
Telecommunication Equipment – Fiber Optics – 1.1%
6,008,190	Corning, Inc.	87,839,738
Transportation – Services – 1.4%
2,123,970	United Parcel Service, Inc. – Class B	111,168,590
Web Portals/Internet Service Providers – 4.2%
819,466	Google, Inc. – Class A*	324,483,952
Wireless Equipment – 1.5%
4,624,320	Crown Castle International Corp.*	113,388,326

Total Common Stock (cost $6,102,750,109)		7,159,290,585

Money Markets – 7.1%
550,331,623	Janus Cash Liquidity Fund LLC, 0% (cost $550,331,623)	550,331,623

Total Investments (total cost $6,653,081,732) – 99.6%		7,709,622,208

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		29,135,416

Net Assets – 100%		$7,738,757,624

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$368,894,349	4.8%
Bermuda	116,045,211	1.5%
Brazil	272,464,867	3.5%
Canada	752,427,155	9.8%
Mexico	46,482,422	0.6%
Switzerland	785,058,276	10.2%
United Kingdom	152,795,167	2.0%
United States††	5,215,454,761	67.6%

Total	$7,709,622,208	100.0%

††	Includes Short-Term Securities (60.5% excluding Short-Term Securities)

Financial Futures – Long
11,346 Contracts	S&P 500® E-mini Futures expires June 2009 principal amount $484,695,492, value $493,551,000 cumulative appreciation	$8,855,508

See Notes to Schedules of Investments and Financial Statements.

52  Janus Growth Funds  April 30, 2009

Janus Venture Fund (unaudited) (closed to new investors)	Ticker: JAVTX

Fund Snapshot
This growth Fund focuses on small companies, where there’s less Wall Street coverage and more opportunity for a research edge.

Will Bales
portfolio manager

Performance Overview

For the six-month period ended April 30, 2009, Janus Venture Fund returned 6.14%. Meanwhile, the Fund’s primary and secondary benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, returned -3.77% and -8.40%, respectively.

Economic Overview

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ending April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows, only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected (but still weak) economic reports added fuel to the rally. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small caps, but mid-caps performed relatively the best. Growth-oriented indices outpaced value indices. In commodities, natural gas, oil and agricultural commodities posted negative returns, while precious metals generated strong gains led by platinum, silver and gold.

Given the market sell off, we were able to invest in what we viewed as high-quality businesses whose market capitalization moved back down into the small cap market. In addition, we opportunistically invested in companies that we thought could rebound from depressed valuation levels that were pricing in little or no growth over a multi-year horizon. The Fund’s outperformance during the period was largely driven by our selections within information technology and energy. Our overweight to technology also provided a boost to relative results. In terms of detractors, our holdings within consumer discretionary and healthcare hurt comparable returns, although relative weightings to each group offset some of the weakness.

The Fund employed some basic derivative strategies during the six-month period. These strategies included selling put and call options at or around our research-driven target prices to generate income and exercise price discipline for purchases and sales of the underlying securities. We also utilized long put options in some cases to hedge downside risk in individual positions. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Select Technology and Energy Holdings Aided Performance

VistaPrint, an online printing company focused on low-cost products, rose after reporting better-than-expected results in its December 2008 quarter. The company demonstrated strong organic growth in a difficult economic environment, which was particularly impressive given that its clients generally have been small businesses and individual consumers. We like the company’s differentiated business model of managing thousands of small-volume orders using high-volume printing presses, which provides unusual scale and, in our view, a competitive advantage.

World Fuel Services, a supplier of fuel to marine and airline users, was a top contributor during the period boosted by a strong earnings report. Over the past year, we think World Fuel’s competitive positioning and pricing power has improved, as a number of competitors have exited the business. We also believe the company has an attractive business model and the valuation offered a favorable risk/reward at the end of the period.

CommScope, an information technology company involved in providing infrastructure solutions for communication and wireless networks, struggled early in the period amid disappointing quarterly results and a weak outlook. In addition, the company had been a relative underperformer given its leverage profile and concerns over its debt obligations and covenants. We took advantage of this weakness to initiate a

Janus Growth Funds  April 30, 2009  53

Janus Venture Fund (unaudited)

position in the name, believing the market’s reaction was excessive and that the company was undervalued. As the period came to a close, CommScope’s stock price rose sharply on an upbeat profit forecast and a reduction in concern about the company’s leverage profile.

Consumer Discretionary and Healthcare Holdings Weighed on Performance

LHC Group, a provider of skilled home-based healthcare services, declined significantly during the period, as worries increased that proposed changes to healthcare spending by the Obama Administration could negatively impact the company. We feel the proposed changes will not be as severe as the market was pricing in at period end. In addition, we view LHC’s business model as one that may actually help reduce healthcare costs across the board, for patients and the government.

Film studio Lions Gate declined after announcing weaker-than-expected box office proceeds from its Punisher 2 movie. We added to our position on the weakness as we believe the company’s attractive asset mix, growth potential and inexpensive valuation will benefit Fund performance over the longer term.

International hotel and resort real estate company Kingdom Hotels’ stock price declined amid a difficult credit market environment and the global economic slowdown. Despite the weak environment, the company’s geographically diverse operations (Middle East, North America and Asia) have been performing relatively well. We remained attracted to the company’s portfolio of resort assets at period end and we believe the real estate was getting little credit in the stock valuation. In addition, we believe Kingdom Hotels’ recently announced buyback program will be largely accretive to earnings, potentially benefiting shareholders.

Outlook

Even though the equity markets recovered somewhat in March and in April, we do not believe economic conditions have improved substantially given the ongoing uncertainty of the banking industry. Near-term corporate earnings continue to be a worry, but we believe earnings comparisons could start to improve towards the end of this year. We continue to favor companies we think have high-quality management teams, sustainable revenue and earnings growth and attractive risk-reward profiles.

Thank you for your investment in Janus Venture Fund.

54  Janus Growth Funds  April 30, 2009

(unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

VistaPrint, Ltd.	2.87%
World Fuel Services Corp.	1.20%
CommScope, Inc.	1.19%
Ultimate Software Group, Inc.	1.06%
Smith & Wesson Holding Corp.	1.04%

5 Bottom Performers – Holdings

Contribution

LHC Group, Inc.	-0.96%
Lions Gate Entertainment Corp. (U.S. Shares)	-0.87%
Kingdom Hotel Investments (GDR)	-0.86%
Microsemi Corp.	-0.57%
Psychiatric Solutions, Inc.	-0.47%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	8.01%	37.97%	22.66%
Energy	0.67%	3.65%	6.48%
Consumer Discretionary	0.66%	17.58%	12.88%
Telecommunication Services	0.58%	1.81%	1.45%
Materials	0.10%	0.04%	2.74%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	-2.44%	20.17%	26.37%
Industrials	-1.19%	14.63%	18.23%
Financials	-0.10%	3.91%	5.31%
Consumer Staples	-0.05%	0.24%	3.04%
Utilities	0.00%	0.00%	0.85%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth Funds  April 30, 2009  55

Janus Venture Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

VistaPrint, Ltd. Printing – Commercial	3.8%
CoStar Group, Inc. Commercial Services	3.6%
Ultimate Software Group, Inc. Enterprise Software/Services	3.4%
Solera Holdings, Inc. Transactional Software	2.9%
Equinix, Inc. Web Hosting/Design	2.9%

16.6%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 0.8% of total net assets.

* Includes Securities Sold Short of (1.6)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

56  Janus Growth Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund(1)	6.14%	–33.38%	–1.34%	0.34%	10.22%	0.90%

Russell 2000® Growth Index	–3.77%	–30.36%	–1.67%	–1.06%	5.62%

Russell 2000® Index	–8.40%	–30.74%	–1.45%	2.53%	7.94%

Lipper Quartile	–	2nd	2nd	3rd	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	–	279/587	136/408	132/204	1/10

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

See important disclosures on the next page.

Janus Growth Funds  April 30, 2009  57

Janus Venture Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*The Fund’s inception date – April 30, 1985

(1) Closed to new investors.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08- 4/30/09)†

Actual	$1,000.00	$1,061.00	$4.96

Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

†	Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

58  Janus Growth Funds  April 30, 2009

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 100.2%
Advertising Agencies – 0.3%
539,695	MDC Partners, Inc. – Class A (U.S. Shares)*	$2,218,146
Advertising Sales – 0.1%
34,360	Lamar Advertising Co. – Class A*	580,684
Applications Software – 0.5%
1,581,188	inContact, Inc.*,£	3,794,851
Auction House – Art Dealer – 0.7%
254,330	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	5,696,992
Audio and Video Products – 1.7%
502,725	DTS, Inc.*	13,397,621
Automotive – Truck Parts and Equipment – Replacement – 0.3%
588,688	Motorcar Parts of America, Inc.*,£	2,584,340
Beverages – Non-Alcoholic – 0.2%
355,070	Heckmann Corp.*	1,871,219
Broadcast Services and Programming – 0%
9,700	Genius Products, Inc. – Private Placement*,£	53,350
Casino Hotels – 0.5%
1,451,136	Century Casinos, Inc.*,£	3,642,351
Casino Services – 0.1%
482,833	PokerTek, Inc.*,£	564,915
Commercial Services – 5.4%
741,815	CoStar Group, Inc.*,**	27,484,245
268,355	HMS Holdings Corp.*	8,045,283
2,346,939	Intermap Technologies Corp.*,£	3,934,516
229,805	Providence Service Corp.*	2,256,685
		41,720,729
Commercial Services – Finance – 3.2%
230,180	Bankrate, Inc.*	5,754,500
645,080	Euronet Worldwide, Inc.*	10,437,395
472,565	Riskmetrics Group, Inc.*	8,217,905
		24,409,800
Computer Graphics – 0.4%
817,532	Monotype Imaging Holdings, Inc.*	3,033,044
Computer Services – 1.1%
3,140,420	LivePerson, Inc.*,£	8,353,517
Computer Software – 1.4%
853,050	Omniture, Inc.*,**	10,509,576
Consulting Services – 2.4%
263,911	Huron Consulting Group, Inc.*	12,654,533
1,961,073	Information Services Group, Inc.*,£	5,804,776
		18,459,309
Consumer Products – Miscellaneous – 2.6%
983,640	Jarden Corp.*,**	19,771,164
Decision Support Software – 0.8%
311,425	MSCI, Inc.*	6,536,811
Distribution/Wholesale – 0.8%
210,556	MWI Veterinary Supply, Inc.*	6,544,080
Diversified Operations – 1.5%
867,990	Digital Domain – Private Placement*,°° ,§	7,291,116
302,885	Barnes Group, Inc.	4,288,852
		11,579,968
Drug Delivery Systems – 0.6%
904,930	I-Flow Corp.*	4,524,650
E-Commerce/Services – 0.1%
1,836,265	Kowabunga!, Inc.*	275,440
2,691,158	Workstream, Inc. (U.S. Shares)*,£	861,170
		1,136,610
Educational Software – 0.4%
112,335	Rosetta Stone, Inc.*	3,364,433
Electronic Components – Miscellaneous – 0.6%
541,525	Harbin Electric – Private Placement*	4,321,370
Electronic Components – Semiconductors – 0.1%
28,670	Monolithic Power Systems, Inc.*	530,395
Electronic Connectors – 1.0%
232,565	Amphenol Corp. – Class A	7,870,000
E-Marketing/Information – 0.7%
356,440	Constant Contact, Inc.*	5,678,089
Enterprise Software/Services – 5.1%
282,535	Concur Technologies, Inc.*	7,648,222
262,550	MedAssets, Inc.*	4,526,362
229,245	Salary.com, Inc.*	506,631
1,409,050	Ultimate Software Group, Inc.*,**,£	26,391,506
		39,072,721
E-Services/Consulting – 1.5%
804,165	GSI Commerce, Inc.*	11,427,185
Finance – Investment Bankers/Brokers – 0.9%
417,485	optionsXpress Holdings, Inc.	6,871,803
Finance – Other Services – 0%
24,020	MarketAxess Holdings, Inc.*	230,352
Firearms and Ammunition – 3.1%
1,512,505	Smith & Wesson Holding Corp.*	10,844,661
1,052,040	Sturm Ruger & Co., Inc.£	12,950,612
		23,795,273
Gambling – Non-Hotel – 0.4%
907,650	Great Canadian Gaming Corp.*	2,868,265
Hotels and Motels – 1.3%
1,901,500	Kingdom Hotel Investments (GDR)*	4,563,600
445,760	Morgans Hotel Group Co.*	1,912,310
500,850	Orient-Express Hotel, Ltd. – Class A	3,240,500
		9,716,410
Human Resources – 1.6%
645,725	Resources Connection, Inc.*	12,623,924
Identification Systems and Devices – 0.8%
864,775	L-1 Identity Solutions, Inc.*	6,330,153
Internet Applications Software – 2.5%
638,620	DealerTrack Holdings, Inc.*	9,694,252
553,145	Vocus, Inc.*	9,403,465
		19,097,717

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  59

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Internet Content – Information/News – 0.9%
1,640,185	Health Grades, Inc.*,£	$5,248,592
416,620	TechTarget, Inc.*	1,670,646
		6,919,238
Investment Companies – 0.2%
260,435	UTEK Corp.*	1,692,828
Investment Management and Advisory Services – 0.5%
140,395	Eaton Vance Corp.	3,842,611
Marine Services – 0.7%
1,548,955	Odyssey Marine Exploration, Inc.*	5,390,363
Medical – Biomedical and Genetic – 1.6%
359,330	Acorda Therapeutics, Inc.*	7,125,514
134,280	Myriad Genetics, Inc.*	5,208,721
		12,334,235
Medical – Nursing Homes – 0.6%
499,050	Skilled Healthcare Group, Inc.*	4,356,707
Medical – Outpatient and Home Medical Care – 1.7%
2,234,307	Hythiam, Inc.*	536,234
547,450	LHC Group, Inc.*	12,492,809
		13,029,043
Medical Information Systems – 1.1%
200,460	Athenahealth, Inc.*	6,374,628
154,480	Phase Forward, Inc.*	2,202,885
		8,577,513
Medical Instruments – 0.2%
140,679	Conmed Corp.*	1,873,844
Medical Labs and Testing Services – 1.6%
205,893	Bio-Reference Labs, Inc.*	5,285,273
235,792	Genoptix, Inc.*	6,856,832
		12,142,105
Medical Products – 1.8%
752,315	PSS World Medical, Inc.*	10,923,614
1,234,343	TomoTherapy, Inc.*	3,184,605
		14,108,219
Motion Pictures and Services – 1.9%
3,007,545	Lions Gate Entertainment Corp. (U.S. Shares)*	14,767,046
MRI and Medical Diagnostic Imaging Center – 0.1%
659,020	RadNet, Inc.*	1,014,891
Networking Products – 0.6%
388,915	Switch & Data Facilities Co., Inc.*	4,499,747
Oil Field Machinery and Equipment – 1.2%
363,625	Dresser-Rand Group, Inc.*	8,956,084
Patient Monitoring Equipment – 0.8%
310,630	CardioNet, Inc.*	6,445,573
Pharmacy Services – 3.2%
546,780	Catalyst Health Solutions, Inc.*	12,329,889
632,570	SXC Health Solutions Corp. (U.S. Shares)*,**	12,670,377
		25,000,266
Physical Practice Management – 1.1%
232,410	Mednax, Inc.*	8,343,519
Physical Therapy and Rehabilitation Centers – 0.9%
368,880	Psychiatric Solutions, Inc.*	7,152,583
Printing – Commercial – 3.8%
846,143	VistaPrint, Ltd.*,**	29,065,012
Private Corrections – 0.7%
345,795	Geo Group, Inc.*	5,750,571
Real Estate Management/Services – 0.8%
1,877,877	LPS Brasil Consultoria de Imoveis S.A.*	6,460,625
Retail – Apparel and Shoe – 2.2%
887,515	American Apparel, Inc.	5,990,726
1,159,450	Bebe Stores, Inc.	10,666,940
		16,657,666
Retail – Petroleum Products – 2.5%
515,130	World Fuel Services Corp.**	19,641,907
Schools – 3.7%
366,464	American Public Education, Inc.*	13,192,704
989,950	Bridgepoint Education, Inc.*	10,740,958
290,355	Corinthian Colleges, Inc.*	4,471,467
		28,405,129
Telecommunication Equipment – 3.3%
687,236	Arris Group, Inc.*	7,332,808
728,645	CommScope, Inc.*	18,288,990
		25,621,798
Telecommunication Services – 0.8%
515,205	SAVVIS, Inc.*	5,863,033
Theaters – 1.8%
961,147	National CineMedia, Inc.	13,965,466
Toys – 2.1%
539,320	Marvel Entertainment, Inc.*,**	16,093,309
Transactional Software – 3.8%
973,240	Solera Holdings, Inc.*,**	22,209,336
1,030,350	Yucheng Technologies, Ltd. (U.S. Shares)*,£	7,346,395
		29,555,731
Transportation – Marine – 1.1%
1,671,033	Horizon Lines, Inc. – Class A**,£	8,889,896
Transportation – Truck – 1.5%
340,065	Forward Air Corp.	5,668,884
199,915	Old Dominion Freight Line, Inc.*	5,627,607
		11,296,491
Water Treatment Systems – 1.0%
492,690	Nalco Holding Co.	8,040,701
Web Hosting/Design – 3.7%
316,192	Equinix, Inc.*,**	22,206,164
3,704,519	NaviSite, Inc.*,£	1,407,717
957,080	NIC, Inc.*	5,168,232
		28,782,113
Wire and Cable Products – 0.5%
710,016	Fushi Copperweld, Inc.*	3,606,881
Wireless Equipment – 1.5%
469,400	SBA Communications Corp. – Class A*	11,828,880

Total Common Stock (cost $922,711,563)		774,753,441

See Notes to Schedules of Investments and Financial Statements.

60  Janus Growth Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Promissory Note – 0.3%
Broadcast Services and Programming – 0.3%
2,000,000	Genius Products, Inc. 5.0000%, expires 12/31/10°° ,§ (cost $2,000,000)	$2,000,000

Warrants – 0%
Automotive – Truck Parts and Equipment – Replacement – 0%
88,303	Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12*,°° ,§	7,700
Broadcast Services and Programming – 0%
374,388,259	Genius Products, Inc. – Private Placement – expires 2/7/14*,ß,°°	0
Casino Services – 0%
146,926	PokerTek, Inc. – Private Placement – expires 4/23/12*,°° ,§	120,259
Networking Products – 0%
2,090	Lantronix, Inc. – Private Placement – expires 2/9/11*,ß,°°	16

Total Warrants (cost $911,295)		127,975

Purchased Options – Calls – 0%
80,391	Parent Co. (LEAPS) expires July 2009 exercise price $6.40ß,°°	105
20,231	Parent Co. (LEAPS) expires July 2009 exercise price $6.85ß,°°	24

Total Purchased Options – Calls (premiums paid $286,075)		129

Purchased Options – Puts – 0%
2,000	Ultimate Software Group, Inc. expires May 2009 exercise price $15.00 (premiums paid $157,675)	25,000

Total Investments (total cost $926,066,608) – 100.5%		776,906,545

Securities Sold Short – (1.6)%
Apparel Manufacturers – (0.6)%
150,000	Columbia Sportswear Co.	(4,608,000)
Computers – Peripheral Equipment – (0.4)%
100,000	Synaptics Inc.*	(3,248,000)
Medical Information Systems – (0.3)%
50,000	Cerner Corp.*	(2,690,000)
Retail – Discount – (0.3)%
50,000	Canadian Tire Corp. – Class A	(2,116,513)

Total Securities Sold Short (proceeds $11,654,587)		(12,662,513)

Cash, Receivables and Other Assets, net of Liabilities** – 1.1%		8,676,725

Net Assets – 100%		$772,920,757

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$32,305,512	4.2%
Brazil	6,460,625	0.8%
Canada	43,016,514	5.5%
Cayman Islands	4,563,600	0.6%
United States	683,213,899	87.9%
Virgin Islands	7,346,395	1.0%

Total	$776,906,545	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Canada	$(2,116,513)	16.7%
United States	(10,546,000)	83.3%

Total	$(12,662,513)	100.0%

Schedule of Written Options – Calls	Value

Equinix, Inc. expires May 2009 500 contracts exercise price $65.00	$(330,000)
Equinix, Inc. expires May 2009 500 contracts exercise price $70.00	(137,500)
Ultimate Software Group, Inc. expires May 2009 2,000 contracts exercise price $20.00	(65,000)
VistaPrint, Ltd. expires May 2009 2,000 contracts exercise price $35.00	(440,000)
World Fuel Services Corp. expires May 2009 2,000 contracts exercise price $40.00	(260,000)

Total Written Options – Calls
(Premiums received $619,168)	$(1,232,500)

Schedule of Written Options – Puts
American Public Education, Inc. expires May 2009 2,000 contracts exercise price $30.00	$(44,200)
Amphenol Corporation expires May 2009 2,000 contracts exercise price $25.00	(15,000)
Concur Technologies, Inc. expires May 2009 2,000 contracts exercise price $17.50	(5,000)
Genomic Health, Inc. expires May 2009 1,000 contracts exercise price $20.00	(45,000)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  61

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Value
Genoptix, Inc. expires May 2009 2,000 contracts exercise price $25.00	(60,000)
LHC Group, Inc. expires May 2009 2,000 contracts exercise price $17.50	(20,000)
Myriad Genetics, Inc. expires May 2009 500 contracts exercise price $35.00	(50,000)
Myriad Genetics, Inc. expires May 2009 250 contracts exercise price $40.00	(76,250)
Polaris Industries, Inc. expires May 2009 2,000 contracts exercise price $17.50	(10,000)
Urban Outfitters, Inc. expires May 2009 2,000 contracts exercise price $12.50	(5,000)
World Fuel Services Corp. expires May 2009 1,000 contracts exercise price $25.00	(1,800)

Total Written Options – Puts
(Premiums received $1,255,015)	$(332,250)

See Notes to Schedules of Investments and Financial Statements.

62  Janus Growth Funds  April 30, 2009

Janus Global Life Sciences Fund (unaudited)	Ticker: JAGLX

Fund Snapshot
This Fund seeks companies around the world that are addressing unmet medical needs and providing efficient healthcare solutions.

Andy Acker
portfolio manager

Performance Overview

Continuing fallout from the credit crisis and concerns about the length and severity of a global recession weighed on market performance for most of the six-month period ended April 30, 2009. Global markets started to bounce off nearly five-year lows reached in early March, though healthcare stocks generally lagged the recovery due to heightened uncertainty regarding the impact of potential U.S. healthcare reforms.

For the six-month period ended April 30, 2009, the S&P 500® Index (the Fund’s primary benchmark) declined 8.53%. Janus Global Life Sciences Fund outperformed this index with its 8.17% decline during the period. The Fund also outperformed the Morgan Stanley Capital International (MSCI) World Health Care Index (the Fund’s secondary benchmark), which declined 10.32% during the period.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The portfolio includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that have historically generated strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) typically represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term market misperceptions that should resolve over time.

Stocks That Aided Returns

A renewal of merger and acquisition activity among global pharmaceutical companies was a key theme during the period. Wyeth, a top 10 Fund holding, gained on news that it was being acquired by Pfizer in a cash-and-stock deal valued at $68 billion at the time of the offer. We had been positive on Wyeth due to its long-lived assets in animal health, biologics, vaccines and consumer products. We think Pfizer’s bid represented a fair price for Wyeth and believe the deal has a good chance of getting completed.

Schering-Plough Corp. rose during the period after Merck & Co. agreed to acquire the company for roughly $41 billion in cash and stock. Schering Plough was attractive to Merck due to its strong pipeline of new drugs and a number of solid pharmaceutical and animal health franchises with long patent lives remaining. We think the combination offers potential for significant synergies, which Merck estimates at $3.5 billion annually beyond 2011.

Theravance, Inc., a biopharmaceutical company, was another top contributor during the period. The company’s stock rose significantly following favorable late phase 2 trial data for the “Beyond Advair” program, partnered with GlaxoSmithKline. We believe this successor to Glaxo’s respiratory drug Advair has multi-billion dollar sales potential. We took some profits after the run-up in the stock but continue to like the long term prospects.

Stocks That Weighed on Returns

Molecular diagnostic company Sequenom, Inc. was our biggest disappointment during the period. The company had developed a highly promising, non-invasive diagnostic test that we believed had the potential to revolutionize the screening of Down syndrome. However, the company’s stock price declined sharply following news that some employees had mishandled test data, triggering an investigation. While the technique may still prove viable, we exited the position given the previously reported test results on which we based our investment decision could no longer be relied upon.

Biotechnology firm Celgene Corp., was hurt by the negative backdrop for the overall healthcare sector and by a lower-than-expected sales ramp of its key cancer franchises, particularly Revlimid. Sales were impacted by inventory destocking, slower-than-expected rollouts in international markets, and higher copay assistance program utilization due to economic weakness. Despite the volatility in the stock, we think the long-term growth prospects for Celgene’s blood cancer franchises remain robust, and we added to the position on weakness.

Janus Growth Funds  April 30, 2009  63

Janus Global Life Sciences Fund (unaudited)

Xenoport, Inc., a biopharmaceutical company, fell during the period following a filing delay for Solzira, its lead drug targeted to treat restless leg syndrome, and a couple of other clinical trial setbacks. Xenoport’s core technology focuses on improving the bioavailability of existing drugs, potentially allowing for dosing benefits and extended patent life over existing formulations. While the setbacks were disappointing, the Solzira delay was primarily administrative and has already been corrected. Meanwhile, we still see significant value in the company’s pipeline and technology and added to the position on weakness.

Investment Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that could lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. While the Fund makes an effort to manage risk, it does not guarantee the ability to control losses.

Looking Ahead

We believe the short-term outlook for the healthcare sector remains clouded by uncertainty related to the potential impacts from healthcare reform initiatives. Nevertheless, we believe political fears and five years of underperformance during the global economic boom have created many attractive buying opportunities within the healthcare sector.

We believe the long-term drivers of healthcare spending remain intact, including aging populations, rising life expectancies, and higher standards of living globally. Companies addressing high unmet medical needs or helping to mitigate the rise of healthcare costs should remain best positioned. We continue to focus on what we believe are the best risk/reward opportunities in the sector.

Thank you for your continued investment in Janus Global Life Sciences Fund.

64  Janus Growth Funds  April 30, 2009

(unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Wyeth	0.75%
Theravance, Inc.	0.72%
Schering-Plough Corp.	0.70%
Mylan, Inc.	0.57%
AMAG Pharmaceuticals, Inc.	0.56%

5 Bottom Performers – Holdings

Contribution

Celgene Corp.	-1.29%
Sequenom, Inc.	-1.09%
XenoPort, Inc.	-1.08%
K-V Pharmaceutical Co. – Class A	-0.86%
Genzyme Corp.	-0.77%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	0.09%	5.10%	12.94%
Consumer Discretionary	0.08%	-0.22%	8.42%
Materials	0.02%	1.34%	3.11%
Energy	0.00%	0.00%	13.58%
Industrials	0.00%	0.00%	10.51%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	-5.52%	92.98%	15.02%
Financials	-0.99%	0.80%	11.74%
Utilities	0.00%	0.00%	4.27%
Telecommunication Services	0.00%	0.00%	3.82%
Information Technology	0.00%	0.00%	16.60%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth Funds  April 30, 2009  65

Janus Global Life Sciences Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Roche Holding A.G. Medical – Drugs	4.1%
Celgene Corp. Medical – Biomedical and Genetic	3.8%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.4%
CVS Caremark Corp. Retail – Drug Store	3.3%
Wyeth Medical – Drugs	3.2%

17.8%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 3.8% of total net assets.

*Includes Securities Sold Short of (0.5)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

66  Janus Growth Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund	–8.17%	–27.26%	–1.32%	4.74%	4.88%	0.98%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–2.48%	–1.58%

Morgan Stanley Capital International World Health Care Index	–10.32%	–23.29%	–1.86%	–0.36%	–0.99%

Lipper Quartile	–	3rd	3rd	1st	1st

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	–	39/51	24/44	3/15	2/13

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Growth Funds  April 30, 2009  67

Janus Global Life Sciences Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity and interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*The Fund’s inception date – December 31, 1998

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$919.40	$4.85

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

†	Expenses are equal to the annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

68  Janus Growth Funds  April 30, 2009

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 95.6%
Agricultural Chemicals – 0.9%
58,701	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$5,077,049
Chemicals – Diversified – 2.4%
276,496	Bayer A.G.**	13,692,585
Instruments – Scientific – 1.0%
168,723	Thermo Fisher Scientific, Inc.*	5,918,803
Life and Health Insurance – 1.4%
621,945	Ondontoprev S.A.	7,901,644
Medical – Biomedical and Genetic – 26.0%
455,145	Acorda Therapeutics, Inc.*	9,025,525
390,331	Alexion Pharmaceuticals, Inc.*	13,044,862
234,187	AMAG Pharmaceuticals, Inc.*	10,503,287
193,278	Amgen, Inc.*	9,368,185
588,494	Arena Pharmaceuticals, Inc.*	1,653,668
514,935	Celgene Corp.*	21,998,022
102,821	Cougar Biotechnology, Inc.*	3,590,509
1,271,821	Fibrogen, Inc. – Private Placement*,°° ,§	7,440,153
319,808	Genzyme Corp.*	17,055,361
423,093	Gilead Sciences, Inc.*,**	19,377,659
1,046,496	Human Genome Sciences, Inc.*	2,291,826
922,041	Incyte Corp., Ltd.*	2,176,017
195,148	Martek Biosciences Corp.*	3,555,597
140,085	Myriad Genetics, Inc.*	5,433,897
258,187	OSI Pharmaceuticals, Inc.*	8,667,338
144,611	United Therapeutics Corp.*	9,083,017
148,430	Vertex Pharmaceuticals, Inc.*	4,574,613
		148,839,536
Medical – Drugs – 31.6%
288,398	Abbott Laboratories	12,069,456
874,717	Achillion Pharmaceuticals, Inc.*	1,487,019
510,206	Array BioPharma, Inc.*	1,494,904
380,896	AstraZeneca PLC (ADR)**	13,319,933
217,974	Auxilium Pharmaceuticals, Inc.*	4,991,605
206,600	BioForm Medical, Inc.*	231,392
394,273	Bristol-Myers Squibb Co.	7,570,042
377,901	Forest Laboratories, Inc.*	8,196,673
242,886	GlaxoSmithKline PLC (ADR)**	7,471,173
446,534	Grifols S.A.**	7,840,164
741,106	Merck & Co., Inc.	17,964,409
230,814	Novartis A.G.**	8,720,027
210,245	Novo Nordisk A/S**	9,977,611
520,590	Pfizer, Inc.	6,955,082
183,979	Roche Holding A.G.**	23,254,738
108,058	Sanofi-Aventis S.A.**	6,218,523
355,327	Savient Pharmaceuticals, Inc.*	1,876,127
480,687	Schering-Plough Corp.	11,065,415
173,561	Shire PLC (ADR)**	6,468,618
425,731	Wyeth	18,050,994
421,864	XenoPort, Inc.*	5,766,881
		180,990,786
Medical – Generic Drugs – 3.4%
8,364,183	Mediquest Therapeutics – Private Placement*,°° ,§,£	2,509,255
442,008	Mylan, Inc.*	5,856,606
347,368	Pharmstandard (GDR) (144A)*,**	3,634,299
163,663	Teva Pharmaceutical S.P. (ADR)	7,183,169
		19,183,329
Medical – HMO – 3.3%
199,019	Humana, Inc.*	5,727,767
563,220	UnitedHealth Group, Inc.	13,246,934
		18,974,701
Medical Instruments – 4.4%
57,193	Intuitive Surgical, Inc.*	8,220,350
776,447	Lifesync Holdings, Inc. – Private Placement*,°° ,§,£	1,692,654
178,304	Medtronic, Inc.	5,705,728
283,982	St. Jude Medical, Inc.*	9,519,077
		25,137,809
Medical Labs and Testing Services – 0.6%
216,490	Diagnosticos da America S.A.*	3,168,412
Medical Products – 8.1%
231,172	Baxter International, Inc.	11,211,842
332,744	Covidien, Ltd.	10,973,897
181,409	Hospira, Inc.*	5,962,914
159,752	Johnson & Johnson	8,364,615
209,250	Stryker Corp.	8,100,068
726,256	TomoTherapy, Inc.*	1,873,740
		46,487,076
Optical Supplies – 1.4%
88,806	Alcon, Inc. (U.S. Shares)**	8,171,040
Pharmacy Services – 1.9%
245,475	Medco Health Solutions, Inc.*	10,690,436
Physical Practice Management – 1.5%
234,759	Mednax, Inc.*	8,427,848
Retail – Drug Store – 3.3%
602,820	CVS Caremark Corp.**	19,157,620
Soap and Cleaning Preparations – 0.8%
120,665	Reckitt Benckiser Group PLC**	4,750,555
Therapeutics – 2.9%
338,015	Onyx Pharmaceuticals, Inc.*	8,754,589
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement*,°° ,§	4,130,815
252,430	Theravance, Inc.*	3,617,322
		16,502,726
Vitamins and Nutrition Products – 0.7%
148,226	Mead Johnson Nutrition Co. – Class A*	4,187,385

Total Common Stock (cost $605,513,223)		547,259,340

Corporate Bond – 0.6%
REIT – Office Property – 0.6%
$4,512,000	Alexandria Real Estate Equities, Inc., 3.7000%, 1/15/27 (144A) (cost $3,267,038)	3,468,600

Preferred Stock – 0.3%
Medical – Generic Drugs – 0.3%
5,192,551	Mediquest Therapeutics – Private Placement, Series A-1, 0%°° ,§ (cost $3,135,054)	1,557,765

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  69

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Warrants – 0%
Medical – Generic Drugs – 0%
3,345,673	Mediquest Therapeutics – expires 6/15/11*,°° ,§	$0
803,980	Mediquest Therapeutics – expires 6/15/12*,°° ,§	161

Total Warrants (total cost $94,065) – 0%		161

Money Market – 3.2%
18,315,778	Janus Cash Liquidity Fund LLC, 0% (cost $18,315,778)	18,315,778

Total Investments (total cost $630,325,158) – 99.7%		570,601,644

Securities Sold Short – (0.5)%
Medical – Drugs – (0.5)%
1,109,610	UCB S.A. (proceeds 3,578,918)**	(2,984,339)

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		4,850,242

Net Assets – 100%		$572,467,547

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$10,973,897	1.9%
Brazil	11,070,056	1.9%
Canada	5,077,050	1.0%
Denmark	9,977,611	1.7%
France	6,218,523	1.1%
Germany	13,692,585	2.4%
Israel	7,183,169	1.3%
Russia	3,634,299	0.6%
Spain	7,840,164	1.4%
Switzerland	40,145,805	7.0%
United Kingdom	32,010,280	5.6%
United States††	422,778,205	74.1%

Total	$570,601,644	100.0%

††	Includes Short-Term Securities (70.9% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Belgium	$(2,984,339)	100.0%

Total	$(2,984,339)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 6/18/09	5,422,000	$8,018,289	$(87,258)
British Pound 6/25/09	750,000	1,109,136	(9,704)
Danish Krone 6/18/09	9,500,000	1,686,019	(33,500)
Euro 6/18/09	6,468,000	8,554,693	(174,947)
Euro 6/25/09	2,800,000	3,703,177	(56,177)
Russian Rouble 6/18/09	104,300,000	3,105,484	(43,241)
Swiss Franc 5/14/09	11,350,000	9,948,868	122,117
Swiss Franc 6/18/09	6,700,000	5,876,490	(117,260)

Total		$42,002,156	$(399,970)

See Notes to Schedules of Investments and Financial Statements.

70  Janus Growth Funds  April 30, 2009

Janus Global Technology Fund (unaudited)	Ticker: JAGTX

Fund Snapshot
This Fund seeks to find and invest in undervalued technology companies that are winning in the product marketplace.

Barney Wilson
portfolio manager

Performance Overview

During the six months ended April 30, 2009, Janus Global Technology Fund returned 13.46%. By comparison, the Fund’s primary benchmark, the S&P 500® Index, which returned -8.53%, and its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index returned 5.66%.

Investment Strategy

Janus Global Technology Fund’s objective is to seek long-term growth of capital. We work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the information technology sector can be more volatile than a broader market index, we believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Fund’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Fund, we deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

Due to certain circumstances and market conditions, we initiated positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Market Environment

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. Global markets bounced off of the roughly five-year lows reached in early March, though only partially eased the losses as most indices finished the period over 3% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. The rally received a further boost later in the month when the U.S. Federal Reserve (Fed) announced it would help the beleaguered U.S. housing market by buying up to $1.15 trillion in Treasuries, mortgage-backed securities and U.S. agency debt. Then, in early April, G20 leaders agreed to provide over $1 trillion in emergency aid for global economies. Both actions appeared to lift global markets through period end. Although the financials sector was the best performing since the markets began rallying in March, it was the worst for the six-month period followed by utilities and, then healthcare. Materials and information technology were the best relative performers. In local currency terms, emerging markets, which posted strong returns during the period, outperformed developed markets. U.S. stocks trailed much of the developed world for the period while Asia and Latin America led emerging markets higher thanks to strong returns in China and Brazil. In commodities, natural gas, oil and agricultural commodities suffered negatives returns, while precious metals generated strong returns. The Dollar Index finished the period lower overall, as the U.S. currency lagged the euro, although it was stronger relative to the Japanese yen and British pound.

Technology stocks outperformed the overall market during the six-month period which helped the Fund outperform its primary benchmark. The Fund’s outperformance relative to its secondary benchmark, the MSCI World Information Technology Index was largely driven by holdings within technology hardware and equipment. Software and services stocks also provided a boost to relative results. On the downside, we saw general weakness in our holdings within biotechnology and media.

Contributors to Fund Performance

CommScope, an information technology company involved in providing infrastructure solutions for communication and wireless networks, rose significantly during the period,

Janus Growth Funds  April 30, 2009  71

Janus Global Technology Fund (unaudited)

making it the top contributor to relative performance during the period. The move can be largely attributed to the company’s relatively upbeat profit forecast and the notion that the risk of it violating its covenants may have lessened. We believe CommScope is a well-run component provider in wireless and cable and that the business remains fundamentally healthy with high free cash flows.

Tyco Electronics, Ltd. was a strong performer in the period, benefiting from good earnings results and the sale of its struggling wireless systems business. Long term we think Tyco is a leader in the fragmented connector business that has historically generated strong free cash flows.

Marvell Technology Group, a semiconductor company specializing in storage and communication solutions for primarily communication devices, benefited from a solid quarterly earnings release during the period and general strength among semiconductor stocks. The company has been gaining market share in storage space, drives and enterprise solutions. We think the company’s low power chips will continue to gain market share given the benefits they can have for battery life on mobile devices.

Detractors from Performance

Live Nation, a leading music promoter, declined on concerns over its merger with Ticket Master and a generally slowing concert business amid the recession. Investors were also worried about its ability to service its debt. We think the company will successfully manage through these near-term challenges and that its new software platform for ticketing and overall technology that enhances the live music performance for the consumer could drive strong growth over the long term. We added to our position during the period.

Despite rebounding late in the period, Microsoft Corp. finished lower, hurt in January by a disappointing earnings report. The company’s results for its March quarter were relatively in line with overall expectations and provided some fuel for continued strength as investors became more optimistic. While the software giant was relatively inexpensive at period end given its roughly 10% free cash flow yield, we reduced our position in the company in favor of what we believe to be better risk/reward opportunities elsewhere.

Energy Conversion Devices, a solar and battery technology company, fell early on amid weakness in oil prices and a difficult credit environment. Later in the period, the stock was hurt after the company announced delays in expansion plans and lowered its sales forecast amid weak demand. We trimmed the position given the difficult environment. Overall, the Fund had exposure to alternative energy companies over the past year, namely those involved with solar power technology. Many of these stocks have been hit hard with the sharp decline in energy prices and the credit crisis. A lot of what we would consider to be high-quality alternative energy stocks have declined on fears that their customers will not have access to capital to invest in alternative energy projects. While the U.S. Administration’s energy policies could provide support for these stocks, we have taken less favorable view on the group given the uncertainty over how long the sector’s economics could remain poor.

Looking Ahead

We focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where we feel the price of the stock is below the value of the cash flows of the company. Our goal, regardless of the economic environment, will continue to be to leverage the strong, grassroots research foundation of Janus to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Global Technology Fund.

72  Janus Growth Funds  April 30, 2009

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

CommScope, Inc.	2.75%
Tyco Electronics, Ltd.	1.50%
Marvell Technology Group, Ltd.	1.21%
Apple, Inc.	1.04%
Research In Motion, Ltd. (U.S. Shares)	0.96%

5 Bottom Performers – Holdings

Contribution

Energy Conversion Devices	-0.64%
Live Nation, Inc.	-0.56%
Microsoft Corp.	-0.52%
Nintendo Co., Ltd.	-0.45%
Celgene Corp.	-0.43%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	15.79%	81.34%	16.60%
Consumer Staples	0.00%	0.00%	12.94%
Energy	0.00%	0.00%	13.58%
Financials	0.00%	0.00%	11.74%
Utilities	-0.06%	0.45%	4.27%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	-1.10%	4.49%	8.42%
Health Care	-0.39%	6.13%	15.02%
Industrials	-0.15%	5.77%	10.51%
Materials	-0.09%	0.99%	3.11%
Telecommunication Services	-0.07%	0.83%	3.82%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth Funds  April 30, 2009  73

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

CommScope, Inc. Telecommunication Equipment	4.8%
Apple, Inc. Computers	4.6%
Oracle Corp. Enterprise Software/Services	3.8%
International Business Machines Corp. Computers	3.4%
Symantec Corp. Internet Security	3.2%

19.8%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 0.9% of total net assets.

*Includes Securites Sold Short of (1.2)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

74  Janus Growth Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund	13.46%	–26.96%	1.03%	–2.38%	0.77%	1.02%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–2.48%	–1.58%

Morgan Stanley Capital International World Information Technology Index	5.66%	–30.27%	–1.88%	–5.76%	–4.17%

Lipper Quartile	–	1st	2nd	2nd	1st

Lipper Ranking – based on total return for Global Science & Technology Funds	–	14/81	19/69	6/20	5/19

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

See important disclosures on the next page.

Janus Growth Funds  April 30, 2009  75

Janus Global Technology Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*The Fund’s inception date – December 31, 1998

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08- 4/30/09)†

Actual	$1,000.00	$1,134.60	$6.03

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71

†	Expenses are equal to the annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

76  Janus Growth Funds  April 30, 2009

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 95.2%
Aerospace and Defense – 1.2%
45,160	Lockheed Martin Corp.	$3,546,415
76,375	Northrop Grumman Corp.	3,692,731
		7,239,146
Applications Software – 3.4%
531,300	Citrix Systems, Inc.*	15,157,989
255,460	Microsoft Corp.	5,175,620
		20,333,609
Cable Television – 0.6%
498,060	British Sky Broadcasting Group PLC**	3,545,950
Chemicals – Diversified – 0.6%
76,400	Shin-Etsu Chemical Co., Ltd.**	3,699,473
Commercial Services – 1.2%
1,755,634	Live Nation, Inc.*	6,864,529
Computer Software – 0.6%
291,830	Omniture, Inc.*	3,595,346
Computers – 12.7%
216,878	Apple, Inc.*	27,289,758
359,505	Hewlett-Packard Co.	12,934,990
193,490	International Business Machines Corp.	19,970,103
208,830	Research In Motion, Ltd. (U.S. Shares)*	14,513,685
		74,708,536
Computers – Memory Devices – 0.9%
681,310	Seagate Technology	5,559,490
Computers – Peripheral Equipment – 0.4%
161,322	Logitech International S.A.*	2,146,389
Decision Support Software – 0.8%
633,585	DemandTec, Inc.*	4,574,484
E-Commerce/Services – 1.0%
361,005	eBay, Inc.*	5,945,752
Electric – Generation – 0.4%
326,345	AES Corp.*	2,307,259
Electronic Components – Miscellaneous – 3.0%
619,095	Flextronics International, Ltd.*	2,402,089
873,600	Tyco Electronics, Ltd.	15,235,584
		17,637,673
Electronic Components – Semiconductors – 4.2%
8,835,530	ARM Holdings PLC**	15,506,774
176,775	Broadcom Corp. – Class A*	4,099,412
1,133,895	Micron Technology, Inc.*	5,533,408
		25,139,594
Electronic Connectors – 2.4%
427,295	Amphenol Corp. – Class A	14,459,663
Electronic Forms – 0.3%
72,095	Adobe Systems, Inc.*	1,971,798
Electronic Measuring Instruments – 0.8%
209,284	Trimble Navigation, Ltd.*	4,487,049
Enterprise Software/Services – 9.4%
109,105	Autonomy Corp. PLC*,**	2,294,480
36,235	BMC Software, Inc.	1,256,267
453,790	CA, Inc.	7,827,878
423,465	Concur Technologies, Inc.*	11,463,197
657,410	Lawson Software, Inc.*	3,543,440
1,170,275	Oracle Corp.**	22,633,118
343,740	Taleo Corp.*	4,128,317
158,041	Temenos Group A.G.*	2,181,919
		55,328,616
Human Resources – 1.9%
1,268,530	SuccessFactors, Inc.*	11,048,896
Internet Applications Software – 3.2%
184,548	DealerTrack Holdings, Inc.*	2,801,439
947,280	Vocus, Inc.*	16,103,760
		18,905,199
Internet Content – Information/News – 0.3%
511,010	TechTarget, Inc.*	2,049,150
Internet Security – 3.2%
1,102,030	Symantec Corp.*	19,010,018
Life and Health Insurance – 0.6%
284,700	Ondontoprev S.A.	3,617,037
Machinery – General Industrial – 0.3%
5,552,000	Shanghai Electric Group Co., Ltd.	1,984,858
Medical – Biomedical and Genetic – 6.9%
47,745	Alexion Pharmaceuticals, Inc.*	1,595,638
351,296	Celgene Corp.*	15,007,366
104,300	Genzyme Corp.*	5,562,319
175,095	Gilead Sciences, Inc.*	8,019,351
183,480	Myriad Genetics, Inc.*	7,117,189
103,115	Vertex Pharmaceuticals, Inc.*	3,178,004
		40,479,867
Medical Instruments – 1.6%
66,720	Intuitive Surgical, Inc.*	9,589,666
Medical Products – 1.0%
72,665	Baxter International, Inc.	3,524,252
59,160	Stryker Corp.	2,290,084
		5,814,336
Multimedia – 1.9%
795,750	News Corp. – Class A	6,572,895
676,590	WPP PLC	4,626,117
		11,199,012
Networking Products – 3.4%
399,575	Cisco Systems, Inc.*	7,719,789
581,520	Juniper Networks, Inc.*	12,589,908
		20,309,697
Power Converters and Power Supply Equipment – 2.1%
1,382,000	China High Speed Transmission Equipment Group Co., Ltd.	2,483,384
43,890	Energy Conversion Devices*	806,698
515,345	JA Solar Holdings Co., Ltd. (ADR)*	1,808,861
113,690	Vestas Wind Systems A/S*	7,401,082
		12,500,025
Printing – Commercial – 0.7%
128,301	VistaPrint, Ltd.*	4,407,139
Retail – Consumer Electronics – 0.5%
60,200	Yamada Denki Co., Ltd.**	2,778,137

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds  April 30, 2009  77

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Semiconductor Components/Integrated Circuits – 4.1%
3,677,075	Atmel Corp.*	$14,119,968
909,460	Marvell Technology Group, Ltd.*	9,985,871
		24,105,839
Semiconductor Equipment – 0.8%
87,849	ASML Holdings N.V. (U.S. Shares)	1,858,006
101,550	KLA-Tencor Corp.**	2,816,997
		4,675,003
Telecommunication Equipment – 6.4%
498,065	Arris Group, Inc.*	5,314,354
1,121,370	CommScope, Inc.*	28,146,387
750,175	Tellabs, Inc.*	3,930,917
		37,391,658
Telecommunication Equipment – Fiber Optics – 2.2%
908,020	Corning, Inc.**	13,275,252
Telecommunication Services – 3.3%
791,830	Amdocs, Ltd. (U.S. Shares)*,**	16,573,002
285,492	SAVVIS, Inc.*	3,248,899
		19,821,901
Toys – 1.4%
31,160	Nintendo Co., Ltd.**	8,338,289
Web Portals/Internet Service Providers – 1.1%
463,760	Yahoo!, Inc.*	6,627,130
Wireless Equipment – 4.4%
378,700	QUALCOMM, Inc.	16,026,584
1,134,790	Telefonaktiebolaget L.M. Ericsson (ADR)	9,679,759
		25,706,343

Total Common Stock (cost $544,095,410)		563,178,808

Money Market – 3.1%
18,213,183	Janus Cash Liquidity Fund LLC, 0% (cost $18,213,183)	18,213,183

Total Investments (total cost $562,308,593) – 98.3%		581,391,991

Securities Sold Short – (1.2)%
E-Commerce/Products – (0.9)%
(64,565)	Amazon.com, Inc.*	(5,198,774)
Software Tools – (0.3)%
(61,495)	VMware, Inc. – Class A*	(1,603,790)

Total Securities Sold Short (proceeds $5,211,800)		(6,802,564)

Cash, Receivables and Other Assets, net of Liabilities – 2.9%		17,224,821

Net Assets – 100%		$591,814,248

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$29,628,594	5.1%
Brazil	3,617,037	0.6%
Canada	14,513,685	2.5%
Cayman Islands	9,851,734	1.7%
China	1,984,858	0.3%
Denmark	7,401,082	1.3%
Guernsey	16,573,002	2.9%
Japan	14,815,899	2.5%
Jersey	4,626,117	0.8%
Netherlands	1,858,006	0.3%
Singapore	2,402,089	0.4%
Sweden	9,679,759	1.7%
Switzerland	4,328,309	0.7%
United Kingdom	21,347,204	3.7%
United States††	438,764,616	75.5%

Total	$581,391,991	100.0%

††	Includes Short-Term Securities (72.3% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(6,802,564)	100.0%

Total	$(6,802,564)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 5/14/09	3,100,000	$4,584,510	$(30,410)
British Pound 6/18/09	5,247,000	7,759,491	(84,442)
Japanese Yen 5/14/09	587,000,000	5,954,200	21,571
Japanese Yen 6/18/09	477,000,000	4,841,341	24,318

Total		$23,139,542	$(68,963)

See Notes to Schedules of Investments and Financial Statements.

78  Janus Growth Funds  April 30, 2009

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Janus Growth Funds  April 30, 2009  79

Statements of Assets and Liabilities

		Janus	Janus	Janus
As of April 30, 2009 (unaudited)	Janus	Enterprise	Orion	Research
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$7,716,239	$1,514,849	$2,549,900	$2,875,622
Unaffiliated investments at value	$6,883,962	$1,311,183	$2,381,782	$2,416,958
Affiliated money market investments	280,510	40,145	127,553	38,478
Cash	5,957	–	–	154
Cash denominated in foreign currency(1)	3,302	282	–	1,134
Restricted cash (Note 1)	11,880	–	16,114	–
Deposits with broker for short sales	–	–	41,975	–
Unrealized appreciation on swap contracts	–	–	5,484	–
Receivables:
Investments sold	69,293	7,640	53,914	33,827
Fund shares sold	2,862	1,108	1,113	975
Dividends	16,421	576	5,860	5,294
Interest	1,914	–	–	–
Non-interested Trustees’ deferred compensation	174	33	61	60
Other assets	98	15	26	55
Variation Margin	–	–	167	–
Forward currency contracts	2,945	–	1,002	515
Total Assets	7,279,318	1,360,982	2,635,051	2,497,450
Liabilities:
Payables:
Short sales, at value(2)	–	–	44,592	–
Options written, at value(3)	–	–	5,444	–
Due to Custodian	–	4	402	–
Investments purchased	60,461	4,644	47,152	20,249
Fund shares repurchased	2,583	15,028	4,291	16,492
Advisory fees	3,684	664	1,249	1,089
Transfer agent fees and expenses	2,151	720	944	925
Non-interested Trustees’ fees and expenses	–	3	12	6
Non-interested Trustees’ deferred compensation fees	174	33	61	59
Foreign tax liability	–	–	1,332	–
Accrued expenses and other payables	243	153	374	145
Forward currency contracts	4,770	624	1,685	1,443
Total Liabilities	74,066	21,873	107,538	40,408
Net Assets	$7,205,252	$1,339,109	$2,527,513	$2,457,042
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,251,799	$5,347,211	$4,936,593	$7,914,615
Undistributed net investment income/(loss)*	26,274	895	17,548	11,406
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(5,519,154)	(3,844,844)	(2,389,010)	(5,047,884)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	(553,667)	(164,153)	(37,618)	(421,095)
Total Net Assets	$7,205,252	$1,339,109	$2,527,513	$2,457,042
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357,169	37,212	352,703	131,312
Net Asset Value Per Share	$20.17	$35.99	$7.17	$18.71

*	See Note 3 in Notes to Financial Statements.

(1)	Includes cost of $3,308,076, $282,246 and $1,035,033 for Janus Fund, Janus Enterprise Fund and Janus Research Fund, respectively.
(2)	Includes proceeds of $41,974,845, $1,384,102, $11,654,587, $3,578,918, and $5,211,799 on short sales for Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, and Janus Global Technology Fund, respectively.
(3)	Includes premiums of $9,900,229, and $1,874,183 on written options for Janus Orion Fund and Janus Venture Fund, respectively.
(4)	Net of foreign taxes on investments of $1,332,375 for Janus Orion Fund.

See Notes to Financial Statements.

80  Janus Growth Funds  April 30, 2009

			Janus	Janus
Janus	Janus	Janus	Global Life	Global
Triton	Twenty	Venture	Sciences	Technology
Fund	Fund	Fund	Fund	Fund

$181,804	$6,653,082	$926,067	$630,325	$562,309
$150,739	$7,159,290	$776,907	$552,286	$563,179
25,523	550,332	–	18,316	18,213
–	29	–	1,625	110
–	–	–	–	–
–	–	3,050	–	–
1,384	–	11,654	3,579	5,212
–	–	–	–	–

1,954	20,957	5,736	5,662	16,837
1,103	2,116	42	101	707
93	15,528	32	1,130	957
–	–	20	49	–
4	187	19	14	14
1	32	23	4	1
–	511	–	–	–
–	–	–	122	46
180,801	7,748,982	797,483	582,888	605,276

1,653	–	12,663	2,984	6,803
–	–	1,565	–	–
2	–	5,559	–	–
1,947	–	3,221	5,740	5,508
134	3,791	652	484	219
412	3,895	379	304	288
95	2,065	286	247	421
4	–	6	2	3
4	187	19	14	14
–	–	–	–	–
123	286	212	123	91
–	–	–	522	115
4,374	10,224	24,562	10,420	13,462
$176,427	$7,738,758	$772,921	$572,468	$591,814

$211,715	$7,742,542	$1,112,395	$1,298,679	$3,051,444
(351)	2,707	(1,808)	1,774	(627)

(29,125)	(1,071,746)	(187,800)	(668,449)	(2,476,421)

(5,812)	1,065,255	(149,866)	(59,536)	17,418
$176,427	$7,738,758	$772,921	$572,468	$591,814
17,735	160,961	24,429	35,081	56,167
$9.95	$48.08	$31.64	$16.32	$10.54

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2009  81

Statements of Operations

		Janus	Janus	Janus
For the six-month period ended April 30, 2009 (unaudited)	Janus	Enterprise	Orion	Research
(all numbers in thousands)	Fund	Fund	Fund	Fund

Investment Income:
Interest	$2,295	$48	$1,169	$–
Securities lending income	–	–	31	3
Dividends	55,801	7,015	27,687	21,654
Dividends from affiliates	971	36	173	36
Foreign tax withheld	(2,653)	(48)	(474)	(351)
Total Investment Income	56,414	7,051	28,586	21,342
Expenses:
Advisory fees	21,353	3,786	7,158	6,293
Transfer agent expenses	7,851	1,906	3,071	3,073
Registration fees	114	81	116	60
Custodian fees	72	51	180	27
Audit fees	30	19	23	22
Postage fees	391	192	371	292
Printing fees	9	18	20	12
Non-interested Trustees’ fees and expenses	22	11	28	13
Short sales dividend expense	–	–	69	–
Short sales interest expense	–	–	–	–
Stock loan fees	–	–	–	–
Other expenses	181	69	108	91
Non-recurring costs (Note 2)	1	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	(1)	–	–	–
Total Expenses	30,023	6,133	11,144	9,883
Expense and Fee Offset	(22)	(2)	(11)	(4)
Net Expenses	30,001	6,131	11,133	9,879
Less: Excess Expense Reimbursement	–	–	–	–
Net Expenses after Expense Reimbursement	30,001	6,131	11,133	9,879
Net Investment Income/(Loss)	26,413	920	17,453	11,463
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(1,463,649)	(233,997)	(1,161,122)	(517,248)
Net realized gain/(loss) from futures contracts	–	–	(37,133)	–
Net realized gain/(loss) from short sales	–	–	1,003	–
Net realized gain/(loss from swap contracts	–	–	9,245	2,642
Net realized gain/(loss) from options contracts	30,877	–	(29,741)	596
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	1,372,697	232,945	1,208,306	549,811
Net Gain/(Loss) on Investments	(60,075)	(1,052)	(9,442)	35,801
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(33,662)	$(132)	$8,011	$47,264

(1)	Net of foreign taxes on investments of $1,332,375 for Janus Orion Fund.

See Notes to Financial Statements.

82  Janus Growth Funds  April 30, 2009

			Janus	Janus
Janus	Janus	Janus	Global Life	Global
Triton	Twenty	Venture	Sciences	Technology
Fund	Fund	Fund	Fund	Fund

$1	$63	$20	$235	$1
4	–	–	–	–
442	31,368	1,515	4,716	2,142
21	2,717	–	63	76
(5)	(1,923)	(4)	(242)	(80)
463	32,225	1,531	4,772	2,139

389	21,648	2,123	1,888	1,547
215	7,317	752	848	942
7	97	26	25	17
6	42	44	9	13
19	23	19	21	25
61	346	120	145	170
66	8	17	14	21
5	47	5	7	4
–	–	16	–	–
–	–	–	–	–
1	–	26	–	1
43	247	63	55	20
N/A	–	–	–	–
N/A	–	–	–	–
812	29,775	3,211	3,012	2,760
–	(5)	(1)	(1)	(2)
812	29,770	3,210	3,011	2,758
(51)	–	–	–	–
761	29,770	3,210	3,011	2,758
(298)	2,455	(1,679)	1,761	(619)

(21,058)	(114,838)	(145,538)	(71,327)	(134,462)
–	(53,867)	–	–	–
332	–	2,173	–	511
–	–	–	–	–
77	831	(1,231)	–	2,154

39,898	424,610	186,798	16,058	200,024
19,249	256,736	42,202	(55,269)	68,227
$18,951	$259,191	$40,523	$(53,508)	$67,608

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2009  83

Statements of Changes in Net Assets

For the six-month period ended April 30, 2009 (unaudited)	Janus		Janus		Janus
and for the fiscal year ended October 31, 2008	Fund		Enterprise Fund		Orion Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$26,413	$66,354	$920	$736	$17,453	$31,451
Net realized gain/(loss) from investment and foreign currency transactions	(1,463,649)	797,191	(233,997)	338,257	(1,161,122)	482,892
Net realized gain/(loss) from futures contracts	–	–	–	–	(37,133)	(5,595)
Net realized gain/(loss) from short sales	–	–	–	–	1,003	1,365
Net realized gain/(loss) from swap contracts	–	–	–	–	9,245	18,339
Net realized gain/(loss) from options contracts	30,877	(12,037)	–	–	(29,741)	41,135
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,372,697	(5,806,130)	232,945	(1,295,005)	1,208,306	(3,127,027)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(33,662)	(4,954,622)	(132)	(956,012)	8,011	(2,557,440)
Dividends and Distributions to Shareholders:
Net investment income*	(65,042)	(62,048)	–	–	(22,004)	(16,326)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net (Decrease) from Dividends and Distributions	(65,042)	(62,048)	–	–	(22,004)	(16,326)
Capital Share Transactions:
Shares sold	626,233	1,410,540	134,228	649,837	119,093	1,524,851
Redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	63,514	60,491	–	–	21,599	16,032
Shares repurchased	(914,085)	(1,964,814)	(192,503)	(529,533)	(294,067)	(1,460,583)
Net Increase/(Decrease) from Capital Share Transactions	(224,338)	(493,783)	(58,275)	120,304	(153,375)	80,300
Net Increase/Decrease in Net Assets	(323,042)	(5,510,453)	(58,407)	(835,708)	(167,368)	(2,493,466)
Net Assets:
Beginning of period	7,528,294	13,038,747	1,397,516	2,233,224	2,694,881	5,188,347
End of period	$7,205,252	$7,528,294	$1,339,109	$1,397,516	$2,527,513	$2,694,881

Undistributed net investment income/(loss)*	$26,274	$64,903	$895	$(25)	$17,548	$22,099

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

84  Janus Growth Funds  April 30, 2009

								Janus		Janus
								Global		Global
Janus		Janus		Janus		Janus		Life		Technology
Research Fund		Triton Fund		Twenty Fund		Venture Fund		Sciences Fund		Fund
2009	2008	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

$11,463	$9,649	$(298)	$(335)	$2,455	$2,182	$(1,679)	$(5,826)	$1,761	$1,266	$(619)	$(1,086)

(517,248)	(70,127)	(21,058)	(10,683)	(114,838)	522,599	(145,538)	(9,914)	(71,327)	69,084	(134,462)	64,903

–	–	–	–	(53,867)	(16,633)	–	–	–	–	–	–
–	–	332	2,299	–	–	2,173	585	–	(2,017)	511	4,175

2,642	(5,389)	–	–	–	–	–	–	–	–	–	–

596	–	77	464	831	–	(1,231)	3,622	–	–	2,154	166

549,811	(1,963,789)	39,898	(69,480)	424,610	(5,301,020)	186,798	(872,722)	16,058	(305,197)	200,024	(498,155)

47,264	(2,029,656)	18,951	(77,735)	259,191	(4,792,872)	40,523	(884,255)	(53,508)	(236,864)	67,608	(429,997)

(6,731)	(4,261)	(60)	–	(1,411)	(24,898)	–	–	(973)	–	–	(3,731)

–	–	–	(17,032)	–	–	–	(319,906)	–	–	–	–

(6,731)	(4,261)	(60)	(17,032)	(1,411)	(24,898)	–	(319,906)	(973)	–	–	(3,731)

106,534	853,392	53,353	109,888	229,216	1,011,075	10,455	31,117	20,649	124,073	24,376	81,328
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	44	220	26	229
6,570	4,054	59	16,261	1,381	24,383	–	308,642	956	–	–	3,662
(287,116)	(1,239,247)	(18,728)	(60,418)	(420,858)	(1,315,914)	(38,937)	(138,884)	(47,806)	(128,325)	(33,525)	(146,246)

(174,012)	(381,801)	34,684	65,731	(190,261)	(280,456)	(28,482)	200,875	(26,157)	(4,032)	(9,123)	(61,027)
(133,479)	(2,415,718)	53,575	(29,036)	67,519	(5,098,226)	12,041	(1,003,286)	(80,638)	(240,896)	58,485	(494,755)

2,590,521	5,006,239	122,852	151,888	7,671,239	12,769,465	760,880	1,764,166	653,106	894,002	533,329	1,028,084
$2,457,042	$2,590,521	$176,427	$122,852	$7,738,758	$7,671,239	$772,921	$760,880	$572,468	$653,106	$591,814	$533,329

$11,406	$6,674	$(351)	$7	$2,707	$1,662	$(1,808)	$(129)	$1,774	$986	$(627)	$(8)

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2009  85

Financial Highlights

For a share outstanding during the six-month period ended
April 30, 2009 (unaudited) and through each fiscal year ended	Janus Fund
October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$20.35	$33.66	$27.43	$24.44	$22.69	$22.52
Income from Investment Operations:
Net investment income/(loss)	.08	.18	.16	.09	.02	–
Net gains/(losses) on investments (both realized and unrealized)	(.08)	(13.33)	6.17	2.92	1.73	.17
Total from Investment Operations	–	(13.15)	6.33	3.01	1.75	.17
Less Distributions:
Dividends (from net investment income)*	(.18)	(.16)	(.10)	(.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.18)	(.16)	(.10)	(.02)	–	–
Net Asset Value, End of Period	$20.17	$20.35	$33.66	$27.43	$24.44	$22.69
Total Return**	0.09%	(39.24)%	23.12%	12.31%	7.71%	0.75%
Net Assets, End of Period (in thousands)	$7,205,252	$7,528,294	$13,038,747	$11,208,629	$11,142,921	$13,277,473
Average Net Assets for the Period (in thousands)	$6,758,102	$10,973,577	$11,816,878	$11,232,055	$12,310,464	$15,433,191
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.90%	0.88%	0.88%	0.90%	0.88%	0.90%
Ratio of Net Expenses to Average Net Assets***(1)	0.90%	0.87%	0.87%	0.90%	0.87%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%	0.60%	0.52%	0.34%	0.07%	(0.17)%
Portfolio Turnover Rate***	84%	95%	32%	69%	78%	21%

For a share outstanding during the six-month period ended
April 30, 2009 (unaudited) and through each fiscal year ended	Janus Enterprise Fund
October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$35.71	$59.39	$45.65	$39.48	$33.73	$30.02
Income from Investment Operations:
Net investment income/(loss)	.02	.05	(.01)	(.04)	–(1)	–(1)
Net gains/(losses) on investments (both realized and unrealized)	.26	(23.73)	13.75	6.21	5.75	3.71
Total from Investment Operations	.28	(23.68)	13.74	6.17	5.75	3.71
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$35.99	$35.71	$59.39	$45.65	$39.48	$33.73
Total Return **	0.78%	(39.87)%	30.10%	15.63%	17.05%	12.36%
Net Assets, End of Period (in thousands)	$1,339,109	$1,397,516	$2,233,224	$1,743,616	$1,703,542	$1,679,958
Average Net Assets for the Period (in thousands)	$1,193,521	$2,025,505	$1,926,163	$1,778,532	$1,728,579	$1,795,534
Ratio of Gross Expenses to Average Net Assets***(1)(2)	1.04%	0.92%	0.94%	1.00%	0.96%	1.04%
Ratio of Net Expenses to Average Net Assets***(1)	1.04%	0.92%	0.93%	0.99%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	0.04%	(0.04)%	(0.24)%	(0.30)%	(0.46)%
Portfolio Turnover Rate***	45%	69%	32%	40%	28%	27%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods less than one full year.
***	Annualized for periods of less than one full year.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

86  Janus Growth Funds  April 30, 2009

For a share outstanding during the six-month period ended April 30,	Janus Orion Fund
2009 (unaudited) and through each fiscal year ended October 31	2009	2008	2007	2006(1)	2005	2004

Net Asset Value, Beginning of Period	$7.14	$13.57	$9.49	$7.80	$6.25	$5.64
Income from Investment Operations:
Net investment income/(loss)	.05	.08	.03	.04	.03	–
Net gains/(losses) on investments (both realized and unrealized)	.04	(6.47)	4.07	1.71	1.52	.61
Total from Investment Operations	.09	(6.39)	4.10	1.75	1.55	.61
Less Distributions:
Dividends (from net investment income)*	(.06)	(.04)	(.02)	(.06)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.06)	(.04)	(.02)	(.06)	–	–
Net Asset Value, End of Period	$7.17	$7.14	$13.57	$9.49	$7.80	$6.25
Total Return**	1.41%	(47.21)%	43.32%	22.58%	24.80%	10.82%
Net Assets, End of Period (in thousands)	$2,527,513	$2,694,881	$5,188,347	$3,243,102	$691,401	$529,804
Average Net Assets for the Period (in thousands)	$2,258,294	$4,709,077	$3,773,555	$966,223	$590,421	$540,305
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.00%(4)	0.94%(4)	0.93%	1.00%	1.02%	1.09%
Ratio of Net Expenses to Average Net Assets***(2)	0.99%(4)	0.94%(4)	0.92%	0.99%	1.01%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.56%	0.67%	0.34%	0.80%	0.52%	(0.05)%
Portfolio Turnover Rate***	170%	144%	24%	63%	68%	69%

For a share outstanding during the six-month period ended April 30,	Janus Research Fund
2009 (unaudited) and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$18.25	$32.09	$24.19	$22.05	$19.48	$18.14
Income from Investment Operations:
Net investment income/(loss)	.09	.05	.03	.02	.09	–
Net gains/(losses) on investments (both realized and unrealized)	.42	(13.86)	7.89	2.18	2.51	1.34
Total from Investment Operations	.51	(13.81)	7.92	2.20	2.60	1.34
Less Distributions:
Dividends (from net investment income)*	(.05)	(.03)	(.02)	(.06)	(.03)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.05)	(.03)	(.02)	(.06)	(.03)	–
Net Asset Value, End of Period	$18.71	$18.25	$32.09	$24.19	$22.05	$19.48
Total Return**	2.82%	(43.08)%	32.76%	10.00%	13.35%	7.39%
Net Assets, End of Period (in thousands)	$2,457,042	$2,590,521	$5,006,239	$3,876,997	$4,473,431	$4,471,514
Average Net Assets for the Period (in thousands)	$2,247,886	$4,097,719	$4,266,701	$4,052,013	$4,447,616	$5,007,156
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.89%	1.06%	1.01%	0.98%	0.93%	0.97%
Ratio of Net Expenses to Average Net Assets***(2)	0.89%	1.05%	1.00%	0.97%	0.92%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	0.24%	0.11%	0.11%	0.42%	(0.26)%
Portfolio Turnover Rate***	77%	102%	72%	147%	38%	43%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods less than one full year.
***	Annualized for periods of less than one full year.

(1)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Orion Fund.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.99% and 0.99%, respectively in 2009 and 0.93% and 0.92%, respectively in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2009  87

Financial Highlights  (continued)

For a share outstanding during the six-month period ended April 30,		Janus Triton Fund
2009 (unaudited) and through each fiscal year or period ended October 31		2009	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period		$8.89	$17.13	$13.09	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)		(.02)	.02	–	.01	–
Net gains/(losses) on investments (both realized and unrealized)		1.08	(6.36)	4.22	2.27	0.86
Total from Investment Operations		1.06	(6.34)	4.22	2.28	0.86
Less Distributions and Other:
Dividends (from net investment income)*		–	–	–	(.03)	–
Distributions (from capital gains)*		–	(1.90)	(.18)	(.02)	–
Return of Capital		N/A	–(2)	N/A	N/A	N/A
Total Distributions and Other		–	(1.90)	(.18)	(.05)	–
Net Asset Value, End of Period		$9.95	$8.89	$17.13	$13.09	$10.86
Total Return**		11.98%	(41.05)%	32.57%	21.06%	8.60%
Net Assets, End of Period (in thousands)		$176,427	$122,852	$151,888	$111,993	$37,695
Average Net Assets for the Period (in thousands)		$123,073	$143,209	$120,057	$105,268	$25,904
Ratio of Gross Expenses to Average Net Assets***(3)(4)		1.25%(5)(6)	1.20%(5)	1.13%	1.11%	1.27%(6)
Ratio of Net Expenses to Average Net Assets***(3)		1.25%(5)	1.20%(5)	1.11%	1.09%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***		(0.49)%	(0.23)%	(0.28)%	0.12%	(0.24)%
Portfolio Turnover Rate***		75%	88%	93%	262%	48%

For a share outstanding during the six-month period ended April 30,	Janus Twenty Fund
2009 (unaudited) and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$46.29	$74.70	$52.93	$47.63	$39.60	$34.06
Income from Investment Operations:
Net investment income/(loss)	.02	.01	.15	.32	.10	.03
Net gains/(losses) on investments (both realized and unrealized)	1.78	(28.27)	21.94	5.08	7.94	5.68
Total from Investment Operations	1.80	(28.26)	22.09	5.40	8.04	5.71
Less Distributions:
Dividends (from net investment income)*	(.01)	(.15)	(.32)	(.10)	(.01)	(.17)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.01)	(.15)	(.32)	(.10)	(.01)	(.17)
Net Asset Value, End of Period	$48.08	$46.29	$74.70	$52.93	$47.63	$39.60
Total Return**	3.89%	(37.91)%	41.95%	11.35%	20.31%	16.85%
Net Assets, End of Period (in thousands)	$7,738,758	$7,671,239	$12,769,465	$9,582,463	$9,612,503	$9,023,479
Average Net Assets for the Period (in thousands)	$6,923,748	$11,801,120	$10,355,207	$9,511,589	$9,458,921	$9,319,532
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.87%	0.85%	0.88%(7)	0.88%(7)	0.86%	0.89%
Ratio of Net Expenses to Average Net Assets***(3)	0.87%	0.84%	0.88%(7)	0.87%(7)	0.86%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.02%	0.22%	0.60%	0.21%	0.06%
Portfolio Turnover Rate***	50%	42%	20%	41%	44%	14%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from February 25, 2005 (inception date) through October 31, 2005.
(2)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.25% and 1.25%, respectively, in 2009 and 1.16% and 1.16%, respectively, in 2008 without the inclusion of dividends on short positions.
(6)	The ratio was 1.33% in 2009 and 1.85% in 2005, before waiver of certain fees incurred by the Fund.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

88  Janus Growth Funds  April 30, 2009

For a share outstanding during the six-month period ended April 30,	Janus Venture Fund
2009 (unaudited) and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$29.82	$79.09	$65.75	$56.82	$51.57	$47.77
Income from Investment Operations:
Net investment income/(loss)	(.07)	.07	(.02)	(.06)	–	–
Net gains/(losses) on investments (both realized and unrealized)	1.89	(34.87)	20.85	11.92	5.25	3.80
Total from Investment Operations	1.82	(34.80)	20.83	11.86	5.25	3.80
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	(14.47)	(7.49)	(2.93)	–	–
Return of Capital	N/A	–(1)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	(14.47)	(7.49)	(2.93)	–	–
Net Asset Value, End of Period	$31.64	$29.82	$79.09	$65.75	$56.82	$51.57
Total Return**	6.10%	(52.62)%	34.68%	21.69%	10.18%	7.95%
Net Assets, End of Period (in thousands)	$772,921	$760,880	$1,764,166	$1,398,455	$1,293,150	$1,327,088
Average Net Assets for the Period (in thousands)	$668,832	$1,268,992	$1,549,495	$1,353,079	$1,367,775	$1,355,755
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.97%(4)	0.90%(4)	0.88%	0.91%	0.87%	0.90%
Ratio of Net Expenses to Average Net Assets***(2)	0.97%(4)	0.90%(4)	0.87%	0.91%	0.87%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.51)%	(0.46)%	(0.49)%	(0.55)%	(0.64)%	(0.74)%
Portfolio Turnover Rate***	33%	31%	57%	55%	63%	61%

For a share outstanding during the six-month period ended April 30,	Janus Global Life Sciences Fund
2009 (unaudited) and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$17.78	$24.12	$20.25	$19.37	$16.08	$14.61
Income from Investment Operations:
Net investment income/(loss)	.05	.03	–	–	–	–
Net gains/(losses) on investments (both realized and unrealized)	(1.48)	(6.38)	3.87	.88	3.29	1.47
Total from Investment Operations	(1.43)	(6.35)	3.87	.88	3.29	1.47
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(5)	.01	–(5)	–(5)	–(5)	–(5)
Total Distributions and Other	(.03)	.01	–	–	–	–
Net Asset Value, End of Period	$16.32	$17.78	$24.12	$20.25	$19.37	$16.08
Total Return**	(8.06)%	(26.29)%	19.11%	4.54%	20.46%	10.06%
Net Assets, End of Period (in thousands)	$572,468	$653,106	$894,002	$982,030	$1,149,666	$1,183,496
Average Net Assets for the Period (in thousands)	$596,886	$835,370	$874,776	$1,101,726	$1,181,741	$1,288,416
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.02%	0.98%	1.01%	1.02%	0.97%	1.02%
Ratio of Net Expenses to Average Net Assets***(2)	1.02%	0.97%	0.99%	1.01%	0.96%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.59%	0.15%	(0.27)%	(0.39)%	(0.49)%	(0.52)%
Portfolio Turnover Rate***	80%	81%	61%	87%	77%	78%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Return of Capital aggregated less than $.01 on a per share basis for the period ended October 31, 2008.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.96% and 0.96%, respectively, in 2009 and 0.89% and 0.89%, respectively, in 2008 without the inclusion of dividends on short positions.
(5)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Growth Funds  April 30, 2009  89

Financial Highlights  (continued)

For a share outstanding during the six-month period ended April 30,	Janus Global Technology Fund
2009 (unaudited) and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$9.29	$16.51	$12.23	$10.88	$9.70	$10.44
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	.06	–	.01	.02
Net gains/(losses) on investments (both realized and unrealized)	1.26	(7.16)	4.22	1.36	1.17	(.76)
Total from Investment Operations	1.25	(7.16)	4.28	1.36	1.18	(.74)
Less Distributions and Other:
Dividends (from net investment income)*	–	(.06)	–	(.01)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	–	(.06)	–	(.01)	–	–
Net Asset Value, End of Period	$10.54	$9.29	$16.51	$12.23	$10.88	$9.70
Total Return**	13.46%	(43.51)%	35.00%	12.48%	12.16%	(7.09)%
Net Assets, End of Period (in thousands)	$591,814	$533,329	$1,028,084	$914,349	$993,663	$1,255,023
Average Net Assets for the Period (in thousands)	$489,827	$828,435	$915,092	$999,147	$1,109,908	$1,480,508
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.14%(4)	1.02%(4)	1.04%	1.13%	1.04%	1.07%
Ratio of Net Expenses to Average Net Assets***(2)	1.14%(4)	1.01%(4)	1.03%	1.11%	1.03%	1.07%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.26)%	(0.13)%	0.40%	(0.30)%	0.07%	(0.37)%
Portfolio Turnover Rate***	140%	90%	57%	85%	31%	24%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.14% and 1.14%, respectively, in 2009 and 1.02% and 1.01%, respectively, in 2008 without the inclusion of dividends on short positions.

See Notes to Financial Statements.

90  Janus Growth Funds  April 30, 2009

Notes to Schedules of Investments (unaudited)

Lipper Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Janus Growth Funds  April 30, 2009  91

Notes to Schedules of Investments (unaudited) (continued)

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
ß	Security is illiquid.

92  Janus Growth Funds  April 30, 2009

°°  Schedule of Fair Valued Securities (as of April 30, 2009)

		Value as a %
	Value	of Net Assets

Janus Venture Fund
Digital Domain – Private Placement	$7,291,116	0.9%
Genius Products, Inc., 5.0000%, expires 12/31/10	2,000,000	0.3%
Genius Products, Inc. – Private Placement – expires 2/7/14	-	0.0%
Lantronix, Inc. – Private Placement – expires 2/9/11	16	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	7,700	0.0%
Parent Co. (LEAPS), expires July 2009, exercise price $6.40	105	0.0%
Parent Co. (LEAPS), expires July 2009, exercise price $6.85	24	0.0%
PokerTek, Inc. – Private Placement – expires 4/23/12	120,259	0.0%

	$9,419,220	1.2%

Janus Global Life Sciences Fund
Fibrogen, Inc.	$7,440,153	1.3%
Lifesync Holdings, Inc. – Private Placement	1,692,654	0.3%
Mediquest Therapeutics – expires 6/15/11	-	0.0%
Mediquest Therapeutics – expires 6/15/12	161	0.0%
Mediquest Therapeutics – Private Placement	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, Series A-1	1,557,765	0.3%
Portola Pharmaceuticals, Inc.. – Private Placement	4,130,815	0.7%

	$17,330,803	3.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of April 30, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Venture Fund
Digital Domain-Private Placement°°	7/26/07	$7,291,119	$7,291,116	0.9%
Genius Products, Inc., 5.0000%, expires 12/31/10°°	2/19/09	2,000,000	2,000,000	0.3%
Motorcar Parts of America, Inc.-Private Placement-expires 5/17/12°°	5/17/07	198,682	7,700	0.0%
PokerTek, Inc.-Private Placement-expires 4/23/12°°	4/23/07	712,613	120,259	0.0%

		$10,202,414	$9,419,075	1.2%

Janus Global Life Sciences Fund
Fibrogen, Inc.-Private Placement	12/28/04-11/8/05	$5,786,786	$7,440,153	1.3%
Lifesync Holdings, Inc.-Private Placement	5/31/06-2/19/08	5,869,428	1,692,654	0.3%
Mediquest Therapeutics-expires 6/15/11	5/11/06-6/15/06	–	–	0.0%
Mediquest Therapeutics-expires 6/15/12	10/12/07-5/08/08	94,066	161	0.0%
Mediquest Therapeutics-Private Placement	5/11/06-6/15/06	5,018,510	2,509,255	0.4%
Mediquest Therapeutics-Private Placement, Series A-1	3/31/09	3,135,054	1,557,765	0.3%
Portola Pharmaceuticals, Inc.-Private Placement	7/3/08	4,130,815	4,130,815	0.7%

		$24,034,659	$17,330,803	3.0%

The Funds have registration rights for certain restricted securities held as of April 30, 2009. The issuer incurs all registration costs.

Janus Growth Funds  April 30, 2009  93

Notes to Schedules of Investments (unaudited) (continued)

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2009.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Orion FundÏ
CapitalSource, Inc.	–	$–	7,526,163	$115,099,489	$(87,614,260)	$994,204	$36,078,574
Cypress Semiconductor Corp.*	1,387,275	5,041,167	7,439,385	40,874,077	10,062,786	–	12,636,574
Jones Lang LaSalle, Inc.	252,255	7,482,727	–	–	–	475,196	67,657,411
Lamar Advertising Co. – Class A	2,160,655	29,690,281	186,110	10,076,173	(6,726,214)	–	72,250,981
Sotheby’s Holdings, Inc. – Class A	–	–	5,604,913	146,189,748	(96,968,096)	783,151	–
SunPower Corp. – Class B*(1)	–	–	2,560,458	139,136,425	(72,112,602)	–	–
VistaPrint, Ltd.*	–	–	862,030	26,159,375	(6,576,721)	–	54,730,302

	3,800,185	$42,214,175	24,179,059	$477,535,287	$(259,935,107)	$2,252,552	$243,353,842

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Venture Fund
Century Casinos, Inc.*	–	$–	–	$–	$–	$–	$3,642,351
Genius Products, Inc. – Private Placement* (2)	–	–	–	–	–	–	53,350
Health Grades, Inc.*	–	–	–	–	–	–	5,248,592
Horizon Lines, Inc. – Class A	40,335	162,516	–	–	–	363,190	8,889,896
inContact, Inc.* (3)	–	–	–	–	–	–	3,794,851
Information Services Group, Inc.*	–	–	–	–	–	–	5,804,776
Intermap Technologies Corp.*	–	–	–	–	–	–	3,934,516
LivePerson, Inc.*	–	–	–	–	–	–	8,353,517
Motorcar Parts of America, Inc.*	–	–	–	–	–	–	2,584,340
NaviSite, Inc.*	–	–	–	–	–	–	1,407,717
PokerTek, Inc.*	–	–	–	–	–	–	564,915
Progressive Gaming International Corp.*	–	–	681,705	13,547,452	(13,506,482)	–	–
Sturm Ruger and Co., Inc.	–	–	–	–	–	–	12,950,612
Ultimate Software Group, Inc.*	–	–	–	–	–	–	26,391,506
Workstream, Inc. (U.S. Shares)*	–	–	1,848,289	9,410,691	(9,327,668)	–	861,170
Yucheng Technologies, Ltd. (U.S. Shares)*	–	–	–	–	–	–	7,346,395

		$162,516		$22,958,143	$(22,834,150)	$363,190	$91,828,504

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Global Life Sciences Fund
Lifesync Holdings, Inc. -Private Placement* (4)	–	$–	–	$–	$–	$–	$1,692,654
Mediquest Therapeutics – Private Placement	–	–	–	–	–	–	2,509,255

		$–		$–	$–	$–	$4,201,909

(1)	Spun off from Cypress Semiconductor Corp. on 9/30/2008 with terms of .2743 shares for 1.
(2)	Reverse stock split 1:500 on 4/3/09.
(3)	On 1/2/09, UCN, Inc. changed its name to inContact, Inc.
(4)	In a corporate action merger on 3/10/09, 659,604 shares of GMP Companies, Inc. – Promissory Note were exchanged 1 for 1 for GMP Companies, Inc. and changed its name to Lifesync Holdings, Inc.

94  Janus Growth Funds  April 30, 2009

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of April 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:

Growth
Janus Fund	$5,786,718,989	$1,377,752,906	$–
Janus Enterprise Fund	1,204,477,041	146,850,847	–
Janus Orion Fund	1,919,088,326	564,678,764	–
Janus Research Fund	1,965,277,688	490,158,038	–
Janus Triton Fund	146,507,095	29,754,673	–
Janus Twenty Fund	5,761,756,640	1,947,865,568	–
Janus Venture Fund	749,635,318	17,954,982	9,291,116

Specialty Growth
Janus Global Life Sciences Fund	407,885,010	145,385,830	17,330,804
Janus Global Technology Fund	491,086,300	90,305,691	–

Investments in Purchased Options:

Growth
Janus Orion Fund	13,445,250	12,123,014	–
Janus Venture Fund	–	25,129	–

Investments in Securities Sold Short:

Growth
Janus Orion Fund	(44,592,210)	–	–
Janus Triton Fund	(1,653,140)	–	–
Janus Venture Fund	(10,546,000)	(2,116,513)	–

Specialty Growth
Janus Global Life Sciences Fund	–	(2,984,339)	–
Janus Global Technology Fund	(6,802,564)	–	–

Other Financial Instruments(a):

Growth
Janus Fund	–	(1,824,944)	–
Janus Enterprise Fund	–	(624,315)	–
Janus Orion Fund	(2,335,640)	(642,566)	–
Janus Research Fund	–	(928,415)	–
Janus Twenty Fund	8,855,508	–	–
Janus Venture Fund	(1,030,000)	(534,750)	–

Specialty Growth
Janus Global Life Sciences Fund	–	(399,970)	–
Janus Global Technology Fund	–	(68,963)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the six-month period ended April 30, 2009)

				Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	October 31, 2008	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	April 30, 2009

Investments in Securities:

Growth
Janus Venture Fund	$7,291,116	$–	$–	$–	$2,000,000	$–	$9,291,116

Specialty Growth
Janus Global Life Sciences Fund	$26,186,663	$–	$–	$(8,855,859)	$–	$–	$17,330,804

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Janus Growth Funds  April 30, 2009  95

Notes to Schedules of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2009 are noted below.

Fund	Aggregate Value

Growth
Janus Fund	$750,494,514
Janus Enterprise Fund	42,369,707
Janus Orion Fund	903,982,879
Janus Research Fund	350,107,350
Janus Triton Fund	2,799,900
Janus Twenty Fund	556,000,000
Janus Venture Fund	87,567,090
Specialty Growth
Janus Global Life Sciences Fund	126,588,429
Janus Global Technology Fund	47,350,103

96  Janus Growth Funds  April 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Fund, Janus Enterprise Fund, Janus Orion Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight funds with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as non-diversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each fund in the Trust.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash,

Janus Growth Funds  April 30, 2009  97

Notes to Financial Statements (unaudited) (continued)

U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off gains and losses are included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Changes in Net Assets.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

98  Janus Growth Funds  April 30, 2009

Swaps
The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Funded or unfunded credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based

Janus Growth Funds  April 30, 2009  99

Notes to Financial Statements (unaudited) (continued)

being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended April 30, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Growth
Janus Fund	$33,886,432
Janus Orion Fund	15,449,462
Janus Research Fund	596,108
Janus Triton Fund	–
Janus Twenty Fund	830,898
Janus Venture Fund	(55,683)
Specialty Growth
Janus Global Technology Fund	2,808,615

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2008	225,221	$28,187,292
Options written	15,995	2,863,193
Options closed	(8,035)	(2,394,591)
Options expired	(233,181)	(28,655,894)
Options exercised	–	–

Options outstanding at April 30, 2009	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at October 31, 2008	171,298	$15,408,530
Options written	69,339	18,354,833
Options closed	(147,694)	(25,332,225)
Options expired	(2,529)	(1,141,793)
Options exercised	(90,414)	(7,289,345)

Options outstanding at April 30, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2008	95,579	$23,116,816
Options written	598,546	50,953,257
Options closed	(524,156)	(57,602,605)
Options expired	(162,709)	(13,709,372)
Options exercised	(5,378)	(1,333,140)

Options outstanding at April 30, 2009	1,882	$1,424,956

	Number of	Premiums
Put Options	Contracts	Received

Janus Orion Fund
Options outstanding at October 31, 2008	124,651	$23,311,865
Options written	56,866	12,171,742
Options closed	(117,554)	(22,814,062)
Options expired	(28,448)	(3,969,692)
Options exercised	(1,549)	(224,580)

Options outstanding at April 30, 2009	33,966	$8,475,273

	Number of	Premiums
Call Options	Contracts	Received

Janus Research Fund
Options outstanding at October 31, 2008	–	$–
Options written	9,608	705,748
Options closed	–	–
Options expired	(8,089)	(596,107)
Options exercised	(1,519)	(109,641)

Options outstanding at April 30, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Triton Fund
Options outstanding at October 31, 2008	223	$77,380
Options written	–	–
Options closed	–	–
Options expired	(223)	(77,380)
Options exercised	–	–

Options outstanding at April 30, 2009	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Twenty Fund
Options outstanding at October 31, 2008	–	$–
Options written	21,655	830,898
Options closed	–	–
Options expired	(21,655)	(830,898)
Options exercised	–	–

Options outstanding at April 30, 2009	–	$–

100  Janus Growth Funds  April 30, 2009

	Number of	Premiums
Call Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2008	1,000	$250,000
Options written	27,170	2,787,964
Options closed	(1,000)	(117,999)
Options expired	(17,500)	(2,110,242)
Options exercised	(2,670)	(190,555)

Options outstanding at April 30, 2009	7,000	$619,168

	Number of	Premiums
Put Options	Contracts	Received

Janus Venture Fund
Options outstanding at October 31, 2008	3,000	$731,250
Options written	58,713	5,365,285
Options closed	(27,589)	(3,205,720)
Options expired	(14,374)	(1,405,800)
Options exercised	(3,000)	(230,000)

Options outstanding at April 30, 2009	16,750	$1,255,015

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2008	984	$783,985
Options written	32,223	4,034,644
Options closed	(23,687)	(2,941,486)
Options expired	(9,319)	(1,815,805)
Options exercised	(201)	(61,338)

Options outstanding at April 30, 2009	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at October 31, 2008	–	$–
Options written	14,055	755,321
Options closed	(14,055)	(755,321)
Options expired	–	–
Options exercised	–	–

Options outstanding at April 30, 2009	–	$–

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker. As of April 30, 2009, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund had deposits with brokers of $41,974,845, $1,384,102, $11,654,587, $3,578,918 and $5,211,799, respectively. The deposits represent restricted cash held as collateral in relation to short sales.

A Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Janus Growth Funds  April 30, 2009  101

Notes to Financial Statements (unaudited) (continued)

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always

102  Janus Growth Funds  April 30, 2009

the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of April 30, 2009, Janus Fund, Janus Orion Fund and Janus Venture Fund had restricted cash in the amount of $11,880,000, $16,113,750 and $3,050,000, respectively. The restricted cash represents collateral received in relation to options contracts, swap agreements, futures contracts and short sales invested in by the Fund at April 30, 2009. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2006-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the Financial Accounting Standard Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined

Janus Growth Funds  April 30, 2009  103

Notes to Financial Statements (unaudited) (continued)

pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2009 to value each Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”), which was effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and there is no impact on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Advisory Fee %

Growth
Janus Fund	0.64%
Janus Enterprise Fund	0.64%
Janus Orion Fund	0.64%
Janus Research Fund	0.64%
Janus Triton Fund	0.64%
Janus Twenty Fund	0.64%
Janus Venture Fund	0.64%
Specialty Growth
Janus Global Life Sciences Fund	0.64%
Janus Global Technology Fund	0.64%

For Janus Research Fund, the investment advisory fee is determined by calculating a base fee rate and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table

104  Janus Growth Funds  April 30, 2009

above. The performance adjustment either increases or decreases the base fee rate depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Growth
Janus Research Fund	Russell 1000® Growth Index

Only the base fee rate applied until February 2007 for Janus Research Fund, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no performance adjustment will be made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Janus Research Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the six-month period ended April 30, 2009, the following Fund recorded the Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Growth
Janus Research Fund	$(838,954)

Until at least March 1, 2010, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Triton Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) exceed the following annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit %

Growth
Janus Triton Fund	1.25%

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Funds (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are

Janus Growth Funds  April 30, 2009  105

Notes to Financial Statements (unaudited) (continued)

credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of April 30, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended April 30, 2009.

For the six-month period ended April 30, 2009, Janus Capital assumed $4,842 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $63,757 was paid by the Trust during the six-month period ended April 30, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended April 30, 2009 are indicated in the table below:

Fund	Redemption Fee

Specialty Growth
Janus Global Life Sciences Fund	$43,416
Janus Global Technology Fund	26,675

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Assets and Liabilities (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended April 30, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

106  Janus Growth Funds  April 30, 2009

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 4/30/09

Janus Cash Liquidity Fund LLC
Growth
Janus Fund	$1,149,496,377	$(868,985,887)	$183,966	$280,510,490
Janus Enterprise Fund	92,600,322	(52,455,000)	15,328	40,145,322
Janus Orion Fund	616,919,008	(489,365,789)	45,274	127,553,219
Janus Research Fund	243,728,609	(205,250,868)	15,712	38,477,741
Janus Triton Fund	47,625,293	(22,102,442)	9,117	25,522,851
Janus Twenty Fund	729,364,857	(179,033,234)	40,302	550,331,623
Janus Venture Fund	23,715,406	(23,715,406)	1,812	–
Specialty Growth
Janus Global Life Sciences Fund	95,176,149	(76,860,371)	10,789	18,315,778
Janus Global Technology Fund	128,022,326	(109,809,143)	11,107	18,213,183

	$3,126,648,347	$(2,027,578,140)	$333,407	$1,099,070,207

Janus Institutional Cash Management Fund – Institutional Shares
Growth
Janus Fund	$366,807	$(100,848,950)	$203,856	$–
Janus Triton Fund	2,812	(829,871)	681	–
Janus Twenty Fund	2,917,774	(725,016,610)	1,670,148	–
Specialty Growth
Janus Global Life Sciences Fund	6,141	(356,416)	3	–
Janus Global Technology Fund	37,840	(10,605,601)	9,304	–

	$3,331,374	$(837,657,448)	$1,883,992	$–

Janus Institutional Money Market Fund – Institutional Shares
Growth
Janus Fund	$110,001,911	$(373,682,163)	$583,124	$–
Janus Enterprise Fund	12,309,724	(22,315,724)	20,760	–
Janus Orion Fund	47,129,488	(161,259,488)	127,516	–
Janus Research Fund	41,277,446	(90,713,446)	20,029	–
Janus Triton Fund	2,501,688	(5,276,688)	11,317	–
Janus Twenty Fund	72,372,190	(641,449,156)	1,006,247	–
Janus Venture Fund	8,009,852	(10,215,852)	1,827	–
Specialty Growth
Janus Global Life Sciences Fund	14,223,213	(31,957,213)	51,902	–
Janus Global Technology Fund	22,099,256	(43,954,256)	56,070	–

	$329,924,768	$(1,380,823,986)	$1,878,792	$–

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities, excluding securities sold short, for federal income tax purposes as of April 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Janus Growth Funds  April 30, 2009  107

Notes to Financial Statements (unaudited) (continued)

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Growth
Janus Fund	$7,828,494,490	$481,969,491	$(1,145,992,086)	$(664,022,595)
Janus Enterprise Fund	1,516,668,528	187,195,499	(352,536,139)	(165,340,640)
Janus Orion Fund	2,622,941,831	328,773,864	(442,380,341)	(113,606,477)
Janus Research Fund	2,920,261,731	137,948,671	(602,774,676)	(464,826,005)
Janus Triton Fund	186,179,848	14,394,543	(24,312,623)	(9,918,080)
Janus Twenty Fund	6,681,845,576	1,669,025,773	(641,249,141)	1,027,776,632
Janus Venture Fund	927,646,715	130,484,235	(281,224,405)	(150,740,170)
Specialty Growth
Janus Global Life Sciences Fund	659,186,366	41,345,486	(129,930,208)	(88,584,722)
Janus Global Technology Fund	568,967,312	64,139,949	(51,715,270)	12,424,679

Information on the tax components of securities sold short as of April 30, 2009 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized	Net Tax Appreciation/
Fund	Securities Sold Short	Appreciation	(Depreciation)	(Depreciation)

Growth
Janus Orion Fund	$(41,974,845)	$–	$(2,617,365)	$(2,617,365)
Janus Triton Fund	(1,384,102)	–	(269,038)	(269,038)
Janus Venture Fund	(11,654,587)	283,683	(1,291,609)	(1,007,926)
Specialty Growth
Janus Global Life Sciences Fund	(3,578,918)	594,579	–	594,579
Janus Global Technology Fund	(5,211,800)	245,379	(1,836,144)	(1,590,765)

Net capital loss carryovers as of October 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2008

					Accumulated
Fund	October 31, 2009	October 31, 2010	October 31, 2011	October 31, 2016	Capital Losses

Growth
Janus Fund(1)	$(678,219,336)	$(2,692,706,418)	$(569,521,625)	$–	$(3,940,447,379)
Janus Enterprise Fund(1)	(2,387,573,344)	(1,180,687,781)	(35,756,979)	–	(3,604,018,104)
Janus Orion Fund(1)	(466,109,767)	(584,074,251)	–	–	(1,050,184,018)
Janus Research Fund	(1,556,504,638)	(2,677,021,633)	(222,598,721)	(40,293,996)	(4,496,418,988)
Janus Triton Fund	–	–	–	(5,740,739)	(5,740,739)
Janus Twenty Fund	(126,048,003)	(117,584,500)	(643,606,306)	–	(887,238,809)
Janus Venture Fund(1)	(25,161,575)	(12,580,788)	–	(4,691,065)	(42,433,428)
Specialty Growth
Janus Global Life Sciences Fund	(209,544,393)	(251,753,591)	(103,237,607)	–	(564,535,591)
Janus Global Technology Fund	(1,396,606,045)	(857,178,929)	(83,082,507)	–	(2,336,867,481)

(1)	Capital loss carryovers subject to annual limitations.

During the year ended October 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

108  Janus Growth Funds  April 30, 2009

Capital Loss
Fund	Carryover Utilized

Growth
Janus Fund	$931,316,894
Janus Enterprise Fund	344,661,844
Janus Orion Fund	660,699,446
Janus Twenty Fund	513,939,646
Specialty Growth
Janus Global Life Sciences Fund	91,818,591
Janus Global Technology Fund	76,919,749

4.	Capital Share Transactions

For the six-month period ended April 30, 2009 (unaudited)			Janus Enterprise		Janus Orion		Janus Research		Janus Triton
and the fiscal year ended October 31, 2008	Janus Fund		Fund		Fund		Fund		Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares:
Shares sold	34,077	51,312	4,290	12,080	21,113	126,802	6,458	30,440	6,231	8,878
Reinvested dividends and distributions	3,484	1,905	–	–	3,576	1,261	404	132	7	1,166
Shares repurchased	(50,343)	(70,606)	(6,212)	(10,547)	(49,658)	(132,761)	(17,512)	(44,621)	(2,319)	(5,095)
Net Increase/(Decrease) in Fund Shares	(12,782)	(17,389)	(1,922)	1,533	(24,969)	(4,698)	(10,650)	(14,049)	3,919	4,949
Shares Outstanding, Beginning of Period	369,951	387,340	39,134	37,601	377,672	382,370	141,962	156,011	13,816	8,867
Shares Outstanding, End of Period	357,169	369,951	37,212	39,134	352,703	377,672	131,312	141,962	17,735	13,816

					Janus Global
For the six-month period ended April 30, 2009 (unaudited)			Janus Venture		Life Sciences		Janus Global
and the fiscal year ended October 31, 2008	Janus Twenty Fund		Fund		Fund		Technology Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares:
Shares sold	5,358	14,515	392	638	1,237	5,529	2,684	5,922
Reinvested dividends and distributions	34	339	–	5,473	59	–	–	239
Shares repurchased	(10,143)	(20,082)	(1,482)	(2,898)	(2,940)	(5,868)	(3,920)	(11,039)
Net Increase/(Decrease) in Fund Shares	(4,751)	(5,228)	(1,090)	3,213	(1,644)	(339)	(1,236)	(4,878)
Shares Outstanding, Beginning of Period	165,712	170,940	25,519	22,306	36,725	37,064	57,403	62,281
Shares Outstanding, End of Period	160,961	165,712	24,429	25,519	35,081	36,725	56,167	57,403

5.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Growth
Janus Fund	$2,708,095,872	$2,663,349,549	$–	$–
Janus Enterprise Fund	267,858,504	340,006,152	–	–
Janus Orion Fund	1,850,192,206	1,951,426,279	–	–
Janus Research Fund	859,700,380	1,034,546,995	–	–
Janus Triton Fund	56,398,347	44,039,782	–	–
Janus Twenty Fund	1,837,109,588	1,556,051,416	–	–
Janus Venture Fund	112,438,515	138,668,893	–	–
Specialty Growth
Janus Global Life Sciences Fund	225,978,471	237,259,494	–	–
Janus Global Technology Fund	327,414,445	341,150,343	–	–

Janus Growth Funds  April 30, 2009  109

Notes to Financial Statements (unaudited) (continued)

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On

110  Janus Growth Funds  April 30, 2009

May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

7.	Subsequent Event

The Board of Trustees of Janus Adviser Series (“JAD”), a registered investment company advised by Janus Capital, has approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which certain JAD Funds will merge with and into, and be acquired by, corresponding similarly managed funds of the Janus Investment Fund Trust. Under the Plan, INTECH Risk-Managed Core Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Fund, Janus Growth and Income Fund, Janus High-Yield Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Triton Fund, Janus Worldwide Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund will acquire assets and liabilities from similarly managed JAD Funds. The merger is a part of several significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund offerings by creating one combined mutual fund platform. The closing date of the merger is expected to be on or about July 6, 2009. For more information regarding these changes, please refer to the March 17, 2009 Supplement to the Prospectus.

Janus Growth Funds  April 30, 2009  111

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Worldwide Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance. At a meeting held on March 12, 2009, the Trustees again considered the investment advisory agreement for Janus Worldwide Fund, and after consideration of information previously provided to them, as well as updated information regarding the steps taken or planned to improve the Fund’s long-term performance, the Trustees approved the continuation of the investment advisory agreement for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including

112  Janus Growth Funds  April 30, 2009

monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Worldwide Fund, at the December 9, 2008 meeting the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance. At the March 12, 2009 meeting, the Trustees requested that Janus Capital promptly report to the Trustees regarding the completion of steps that Janus Capital planned to take in an effort to improve the Fund’s long-term performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with

Janus Growth Funds  April 30, 2009  113

Additional Information (unaudited) (continued)

similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except for Janus Worldwide Fund. With respect to that Fund, at their December 9, 2008 meeting the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. At their March 12, 2009 meeting the Trustees approved the continuation of the investment advisory agreement for that Fund for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve the Fund’s long-term performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

114  Janus Growth Funds  April 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Growth Funds  April 30, 2009  115

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

116  Janus Growth Funds  April 30, 2009

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Growth Funds  April 30, 2009  117

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/09)

C-0609-046	111-24-103 06-09

2009 Semiannual Report

Janus	Core, Risk-Managed and Value Funds

Core
Janus Balanced Fund
Janus Contrarian Fund
Janus Research Core Fund
Janus Growth and Income Fund
Risk-Managed
INTECH Risk-Managed Core Fund
Value
Perkins Mid Cap Value Fund
Perkins Small Cap Value Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Core, Risk-Managed and Value Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	4
Management Commentary and Schedules of Investments
Janus Balanced Fund	5
Janus Contrarian Fund	17
Janus Research Core Fund	26
Janus Growth and Income Fund	34
INTECH Risk-Managed Core Fund	42
Perkins Mid Cap Value Fund	52
Perkins Small Cap Value Fund	63
Statements of Assets and Liabilities	74
Statements of Operations	76
Statements of Changes in Net Assets	78
Financial Highlights	81
Notes to Schedules of Investments	86
Notes to Financial Statements	90
Additional Information	107
Explanations of Charts, Tables and Financial Statements	110
Shareholder Meeting	114

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. During the past six months we have seen some of the most challenging market and economic conditions in a generation. Throughout these turbulent times, we have maintained our disciplined, long-term investment approach and research-driven philosophy.

As a result, our long-term results generally remained strong relative to our peers. For the one-year period ended April 30, 2009, 50% of Janus retail funds ranked within Lipper’s top two quartiles. Looking longer-term, 85% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended April 30, 2009. (Lipper rankings are based on total returns. See complete rankings on page 3.)

Major Market Themes

Despite a relatively strong finish, most markets were modestly lower as the most recent six-month period (ended April 30, 2009) came to a close. Consequences from the credit crisis and recession concerns dictated market performance for much of the period. U.S. markets reached 12-year lows and most global markets declined to 5-year lows in March, before rallying late in the period.

The U.S. economy was still in the throes of a recession at period end. Declining asset values in U.S. residential real estate continued to weigh on financial institutions and their ability to extend credit to consumers. Compounding the headwinds for the consumer was a labor market that continued to struggle with more than 5.7 million jobs lost since January 2008. However, late in the period, some signs emerged that the rate of decline in the U.S. economy could be slowing. Retail sales improved through April (though they remained at low absolute levels) and mortgage applications were on the rise in March and April. A slowing in the rate of decline in U.S. manufacturing and consumer confidence indicators provided some additional support to the equity markets.

Improving credit markets, better-than expected earnings reports from some large banks and easing of accounting rules for banks’ troubled assets, also helped to fuel the late period rally, suggesting to the market that the ailing banking industry could be on the mend. Financials remained the worst performing global sector during the six-month period, despite leading the rally off of the March lows. Materials and information technology outperformed, posting modest gains while growth stocks significantly outperformed value stocks. Stocks of mid-sized companies were the strongest performers in the period while large-cap stocks topped small-caps. Within fixed income, the flight-to-quality that was strongly evident in the second half of 2008 finally eased beginning in January. Driven by the performance of the lower quality debt, high-yield corporate spreads relative to Treasuries narrowed. Long-term government bond yields rebounded from historic lows reached in December.

Outlook

At the end of the period, we were encouraged by the slowing in the rate of decline in the U.S. and global economies and the continued progress toward normalization in the credit markets. Though we were pleased to see stocks on the rise, we believe it may be some time before credit markets return to normal and the economy and equity markets fully recover.

We think the moves to date by central banks and governments worldwide will help the global economy recover. However, their actions will likely take time to work and could, in the longer term, fuel inflation. That said, we are not overly concerned about inflation rising over the near term, nor do we believe economic growth will necessarily return to the rapid pace of recent years. Looking forward, the economy will likely be characterized by de-leveraging across consumers and businesses, and a higher personal savings rate.

Given that we have not seen a significant differentiation of fundamentals expressed in stock prices yet, we feel the opportunities for bottom-up, research-driven security selection are tremendous. Our unconstrained approach to research fosters an entrepreneurial culture that encourages our investment team to “go anywhere” to find the most compelling investment ideas around the globe. And we believe we have the right team in place to take advantage of this period in history.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us

Janus Core, Risk-Managed and Value Funds  April 30, 2009  1

Continued

and we continue in our quest to deliver strong, consistent fund performance to you, our investors.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of April 30, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Rankings discussed do not indicate positive fund performance. Most funds have experienced negative or poor short-term performance.

2  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)Ï
Janus Fund (2/70)	Large-Cap Growth Funds	52	435/844	40	284/724	39	233/610	60	184/310	15	3/20	47	380/808

Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	52	286/550	10	43/476	8	30/393	77	142/184	32	14/43	25	130/528

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	96	438/457	22	77/349	4	10/290	N/A	N/A	25	43/174	86	381/443

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	80	672/844	19	132/724	12	72/610	44	134/310	4	3/87	17	118/710

Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	3	15/587	1	5/501	N/A	N/A	N/A	N/A	1	1/443	1	4/508

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	80	668/844	1	1/724	1	2/610	21	63/310	5	2/40	35	283/824

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	48	279/587	36	176/501	34	136/408	65	132/204	10	1/10	27	77/286

Janus Global Life Sciences Fund (12/98)	Global Healthcare/Biotechnology Funds	75	39/51	45	21/46	54	24/44	19	3/15	15	2/13	29	15/51

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	18	14/81	16	12/76	28	19/69	29	6/20	25	5/19	25	19/76

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	3	12/524	2	4/385	1	2/290	11	15/148	4	1/27	1	2/346

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	98	736/756	41	247/612	5	21/460	N/A	N/A	18	38/213	18	38/213

Janus Research Core Fund(1)(2) (6/96)	Large-Cap Core Funds	88	802/914	83	646/783	21	136/650	25	90/360	4	8/212	82	722/884

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	57	514/914	73	567/783	26	169/650	30	105/360	8	6/81	48	417/884

INTECH Risk-Managed Core Fund(3) (2/03)	Multi-Cap Core Funds	55	415/756	58	354/612	37	167/460	N/A	N/A	42	157/377	42	157/377

Perkins Mid Cap Value Fund - Investor Shares(1)(4)(5) (8/98)	Mid-Cap Value Funds	9	27/320	4	10/256	4	6/192	3	2/67	4	2/56	4	2/56

Perkins Small Cap Value Fund - Investor Shares(4)(6) (10/87)	Small-Cap Core Funds	1	7/763	2	7/614	8	39/496	14	32/231	6	7/125	6	7/125

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	5	25/583	4	16/482	5	20/402	21	44/209	10	2/20	6	32/535

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	11	50/457	15	55/387	14	46/334	9	18/203	6	5/92	16	51/325

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	1	1/260	2	4/214	3	5/179	8	7/90	16	4/24	5	12/254

Janus Global Opportunities Fund(1) (6/01)	Global Funds	8	40/506	21	79/380	56	165/297	N/A	N/A	11	21/206	43	145/342

Janus Global Research Fund(1) (2/05)	Global Funds	56	280/506	10	35/380	N/A	N/A	N/A	N/A	6	18/321	6	18/321

Janus Overseas Fund(1) (5/94)	International Funds	46	541/1,197	2	12/894	1	2/707	3	10/369	2	2/107	1	2/647

Janus Worldwide Fund(1) (5/91)	Global Funds	68	344/506	57	216/380	91	271/297	91	140/153	39	7/17	62	371/599

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	75	504/677	14	75/539	N/A	N/A	N/A	N/A	8	38/533	8	38/533

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	32	167/524	6	23/385	N/A	N/A	N/A	N/A	5	19/380	5	19/380

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	32	133/428	10	33/335	N/A	N/A	N/A	N/A	5	13/317	5	13/317

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Formerly named Janus Fundamental Equity Fund.

(3)	Formerly named INTECH Risk-Managed Stock Fund.

(4)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

(5)	Formerly named Janus Mid Cap Value Fund.

(6)	Formerly named Janus Small Cap Value Fund.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including redemption fees, where applicable (and any related exchange fees), and (2) ongoing costs, including management fees, administrative services fees (where applicable) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2008 to April 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has agreed to waive the transfer agency fees payable to certain limits for the Institutional Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund until at least March 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Janus Balanced Fund (unaudited)	Ticker: JABAX

Fund Snapshot
The Fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Balanced Fund returned 5.88% for the six-month period ended April 30, 2009, compared with a -0.90% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Government/Credit Bond Index, the Fund’s other secondary benchmark, which returned -8.53% and 7.96%, respectively.

Economic Overview

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve (Fed) announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected economic reports added fuel to the rally. Although the financials sector was the best performing since the markets began rallying in March, it was the worst for the six-month period followed distantly by industrials. Information technology and telecommunications were the best relative performers.

In fixed income, the flight-to-quality trade that has dominated the fixed income markets throughout the credit crisis finally eased in January and credit markets gained momentum through March and April. Overall, fixed income investors experienced solid gains during the six-month period ending April 30, 2009. The Fed helped fuel the shift to riskier securities by lowering the federal funds rate in December from 1% to a range of zero to 0.25%, a historic move. The low absolute yields in Treasuries and wide spreads to Treasuries in the high yield market appeared to prompt a move into corporate bonds in January; this trend resumed in March and April after a brief uptick in spreads in February. For the overall period, high yield bonds were the best performing fixed income segment. In March, the Fed announcement on buying government debt prompted a large one-day drop in the 10-year Treasury note yield. By period end, the 10-year Treasury’s yield rebounded from its lows but still finished the period down almost 1% (prices move inversely to yield). Similar to high yield, commercial mortgage-backed securities (CMBS) rallied late in the period to eke out slight gains. MBS, benefiting from the Fed’s buying program, and a tightening in investment grade credit spreads (although less pronounced than in high yield), helped the investment grade aggregate indices to an almost 8% gain during the period.

Lowering Equity Exposure Aided Relative Performance

The Fund’s performance during the period reflected both our conservative investment philosophy and our dynamic asset allocation strategy, as our equity and fixed-income teams worked together to determine what we believe to be the optimal balance between stocks and bonds. Our equity exposure, which was 42.5% at the beginning of the period, had risen to 45.4% as of period end. Our underweight relative to the Balanced Index (55% equity) helped significantly until the equity markets started to rally in mid-March. Overall, though, the equity weighting was a key contributor. In addition, both the fixed income and equity portions of the Fund outperformed their respective benchmarks during the period.

Mortgages and Credits Bolstered Fixed Income Performance

Performance on the fixed-income side of the portfolio benefited from non-index exposure to mortgage-backed securities (MBS) and our credit holdings. In MBS, our holdings in agency adjustable rate mortgages (ARM) generated strong price gains. In credits, our overweight in BBB-rated credits and modest exposure in non-index high yield bonds (3.89% at period end) contributed to performance, as lower-rated credits outperformed the higher credit levels during the period.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  5

Janus Balanced Fund (unaudited)

Among individual credit contributors was Virginia Electric & Power Co., which outperformed as investors were likely drawn toward what we consider to be its well-financed, cash generating assets. Time Warner Cable, which was spun off from its parent Time Warner during the period, also contributed to performance. As the second largest cable provider in the U.S., the company has been successful in gaining market share for voice, video and data services from incumbent telecommunication services companies in most cities where it operates. We also like the utility nature of its cash flows.

Financials Boosted Equity Returns

Our underweight and holdings in financials contributed the most to the equity portion’s relative outperformance during the period. Within financials, investment bank Goldman Sachs rebounded significantly off depressed levels, as investors likely viewed it as among the survivors of the financial crisis. We believe Goldman Sachs is poised to capture market share in the U.S., as major competitors have either merged into banks or gone bankrupt. We view its balance sheet at period end as sound and feel that its assets were appropriately marked or valued. In addition, we believe the company’s trading and underwriting businesses should continue to be profitable and improve. We added to our position during the period. Staying in financials, investment bank/brokerage firm Morgan Stanley rebounded similarly as Goldman Sachs during the period. The stock benefited as investors likely began to see the company as a survivor as well. We believe Morgan Stanley will gain market share and that its balance sheet at period end was sound; we added to our position.

Agency Debt, Underweight in Credits Weighed on Fixed Income

Our underweight in credits and our yield-curve positioning in agency debt were the largest detractors from relative performance. Among individual credits that detracted from performance were our bonds in Bank of America. We believe the bank will emerge stronger from the present dislocation in the financials sector, but the holding continued to be driven by negative sentiment regarding U.S. Government guarantees. The government has indicated, in our view, that it will stand behind the Bank of America, which gives us confidence the bank could survive and eventually prosper.

Consumer Discretionary Equity Holdings Detracted

Our holdings and overweight in consumer discretionary were the main detractors during the period. Our lack of exposure to the telecommunication services sector as well as our selections and overweight in energy also weighed on comparable performance. Within the consumer discretionary sector, casino operator MGM Mirage fell significantly. The company was negatively impacted by its leveraged balance sheet in a time of tight credit and by declining fundamentals in the gaming industry, as consumers have reduced their spending. In particular, investors have worried about the company’s ability to meet several large upcoming debt maturities. We decided to exit our position due to weaker conditions in Las Vegas than we anticipated and since its balance sheet proved to be a bigger problem than we foresaw.

Outlook

The slowing rate of decline in the U.S. and global economies as well as improvement in the credit markets through period end have given many equity and fixed income market participants a sense that an economic rebound may not be as far in the future as feared. There is a battle between reflationary policy and deflationary pressure; the question is which one will ultimately win. Over the next six to 18 months, we believe deflationary pressure will outweigh the reflationary policies that are in place. We think all of the moves by central banks and governments around the globe will help the global economy recover, but they will take time to take hold and ultimately fuel inflation. Rising unemployment, declining wages and increased uncertainty in the market hinder the near-term economic outlook and will likely keep inflation at bay in our view. Once the economy stabilizes and we start to see consumption rise, we believe inflationary pressures will build. In our opinion, there has not been a significant fundamental difference between what we view as low and high quality companies. As a result, we think there were still many individual opportunities in the market at period end, which offer favorable risk/reward profiles in our view.

In the Fund, we may continue to increase our equity allocation as fixed income spreads relative to Treasuries tighten. In the fixed income portion of the Fund, we were emphasizing companies we think have quality business models, have historically generated steady cash-flows, and have management teams that were focused on debt reduction. For the equity portion, we continue to look for companies we feel have been unnecessarily beaten up and that we think offer attractive value and good growth prospects in a tough economic environment.

Thank you for investing in Janus Balanced Fund.

6  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Anheuser-Busch InBev N.V.	1.63%
Goldman Sachs Group, Inc.	0.93%
Morgan Stanley	0.92%
Credit Suisse Group A.G.	0.72%
Corning, Inc.	0.67%

5 Bottom Performers – Equity Holdings

Contribution

MGM Mirage	-0.92%
ConocoPhillips	-0.73%
Roche Holdings, Inc.	-0.64%
Nestle S.A	-0.61%
Philip Morris International, Inc.	-0.53%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	2.61%	5.63%	11.74%
Information Technology	2.19%	17.31%	16.60%
Materials	0.21%	3.97%	3.11%
Telecommunication Services	0.00%	0.00%	3.82%
Utilities	0.00%	0.00%	4.27%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Health Care	-1.38%	20.03%	15.02%
Energy	-1.11%	10.79%	13.58%
Industrials	-0.63%	10.21%	10.51%
Consumer Discretionary	-0.45%	7.89%	8.42%
Consumer Staples	-0.21%	24.18%	12.94%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  7

Janus Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Anheuser-Busch InBev N.V. Brewery	2.1%
Nestle S.A. Food – Miscellaneous/Diversified	1.7%
Roche Holding A.G. Medical – Drugs	1.6%
Reckitt Benckiser Group PLC Soap and Cleaning Preparations	1.6%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	1.6%

8.6%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 0.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

8  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Balanced Fund	5.88%	–13.11%	4.53%	3.29%	9.35%	0.79%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–2.48%	6.60%

Barclays Capital U.S. Government/Credit Bond Index	7.96%	2.58%	4.43%	5.63%	6.23%

Balanced Index	–0.90%	–19.58%	0.75%	1.46%	6.75%

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	12/524	2/290	15/148	1/27

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  9

Janus Balanced Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,058.80	$4.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21

†	Expenses are equal to the annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 44.8%
Aerospace and Defense – 1.1%
1,326,325	BAE Systems PLC**	$6,974,648
164,965	Boeing Co.	6,606,848
707,575	Empresa Brasileira de Aeronautica S.A. (ADR)	11,476,866
94,940	Northrop Grumman Corp.	4,590,349
		29,648,711
Agricultural Chemicals – 1.3%
84,125	Monsanto Co.	7,141,371
645,530	Syngenta A.G. (ADR)**	27,531,855
		34,673,226
Applications Software – 0.7%
356,680	Citrix Systems, Inc.*	10,176,080
410,180	Microsoft Corp.	8,310,247
		18,486,327
Athletic Footwear – 0.7%
345,325	NIKE, Inc. – Class B	18,119,203
Brewery – 2.1%
1,836,033	Anheuser-Busch InBev N.V.**	56,030,752
1,331,248	Anheuser-Busch InBev N.V. – VVPR Strips*,**	3,522
		56,034,274
Cable Television – 0.3%
330,279	DIRECTV Group, Inc.*	8,167,800
Casino Hotels – 1.0%
1,221,231	Crown, Ltd.	6,097,918
494,250	Wynn Resorts, Ltd.*	19,389,427
		25,487,345
Commercial Services – Finance – 0.2%
259,150	Western Union Co.	4,340,763
Computers – 2.7%
270,488	Apple, Inc.*	34,035,504
165,200	International Business Machines Corp.	17,050,292
317,795	Research In Motion, Ltd. (U.S. Shares)*	22,086,753
		73,172,549
Cosmetics and Toiletries – 0.7%
302,545	Colgate-Palmolive Co.	17,850,155
Diversified Operations – 1.2%
2,197,580	China Merchants Holdings International Co., Ltd.	5,192,142
427,559	Danaher Corp.	24,986,548
4,063,815	Melco International Development, Ltd.	1,995,066
		32,173,756
E-Commerce/Services – 0.4%
561,200	eBay, Inc.*	9,242,964
222,170	Liberty Media Corp. – Interactive – Class A*	1,177,501
		10,420,465
Electric Products – Miscellaneous – 0.3%
254,905	Emerson Electric Co.	8,676,966
Electronic Components – Semiconductors – 0.4%
130,525	Broadcom Corp. – Class A*	3,026,875
275,075	Microchip Technology, Inc.	6,326,725
		9,353,600
Electronic Connectors – 0.6%
438,025	Amphenol Corp. – Class A	14,822,766
Enterprise Software/Services – 1.3%
1,792,120	Oracle Corp.	34,659,601
Fiduciary Banks – 0.1%
67,967	Northern Trust Corp.	3,694,686
Finance – Investment Bankers/Brokers – 3.5%
273,720	Charles Schwab Corp.	5,058,346
702,175	Credit Suisse Group A.G. (ADR)**	26,879,259
220,075	Goldman Sachs Group, Inc.	28,279,638
1,433,435	Morgan Stanley	33,886,402
		94,103,645
Finance – Other Services – 0.5%
559,195	NYSE Euronext	12,956,548
Food – Miscellaneous/Diversified – 1.7%
1,352,194	Nestle S.A.**	43,991,099
Hotels and Motels – 0.9%
1,087,960	Starwood Hotels & Resorts Worldwide Inc.	22,694,846
Industrial Gases – 0.4%
154,990	Praxair, Inc.	11,563,804
Machinery – General Industrial – 0.1%
8,117,070	Shanghai Electric Group Co., Ltd.	2,901,878
Medical – Biomedical and Genetic – 1.5%
223,740	Celgene Corp.*	9,558,173
661,900	Gilead Sciences, Inc.*	30,315,020
		39,873,193
Medical – Drugs – 3.7%
66,555	Abbott Laboratories	2,785,327
1,498,740	Bristol-Myers Squibb Co.	28,775,807
351,190	Merck & Co., Inc.	8,512,846
49,420	Roche Holding A.G. (ADR)**	1,563,155
340,543	Roche Holding A.G.**	43,044,251
353,840	Wyeth	15,002,816
		99,684,202
Medical – HMO – 1.2%
1,297,450	UnitedHealth Group, Inc.	30,516,024
Medical Products – 2.1%
578,245	Baxter International, Inc.	28,044,882
495,675	Covidien, Ltd.	16,347,362
192,800	Johnson & Johnson	10,095,008
		54,487,252
Networking Products – 0.1%
189,055	Cisco Systems, Inc.*	3,652,543
Oil and Gas Drilling – 0.4%
141,195	Transocean, Ltd. (U.S. Shares)*,**	9,527,839
Oil Companies – Exploration and Production – 2.1%
930,285	EnCana Corp. (U.S. Shares)	42,541,933
234,030	Occidental Petroleum Corp.	13,173,549
		55,715,482
Oil Companies – Integrated – 2.0%
590,970	ConocoPhillips	24,229,770
527,885	Hess Corp.	28,922,819
		53,152,589

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  11

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Optical Supplies – 0.2%
46,050	Alcon, Inc. (U.S. Shares)**	$4,237,061
Power Converters and Power Supply Equipment – 0.2%
344,588	Suntech Power Holdings Co., Ltd. (ADR)*	5,144,699
Retail – Apparel and Shoe – 0.6%
2,440,680	Esprit Holdings, Ltd.	14,960,998
Retail – Consumer Electronics – 0.3%
181,915	Yamada Denki Co., Ltd.**	8,395,096
Retail – Drug Store – 1.3%
1,118,932	CVS Caremark Corp.**	35,559,659
Retail – Jewelry – 0.1%
96,135	Tiffany & Co.	2,782,147
Soap and Cleaning Preparations – 1.6%
1,089,795	Reckitt Benckiser Group PLC**	42,904,994
Telecommunication Equipment – Fiber Optics – 0.7%
1,320,680	Corning, Inc.	19,308,342
Tobacco – 1.8%
714,570	Altria Group, Inc.	11,668,928
962,440	Philip Morris International, Inc.	34,840,328
		46,509,256
Toys – 0.4%
40,840	Nintendo Co., Ltd.**	10,928,617
Transportation – Railroad – 1.4%
585,014	Canadian National Railway Co. (U.S. Shares)	23,646,266
256,535	Union Pacific Corp.	12,606,130
		36,252,396
Wireless Equipment – 0.9%
587,120	QUALCOMM, Inc.	24,846,918

Total Common Stock (cost $1,214,553,648)		1,186,433,320

Corporate Bonds – 26.9%
Advertising Services – 0%
$1,200,000	WPP Finance UK, 5.8750%, 6/15/14**	939,811
Agricultural Chemicals – 0.5%
990,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	994,950
6,402,000	Potash Corporation of Saskatchewan, Inc., 5.2500%, 5/15/14	6,560,539
6,703,000	Potash Corporation of Saskatchewan, Inc., 6.5000%, 5/15/19	6,965,959
		14,521,448
Automotive – Medium and Heavy Duty Trucks – 0.1%
1,298,000	PACCAR, Inc., 6.3750%, 2/15/12	1,339,419
1,298,000	PACCAR, Inc., 6.8750%, 2/15/14	1,358,643
		2,698,062
Beverages – Non-Alcoholic – 0.5%
6,441,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	6,436,440
2,359,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	2,297,359
2,872,000	Dr. Pepper Snapple Group, Inc. 7.4500%, 5/1/38	2,535,080
2,589,000	PepsiCo, Inc., 3.7500%, 3/1/14	2,641,619
		13,910,498
Beverages – Wine and Spirits – 0.2%
$4,788,000	Brown-Forman Corp., 5.0000%, 2/1/14	4,921,580
Brewery – 1.2%
9,210,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	9,601,729
12,365,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	12,945,784
10,528,000	Anheuser-Busch InBev Worldwide, Inc. 8.2000%, 1/15/39 (144A)	10,549,193
		33,096,706
Building Products – Cement and Aggregate – 0.2%
2,939,000	CRH America, Inc., 6.9500%, 3/15/12	2,637,738
2,103,000	Martin Marietta Materials, Inc., 6.6000% 4/15/18	1,701,497
		4,339,235
Cable Television – 1.9%
5,321,000	Comcast Corp., 6.3000%, 11/15/17	5,417,683
7,253,000	Comcast Corp., 5.7000%, 5/15/18	7,091,025
4,675,000	Comcast Corp., 6.4000%, 5/15/38	4,382,252
3,680,000	COX Communications, Inc., 6.2500% 6/1/18 (144A)	3,387,701
5,810,000	COX Communications, Inc., 9.3750% 1/15/19 (144A)	6,540,695
3,174,000	Mediacom Capital Corp., 7.8750% 2/15/11	3,142,260
5,190,000	Time Warner Cable, Inc., 6.7500% 7/1/18	5,251,502
1,320,000	Time Warner Cable, Inc., 8.7500% 2/14/19	1,483,904
2,709,000	Time Warner Cable, Inc., 8.2500% 4/1/19	2,993,878
8,048,000	Time Warner Cable, Inc., 7.3000% 7/1/38	8,044,933
		47,735,833
Cellular Telecommunications – 0.9%
5,670,000	Rogers Communications, Inc., 6.3750% 3/1/14	5,977,337
4,035,000	Verizon Wireless Capital LLC, 5.2500% 2/1/12 (144A)	4,178,779
4,735,000	Verizon Wireless Capital LLC, 7.3750% 11/15/13 (144A)	5,268,322
6,727,000	Verizon Wireless Capital LLC, 5.5500% 2/1/14 (144A)	7,056,811
1,955,000	Verizon Wireless Capital LLC, 8.5000% 11/15/18 (144A)	2,341,314
		24,822,563
Chemicals – Diversified – 0.1%
2,795,000	E.I. du Pont de Nemours and Co. 5.0000% 7/15/13	2,891,959
Commercial Banks – 1.4%
2,594,000	BB&T Corp., 5.2500%, 11/1/19	2,219,100
7,070,000	American Express Bank FSB, 5.5000% 4/16/13	6,647,730
5,641,000	BB&T Corp., 5.7000%, 4/30/14	5,552,448
5,641,000	BB&T Corp., 6.8500%, 4/30/19	5,494,385
6,199,000	Credit Suisse New York, 5.0000% 5/15/13**	6,121,686

See Notes to Schedules of Investments and Financial Statements.

12  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Commercial Banks – (continued)
$10,072,000	Credit Suisse New York, 5.5000% 5/1/14**	$10,097,844
		36,133,193
Commercial Services – Finance – 0.2%
6,219,000	Western Union Co., 6.5000%, 2/26/14	6,561,163
Computers – 0.2%
3,111,000	Hewlett-Packard Co., 4.2500%, 2/24/12	3,227,218
2,208,000	Hewlett-Packard Co., 4.7500%, 6/2/14	2,307,711
		5,534,929
Consumer Products – Miscellaneous – 0.2%
1,391,000	Clorox Co., 5.0000%, 3/1/13	1,425,935
2,988,000	Clorox Co., 5.9500%, 10/15/17	3,023,429
		4,449,364
Cosmetics and Toiletries – 0.2%
1,816,000	Estee Lauder Companies Inc., 7.7500% 11/1/13	1,969,821
3,579,000	Procter & Gamble Co., 4.6000% 1/15/14	3,790,111
		5,759,932
Data Processing and Management – 0.1%
2,517,000	Fiserv, Inc., 6.8000%, 11/20/17	2,396,577
Diversified Financial Services – 0.5%
5,293,000	American Express Travel Related Services Company Inc., 5.2500% 11/21/11 (144A)	4,903,663
2,997,000	General Electric Capital Corp., 4.8000% 5/1/13	2,931,051
5,999,000	General Electric Capital Corp., 5.6250% 5/1/18	5,233,743
		13,068,457
Diversified Minerals – 0.8%
3,107,000	BHP Billiton Finance U.S.A., Ltd. 5.5000%, 4/1/14	3,271,261
7,903,000	Rio Tinto Finance USA, Ltd., 8.9500% 5/1/14	8,180,300
8,344,000	Rio Tinto Finance USA, Ltd., 9.0000% 5/1/19	8,579,176
		20,030,737
Diversified Operations – 1.0%
2,453,000	Eaton Corp., 4.9000%, 5/15/13	2,427,400
1,553,000	Honeywell International, Inc., 3.8750% 2/15/14	1,565,421
1,553,000	Honeywell International, Inc., 5.0000% 2/15/19	1,574,492
6,784,000	ITT Corp., 4.9000%, 5/1/14	6,876,622
6,784,000	ITT Corp., 6.1250%, 5/1/19	6,964,855
1,752,000	Kansas City Southern Railway, 13.0000% 12/15/13	1,857,120
3,111,000	Tyco Electronics Group S.A., 6.0000% 10/1/12**	2,836,050
2,133,000	Tyco Electronics Group S.A., 5.9500% 1/15/14**	1,765,437
2,980,000	Tyco Electronics Group S.A., 7.1250% 10/1/37**	1,817,419
		27,684,816
Electric – Generation – 0.1%
$2,845,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	2,873,365
1,232,000	Edison Mission Energy, 7.0000% 5/15/17	930,160
		3,803,525
Electric – Integrated – 1.2%
5,689,000	CMS Energy Corp., 6.3000%, 2/1/12	5,455,074
4,813,000	Duke Energy Corp., 6.3000%, 2/1/14	5,075,515
2,767,000	Pacific Gas & Electric Co., 4.2000% 3/1/11	2,838,997
5,183,000	Pacific Gas & Electric Co., 8.2500% 10/15/18	6,190,524
5,772,000	Virginia Electric and Power Co. 5.1000% 11/30/12	5,944,121
2,106,000	Virginia Electric and Power Co. 5.4000% 4/30/18	2,147,423
6,003,000	West Penn Power Co., 5.9500% 12/15/17 (144A)	5,289,904
		32,941,558
Electronic Components – Semiconductors – 0.2%
6,503,000	National Semiconductor Corp., 6.1500% 6/15/12	5,856,927
Enterprise Software/Services – 0.2%
5,917,000	BMC Software, Inc., 7.2500%, 6/1/18	5,210,214
Fiduciary Banks – 0.3%
6,673,000	Northern Trust Corp., 4.6250%, 5/1/14	6,751,201
Finance – Credit Card – 0.1%
3,057,000	American Express Co., 7.0000%, 3/19/18	2,899,439
Finance – Investment Bankers/Brokers – 2.8%
8,559,000	Citigroup, Inc., 5.6250%, 8/27/12	6,601,754
4,951,000	Citigroup, Inc., 5.5000%, 2/15/17	3,413,650
3,367,000	Citigroup, Inc., 6.1250%, 5/15/18	2,829,684
2,592,000	Goldman Sachs Group, Inc., 5.4500% 11/1/12	2,593,848
5,018,000	Goldman Sachs Group, Inc., 6.0000% 5/1/14	4,998,691
2,587,000	Goldman Sachs Group, Inc., 6.2500% 9/1/17	2,446,606
4,382,000	Goldman Sachs Group, Inc., 6.1500% 4/1/18	4,133,229
5,672,000	Goldman Sachs Group, Inc., 7.5000% 2/15/19	5,820,175
14,311,000	JPMorgan Chase & Co., 6.0000% 1/15/18	13,913,625
9,394,000	JPMorgan Chase & Co., 6.3000% 4/23/19	9,244,100
2,368,000	Lazard Group LLC, 6.8500%, 6/15/17	1,901,182
2,333,000	Morgan Stanley, 6.7500%, 4/15/11	2,384,744
7,558,000	Morgan Stanley, 4.7500%, 4/1/14	6,388,845
2,830,000	Morgan Stanley, 6.0000%, 4/28/15	2,673,258
2,625,000	Morgan Stanley, 6.6250%, 4/1/18	2,498,105
		71,841,496
Finance – Other Services – 0.3%
7,782,000	CME Group, Inc., 5.7500%, 2/15/14	8,187,217
Food – Meat Products – 0.1%
3,392,000	Tyson Foods, Inc., 3.2500%, 10/15/13	3,260,560

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  13

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Food – Miscellaneous/Diversified – 0.9%
$3,786,000	Chiquita Brands International, 4.2500% 8/15/16	$2,229,008
6,029,000	Del Monte Corp., 8.6250%, 12/15/12	6,149,580
3,173,000	General Mills, Inc., 5.2500%, 8/15/13	3,315,906
1,774,000	General Mills, Inc., 5.2000%, 3/17/15	1,787,514
1,288,000	Kellogg Co., 4.2500%, 3/6/13	1,301,460
2,965,000	Kraft Foods, Inc., 6.7500%, 2/19/14	3,230,625
5,457,000	Kraft Foods, Inc., 6.1250%, 2/1/18	5,539,302
		23,553,395
Food – Retail – 1.4%
5,880,000	Delhaize Group, 5.8750%, 2/1/14**	5,960,544
1,782,000	Kroger Co., 7.5000%, 1/15/14	1,985,073
9,840,000	Kroger Co., 6.4000%, 8/15/17	10,242,368
4,324,000	Safeway, Inc., 6.2500%, 3/15/14	4,595,314
8,255,000	SUPERVALU, Inc., 7.5000%, 11/15/14	8,007,350
6,135,000	SUPERVALU, Inc., 8.0000%, 5/1/16	5,950,950
		36,741,599
Hotels and Motels – 0.3%
4,896,000	Marriott International, Inc., 4.6250% 6/15/12	4,557,167
2,249,000	Marriott International, Inc., 5.6250% 2/15/13	2,106,787
1,574,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	1,515,526
		8,179,480
Independent Power Producer – 0.3%
160,000	NRG Energy, Inc., 7.3750%, 2/1/16	154,000
5,783,000	Reliant Energy, Inc., 7.6250%, 6/15/14	5,219,158
4,046,000	Reliant Energy, Inc., 7.8750%, 6/15/17	3,611,055
		8,984,213
Machinery – Construction and Mining – 0.1%
1,455,000	Atlas Copco A.B., 5.6000% 5/22/17 (144A)§	1,380,517
Medical – Drugs – 0.4%
4,486,000	Pfizer, Inc., 4.4500%, 3/15/12	4,713,337
5,942,000	Pfizer, Inc., 5.3500%, 3/15/15	6,387,549
		11,100,886
Medical – HMO – 0.1%
2,338,000	UnitedHealth Group, Inc., 5.8000% 3/15/36	1,732,458
Medical – Hospitals – 0.6%
3,438,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	3,420,810
8,936,000	HCA, Inc., 9.2500%, 11/15/16	8,846,640
3,396,000	HCA, Inc., 8.5000%, 4/15/19 (144A)	3,417,225
		15,684,675
Medical – Wholesale Drug Distributors – 0.3%
3,351,000	McKesson Corp., 6.5000%, 2/15/14	3,534,293
2,898,000	McKesson Corp., 7.5000%, 2/15/19	3,122,244
		6,656,537
Medical Labs and Testing Services – 0.9%
$10,510,000	Roche Holdings, Inc., 4.5000% 3/1/12 (144A)	11,019,956
6,305,000	Roche Holdings, Inc., 6.0000% 3/1/19 (144A)	6,555,649
6,305,000	Roche Holdings, Inc., 7.0000% 3/1/39 (144A)	6,849,418
		24,425,023
Medical Products – 0.2%
6,008,000	Baxter International, Inc., 4.0000% 3/1/14	6,223,675
Multi-Line Insurance – 0.2%
6,519,000	MetLife, Inc., 7.7170%, 2/15/19	6,538,642
Office Automation and Equipment – 0.2%
908,000	Xerox Corp., 2.0588%, 12/18/09‡	886,224
942,000	Xerox Corp., 5.6500%, 5/15/13	847,819
3,035,000	Xerox Corp., 6.3500%, 5/15/18	2,458,350
		4,192,393
Oil – Field Services – 0.1%
3,131,000	Weatherford International, Ltd. 9.6250% 3/1/19**	3,379,057
Oil and Gas Drilling – 0.3%
3,380,000	Diamond Offshore Drilling, Inc. 5.8750%, 5/1/19	3,406,675
3,956,000	Nabors Industries, Ltd., 9.2500% 1/15/19 (144A)	3,733,787
		7,140,462
Oil Companies – Exploration and Production – 0.4%
6,753,000	Anadarko Petroleum Corp., 5.9500% 9/15/16	6,109,763
588,000	EnCana Corp., 6.5000%, 5/15/19	603,482
463,000	Forest Oil Corp., 8.0000%, 12/15/11	454,898
2,986,000	Forest Oil Corp., 8.5000% 2/15/14 (144A)	2,896,420
		10,064,563
Oil Refining and Marketing – 0%
525,000	Frontier Oil Corp., 8.5000%, 9/15/16	519,750
Paper and Related Products – 0%
279,000	Georgia-Pacific LLC, 8.2500% 5/1/16 (144A)	279,000
Pipelines – 1.1%
1,402,000	El Paso Corp., 12.0000%, 12/12/13	1,514,160
2,862,000	El Paso Corp., 8.2500%, 2/15/16	2,790,450
1,972,000	El Paso Corp., 7.0000%, 6/15/17	1,771,718
1,208,000	Kinder Morgan Energy Partners L.P. 6.0000%, 2/1/17	1,139,267
1,815,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	1,683,491
732,000	Kinder Morgan Energy Partners L.P. 6.5000%, 2/1/37	601,213
7,407,000	Kinder Morgan Energy Partners L.P. 6.9500%, 1/15/38	6,439,942
8,746,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	7,587,155
1,320,000	Plains All American Pipeline L.P. 6.5000%, 5/1/18	1,181,527
1,978,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	2,027,966

See Notes to Schedules of Investments and Financial Statements.

14  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Pipelines – (continued)
$1,815,000	TransCanada Pipelines, Ltd., 7.1250% 1/15/19	$1,990,648
		28,727,537
Reinsurance – 0.7%
12,640,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12 (144A)	12,846,424
5,709,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	5,913,622
		18,760,046
REIT – Warehouse/Industrial – 0%
876,000	ProLogis, 5.50%, 4/1/12	712,297
Retail – Apparel and Shoe – 0.1%
4,676,000	Ltd. Brands, Inc., 7.6000%, 7/15/37	3,070,874
Retail – Office Supplies – 0.1%
3,115,000	Staples, Inc., 7.7500%, 4/1/11	3,262,081
Retail – Regional Department Stores – 0.1%
3,626,000	JC Penney Co., Inc., 7.4000%, 4/1/37	2,656,360
Rubber – Tires – 0.2%
6,598,000	Goodyear Tire & Rubber Co., 6.6775% 12/1/09‡	6,507,278
Schools – 0.2%
1,871,000	Duke University, 4.2000%, 4/1/14	1,909,187
1,412,000	Leland Stanford Junior University 3.6300%, 5/1/14	1,420,656
1,412,000	Leland Stanford Junior University 4.2500%, 5/1/16	1,406,931
1,412,000	Leland Stanford Junior University 4.7500%, 5/1/19	1,409,769
		6,146,543
Special Purpose Entity – 0.2%
2,180,000	Petroplus Finance, Ltd., 6.7500% 5/1/14 (144A)	1,798,500
4,247,000	Petroplus Finance, Ltd., 7.0000% 5/1/17 (144A)	3,418,835
		5,217,335
Steel – Producers – 0.6%
4,051,000	ArcelorMittal, 5.37500%, 6/1/13**	3,646,832
4,171,000	ArcelorMittal, 6.1250%, 6/1/18**	3,361,234
6,206,000	Reliance Steel & Aluminum Co. 6.2000%, 11/15/16	4,782,951
5,648,000	Steel Dynamics, Inc. (144A), 8.2500% 4/15/16	4,461,920
		16,252,937
Super-Regional Banks – 0.5%
3,420,000	Bank of America Corp., 5.6500%, 5/1/18	2,784,119
3,650,000	National City Corp., 6.8750%, 5/15/19	3,118,155
2,592,000	Wachovia Corp., 5.7500%, 2/1/18	2,371,760
4,072,000	Wells Fargo & Co., 5.6250%, 12/11/17	3,796,391
		12,070,425
Telephone – Integrated – 0.3%
1,763,000	AT&T, Inc., 5.5000%, 2/1/18	1,759,932
5,313,000	AT&T, Inc., 5.6000%, 5/15/18	5,341,297
		7,101,229
Transportation – Railroad – 0.3%
$3,047,000	Burlington Northern Santa Fe 5.7500%, 3/15/18	3,032,142
1,910,000	Canadian National Railways Co. 4.2500% 8/1/09	1,909,756
2,237,294	CSX Corp., 8.3750%, 10/15/14	2,314,302
		7,256,200
Transportation – Services – 0.1%
1,941,000	United Parcel Service, Inc., 3.8750% 4/1/14	2,000,872
Wireless Equipment – 0.2%
2,828,000	Nokia OYJ, 0%, 5/15/19**	2,801,841
1,977,000	Nokia OYJ, 0%, 5/15/39**	1,966,996
		4,768,837

Total Corporate Bonds (cost $703,101,961)		713,536,176

Mortgage Backed Securities – 12.3%
	Fannie Mae:
$1,700,571	4.5000%, 2/1/23	1,749,367
921,318	4.5000%, 4/1/23	947,754
1,003,995	4.5000%, 4/1/23	1,032,803
1,653,000	4.5000%, 4/1/23	1,700,431
12,467,999	4.5000%, 4/1/23	12,823,580
626,007	4.5000%, 5/1/23	643,969
734,792	4.5000%, 5/1/23	755,876
775,477	4.5000%, 5/1/23	797,728
3,800,999	4.5000%, 5/1/23	3,910,064
1,821,621	4.5000%, 6/1/23	1,873,890
2,762,000	4.5000%, 6/1/23	2,841,252
1,205,116	4.5000%, 9/1/23	1,239,695
2,336,945	4.5000%, 12/1/23	2,404,000
11,636,822	4.0000%, 3/1/24	11,807,965
1,016,894	4.5000%, 3/1/24	1,045,970
17,971,022	4.5000%, 3/1/24	18,484,881
1,216,348	4.5000%, 3/1/24	1,251,250
11,036,382	4.5000%, 3/1/24	11,353,057
7,940,277	4.5000%, 3/1/24	8,168,113
2,480,480	4.5000%, 3/1/24	2,551,655
9,766,531	4.0000%, 4/1/24	9,910,168
9,615,094	4.0000%, 4/1/24	9,757,465
4,899,375	4.0000%, 4/1/24	4,971,430
7,352,000	4.0000%, 5/15/24Ç	7,448,495
7,504,288	5.4240%, 1/1/38‡	7,783,977
34,610,000	5.0000%, 4/1/38	35,633,487
10,046,602	4.7920%, 5/1/38‡	10,365,779
12,468,000	4.5000%, 1/1/39	12,701,947
2,425,615	4.5000%, 1/1/39	2,470,886
17,336,260	4.5000%, 1/1/39	17,661,554
5,569,735	4.5000%, 2/1/39	5,673,687
9,923,827	4.5000%, 2/1/39	10,109,043
31,046,100	4.5000%, 3/1/39	31,625,538
2,463,759	4.5000%, 3/1/39	2,509,989
9,564,077	4.0000%, 4/1/39	9,543,801
53,124,000	4.0000%, 5/15/39Ç	53,148,904
5,365,000	4.5000%, 5/15/39Ç	5,458,888
		324,158,338
	Freddie Mac:
1,256,112	5.7410%, 9/1/37‡	1,266,366

Total Mortgage Backed Securities (cost $323,956,834)		325,424,704

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  15

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Preferred Stock – 0.3%
Food – Miscellaneous/Diversified – 0.1%
16	H.J. Heinz Finance Co., 8.0000% (144A)	$1,435,000
Metal – Copper – 0.2%
96,900	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500%	6,516,525

Total Preferred Stock (cost $6,577,890)		7,951,525

U.S. Government Agencies – 2.2%
	Fannie Mae:
$880,000	6.3800%, 6/15/09	886,624
18,932,000	2.8800%, 10/12/10	19,468,249
15,859,000	3.6300%, 8/15/11	16,640,817
		36,996,690
	Freddie Mac:
1,884,000	2.8750%, 11/23/10	1,934,529
18,435,000	3.8750%, 6/29/11	19,408,847
		21,343,376

Total U.S. Government Agencies (cost $56,753,411)		58,339,066

U.S. Treasury Notes/Bonds – 12.9%
14,784,000	4.6300%, 11/15/09	15,122,421
60,252,000	0.8750%, 1/31/11**	60,301,407
4,647,000	0.8750%, 2/28/11	4,647,558
3,200,000	0.8750%, 3/31/11	3,200,000
68,533,000	1.3750%, 2/15/12	68,720,368
4,948,471	0.6250%, 4/15/13ÇÇ	4,861,873
60,278,000	2.7500%, 10/31/13**	62,576,098
20,164,000	1.7500%, 1/31/14	19,975,063
67,993,000	1.8750%, 2/28/14	67,647,595
849,000	1.7500%, 3/31/14	839,449
1,268,186	1.3750%, 7/15/18ÇÇ	1,236,482
22,793,923	2.1250%, 1/15/19ÇÇ	23,791,157
6,155,258	2.5000%, 1/15/29ÇÇ	6,264,896
1,411,000	4.5000%, 5/15/38	1,518,369

Total U.S. Treasury Notes/Bonds (cost $339,347,909)		340,702,736

Money Market – 3.4%
90,849,046	Janus Cash Liquidity Fund LLC, 0% (cost $90,849,047)	90,849,047

Total Investments (total cost $2,735,140,700) – 102.8%		2,723,236,574

Liabilities, net of Cash, Receivables and Other Assets – (2.8)%		(74,033,393)

Net Assets – 100%		$2,649,203,181

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$26,128,655	0.9%
Belgium	61,994,818	2.3%
Bermuda	36,525,694	1.3%
Brazil	11,476,867	0.4%
Canada	119,869,827	4.4%
Cayman Islands	5,144,699	0.2%
China	2,901,878	0.1%
Hong Kong	7,187,208	0.3%
Japan	19,323,713	0.7%
Luxembourg	13,426,971	0.5%
Sweden	1,380,517	0.1%
Switzerland	176,373,106	6.5%
United Kingdom	50,819,453	1.9%
United States††	2,190,719,048	80.4%

Total	$2,723,236,574	100.0%

††	Includes Short-Term Securities (77.1% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 5/14/09	11,055,000	$16,348,955	$(88,642)
British Pound 6/18/09	5,625,000	8,318,494	(90,525)
Euro 5/14/09	11,300,000	14,948,145	295,655
Euro 6/18/09	3,900,000	5,158,210	(105,487)
Euro 6/25/09	6,100,000	8,067,635	(122,385)
Japanese Yen 5/14/09	165,000,000	1,673,668	6,063
Japanese Yen 6/18/09	345,000,000	3,501,599	17,589
Swiss Franc 6/18/09	39,600,000	34,732,684	(693,057)

Total		$92,749,390	$(780,789)

See Notes to Schedules of Investments and Financial Statements.

16  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Janus Contrarian Fund (unaudited)	Ticker: JSVAX

Fund Snapshot
This Fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker
portfolio manager

Performance Overview

Thank you for your continued investment in Janus Contrarian Fund during this very difficult environment. During the period ended April 30, 2009, the Fund returned a negative 6.30%, modestly outperforming the negative 8.53% return realized by the Fund’s primary benchmark, the S&P 500® Index.

Economic Environment

In my previous communication I outlined what I believed to be some of the primary factors that led to the collapse of the global debt and equity markets. Since that time, markets rebounded sharply, collapsed again (reaching 666 intraday on March 9), and then took off on one of the most powerful rebounds in history – the S&P 500® Index moved 31% from that low through April 30.

Now, the two big questions – which have been asked and answered in different ways by cable news pundits and their prognosticator guests – are, “was that the low?” and “is this sustainable, or simply a bear market rally?” My short answer is I do not know. The complexity of markets is such that trying to explain movements in real time is usually a fruitless activity (though it does boost ratings for cable financial shows). It is generally only in hindsight that one knows when the end occurred, and more often than not, very few predicted it accurately.

That said, I believe there is some reason for optimism. Our research team and I have spoken with a number of companies from a wide range of industries since the Lehman Brothers bankruptcy on September 15, 2008, and it has increasingly become clear to me that following that financial crisis, spending in all areas of the economy literally came to a halt, and remained that way through March of 2009. Not only were consumers not spending, business activity decreased significantly due to a lack of credit available to operate on a daily basis. To a large degree global commerce simply stopped, evidence of which could be seen from collapsing exports out of Asia late last year. While there has been scant evidence that spending is roaring back, I believe that the spending behavior exhibited during that six-month period was likely as unsustainably low as the preceding couple of years was unsustainably high. Furthermore, while credit has not returned to pre-crisis levels, it has improved dramatically. The combination of modestly better spending and a gradually improving credit market (supplemented by a massive global stimulus package) has resulted in an improved appetite for risk, a precondition for any improvement in global equity markets.

When the market hit its March low, I believed the valuation of many individual stocks had become extraordinarily attractive and reflective of expectations for an exceedingly negative global economic environment. While I believe this economic recovery will prove more challenging than most due primarily to the deflationary effects of household and corporate debt reduction, I nonetheless believe it is incorrect and damaging to argue that this downturn is comparable to the Great Depression of the 30’s, as many a pundit has argued in the press. To compare a period that saw almost 1 in 3 people unemployed at its peak to that of today when fewer than 1 in 10 is unemployed (this number is likely to worsen in the coming months, though likely not materially), is quite simply, a stretch. I also do not consider 1973-1974 or 1982 as reasonable comparisons. Price-to-earnings (P/E) multiples are inversely correlated with interest rates and the single digit P/E multiples at the market bottoms in those periods were both environments of rising inflation and high and rising interest rates, an environment that is very different than today (though a significant increase in inflation as a result of the U.S. Government stimulus is a real concern, but not in my view for quite a while). This is not to say that I believe the market is out of the woods by any stretch. It is only to suggest that I disagree with the rationale of the most dire forecasters who argue for some sort of cathartic collapse in the market to a single digit P/E on mid $50 S&P earnings (which would suggest another 50% decline in the U.S. market). I do not know if we have hit the bottom but if we haven’t, I believe we are close. More importantly, irrespective of where we stand, tremendous opportunities are presenting themselves, many of which we capitalized on during the period.

I am often asked what is the most difficult environment for contrarian investing. My answer is when fear outweighs a rational consideration for valuation. Interestingly, however, it is that very environment that then creates the best conditions for contrarian investing. Simply put, fear often drives valuations to very attractive levels, the very levels that a contrarian can capitalize on. Unfortunately, if one owns some of those positions prior to the panic, the downside can be severe, often greater than the market as a whole.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  17

Janus Contrarian Fund (unaudited)

Contributors to Relative Performance

The panic that occurred in September 2008 was precipitated by a freezing of the global credit markets. As it was not clear when and if the credit markets would normalize, many investors simply sold companies with upcoming debt maturities, even if the cash flow was more than supportive of the debt. This happened to companies in many industries, and one of the hardest hit was real estate investment trusts (REITs), an area that Janus Contrarian Fund had significant exposure. Having to depend on well functioning debt markets is obviously very difficult when those markets disappear. However, I don’t believe that simply because there is an aversion to risk today there will be an aversion to risk forever. In the financial crisis, many outstanding companies with debt levels that were too high for the crisis that ensued, saw their equity values marked down to levels that simply made no sense to me. It became an environment where valuation was ignored for fear of bankruptcy. To be fair, this fear was not completely irrational. Who could watch Bear Stearns, AIG, Lehman Brothers, and other companies go to zero as quickly as they did without wondering if those companies can go to zero, why can’t any leveraged company? From my perspective, many fine companies’ stocks were declining for reasons not tied to true risk of bankruptcy, but instead because of panic and aversion to risk. When emotion trumps logic, opportunities emerge. Wynn Resorts is an example. Investors began selling Las Vegas casino stocks aggressively in February and March of 2009. While a few of the companies have legitimate balance sheet risks, Wynn is not one of them. With the stock trading at a fraction of our calculated intrinsic value, I bought aggressively. It is not often that one can purchase such a high quality asset at a severely depressed valuation. Wynn was among the top contributors.

Detractors from Relative Performance

In addition to REITs, the Fund suffered large losses in a few of the natural gas exploration and production (E&P) companies held in the Fund, such as Forest Oil. When the economy came to a halt, so too did industrial production, one of the most important end-markets for natural gas. The ensuing decline in natural gas was precipitous, declining from $7.94/mcfe in late August (which was down from an inflated $13.35/mcfe at the end of June 2008) to as low as $3.37 on April 30, 2009. The damage to the stocks of the E&P industry was equally as severe, particularly for highly leveraged E&Ps like Forest Oil. Despite the decline in natural gas, I was a buyer of more Forest Oil, as well as other oil and natural gas companies whose stocks had been marked down to levels that, in our view, reflected a very negative environment for oil and gas for years to come. It is important to remember that a company’s valuation is a function not of next year’s earnings but the next 30+ year’s earnings. In fact, 1 or 2 bad years of earnings have almost no impact on the intrinsic value of a business. When a stock gets marked down by more than half due to a cyclical downturn in earnings, great opportunities are often created. While Forest was an existing position whose performance had a significantly negative impact on the portfolio, the weakness did present the opportunity to buy more.

Portfolio Positioning

In addition to the aforementioned Wynn Resorts, the panic also provided the opportunity to build new positions in a number of companies in a wide range of industries. New positions were established in oil and natural gas companies Ultra Petroleum and Denbury Resources; Apple, Inc., a company that I had sold a few years ago and was able to buy back at a more compelling valuation; and Autoliv, the leading airbag supplier to automobiles. Denbury and Apple were among the Fund’s top contributors during the period. As difficult as the period was, it nonetheless provided the opportunity to buy well managed companies that previously carried less attractive valuations.

Hedging

I continued to implement various hedging strategies using stock index call and put options in an attempt to protect against falling market values. In early March 2009, I sold substantially all of the index put options that were put on in January 2009. In addition, I often sell covered calls in order to generate income and/or scale out of positions held long, and sell put options in order to generate income and buy a position at a lower price. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

There are many problems in the global economy, and the U.S. economy in particular. Aggregate personal leverage remains historically high and I expect there will be a period of continued pressure to reduce leverage and fix personal financial statements. I also believe that the impact of the last six months will have a long lasting behavioral impact on spending and perhaps investing as well. The U.S. consumer represented approximately 70% of GDP in this country in recent years, whereas in Europe and Asia it has been closer to 50-55%. The swift and severe collapse in household wealth that resulted from the housing crisis and the stock market crash may rein in

18  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

what many viewed as excessive spending by the American consumer in recent years. While I believe that such a change would be a welcome behavioral shift, it will nonetheless have a very negative impact on U.S. economic growth. However, in my view, such a shift, if executed orderly, would not necessarily create a crisis and cause a depression-like environment. It would simply mean that the economic recovery will prove slow and uneven. In this situation, one would expect that, as a whole, market returns will likely be tempered. However, even in that environment, there will still be excellent return opportunities, as new companies are formed and existing companies adapt. I am frankly excited about the opportunities that are presenting themselves currently as well as many I expect to emerge in the coming years. Rest assured that our outstanding team of analysts and I will continue to look globally to identify and invest in those opportunities.

Thank you again for your continued investment.

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Liberty Media Corp. – Entertainment – Class A	2.19%
Anheuser-Busch InBev N.V.	1.03%
Apple, Inc.	0.87%
Denbury Resources, Inc.	0.82%
NTPC, Ltd.	0.72%

5 Bottom Performers – Holdings

Contribution

SLM Corp.	-1.61%
St. Joe Co.	-1.49%
Forest Oil Corp.	-1.32%
NRG Energy, Inc.	-1.08%
UAL Corp.	-0.94%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	2.31%	17.09%	8.42%
Consumer Staples	1.28%	5.19%	12.94%
Information Technology	1.19%	2.34%	16.60%
Utilities	0.61%	13.10%	4.27%
Other**	0.01%	0.01%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-5.12%	28.68%	11.74%
Energy	-2.01%	16.45%	13.58%
Industrials	-1.80%	6.64%	10.51%
Materials	-0.86%	6.04%	3.11%
Health Care	-0.73%	4.49%	15.02%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

*	*Not a GICS classified sector.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  19

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

St. Joe Co. Real Estate Operating/Development	6.7%
Liberty Media Corp. – Entertainment – Class A Multimedia	6.4%
Plum Creek Timber Company, Inc. Forestry	5.9%
Anheuser-Busch InBev N.V. Brewery	5.2%
Kinder Morgan Management LLC Pipelines	4.6%

28.8%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 13.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

20  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009					Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Contrarian Fund	–6.30%	–45.12%	1.96%	2.51%	1.01%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–3.06%

Morgan Stanley Capital International All Country World IndexSM	–3.34%	–39.74%	–0.19%	–2.20%

Lipper Quartile	–	4th	1st	1st

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	736/756	21/460	38/213

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

See important disclosures on the next page.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  21

Janus Contrarian Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

The Fund held approximately 10.0% of its assets in Indian securities as of April 30, 2009, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 29, 2000

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$937.00	$4.56

Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

†	Expenses are equal to the annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amount		Value

Common Stock – 95.2%
Aerospace and Defense – 3.9%
1,256,980	Northrop Grumman Corp.	$60,774,983
4,913,420	Spirit Aerosystems Holdings, Inc.*	62,646,105
		123,421,088
Airlines – 0.7%
4,629,760	UAL Corp.*	22,778,419
Automotive – Truck Parts and Equipment – Original – 1.0%
1,250,155	Autoliv, Inc.	30,841,324
Brewery – 5.2%
5,465,914	Anheuser-Busch InBev N.V.**	166,804,883
4,586,800	Anheuser-Busch InBev N.V. – VVPR Strips*	12,136
		166,817,019
Broadcast Services and Programming – 2.5%
2,815,018	Liberty Global, Inc. – Class A*	46,419,647
2,044,102	Liberty Global, Inc. – Class C*	33,441,509
		79,861,156
Building Products – Cement and Aggregate – 0.7%
4,366,422	Ambuja Cements, Ltd.	7,121,718
2,019,723	Cemex S.A.B. de C.V. (ADR)*	15,107,528
		22,229,246
Casino Hotels – 0.9%
734,785	Wynn Resorts, Ltd.*	28,825,616
Commercial Banks – 3.0%
5,032,762	ICICI Bank, Ltd.	48,446,527
2,352,584	ICICI Bank, Ltd. (ADR)	48,533,808
		96,980,335
Computers – 2.0%
506,950	Apple, Inc.*,**	63,789,519
Containers – Metal and Glass – 3.9%
5,118,585	Owens-Illinois, Inc.*,£	124,842,288
Electric – Generation – 2.3%
19,029,974	NTPC, Ltd.	72,437,195
Electric – Integrated – 2.2%
33,957,500	Tenaga Nasional Berhad	69,817,469
Electric – Transmission – 2.1%
36,831,725	Power Grid Corp. of India, Ltd.	68,393,350
Energy – Alternate Sources – 1.1%
2,580,510	Covanta Holding Corp.*	36,410,996
Engineering – Research and Development Services – 1.2%
2,227,926	Larsen & Toubro, Ltd.	39,292,924
Finance – Consumer Loans – 0.4%
2,684,210	SLM Corp.*	12,964,734
Financial Guarantee Insurance – 0.5%
1,574,680	Assured Guaranty, Ltd.	15,211,409
Forestry – 5.9%
5,477,515	Plum Creek Timber Co., Inc.**	189,083,818
Independent Power Producer – 0.8%
1,472,290	NRG Energy, Inc.*	26,471,774
Investment Companies – 0.3%
8,062,523	Australian Infrastructure Fund**	8,828,699
Medical – Biomedical and Genetic – 1.0%
650,202	Amgen, Inc.*	31,515,291
Medical – Drugs – 1.7%
1,127,510	Novo Nordisk A/S (ADR)	53,568,000
Metal Processors and Fabricators – 0.5%
6,711,673	Bharat Forge, Ltd.	16,883,878
Multi-Line Insurance – 0.7%
482,085	ACE, Ltd. (U.S. Shares)	22,330,177
Multimedia – 6.4%
8,355,574	Liberty Media Corp. – Entertainment – Class A*,**	203,458,227
Oil Companies – Exploration and Production – 12.6%
776,920	Canadian Natural Resources, Ltd. (U.S. Shares)	35,823,781
8,660,695	Denbury Resources, Inc.*,**	140,996,114
5,751,140	Forest Oil Corp.*,£	92,018,240
23,600	OGX Petroleo e Gas Participacoes S.A.*	9,933,205
4,748,336	SandRidge Energy, Inc.*	38,746,422
1,981,795	Ultra Petroleum Corp. (U.S. Shares)*	84,820,826
		402,338,588
Oil Companies – Integrated – 1.5%
871,655	Hess Corp.	47,757,977
Paper and Related Products – 0.1%
11,915,828	Ballarpur Industries, Ltd.£	3,767,238
Pipelines – 5.7%
1,115,156	Enbridge, Inc.	34,445,514
3,584,689	Kinder Morgan Management LLC*	146,398,699
		180,844,213
Real Estate Management/Services – 3.4%
7,783,520	CB Richard Ellis Group, Inc. – Class A*	58,376,400
3,751,000	Mitsubishi Estate Co., Ltd.	48,950,587
		107,326,987
Real Estate Operating/Development – 8.6%
33,001,500	CapitaLand, Ltd.**	60,786,301
8,649,012	St. Joe Co.*,**,£	215,187,418
		275,973,719
REIT – Diversified – 2.1%
1,366,385	Vornado Realty Trust	66,802,563
REIT – Mortgage – 0.1%
2,057,783	Gramercy Capital Corp.	4,444,811
REIT – Warehouse/Industrial – 2.3%
8,151,587	ProLogis	74,260,958
Resorts and Theme Parks – 2.6%
2,887,055	Vail Resorts, Inc.*,£	84,302,006
Retail – Major Department Stores – 0.5%
3,593,672	Pantaloon Retail India, Ltd.	14,083,484
371,411	Pantaloon Retail India, Ltd. – Class B	894,347
		14,977,831
Soap and Cleaning Preparations – 0.7%
571,544	Reckitt Benckiser Group PLC**	22,501,564
Telecommunication Equipment – Fiber Optics – 2.0%
4,450,160	Corning, Inc.	65,061,339
Toys – 0.4%
44,600	Nintendo Co., Ltd.	11,934,778

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  23

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amount		Value

Transportation – Marine – 1.7%
3,761,905	Teekay Corp. (U.S. Shares)£	$54,321,908

Total Common Stock (cost $3,865,764,474)		3,043,670,431

Corporate Bonds – 1.5%
REIT – Diversified – 0.8%
$29,844,000	Vornado Realty Trust, 2.8500%, 4/1/27	25,180,875
REIT – Warehouse/Industrial – 0.7%
29,541,000	ProLogis, 2.2500%, 4/1/37	21,084,889

Total Corporate Bonds (cost $34,275,872)		46,265,764

Purchased Options – Calls – 0.2%
33,689	Continental Airlines, Inc. expires June 2009 exercise price $1.00	3,099,388
30,199	UAL Corp. expires June 2009 exercise price $5.00	2,868,905
13,125	UAL Corp. expires June 2009 exercise price $7.50	433,125
8,750	UAL Corp. expires June 2009 exercise price $7.50	262,500

Total Purchased Options – Calls (premiums received $15,239,194)		6,663,918

Purchased Options – Puts – 0.1%
39,603	iShares MSCI Emerging Markets Index Fund (ETF) expires May 2009 exercise price $25.00	660,974
4,861	S&P 500®Index expires May 2009 exercise price $775.00	1,361,080

Total Purchased Options – Puts (premiums received $8,345,249)		2,022,054

Money Market – 3.4%
109,897,866	Janus Cash Liquidity Fund LLC, 0% (cost $109,897,866)	109,897,866

Total Investments (total cost $4,033,522,655) – 100.4%		3,208,520,033

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(11,330,292)

Net Assets – 100%		$3,197,189,741

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$8,828,699	0.3%
Belgium	166,817,019	5.2%
Bermuda	15,211,409	0.5%
Brazil	9,933,205	0.3%
Canada	155,090,122	4.8%
Denmark	53,568,000	1.7%
India	319,854,468	10.0%
Japan	60,885,364	1.9%
Malaysia	69,817,469	2.2%
Marshall Islands	54,321,908	1.7%
Mexico	15,107,528	0.5%
Singapore	60,786,301	1.9%
Switzerland	22,330,177	0.7%
United Kingdom	22,501,564	0.7%
United States††	2,173,466,800	67.6%

Total	$3,208,520,033	100.0%

††	Includes Short-Term Securities (64.3% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

Australian Dollar 6/25/09	10,840,000	$7,844,997	$(145,345)
British Pound 6/18/09	13,720,000	20,289,731	(220,801)
Singapore Dollar 5/14/09	18,100,000	12,232,209	(266,849)
Singapore Dollar 6/18/09	15,500,000	10,475,345	(192,057)
Singapore Dollar 6/25/09	42,600,000	28,790,586	(317,505)

Total		$79,632,868	$(1,142,557)

Schedule of Written Options – Calls	Value

American Express Co. expires May 2009 9,915 contracts exercise price $15.00	$(10,143,045)
Apple, Inc. expires May 2009 1,267 contracts exercise price $120.00	(909,706)
InBev N.V. expires June 2009 27,329 contracts exercise price EUR 23.00	(7,021,332)
iShares MSCI Emerging Markets Index expires May 2009 39,603 contracts exercise price $30.00	(1,721,938)

Total Written Options – Calls
(Premiums received $8,828,123)	$(19,796,021)

Schedule of Written Options – Puts
Continental Airlines, Inc. expires May 2009 22,259 contracts exercise price $10.00	$(1,558,130)
Forest Oil Corp. expires May 2009 13,353 contracts exercise price $15.00	(640,944)

See Notes to Schedules of Investments and Financial Statements.

24  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Value

Hess Corp. expires May 2009 5,290 contracts exercise price $55.00	(1,259,020)
Novo Nordisk A/S expires May 2009 6,698 contracts exercise price DKK 240.00	(168,970)
Novo Nordisk A/S expires May 2009 6,430 contracts exercise price DKK 250.00	(298,145)
Ultra Petroleum Corp. expires May 2009 6,359 contracts exercise price $38.00	(228,924)
Ultra Petroleum Corp. expires May 2009 5,564 contracts exercise price $40.00	(370,062)

Total Written Options – Puts
(Premiums received $11,509,855)	$(4,524,195)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  25

Janus Research Core Fund (unaudited)	Ticker: JAEIX

Fund Snapshot
This conservative growth Fund relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

For the six-month period ended April 30, 2009, Janus Research Core Fund returned -4.58%. The Fund outperformed its primary benchmark, the S&P 500® Index, which returned -8.53%, but underperformed its secondary benchmark, the Russell 1000® Growth Index, which returned -1.52%.

Economic Overview

The first quarter ended with a market rally after two difficult months. We think the market also reflected a slightly more rational atmosphere, where investors began to distinguish between high quality, enduring business models and those that will likely struggle in the global recession. Such an environment was a welcome change from the turmoil and intense volatility in the second half of 2008. We believe a long-term fundamental approach should do better when investors distinguish between quality companies. Our focus is on companies that we think have long-term competitive advantages and reasonable growth prospects, but trade at attractive valuations.

We remained disciplined during the market turmoil of the past six months. We did not stray from our core belief that the market ultimately will reward companies with superior business models, quality managements and value-additive returns on invested capital. Our ability to buy these companies at attractive valuations added to our long-term confidence.

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected (but still weak) economic reports added fuel to the rally. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small caps, but mid-caps performed relatively the best. Growth-oriented indices outpaced value indices. In commodities, natural gas, oil and agricultural commodities posted negative returns, while precious metals generated strong gains led by platinum, silver and gold.

Investment Process

We employ an unconstrained fundamental bottom-up research approach that we believe provides the best opportunity for generating Fund’s outperformance over the long term. We foster an entrepreneurial culture that encourages our analysts to “go anywhere” to find the most compelling investment ideas and marry that with a disciplined approach to valuation. We strive to remain sector neutral in this approach as well. With this in mind, the Fund’s outperformance during the period relative to the S&P 500® Index was driven by our holdings within industrials, technology and financials. As a group, poor relative performance among our healthcare selections weighed on comparable returns.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Stocks That Aided Relative Performance

New position in the portfolio Tyco Electronics, Ltd. was strong for most of the period, benefiting the most after pre-announcing better-than-expected earnings results and the sale of its struggling wireless systems business, which we think reduces the risk that Tyco could break its covenant on

26  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

a key revolving credit line. While we view these developments as positive over the short term, long term we think it is a leader in the fragmented connector business that has historically generated strong free cash flows and were still attracted to its valuation at period end.

KLA-Tencor, a manufacturer of semiconductor equipment, rebounded off of period lows to finish the six months ended April 30, 2009 on a strong note. The company benefited from overall strength within semiconductor stocks. In particular, KLA itself reported better-than-expected revenues and new orders during its most recent quarterly filing. In general, we saw some positive data on semiconductor companies due to increased demand from wireless companies, generally a large customer of semiconductor companies. While we think the company is well positioned long term, we somewhat share the company’s cautious near-term outlook as it remained unclear how broad based or persistent the industry recovery could be.

Global brewer Anheuser-Busch InBev, a result of Belgium-based InBev’s acquisition of American brewer Anheuser-Busch, was the third largest individual contributor during the period. The stock struggled for much of 2008 amid concerns over the combined company’s ability to service its debt. We were attracted to the company’s pricing power given its lineup of strong brands and believed the company would be able to service its debt. The stock price rebounded off of its November lows and continued to trend higher through April as Anheuser-Busch InBev continued to make good progress in our opinion towards selling off assets and paying down acquisition-related debt.

Investments That Detracted from Relative Performance

Despite rebounding late in the period, Microsoft Corp. finished lower, hurt in January by a disappointing earnings report. The company’s results for its March quarter were relatively in line with overall expectations and provided some fuel for continued strength at period end as investors became more optimistic about the economy. While the software giant was relatively inexpensive at period end given its roughly 10% free cash flow yield, we exited our position in the company due to our view that it is not likely to be a relative outperformer over the long-term. We felt there were better risk/reward opportunities elsewhere.

JPMorgan Chase was impacted by general negative investor sentiment towards the financials sector during much of the period before rebounding in March and April. While we recognize near-term earnings could be pressured from rising consumer and commercial real estate losses and weak capital markets, we believe the company has been reasonably proactive in facing those challenges and building capital and reserves to offset potential credit losses. Conversely, JP Morgan has been growing its earnings power by taking market share and making value accretive acquisitions in our opinion.

Anglo Irish Bank declined during the period amid a slew of negative news that included fraud and nationalization of the institution by the Irish government. While we were aware that the company was exposed to weak real estate sectors in Ireland and the U.K., we felt its tight credit underwriting standards would differentiate it from other Irish and U.K. banks. We wrote down the value of our holdings in Anglo Irish to 0 in the Fund’s NAV. Although the bank’s equity may still have value, we believe it will be difficult for the Irish government to fairly compensate shareholders in a politically-charged environment where Anglo’s management deceived the public.

Outlook

As the half-year ended, the rate of decline in the U.S. and global economies was slowing and we were seeing some improvement in the credit markets. Economic reports in recent months have shown mixed data, an improvement from the stream of negative reports in late 2008. While encouraging, we do not anticipate robust economic growth for several years. With companies and individuals reducing debt levels and with increased government intervention in the economy, we see a muted rather than sharp economic recovery. We believe that a slower growth environment will increase the importance of stock picking over sector allocation in finding companies that may be well suited to gain share and profits in a slow-growth environment. We believe that the Janus bottom-up research driven process will help lead us to these opportunities.

The Fund remained sector-neutral and we expect stock selection to be a key driver of returns going forward. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on investment risk management, we remain committed to delivering strong long-term results for our clients. (Risk management includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control risk.)

Thank you for your investment in Janus Research Core Fund.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  27

Janus Research Core Fund (unaudited)

Janus Research Core Fund At A Glance

5 Top Performers – Holdings

Contribution

Tyco Electronics, Ltd.	0.58%
KLA-Tencor Corp.	0.57%
Anheuser-Busch InBev N.V.	0.51%
Goldman Sachs Group, Inc.	0.47%
Petroleo Brasileiro S.A. (ADR)	0.42%

5 Bottom Performers – Holdings

Contribution

Microsoft Corp.	-0.88%
JPMorgan Chase & Co.	-0.68%
Anglo Irish Bank Corporation PLC	-0.66%
Devon Energy Corp.	-0.60%
CapitalSource, Inc.	-0.57%

3 Top Performers – Sectors*,†

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Technology	1.84%	14.73%	14.75%
Communications	1.07%	8.19%	8.21%
Industrials	0.46%	14.76%	14.33%

4 Bottom Performers – Sectors*,†

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-2.92	11.76%	12.02%
Energy	-1.60	17.58%	17.85%
Healthcare	-1.59	15.85%	15.92%
Consumer	-0.83	17.13%	16.93%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
†	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

28  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

JPMorgan Chase & Co. Finance – Investment Bankers/Brokers	4.4%
Cisco Systems, Inc. Networking Products	3.6%
CVS Caremark Corp. Retail – Drug Store	3.3%
Hess Corp. Oil Companies – Integrated	3.3%
QUALCOMM, Inc. Wireless Equipment	3.2%

17.8%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 2.9% of total net assets.

Top Country Allocations– Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus Core, Risk-Managed and Value Funds  April 30, 2009  29

Janus Research Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Core Fund	–4.58%	–38.16%	–1.22%	–0.81%	6.63%	0.91%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–2.48%	3.85%

Russell 1000® Growth Index	–1.52%	–31.57%	–2.39%	–4.40%	2.37%

Lipper Quartile	–	4th	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	802/914	136/650	90/360	8/212

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited, to exchange traded-funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

30  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 1996 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of February 27, 2009 Janus Fundamental Equity Fund changed names and is now Janus Research Core Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 28, 1996

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$954.20	$4.80

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

†	Expenses are equal to the annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  31

Janus Research Core Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 99.8%
Advertising Sales – 1.6%
438,478	Lamar Advertising Co. – Class A*	$7,410,278
Aerospace and Defense – 1.6%
157,015	Northrop Grumman Corp.	7,591,675
Aerospace and Defense – Equipment – 1.9%
186,200	United Technologies Corp.	9,094,008
Agricultural Chemicals – 0.6%
31,240	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2,701,948
Athletic Footwear – 1.1%
99,875	NIKE, Inc. – Class B	5,240,441
Beverages – Non-Alcoholic – 1.3%
121,160	PepsiCo, Inc.	6,028,922
Brewery – 2.5%
378,556	Anheuser-Busch InBev N.V.**	11,552,503
183,888	Anheuser-Busch InBev N.V. – VVPR Strips*,**	487
		11,552,990
Building – Residential and Commercial – 1.4%
12,885	NVR, Inc.*	6,511,692
Cable Television – 1.1%
697,067	British Sky Broadcasting Group PLC**	4,962,784
Cellular Telecommunications – 0.6%
1,636,944	Vodafone Group PLC**	3,005,837
Chemicals – Diversified – 0.4%
41,193	Bayer A.G.**	2,039,952
Commercial Banks – 0.7%
164,030	ICICI Bank, Ltd. (ADR)	3,383,939
Computers – 1.5%
56,592	Apple, Inc.*	7,120,971
Consumer Products – Miscellaneous – 2.0%
192,410	Kimberly-Clark Corp.	9,455,027
Containers – Metal and Glass – 0.7%
137,005	Owens-Illinois, Inc.*	3,341,552
Cosmetics and Toiletries – 1.8%
142,090	Colgate-Palmolive Co.	8,383,310
Diversified Minerals – 0.5%
150,055	Cia Vale do Rio Doce (ADR)	2,477,408
Diversified Operations – 3.5%
72,420	Danaher Corp.	4,232,225
372,090	Illinois Tool Works, Inc.	12,204,552
		16,436,777
E-Commerce/Services – 0.5%
137,550	eBay, Inc.*	2,265,449
Electric – Generation – 2.5%
1,665,630	AES Corp.*	11,776,004
Electronic Components – Miscellaneous – 1.2%
337,625	Tyco Electronics, Ltd.	5,888,180
Engineering – Research and Development Services – 0.9%
301,142	ABB, Ltd.**	4,256,469
Enterprise Software/Services – 2.3%
571,370	Oracle Corp.	11,050,296
Finance – Investment Bankers/Brokers – 6.5%
61,150	Goldman Sachs Group, Inc.	7,857,775
630,645	JPMorgan Chase & Co.	20,811,285
71,965	Morgan Stanley	1,701,253
		30,370,313
Finance – Other Services – 0.7%
14,895	CME Group, Inc.	3,297,008
Independent Power Producer – 2.4%
641,510	NRG Energy, Inc.*	11,534,350
Medical – Biomedical and Genetic – 3.2%
68,770	Celgene Corp.*	2,937,854
72,425	Genzyme Corp.*	3,862,425
178,075	Gilead Sciences, Inc.*	8,155,836
		14,956,115
Medical – Drugs – 4.9%
324,545	Merck & Co., Inc.	7,866,971
119,235	Roche Holding A.G.**	15,071,170
		22,938,141
Medical Products – 2.8%
328,565	Covidien, Ltd.	10,836,074
73,590	Hospira, Inc.*	2,418,903
		13,254,977
Multimedia – 1.6%
845,810	News Corp. – Class A	7,713,787
Networking Products – 3.6%
866,300	Cisco Systems, Inc.*	16,736,916
Oil – Field Services – 1.2%
110,665	Schlumberger, Ltd. (U.S. Shares)	5,421,478
Oil Companies – Exploration and Production – 4.5%
125,940	Devon Energy Corp.	6,529,989
257,125	Occidental Petroleum Corp.	14,473,566
		21,003,555
Oil Companies – Integrated – 4.9%
286,320	Hess Corp.	15,687,473
224,690	Petroleo Brasileiro S.A. (ADR)	7,542,843
		23,230,316
Oil Field Machinery and Equipment – 0.7%
132,605	Cameron International Corp.*	3,392,036
Property and Casualty Insurance – 2.0%
239,745	Chubb Corp.	9,338,068
Real Estate Management/Services – 1.4%
512,000	Mitsubishi Estate Co., Ltd.**	6,681,605
Real Estate Operating/Development – 0.5%
1,234,000	CapitaLand, Ltd.	2,272,936
Retail – Apparel and Shoe – 1.3%
143,756	Inditex S.A.**	6,133,617
Retail – Discount – 2.6%
243,285	Wal-Mart Stores, Inc.	12,261,564
Retail – Drug Store – 3.3%
496,094	CVS Caremark Corp.	15,765,867
Semiconductor Equipment – 2.6%
445,775	KLA-Tencor Corp.	12,365,799
Soap and Cleaning Preparations – 2.0%
236,787	Reckitt Benckiser Group PLC**	9,322,253

See Notes to Schedules of Investments and Financial Statements.

32  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Telecommunication Equipment – Fiber Optics – 1.6%
505,205	Corning, Inc.	$7,386,097
Telecommunication Services – 0.6%
126,660	Amdocs, Ltd. (U.S. Shares)*,**	2,650,994
Tobacco – 1.3%
370,555	Altria Group, Inc.	6,051,163
Toys – 0.5%
8,000	Nintendo Co., Ltd.**	2,140,767
Transportation – Services – 3.2%
288,200	United Parcel Service, Inc. – Class B	15,084,388
Web Portals/Internet Service Providers – 1.7%
14,095	Google, Inc. – Class A*	5,581,198
169,605	Yahoo!, Inc.*	2,423,655
		8,004,853
Wireless Equipment – 6.0%
530,570	Crown Castle International Corp.*	13,009,576
356,685	QUALCOMM, Inc.	15,094,910
		28,104,486

Total Common Stock (cost $582,885,364)		469,389,358

Money Market – 0%
101,503	Janus Cash Liquidity Fund LLC, 0% (cost $101,503)	101,503

Total Investments (total cost $582,986,867) – 99.8%		469,490,861

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		799,653

Net Assets – 100%		$470,290,514

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$11,552,990	2.5%
Bermuda	16,724,254	3.6%
Brazil	10,020,251	2.1%
Canada	2,701,948	0.6%
Germany	2,039,952	0.4%
Guernsey	2,650,994	0.6%
India	3,383,939	0.7%
Japan	8,822,372	1.9%
Netherlands Antilles	5,421,478	1.1%
Singapore	2,272,936	0.5%
Spain	6,133,617	1.3%
Switzerland	19,327,639	4.1%
United Kingdom	17,290,875	3.7%
United States††	361,147,616	76.9%

Total	$469,490,861	100.0%

††	Includes Short-Term Securities (76.9% excluding Short-Term Securities).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 5/14/09	3,300,000	$4,880,285	$(33,905)
British Pound 6/18/09	2,230,000	3,297,821	(35,888)
British Pound 6/25/09	330,000	488,020	(4,270)
Euro 5/14/09	900,000	1,190,560	27,140
Euro 6/18/09	6,400,000	8,464,755	(173,107)
Japanese Yen 5/14/09	145,000,000	1,470,799	(10,872)
Japanese Yen 6/25/09	290,000,000	2,943,713	58,357
Swiss Franc 6/18/09	10,500,000	9,209,424	(183,765)

Total		$31,945,377	$(356,310)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  33

Janus Growth and Income Fund (unaudited)	Ticker: JAGIX

Fund Snapshot
This growth Fund seeks to create capital appreciation and income through all types of market conditions by leveraging Janus’ bottom-up, fundamental research.

Marc Pinto
portfolio manager

Performance Overview

For the six-month period ended April 30, 2009, Janus Growth and Income Fund returned 2.14%. The Fund’s primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned -8.53% and -1.52%, respectively.

Economic Overview

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ending April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected (but still weak) economic reports added fuel to the rally. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small caps, but mid-caps performed relatively the best. Growth-oriented indices outpaced value indices. In commodities, natural gas, oil and agricultural commodities posted negative returns, while precious metals generated strong gains led by platinum, silver and gold.

Holdings and Underweight in Financials Top Contributors to Performance

Our underweight and holdings in financials contributed the most to relative performance during the period. Our holdings and overweights in consumer staples and information technology (IT) were significant contributors as well.

Within financials, investment bank Goldman Sachs rebounded significantly off depressed levels, as investors viewed it as among the survivors of the financial crisis. We believe Goldman Sachs is poised to capture market share in the U.S., as major competitors have either merged into banks or gone bankrupt. We view its balance sheet as sound and feel that its assets are appropriately marked or valued. In addition, we believe the company’s trading and underwriting businesses should continue to be profitable and improve. We added to our position during the period. Staying in financials, investment bank/brokerage firm Morgan Stanley rebounded similarly as Goldman Sachs during the period. The stock benefited as investors speculated that the company could be among the survivors as well. We believe Morgan Stanley will gain market share and that its balance sheet was sound at period end; we added to our position.

Within consumer staples, global brewer Anheuser-Busch InBev gained during the period as the market’s fears subsided over the debt the company incurred as a result of InBev’s acquisition of Anheuser-Busch in November. The company announced several asset sales and a successful equity rights offering (in which the Fund fully participated) to help pay down debt. We consider management to be the best operators in the beer industry with a disciplined focus on increasing returns on invested capital. We believe the firm will be able to squeeze more profits out of its business, particularly at Anheuser-Busch, which we consider an under-managed asset.

Another holding that contributed positively to performance was mobile device maker Research In Motion, which gained significantly late in the period following a better-than-expected earnings report highlighted by improving margins and solid subscriber growth. We continue to believe that the long-term total potential market for wireless data subscribers could be substantial. We added to the position in the period.

Consumer Discretionary Holdings Among Detractors from Performance

Our holdings and overweight in consumer discretionary were the main detractors from relative performance during the

34  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

period. Our lack of exposure to the telecommunication services sector as well as our selections and overweight in energy also weighed on comparable performance.

Within the consumer discretionary sector, casino operator MGM Mirage fell significantly. The company was negatively impacted by its leveraged balance sheet in a time of tight credit and by declining fundamentals in the gaming industry, as consumers have reduced their spending. In particular, investors have worried about the company’s ability to meet several large upcoming debt maturities. We decided to exit our position due to weaker conditions in Las Vegas than we anticipated and since its balance sheet proved to be a bigger problem than we foresaw. Staying in consumer discretionary, upscale retailer Nordstrom Inc. also declined significantly early in the period, as weakness in consumer spending severely impacted sales. We did not anticipate the economic downturn would hit the high-end consumer as much as it did; we exited the position.

Integrated energy company ConocoPhillips traded down after the company took a major write-down on assets and suspended share repurchases, although it did maintain its dividend. We trimmed our position, as part of our original thesis was based on the company continuing its share buy-back program.

Among other individual detractors was Switzerland-based pharmaceutical company Roche Holdings, which declined after it gave conservative guidance for the year. The company’s raised bid for the remaining stake in biotechnology leader Genentech it did not own was also accepted during the period. We believe the 100% interest in biotechnology leader Genentech will further strengthen Roche’s drug pipeline.

Portfolio Positioning

During the period, the Fund was most overweight in consumer staples and information technology, while our largest underweights were in industrials and financials. New positions added to the Fund during the period included brokerage firm Charles Schwab Corp., which has continued to be an asset gatherer even in a down market. We continued to avoid banks and insurance companies due to what we think are balance sheet concerns. In healthcare, we took advantage of the sector’s weakness to add Johnson & Johnson to the Fund with its exposure in pharmaceuticals, medical equipment and consumer health products. We also added pharmaceutical company Abbott Laboratories and medical equipment supplier Baxter International. We view valuations in the healthcare sector as attractive with high yields at period end that we believe are sustainable. Within technology, our focus has been on companies with well positioned products that have historically been less subject to discretionary expenditures by client companies. We added Microchip Technology, a semiconductor company that we believe serves diversified niche markets and we view as largely immune from fluctuations in IT spending. Conversely, we trimmed names that we felt were more leveraged to overall IT spending such as Cisco Systems and Microsoft. The Fund used derivatives, such as buying put or selling call options, to both hedge market exposure and express views on stocks. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

While equity markets rebounded late in the period, the economy continued to be weak as reflected in increasing job losses; however, we feel the economy will reach a bottom this year or early next year. Helping offset the economic conditions has been the U.S. Government’s stimulus efforts. We remain neutral on the market’s short-term outlook and are maintaining a conservative position in the portfolio. With that said, we continue to look for companies we feel have been unnecessarily beaten up in our opinion and that offer what we consider to be attractive value and good growth prospects in a tough economic environment. As always, we remain committed to bottom-up fundamental research and investing with conviction where we believe we have a research edge.

Thank you for your investment in Janus Growth and Income Fund.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  35

Janus Growth and Income Fund (unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Anheuser-Busch InBev N.V.	1.75%
Goldman Sachs Group, Inc.	1.15%
Morgan Stanley Co.	1.13%
Research In Motion, Ltd. (U.S. Shares)	0.87%
Corning, Inc.	0.73%

5 Bottom Performers – Equity Holdings

Contribution

MGM Mirage, Inc.	-1.20%
ConocoPhillips	-0.79%
Nordstrom, Inc.	-0.67%
Roche Holding A.G.	-0.52%
Nestle S.A.	-0.46%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	3.04%	7.06%	11.74%
Information Technology	2.23%	23.31%	16.60%
Consumer Staples	0.71%	18.90%	12.94%
Materials	0.34%	4.33%	3.11%
Telecommunication Services	0.00%	0.00%	3.82%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	-1.80%	13.85%	13.58%
Health Care	-1.27%	17.91%	15.02%
Consumer Discretionary	-1.04%	8.84%	8.42%
Industrials	-0.58%	5.80%	10.51%
Utilities	0.00%	0.00%	4.27%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

36  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Anheuser-Busch InBev N.V. Brewery	5.0%
Oracle Corp. Enterprise Software/Services	4.0%
Apple, Inc. Computers	3.8%
Hess Corp. Oil Companies – Integrated	3.6%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	3.4%

19.8%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus Core, Risk-Managed and Value Funds  April 30, 2009  37

Janus Growth and Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Growth and Income Fund	2.14%	–34.87%	–1.59%	–1.05%	8.98%	0.88%

S&P 500® Index	–8.53%	–35.31%	–2.70%	–2.48%	7.07%

Russell 1000® Growth Index	–1.52%	–31.57%	–2.39%	–4.40%	5.90%

Lipper Quartile	–	3rd	2nd	2nd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	–	514/914	169/650	105/360	6/81

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

38  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,021.40	$4.66

Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66

†	Expenses are equal to the annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds  April 30, 2009  39

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 92.8%
Aerospace and Defense – 2.8%
954,951	BAE Systems PLC**	$5,021,731
1,107,740	Boeing Co.	44,364,987
2,077,065	Empraer-Empresa Brasileira de Aeronautica S.A. (ADR)	33,689,994
96,134	Northrop Grumman Corp.	4,648,079
		87,724,791
Agricultural Chemicals – 3.1%
210,915	Monsanto Co.	17,904,574
1,869,825	Syngenta A.G. (ADR)**	79,748,037
		97,652,611
Applications Software – 1.2%
868,880	Citrix Systems, Inc.*	24,789,147
586,290	Microsoft Corp.	11,878,235
		36,667,382
Athletic Footwear – 1.3%
794,895	NIKE, Inc. – Class B	41,708,141
Brewery – 5.0%
5,167,364	Anheuser-Busch InBev N.V.**	157,693,947
3,665,416	Anheuser-Busch InBev N.V. – VVPR Strips*,**	9,698
		157,703,645
Cable Television – 1.1%
1,337,085	DIRECTV Group, Inc.*	33,066,112
Casino Hotels – 1.7%
1,555,964	Crown, Ltd.	7,769,325
1,192,586	Wynn Resorts, Ltd.*	46,785,149
		54,554,474
Commercial Services – Finance – 1.3%
2,350,490	Western Union Co.	39,370,708
Computers – 7.4%
957,209	Apple, Inc.*	120,445,608
355,265	International Business Machines Corp.	36,666,901
1,079,455	Research In Motion, Ltd. (U.S. Shares)*	75,022,122
		232,134,631
Diversified Operations – 1.8%
5,700,000	China Merchants Holdings International Co., Ltd.	13,467,182
561,275	Danaher Corp.	32,800,911
18,748,000	Melco International Development, Ltd.	9,204,037
		55,472,130
E-Commerce/Services – 0.9%
1,607,315	eBay, Inc.*	26,472,478
464,365	Liberty Media Corp. – Interactive – Class A*	2,461,135
		28,933,613
Electronic Components – Semiconductors – 0.8%
312,520	Broadcom Corp. – Class A*	7,247,339
705,135	Microchip Technology, Inc.	16,218,105
		23,465,444
Electronic Connectors – 0.8%
704,675	Amphenol Corp. – Class A	23,846,202
Enterprise Software/Services – 4.0%
6,539,730	Oracle Corp.	126,478,378
Fiduciary Banks – 0.3%
187,800	Northern Trust Corp.	10,208,808
Finance – Investment Bankers/Brokers – 8.6%
939,560	Charles Schwab Corp.	17,363,069
1,527,825	Credit Suisse Group A.G. (ADR)**	58,485,141
704,955	Goldman Sachs Group, Inc.	90,586,717
4,290,350	Morgan Stanley Co.	101,423,873
		267,858,800
Finance – Other Services – 1.2%
1,649,150	NYSE Euronext	38,210,806
Food – Miscellaneous/Diversified – 2.6%
2,499,455	Nestle S.A.**	81,315,087
Hotels and Motels – 1.3%
1,927,610	Starwood Hotels & Resorts Worldwide, Inc.	40,209,945
Industrial Gases – 0.8%
352,255	Praxair, Inc.	26,281,746
Medical – Biomedical and Genetic – 2.0%
465,470	Celgene Corp.*	19,884,878
952,715	Gilead Sciences, Inc.*	43,634,347
		63,519,225
Medical – Drugs – 6.9%
168,280	Abbott Laboratories	7,042,518
2,255,160	Bristol-Myers Squibb Co.	43,299,072
1,263,635	Merck & Co., Inc.	30,630,512
733,542	Roche Holding A.G.**	92,718,882
1,004,565	Wyeth	42,593,556
		216,284,540
Medical – HMO – 2.2%
2,968,535	UnitedHealth Group, Inc.	69,819,943
Medical Products – 3.2%
1,033,425	Baxter International, Inc.	50,121,112
775,055	Covidien, Ltd.	25,561,314
470,430	Johnson & Johnson	24,631,715
		100,314,141
Networking Products – 0.2%
268,470	Cisco Systems, Inc.*	5,186,840
Oil and Gas Drilling – 0.7%
328,845	Transocean, Ltd. (U.S. Shares)*,**	22,190,461
Oil Companies – Exploration and Production – 5.6%
2,316,429	EnCana Corp. (U.S. Shares)	105,930,298
706,175	EOG Resources, Inc.	44,827,989
422,655	Occidental Petroleum Corp.	23,791,250
		174,549,537
Oil Companies – Integrated – 5.7%
1,593,965	ConocoPhillips	65,352,565
2,081,480	Hess Corp.	114,044,289
		179,396,854
Optical Supplies – 1.2%
415,110	Alcon, Inc. (U.S. Shares)**	38,194,271
Power Converters and Power Supply Equipment – 0.6%
2,173,860	JA Solar Holdings Co., Ltd. (ADR)*	7,630,249
1,017,785	Suntech Power Holdings Co., Ltd. (ADR)*	15,195,530
		22,825,779

See Notes to Schedules of Investments and Financial Statements.

40  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Real Estate Operating/Development – 0.5%
5,774,175	Hang Lung Properties, Ltd.	$16,281,303
Retail – Apparel and Shoe – 2.1%
10,660,740	Esprit Holdings, Ltd.	65,348,717
Retail – Drug Store – 3.2%
3,111,380	CVS Caremark Corp.	98,879,656
Retail – Jewelry – 0.8%
860,535	Tiffany & Co.	24,903,883
Soap and Cleaning Preparations – 1.8%
1,402,646	Reckitt Benckiser PLC**	55,221,871
Telecommunication Equipment – Fiber Optics – 1.9%
4,094,396	Corning, Inc.	59,860,070
Tobacco – 2.6%
1,869,525	Altria Group, Inc.	30,529,343
1,392,235	Philip Morris International, Inc.	50,398,907
		80,928,250
Toys – 1.2%
144,020	Nintendo Co., Ltd.	38,539,164
Wireless Equipment – 2.3%
1,680,810	QUALCOMM, Inc.	71,131,879

Total Common Stock (cost $3,176,228,124)		2,906,239,838

Corporate Bonds – 1.6%
Building – Residential and Commercial – 0.2%
$6,290,000	Meritage Homes Corp. 6.2500%, 3/15/15	4,591,700
Casino Hotels – 0.5%
23,526,000	MGM Mirage, Inc. 8.5000%, 9/15/10	16,997,535
Power Converters and Power Supply Equipment – 0.9%
23,952,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	14,730,480
23,328,000	Suntech Power Holdings Co., Ltd. 3.0000%, 3/15/13 (144A)	13,851,000
		28,581,480

Total Corporate Bonds (cost $65,490,068)		50,170,715

Preferred Stock – 0.4%
Metal – Copper – 0.4%
196,775	Freeport-McMoRan Copper & Gold, Inc., convertible, 6.7500% (cost $19,677,500)	13,233,119

U.S. Treasury Notes/Bonds – 4.1%
	U.S. Treasury Notes/Bonds:
$42,370,000	3.2500%, 12/31/09	43,181,004
18,547,000	2.7500%, 7/31/10	19,046,174
25,335,000	1.5000%, 10/31/10	25,623,971
18,547,000	4.8750%, 7/31/11	20,116,243
18,547,000	3.3750%, 7/31/13	19,774,292

Total U.S. Treasury Notes/Bonds (cost $124,921,358)		127,741,684

Money Market – 1.5%
45,338,084	Janus Cash Liquidity Fund LLC, 0% (cost $45,338,084)	45,338,084

Total Investments (total cost $3,431,655,134) – 100.4%		3,142,723,440

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(11,950,281)

Net Assets – 100%		$3,130,773,159

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$7,769,325	0.3%
Belgium	157,703,645	5.0%
Bermuda	90,910,031	2.9%
Brazil	33,689,994	1.1%
Canada	180,952,421	5.8%
Cayman Islands	51,407,259	1.6%
Hong Kong	38,952,521	1.2%
Japan	38,539,164	1.2%
Switzerland	372,651,879	11.9%
United Kingdom	60,243,601	1.9%
United States††	2,109,903,600	67.1%

Total	$3,142,723,440	100.0%

††	Includes Short-Term Securities (65.7% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 5/14/09	2,350,000	$3,475,355	$(18,555)
British Pound 6/18/09	17,900,000	26,471,296	(288,071)
Euro 5/14/09	16,800,000	22,223,790	383,610
Euro 6/18/09	27,000,000	35,710,686	(730,296)
Euro 6/25/09	15,900,000	21,028,754	(319,003)
Swiss Franc 5/14/09	31,850,000	27,918,189	342,680
Swiss Franc 6/18/09	51,300,000	44,994,614	(897,824)

Total		$181,822,684	$(1,527,459)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  41

INTECH Risk-Managed Core Fund (unaudited)	Ticker: JRMSX

Fund Snapshot
This core Fund embraces the market’s natural volatility in an attempt to deliver index-beating returns with index-like risk.

Managed by INTECH

Performance Overview

For the six-month period ended April 30, 2009, INTECH Risk-Managed Core Fund returned -9.46%. This compares to the -8.53% return posted by the S&P 500® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 21 years, we have experienced twelve-month periods of similar magnitude in terms of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Risk management remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in INTECH Risk-Managed Core Fund.

42  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

INTECH Risk-Managed Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Exxon Mobil Corp. Oil Companies – Integrated	5.6%
AT&T, Inc. Telephone – Integrated	3.1%
General Electric Co. Diversified Operations	3.0%
Procter & Gamble Co. Cosmetics and Toiletries	2.4%
Johnson & Johnson Medical Products	2.3%

16.4%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus Core, Risk-Managed and Value Funds  April 30, 2009  43

INTECH Risk-Managed Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009					Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

INTECH Risk-Managed Core Fund	–9.46%	–35.26%	–1.69%	3.55%	0.75%

S&P 500® Index	–8.53%	–35.31%	–2.70%	2.59%

Lipper Quartile	–	3rd	2nd	2nd

Lipper Ranking – based on total return for Multi-Cap Core Funds	–	415/756	167/460	157/377

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

See important disclosures on the next page.

44  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the portfolio is regularly re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by the risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risk to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus of janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests In foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective February 27, 2009, INTECH Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Core Fund.

*	The Fund’s inception date – February 28, 2003

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$906.40	$4.59

Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

†	Expenses are equal to the annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds  April 30, 2009  45

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 99.7%
Aerospace and Defense – 0.8%
3,100	Boeing Co.	$124,155
2,300	General Dynamics Corp.	118,841
18,900	Lockheed Martin Corp.	1,484,217
		1,727,213
Aerospace and Defense – Equipment – 0.1%
4,900	United Technologies Corp.	239,316
Agricultural Chemicals – 0.1%
1,700	Monsanto Co.	144,313
Airlines – 0.4%
110,400	Southwest Airlines Co.	770,592
Apparel Manufacturers – 0.5%
1,200	Coach, Inc.	29,400
7,700	Polo Ralph Lauren Corp.	414,568
11,300	VF Corp.	669,751
		1,113,719
Appliances – 0%
700	Whirlpool Corp.	31,612
Applications Software – 0.9%
1,700	Citrix Systems, Inc.*	48,501
38,300	Compuware Corp.*	286,484
25,200	Intuit, Inc.*	582,876
43,400	Microsoft Corp.	879,284
		1,797,145
Athletic Footwear – 0.1%
2,800	Nike, Inc. – Class B	146,916
Audio and Video Products – 0%
2,600	Harman International Industries, Inc.	47,294
Automotive – Cars and Light Trucks – 0%
9,600	Ford Motor Co.*	57,408
Automotive – Medium and Heavy Duty Trucks – 0%
1,600	Paccar, Inc.	56,704
Automotive – Truck Parts and Equipment – Original – 0.1%
5,600	Johnson Controls, Inc.	106,456
Beverages – Non-Alcoholic – 2.1%
49,700	Coca-Cola Co.	2,139,585
6,800	Dr. Pepper Snapple Group, Inc.	140,828
3,400	Pepsi Bottling Group, Inc.	106,318
37,700	PepsiCo, Inc.	1,875,952
		4,262,683
Beverages – Wine and Spirits – 0.6%
16,675	Brown-Forman Corp. – Class B	775,388
38,500	Constellation Brands, Inc. – Class A*	446,215
		1,221,603
Building – Residential and Commercial – 0.2%
6,000	Centex Corp.	65,640
15,900	Lennar Corp. – Class A	154,866
15,500	Pulte Homes, Inc.	178,405
		398,911
Cable Television – 1.7%
193,900	Comcast Corp. – Class A	2,997,694
18,300	DIRECTV Group, Inc.*	452,559
543	Time Warner Cable, Inc. – Class A*	17,501
		3,467,754
Casino Hotels – 0%
1,400	Wynn Resorts, Ltd.*	54,922
Chemicals – Diversified – 0.8%
14,900	E.I. du Pont de Nemours & Co.	415,710
26,800	PPG Industries, Inc.	1,180,540
		1,596,250
Chemicals – Specialty – 0.1%
5,100	Ecolab, Inc.	196,605
1,200	International Flavors & Fragrances, Inc.	37,440
300	Sigma-Aldrich Corp.	13,152
		247,197
Coal – 0.5%
7,800	Consol Energy, Inc.	243,984
14,600	Massey Energy Co.	232,286
17,500	Peabody Energy Corp.	461,825
		938,095
Coatings and Paint Products – 0.3%
10,300	Sherwin-Williams Co.	583,392
Commercial Banks – 0.6%
35,700	BB&T Corp.	833,238
12,136	First Horizon National Corp.	139,685
5,300	M&T Bank Corp.	277,985
2,700	Zions Bancorporation	29,511
		1,280,419
Commercial Services – 0%
1,900	Iron Mountain, Inc.*	54,131
Commercial Services – Finance – 1.9%
45,900	Automatic Data Processing, Inc.	1,615,680
74,200	H&R Block, Inc.	1,123,388
15,700	Moody’s Corp.	463,464
16,900	Paychex, Inc.	456,469
11,000	Western Union Co.	184,250
		3,843,251
Computer Aided Design – 0%
2,300	Autodesk, Inc.*	45,862
Computer Services – 0.6%
9,600	Affiliated Computer Services, Inc. – Class A	464,448
4,000	Cognizant Technology Solutions Corp.*	99,160
19,800	Computer Sciences Corp.*	731,808
		1,295,416
Computers – 4.3%
14,500	Apple, Inc.*	1,824,535
40,000	Dell, Inc.*	464,800
83,900	Hewlett-Packard Co.	3,018,722
34,500	IBM Corp.	3,560,745
6,300	Sun Microsystems, Inc.*	57,708
		8,926,510

See Notes to Schedules of Investments and Financial Statements.

46  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Computers – Memory Devices – 0.3%
11,700	EMC Corp.*	$146,601
5,400	NetApp, Inc.*	98,820
19,500	SanDisk Corp.*	306,540
		551,961
Computers – Peripheral Equipment – 0.1%
4,800	Lexmark International Group, Inc. – Class A*	94,176
Consumer Products – Miscellaneous – 0.6%
18,200	Clorox Co.	1,020,110
5,800	Kimberly-Clark Corp.	285,012
		1,305,122
Containers – Metal and Glass – 0.1%
6,400	Ball Corp.	241,408
Containers – Paper and Plastic – 0.3%
20,300	Bemis Co., Inc.	488,012
4,300	Pactiv Corp.*	93,998
		582,010
Cosmetics and Toiletries – 3.0%
300	Avon Products, Inc.	6,828
14,900	Colgate-Palmolive Co.	879,100
11,300	Estee Lauder Cos., Inc. – Class A	337,870
101,587	Procter & Gamble Co.	5,022,461
		6,246,259
Data Processing and Management – 0.3%
7,100	Dun & Bradstreet Corp.	577,940
Dental Supplies and Equipment – 0.1%
8,400	Dentsply International, Inc.	240,408
Dialysis Centers – 0.4%
18,900	DaVita, Inc.*	876,393
Distribution/Wholesale – 1.1%
21,900	Fastenal Co.	840,084
15,300	Genuine Parts Co.	519,588
10,200	W.W. Grainger, Inc.	855,576
		2,215,248
Diversified Operations – 5.2%
13,000	3M Co.	748,800
19,800	Cooper Industries, Ltd. – Class A	649,242
30,600	Dover Corp.	941,868
489,600	General Electric Co.	6,193,440
12,500	Illinois Tool Works, Inc.	410,000
4,053	Ingersoll-Rand Co. – Class A	88,234
11,700	ITT Corp.	479,817
33,600	Leggett & Platt, Inc.	482,496
24,700	Leucadia National Corp.	524,381
		10,518,278
E-Commerce/Products – 0.3%
8,000	Amazon.com, Inc.	644,160
Electric – Integrated – 3.3%
10,200	Ameren Corp.	234,804
36,800	Consolidated Edison, Inc.	1,366,384
1,600	Dominion Resources, Inc.	48,256
18,800	DTE Energy Co.	555,916
4,000	Duke Energy Corp.	55,240
7,400	Entergy Corp.	479,298
7,700	FirstEnergy Corp.	314,930
4,900	FPL Group, Inc.	263,571
11,100	Integrys Energy Group, Inc.	293,151
12,500	Northeast Utilities	262,750
21,300	PG&E Corp.	790,656
12,100	Pinnacle West Capital Corp.	331,298
16,400	PPL Corp.	490,524
15,100	Progress Energy, Inc.	515,212
900	Public Service Enterprise Group, Inc.	26,856
5,900	SCANA Corp.	178,298
7,900	Southern Co.	228,152
17,000	TECO Energy, Inc.	180,030
1,700	Wisconsin Energy Corp.	67,932
3,200	Xcel Energy, Inc.	59,008
		6,742,266
Electric Products – Miscellaneous – 0.1%
17,300	Molex, Inc.	288,391
Electronic Components – Miscellaneous – 0.1%
22,100	Jabil Circuit, Inc.	179,010
Electronic Components – Semiconductors – 2.0%
19,900	Advanced Micro Devices, Inc.	71,839
55,300	Altera Corp.	901,943
28,700	Broadcom Corp. – Class A*	665,553
43,400	Intel Corp.	684,852
9,600	Microchip Technology, Inc.	220,800
33,300	Micron Technology, Inc.*	162,504
33,500	National Semiconductor Corp.	414,395
23,600	Nvidia Corp.*	270,928
2,600	QLogic Corp.*	36,868
34,700	Xilinx, Inc.	709,268
		4,138,950
Electronic Connectors – 0.1%
2,500	Amphenol Corp. – Class A	84,600
Electronic Forms – 0.1%
10,200	Adobe Systems, Inc.*	278,970
Electronic Measuring Instruments – 0.1%
5,200	Agilent Technologies, Inc.*	94,952
1,800	FLIR Systems, Inc.*	39,924
		134,876
Engineering – Research and Development Services – 0.3%
16,500	Fluor Corp.	624,855
1,200	Jacobs Engineering Group, Inc.*	45,648
		670,503
Engines – Internal Combustion – 0.4%
25,500	Cummins, Inc.	867,000
Enterprise Software/Services – 1.1%
120,142	Oracle Corp.	2,323,546
Fiduciary Banks – 0.3%
3,900	Bank of New York Mellon Corp.	99,372
6,000	Northern Trust Corp.	326,160
3,300	State Street Corp.	112,629
		538,161
Filtration and Separations Products – 0%
700	Pall Corp.	18,487
Finance – Consumer Loans – 0.2%
64,200	SLM Corp.*	310,086

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  47

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Finance – Credit Card – 0.2%
2,600	American Express Co.	$65,572
51,600	Discover Financial Services	419,508
		485,080
Finance – Investment Bankers/Brokers – 1.2%
19,900	Charles Schwab Corp.	367,752
17,600	Citigroup, Inc.	53,680
1,600	Goldman Sachs Group, Inc.	205,600
38,240	JPMorgan Chase & Co.	1,261,920
25,700	Morgan Stanley Co.	607,548
		2,496,500
Finance – Other Services – 0.2%
800	CME Group, Inc.	177,080
1,000	IntercontinentalExchange, Inc.*	87,600
5,700	Nasdaq Stock Market, Inc.*	109,611
5,500	NYSE Euronext	127,435
		501,726
Financial Guarantee Insurance – 0%
15,500	MBIA, Inc.*	73,315
Food – Confectionery – 1.0%
31,800	Hershey Co.	1,149,252
22,100	J.M. Smucker Co.	870,740
		2,019,992
Food – Dairy Products – 0.1%
5,400	Dean Foods Co.*	111,780
Food – Meat Products – 0.1%
2,000	Hormel Foods Corp.	62,580
18,900	Tyson Foods, Inc. – Class A	199,206
		261,786
Food – Miscellaneous/Diversified – 3.9%
42,100	Campbell Soup Co.	1,082,812
32,100	General Mills, Inc.	1,627,149
55,200	H.J. Heinz Co.	1,899,984
40,100	Kellogg Co.	1,688,611
51,600	Kraft Foods, Inc. – Class A	1,207,440
6,400	McCormick & Co., Inc.	188,480
34,600	Sara Lee Corp.	287,872
		7,982,348
Food – Retail – 1.2%
111,500	Kroger Co.	2,410,630
Food – Wholesale/Distribution – 0.5%
39,700	Sysco Corp.	926,201
Forestry – 0.1%
3,300	Plum Creek Timber Co., Inc.	113,916
Gas – Distribution – 0.1%
8,200	Nicor, Inc.	263,548
Hazardous Waste Disposal – 0.1%
4,800	Stericycle, Inc.*	225,984
Hotels and Motels – 0%
6,000	Wyndham Worldwide Corp.	70,080
Human Resources – 0%
3,400	Robert Half International, Inc.	81,668
Industrial Gases – 0.1%
1,500	Praxair, Inc.	111,915
Instruments – Scientific – 0.3%
3,000	PerkinElmer, Inc.	43,710
13,100	Thermo Fisher Scientific, Inc.*	459,548
		503,258
Insurance Brokers – 0.5%
52,300	Marsh & McLennan Cos., Inc.	1,103,007
Internet Infrastructure Software – 0%
2,700	Akamai Technologies, Inc.*	59,454
Internet Security – 0.5%
2,900	McAfee, Inc.*	108,866
53,100	Symantec Corp.*	915,975
		1,024,841
Investment Management and Advisory Services – 0.4%
2,300	Ameriprise Financial, Inc.	60,605
2,200	Federated Investors, Inc. – Class B	50,336
3,400	Franklin Resources, Inc.	205,632
7,000	Invesco, Ltd. (U.S. Shares)	103,040
2,200	Legg Mason, Inc.	44,154
7,700	T. Rowe Price Group, Inc.	296,604
		760,371
Life and Health Insurance – 0.7%
2,800	AFLAC, Inc.	80,892
41,000	Lincoln National Corp.	460,840
4,800	Principal Financial Group, Inc.	78,432
15,600	Prudential Financial, Inc.	450,528
2,000	Torchmark Corp.	58,660
13,300	UnumProvident Corp.	217,322
		1,346,674
Linen Supply and Related Items – 0.1%
10,300	Cintas Corp.	264,298
Machinery – Construction and Mining – 0.9%
52,700	Caterpillar, Inc.	1,875,066
Machinery – Pumps – 0%
1,000	Flowserve Corp.	67,900
Medical – Biomedical and Genetic – 1.9%
41,000	Amgen, Inc.*	1,987,270
31,600	Celgene Corp.*	1,349,952
2,200	Genzyme Corp.*	117,326
11,900	Gilead Sciences, Inc.*	545,020
		3,999,568
Medical – Drugs – 4.6%
54,000	Abbott Laboratories	2,259,900
1,200	Allergan, Inc.	55,992
84,200	Bristol-Myers Squibb Co.	1,616,640
8,500	Cephalon, Inc.*	557,685
2,600	Eli Lilly & Co.	85,592
41,300	King Pharmaceuticals, Inc.*	325,444
53,900	Merck & Co., Inc.	1,306,536
115,300	Pfizer, Inc.	1,540,408
42,700	Schering-Plough Corp.	982,954
16,300	Wyeth	691,120
		9,422,271
Medical – Generic Drugs – 0.1%
6,400	Mylan, Inc.*	84,800
1,200	Watson Pharmaceuticals, Inc.*	37,128
		121,928

See Notes to Schedules of Investments and Financial Statements.

48  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Medical – HMO – 0.4%
3,300	CIGNA Corp.	$65,043
6,300	Humana, Inc.*	181,314
4,800	UnitedHealth Group, Inc.	112,896
9,900	WellPoint, Inc.*	423,324
		782,577
Medical – Wholesale Drug Distributors – 0%
2,700	Cardinal Health, Inc.	91,233
Medical Information Systems – 0.2%
36,500	IMS Health, Inc.	458,440
Medical Instruments – 0.1%
12,900	Boston Scientific Corp.*	108,489
4,300	Medtronic, Inc.	137,600
		246,089
Medical Labs and Testing Services – 0.7%
27,700	Quest Diagnostics, Inc.	1,421,841
Medical Products – 3.9%
36,300	Baxter International, Inc.	1,760,550
30,400	Covidien, Ltd.	1,002,592
92,700	Johnson & Johnson	4,853,772
7,300	Stryker Corp.	282,583
7,600	Varian Medical Systems, Inc.*	253,612
		8,153,109
Metal – Aluminum – 0%
2,000	Alcoa, Inc.	18,140
Metal – Copper – 0.1%
3,100	Freeport-McMoRan Copper & Gold, Inc. – Class B	132,215
Metal Processors and Fabricators – 0%
300	Precision Castparts Corp.	22,458
Motorcycle and Motor Scooter Manufacturing – 0.1%
10,800	Harley-Davidson, Inc.	239,328
Multi-Line Insurance – 1.4%
1,900	Allstate Corp.	44,327
4,800	Cincinnati Financial Corp.	114,960
42,100	Hartford Financial Services Group, Inc.	482,887
71,200	Loews Corp.	1,772,168
12,500	MetLife, Inc.	371,875
8,700	XL Capital, Ltd. – Class A	82,737
		2,868,954
Multimedia – 0.8%
15,100	McGraw-Hill Cos., Inc.	455,265
2,166	Time Warner, Inc.	47,284
51,700	Walt Disney Co.	1,132,230
		1,634,779
Networking Products – 1.3%
131,700	Cisco Systems, Inc.*	2,544,444
3,300	Juniper Networks, Inc.*	71,445
		2,615,889
Non-Hazardous Waste Disposal – 1.2%
16,725	Republic Services, Inc.	351,225
76,500	Waste Management, Inc.	2,040,255
		2,391,480
Office Automation and Equipment – 0.1%
9,800	Pitney Bowes, Inc.	240,492
Oil – Field Services – 1.5%
17,300	Baker Hughes, Inc.	615,534
11,800	BJ Services Co.	163,902
9,700	Halliburton Co.	196,134
33,800	Schlumberger, Ltd. (U.S. Shares)	1,655,862
15,700	Smith International, Inc.	405,845
		3,037,277
Oil and Gas Drilling – 0.2%
1,100	Diamond Offshore Drilling, Inc.	79,651
4,600	ENSCO International, Inc.	130,088
19,300	Nabors Industries, Ltd.*	293,553
		503,292
Oil Companies – Exploration and Production – 1.3%
1,900	Anadarko Petroleum Corp.	81,814
1,900	Apache Corp.	138,434
1,100	Cabot Oil & Gas Corp.	33,209
13,600	Chesapeake Energy Corp.	268,056
11,900	Denbury Resources, Inc.*	193,732
5,000	Devon Energy Corp.	259,250
17,800	Occidental Petroleum Corp.	1,001,962
18,100	Pioneer Natural Resources Co.	418,472
9,100	Southwestern Energy Co.*	326,326
		2,721,255
Oil Companies – Integrated – 8.6%
59,233	Chevron Corp.	3,915,301
46,100	ConocoPhillips	1,890,100
173,300	Exxon Mobil Corp.	11,553,912
1,900	Hess Corp.	104,101
7,622	Marathon Oil Corp.	226,373
		17,689,787
Oil Field Machinery and Equipment – 0.3%
2,100	Cameron International Corp.*	53,718
18,800	National Oilwell Varco, Inc.*	569,264
		622,982
Oil Refining and Marketing – 0.1%
7,300	Tesoro Corp.	111,325
Pharmacy Services – 0.6%
4,200	Express Scripts, Inc. – Class A*	268,674
23,934	Medco Health Solutions, Inc.*	1,042,326
		1,311,000
Pipelines – 0.3%
3,200	El Paso Corp.	22,080
46,000	Spectra Energy Corp.	667,000
		689,080
Property and Casualty Insurance – 0.4%
8,400	Chubb Corp.	327,180
34,800	Progressive Corp.	531,744
1,200	Travelers Cos., Inc.	49,368
		908,292
Quarrying – 0.2%
9,200	Vulcan Materials Co.	437,460
Real Estate Management/Services – 0%
7,300	CB Richard Ellis Group, Inc. – Class A*	54,750

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  49

INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

REIT – Apartments – 0.2%
967	Apartment Investment & Management Co. – Class A	$7,059
1,137	Avalonbay Communities, Inc.	64,593
17,600	Equity Residential	402,864
		474,516
REIT – Diversified – 0.1%
3,635	Vornado Realty Trust	177,715
REIT – Health Care – 0.2%
13,600	HCP, Inc.	298,520
1,200	Heath Care REIT, Inc.	40,884
2,300	Ventas, Inc.	65,872
		405,276
REIT – Office Property – 0%
1,700	Boston Properties, Inc.	84,014
REIT – Regional Malls – 0%
1,132	Simon Property Group, Inc.	58,411
REIT – Storage – 0.3%
7,900	Public Storage	528,194
REIT – Warehouse/Industrial – 0.1%
30,400	ProLogis	276,944
Retail – Apparel and Shoe – 0.2%
37,200	Ltd. Brands, Inc.	424,824
Retail – Auto Parts – 0.1%
800	AutoZone, Inc.*	133,112
4,100	O’Reilly Automotive, Inc.*	159,285
		292,397
Retail – Bedding – 0%
2,700	Bed Bath & Beyond, Inc.*	82,134
Retail – Building Products – 0.6%
24,400	Home Depot, Inc.	642,208
23,500	Lowe’s Cos., Inc.	505,250
		1,147,458
Retail – Consumer Electronics – 0.1%
15,400	RadioShack Corp.	216,832
Retail – Discount – 2.0%
4,900	Big Lots, Inc.	135,436
16,800	Family Dollar Stores, Inc.	557,592
900	Target Corp.	37,134
68,400	Wal-Mart Stores, Inc.	3,447,360
		4,177,522
Retail – Drug Store – 0.4%
14,599	CVS Caremark Corp.	463,956
9,500	Walgreen Co.	298,585
		762,541
Retail – Jewelry – 0%
1,500	Tiffany & Co.	43,410
Retail – Major Department Stores – 0.3%
5,500	JC Penney Co., Inc.	168,795
3,100	Sears Holdings Corp.*	193,657
7,900	TJX Cos., Inc.	220,963
		583,415
Retail – Office Supplies – 0.2%
20,100	Staples, Inc.	414,462
Retail – Regional Department Stores – 0.6%
26,200	Kohl’s Corp.*	1,188,170
Retail – Restaurants – 1.3%
12,400	Darden Restaurants, Inc.	458,428
36,800	McDonald’s Corp.	1,961,072
15,700	Starbucks Corp.*	227,022
		2,646,522
Savings/Loan/Thrifts – 0.4%
60,600	Hudson City Bancorp, Inc.	761,136
8,700	People’s United Financial, Inc.	135,894
		897,030
Schools – 0.1%
2,200	Apollo Group, Inc. – Class A*	138,490
Semiconductor Components/Integrated Circuits – 0.7%
25,700	Analog Devices, Inc.	546,896
37,600	Linear Technology Corp.	818,928
		1,365,824
Semiconductor Equipment – 0%
3,100	Novellus Systems, Inc.*	55,986
Steel – Producers – 0.1%
11,300	AK Steel Holding Corp.	147,013
4,200	United States Steel Corp.	111,510
		258,523
Steel – Specialty – 0%
1,500	Allegheny Technologies, Inc.	49,095
Super-Regional Banks – 2.2%
114,453	Bank of America Corp.	1,022,065
20,800	Capital One Financial Corp.	348,192
1,800	Comerica, Inc.	37,764
2,100	KeyCorp	12,915
16,700	PNC Financial Services Group, Inc.	662,990
21,200	U.S. Bancorp	386,264
105,414	Wells Fargo & Co.	2,109,334
		4,579,524
Telecommunication Equipment – 0%
11,800	Tellabs, Inc.*	61,832
Telecommunication Services – 0.4%
20,100	Embarq Corp.	734,856
Telephone – Integrated – 4.4%
248,253	AT&T, Inc.	6,360,242
17,700	CenturyTel, Inc.	480,555
56,500	Frontier Communications Corp.	401,715
30,800	Qwest Communications International, Inc.	119,812
27,200	Sprint Nextel Corp.*	118,592
48,400	Verizon Communications, Inc.	1,468,456
12,800	Windstream Corp.	106,240
		9,055,612
Tobacco – 0.4%
800	Lorillard, Inc.	50,504
20,700	Philip Morris International, Inc.	749,340
2,400	Reynolds American, Inc.	91,152
		890,996

See Notes to Schedules of Investments and Financial Statements.

50  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Tools – Hand Held – 0.2%
4,800	Black & Decker Corp.	$193,440
2,300	Snap-On, Inc.	78,016
2,400	Stanley Works	91,272
		362,728
Toys – 0.2%
14,400	Hasbro, Inc.	383,904
Transportation – Railroad – 3.5%
21,900	Burlington Northern Santa Fe Corp.	1,477,812
58,400	CSX Corp.	1,728,056
64,900	Norfolk Southern Corp.	2,315,632
35,600	Union Pacific Corp.	1,749,384
		7,270,884
Transportation – Services – 0.2%
7,600	C.H. Robinson Worldwide, Inc.	404,016
1,300	FedEx Corp.	72,748
900	Ryder System, Inc.	24,921
		501,685
Web Portals/Internet Service Providers – 0.1%
700	Google, Inc. – Class A*	277,179
Wireless Equipment – 1.0%
31,800	Motorola, Inc.	175,854
43,000	Qualcomm, Inc.	1,819,760
		1,995,614

Total Common Stock (cost $219,899,673)		206,076,441

Money Market – 0.2%
469,000	Janus Cash Liquidity Fund LLC, 0% (cost $469,000)	469,000

Total Investments (total cost $220,368,673) – 99.9%		206,545,441

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		192,480

Net Assets – 100%		$206,737,921

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,136,661	1.0%
Cayman Islands	82,737	0.1%
Netherlands Antilles	1,655,862	0.8%
United States††	202,670,181	98.1%

Total	$206,545,441	100.0%

††	Includes Short-Term Securities (97.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  51

Perkins Mid Cap Value Fund (unaudited)	Ticker: JMCVX

Fund Snapshot
This Fund seeks to uncover what the portfolio managers believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics.

Managed by
Perkins Investment
Management LLC

Performance Overview

During the six months ended April 30, 2009, Perkins Mid Cap Value Fund’s Investor Shares and Institutional Shares returned 0.96% and 1.12%, respectively, outperforming the Fund’s benchmark, the Russell Midcap® Value Index, which returned -6.14%. The S&P MidCap 400 Index declined 0.18% and the S&P 500® Index was down 8.53% during the same period.

Economic Environment

The stock market has experienced a wild roller coaster ride over the past six months. Continuing fallout from the credit crisis and concerns that the recession may be very deep and prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued through April brought the market back to fair value in our view. The U.S. market’s recovery off 12-year lows reached in early March was very strong, but only partially eased the losses for the six-month period. Market volatility, which spiked to historic levels in November, declined in December yet still remained above long-term normal levels through period end. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed distantly by industrials. Information technology and telecommunication services were the best relative performers. While large-cap indices outperformed small-caps, but mid-caps exhibited the best relative performance in the most recent six-month period.

Massive fiscal and monetary stimuli have served to slightly narrow historically high credit spreads and moderate the pace of economic decline. We agree with the characterization of the financial system as being out of the emergency room and now in intensive care. We believe the steps taken by U.S. and foreign monetary and governmental authorities have begun to have some positive impact and might be sufficient to stabilize global markets and economies. However we also believe the economic financial system remains fragile and subject to negative surprises. The deleveraging of financial and consumer balance sheets will be a lengthy multiyear process and will inhibit growth for that time span in our view. Fourth quarter Gross Domestic Product (GDP) fell over 6% and we believe first quarter GDP is likely to have had a similar decline when the final numbers are released. The recession reached 18 months in duration through April, making it the longest since the 1930s. Meanwhile, the World Bank forecasts that the global economy will shrink for the first time since World War II. In the U.S., we believe real estate prices are likely to fall further and unemployment, while a lagging indicator, could rise above 10% and pressure personal income over the near term.

Investment Approach, Performance and Positioning

As has been the case throughout this market’s downturn, our standard investment approach emphasizing balance sheet strength, strong free cash flow and stock valuations assuming relatively low expectations has allowed the Fund to hold up relatively well. During the period, the Fund’s outperformance was primarily driven by positive stock selection. Sector allocations and cash reserves were also smaller additives to performance for the period. Our small investment in Russell Midcap® Value Index put options was a detractor after having been more of a significant additive in the prior six month period when the market was in a free fall. The Fund used put options on the index during the period to help minimize downside risk in the portfolio given our view of greater market uncertainty and risk. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Our holdings within financials declined less than the benchmark and, coupled with our underweight to the sector, provided the largest boost to relative results. Materials and industrials also aided comparable returns. Our selections within information technology and an underweight position in consumer discretionary weighed on relative performance.

In terms of sector positioning, we remained overweight healthcare, energy and information technology, while we continued to be underweight in utilities, consumer discretionary and financials. We did increase our investment in what we believe to be quality Real Estate Investment Trusts (REITs) and regional banks as they were the weakest areas of the markets and have substantial long-term appreciation potential in our view. Thus, we are less underweighted in financials than we have been in several years.

52  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

Holdings That Contributed to Performance

Construction and engineering company, URS Corp., was the largest contributor during the period. Many stocks within this group outperformed on speculation that the proposed stimulus package would include an infrastructure rebuild component. URS was higher as it recovered from depressed levels and it won several contracts late in 2008, which resulted in a major increase in the company’s order backlog. It also benefited from a better-than-expected earnings release later in the period. We think the fundamentals remain attractive but we reduced our position as its risk/reward relationship became less attractive to us.

In the materials sector, North American gold producer Goldcorp gained due to strength in gold prices. Goldcorp is a low cost producer of gold and benefited from commodity strength as a possible safe haven in this period of financial turmoil. Temple Inland Inc., a paper and corrugated packaging manufacturer, more than doubled in the period from a depressed level as its latest earnings report showed signs of better volume growth. After adding to our position early in the period, we reduced it as its risk/reward became less favorable in our view. Lubrizol Corp., a specialty chemical company, was another contributor after the company provided a better forecast than it previously estimated. This is one of our largest positions as it has very positive free cash flows and because we think it should have positive earnings growth this year and next. In addition, it was trading at 11 times our estimate of the company’s 2009 earnings at period end.

Holdings That Detracted from Performance

Financials remained center stage as the sector struggled for much of the period. Concerns over bank balance sheets, capital needs and government bailouts dominated sentiment for this group. Notable underperformers for the period included commercial bank Synovus Financial Corp. and regional bank SunTrust Bank. These banks have suffered from the real estate problems in the southeast, but we believe the balance sheets will support their franchises. They are among our smaller holdings in the regional bank group as we believe they do have larger loss problems than some of our other investments. Some of that was reflected in their period end stock prices, which were significantly below their tangible book value. We continue to focus on what we believe are the higher quality players in this group that have the liquidity to weather the current financial crisis in our view.

Berkshire Hathaway declined during the period amid overall weakness among insurance companies. We think Berkshire Hathaway is a “best-in-class” insurance and reinsurance operator, which has been able to put some of its large cash position to work in what we believe to be diversified high quality investments at attractive terms.

NCR Corp., a computer hardware company, underperformed due to weaker end markets in the U.K., as well as concerns regarding its pension plan. We continue to like the stock as the company has aggressively cut costs, had a healthy cash position on the balance sheet at period end and continued to generate good free cash flow in our view.

Market Outlook

As we suggested in our annual letter for the period ended in October 2008, the market overshot to the downside while the economy was in freefall and there was great uncertainty about the financial system. In recent months the financial markets have benefited as credit spreads have slightly narrowed toward more normal levels and some economic data have indicated a deceleration in the rate of decline in the U.S. economy. However the health of the economy and the credit system remain fragile and vulnerable to bouts of weakness in our view. While inventory replenishment and government stimulus could provide short term boosts, we do not believe they are sustainable factors. In the meantime, auto industry restructuring, consumer and real estate credit problems and international dislocations could be disruptive. In any case we believe it is unlikely that we will see a strong economic recovery in the next few years. Similarly, we think corporate earnings will not benefit from leverage as they have in the past and, in our opinion, corporate earnings will likely remain well below recent record levels for several years. Additionally the long-term impact of a substantial increase in the government’s influence on the economy and business creates greater uncertainty in our minds. Finally, investor confidence in financial institutions and their appetite for risk probably have suffered long-term damage. Therefore, we believe returns from stocks and valuations will likely continue to be considerably below the levels of the 1980’s and 1990’s.

We have enjoyed the market’s rally off of the lows, which has been the strongest since 1975. However that rally has taken stocks to fairly valued levels in our opinion and we suspect that the market’s roller coaster ride is not over. We believe the market continues to be in somewhat uncharted economic and financial territory and could be subject to disappointment. Volatility, which has subsided, is likely to remain historically high. Thus we expect to maintain above average cash levels. In the Fund, we are always sensitive to downside risk as managing downturns is essential to enhancing the compounding benefit to long-term investment returns. This is especially the case in the current situation in which we

Janus Core, Risk-Managed and Value Funds  April 30, 2009  53

Perkins Mid Cap Value Fund (unaudited)

believe that long-term appreciation potential might be less than in the past. Additionally our higher cash levels could give us the opportunity to take advantage of unusually attractive opportunities as we did near the market bottom of March 2009.

Not surprisingly, quality has held up better in this environment. While it is possible that lower quality stocks will lead interim rallies, we believe that financially stronger companies will be longer term beneficiaries of a winnowing process in a difficult economy. In this environment we believe our traditional emphasis on strong balance sheets, positive free cash flow and below normal valuations should be especially important. To some degree, we think that was reflected in the positive return that our portfolio generated in the recent turbulent six-month period. Our investment philosophy served us relatively well in this period as it has in varying markets over the past 29 years, when compared to the Fund’s benchmark.

Thank you for your investment in Perkins Mid Cap Value Fund.

54  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

URS Corp.	0.71%
Goldcorp, Inc. (U.S. Shares)	0.49%
Temple-Inland, Inc.	0.41%
Lubrizol Corp.	0.39%
Host Hotels & Resorts, Inc.	0.38%

5 Bottom Performers – Holdings

Contribution

NCR Corp.	-0.67%
Synovus Financial Corp.	-0.63%
SunTrust Banks, Inc.	-0.54%
Kansas City Southern	-0.52%
Berkshire Hathaway, Inc. – Class B	-0.48%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	1.65%	7.31%	6.32%
Consumer Discretionary	0.98%	7.98%	12.94%
Industrials	0.96%	12.63%	7.25%
Information Technology	0.24%	9.94%	6.77%
Telecommunication Services	0.22%	1.11%	1.83%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-2.56%	23.16%	29.25%
Energy	-0.28%	11.48%	5.46%
Consumer Staples	-0.25%	7.86%	9.12%
Utilities	-0.09%	4.88%	15.82%
Health Care	-0.02%	13.65%	5.24%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  55

Perkins Mid Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Lubrizol Corp. Chemicals – Specialty	1.8%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.5%
Invesco, Ltd. Investment Management and Advisory Services	1.4%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	1.4%
Laboratory Corporation of America Holdings Medical Labs and Testing Services	1.3%

7.4%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 0.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

56  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund
Investor Shares	0.96%	–25.12%	3.26%	9.69%	11.23%	1.07%	1.07%
Institutional Shares(1)	1.12%	–24.96%	3.43%	9.84%	11.37%	1.04%	0.84%

Russell Midcap® Value Index	–6.14%	–36.76%	0.06%	3.79%	4.65%

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Mid-Cap Value Funds	–	27/320	6/192	2/67	2/56

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

Janus Services LLC has agreed to voluntarily waive all or a portion of the transfer agency fees applicable to the Fund’s Institutional Shares until at least March 1, 2010. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

See important disclosures on the next page.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  57

Perkins Mid Cap Value Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Perkins Mid Cap Value Fund – Investor Shares are those of Berger Mid Cap Value Fund – Investor Shares. The returns shown prior to April 21, 2003 for Perkins Mid Cap Value Fund – Institutional Shares are those of Berger Mid Cap Value Fund – Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund – Investor Shares for periods prior to May 17, 2002.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective February 27, 2009, Janus Mid Cap Value Fund changed its name to Perkins Mid Cap Value Fund.

*	The Fund’s inception date – August 12, 1998

(1) Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Investor Shares	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,009.00	$5.73

Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(11/1/08)	(4/30/09)	(11/1/08-4/30/08)†

Actual	$1,000.00	$1,011.20	$4.54

Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

†	Expenses are equal to the annualized expense ratio of 1.15% for Investor Shares and 0.91% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital for Institutional Shares.

58  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 88.1%
Aerospace and Defense – 0.7%
1,050,000	Rockwell Collins, Inc.	$40,267,500
Apparel Manufacturers – 0.4%
400,000	VF Corp.	23,708,000
Athletic Footwear – 0.3%
350,000	NIKE, Inc. – Class B	18,364,500
Automotive – Truck Parts and Equipment – Original – 0.8%
700,000	BorgWarner, Inc	20,265,000
1,650,000	Johnson Controls, Inc.	31,366,500
		51,631,500
Beverages – Non-Alcoholic – 0.5%
600,000	PepsiCo, Inc.	29,856,000
Beverages – Wine and Spirits – 0.5%
700,000	Brown-Forman Corp. – Class B	32,550,000
Brewery – 0.9%
1,500,000	Molson Coors Brewing Co. – Class B	57,375,000
Building – Residential and Commercial – 1.1%
1,500,000	Centex Corp.	16,410,000
1,500,000	KB Home	27,105,000
2,200,000	Pulte Homes, Inc.	25,322,000
		68,837,000
Building Products – Cement and Aggregate – 0.3%
650,000	Texas Industries, Inc.	20,787,000
Cable Television – 0.3%
1,100,000	Comcast Corp. – Class A	17,006,000
Chemicals – Specialty – 1.8%
2,600,000	Lubrizol Corp.	112,372,000
Coal – 0.5%
2,200,000	Arch Coal, Inc.	30,734,000
Commercial Banks – 1.6%
2,100,000	BB&T Corp.	49,014,000
1,150,000	City National Corp.	42,090,000
1,900,000	Synovus Financial Corp.	6,137,000
		97,241,000
Commercial Services – Finance – 0.4%
800,000	Global Payments, Inc.	25,648,000
Computer Aided Design – 0.4%
1,250,000	Autodesk, Inc.*	24,925,000
Computer Services – 0.6%
1,506,500	Perot Systems Corp. – Class A*	21,181,390
1,050,000	SRA International, Inc.*	16,159,500
		37,340,890
Computers – 0.7%
1,250,000	Hewlett-Packard Co.	44,975,000
Computers – Integrated Systems – 1.5%
1,500,000	Diebold, Inc.	39,645,000
4,900,000	NCR Corp.*	49,735,000
		89,380,000
Computers – Memory Devices – 0.6%
2,799,504	EMC Corp.*	35,077,785
Consumer Products – Miscellaneous – 0.7%
885,000	Kimberly-Clark Corp.	43,488,900
Containers – Metal and Glass – 0.5%
850,000	Ball Corp.	32,062,000
Containers – Paper and Plastic – 0.5%
2,600,000	Temple-Inland, Inc.	31,044,000
Cosmetics and Toiletries – 0.7%
900,000	Procter & Gamble Co.	44,496,000
Data Processing and Management – 0.3%
430,000	Fiserv, Inc.*	16,047,600
Distribution/Wholesale – 0.8%
1,600,000	Tech Data Corp.*	46,064,000
Diversified Operations – 1.4%
3,554,967	Tyco International, Ltd. (U.S. Shares)	84,466,016
E-Commerce/Services – 0.2%
800,000	eBay, Inc.*	13,176,000
Electric – Integrated – 3.5%
1,200,000	DPL, Inc.	26,916,000
800,000	Entergy Corp.	51,816,000
1,000,000	FirstEnergy Corp.	40,900,000
300,000	FPL Group, Inc.	16,137,000
1,560,000	PPL Corp.	46,659,600
1,100,000	Public Service Enterprise Group, Inc.	32,824,000
		215,252,600
Electric Products – Miscellaneous – 0.8%
1,400,000	Emerson Electric Co.	47,656,000
Electronic Components – Miscellaneous – 0.5%
5,000,000	Vishay Intertechnology, Inc.*	29,350,000
Electronic Components – Semiconductors – 0.3%
1,700,000	Intersil Corp. – Class A	19,720,000
Electronic Connectors – 0.8%
1,600,000	Thomas & Betts Corp.*,£	49,792,000
Electronic Forms – 0.2%
400,000	Adobe Systems, Inc.*	10,940,000
Electronic Measuring Instruments – 0.4%
1,401,200	Agilent Technologies, Inc.*	25,585,912
Engineering – Research and Development Services – 1.7%
600,000	Jacobs Engineering Group, Inc.*	22,824,000
2,000,000	McDermott International, Inc. (U.S. Shares)*	32,280,000
1,150,000	URS Corp.*	50,669,000
		105,773,000
Entertainment Software – 0.4%
1,200,000	Electronic Arts, Inc.*	24,420,000
Fiduciary Banks – 0.3%
300,000	Northern Trust Corp.	16,308,000
Finance – Investment Bankers/Brokers – 0.5%
1,887,312	Raymond James Financial, Inc.	29,611,925
Food – Miscellaneous/Diversified – 2.8%
1,000,000	General Mills, Inc.	50,690,000
1,400,000	Kellogg Co.	58,954,000
1,150,000	Kraft Foods, Inc. – Class A	26,910,000
1,850,000	Unilever PLC (ADR)	36,001,000
		172,555,000
Food – Retail – 0.7%
2,100,000	Kroger Co.	45,402,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  59

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Forestry – 0.7%
1,162,697	Weyerhaeuser Co.	$40,996,696
Gold Mining – 1.1%
2,500,000	Goldcorp, Inc. (U.S. Shares)**	68,800,000
Hotels and Motels – 0.6%
700,000	Marriott International, Inc. – Class A	16,492,000
897,900	Starwood Hotels & Resorts Worldwide Inc.	18,730,194
		35,222,194
Human Resources – 0.6%
550,000	Manpower, Inc.	23,699,500
550,000	Robert Half International, Inc.	13,211,000
		36,910,500
Industrial Gases – 0.6%
550,000	Air Products & Chemicals, Inc.	36,245,000
Instruments – Scientific – 2.5%
2,900,000	PerkinElmer, Inc.	42,253,000
2,000,000	Thermo Fisher Scientific, Inc.*	70,160,000
1,150,000	Varian, Inc.*	37,973,000
		150,386,000
Insurance Brokers – 1.4%
1,500,000	Arthur J. Gallagher & Co.	33,720,000
2,800,000	Brown & Brown, Inc.	54,488,000
		88,208,000
Internet Security – 0.4%
1,400,000	Symantec Corp.*	24,150,000
Investment Management and Advisory Services – 2.7%
2,600,100	AllianceBernstein Holding L.P.	45,553,752
550,000	Franklin Resources, Inc.	33,264,000
5,799,988	Invesco, Ltd.	85,375,823
		164,193,575
Life and Health Insurance – 1.2%
1,150,000	AFLAC, Inc.	33,223,500
1,550,000	Lincoln National Corp.	17,422,000
2,599,580	Protective Life Corp.	22,278,401
		72,923,901
Machinery – Farm – 1.0%
1,500,000	Deere & Co.	61,890,000
Medical – Biomedical and Genetic – 1.1%
1,200,000	Charles River Laboratories International Inc.*	33,180,000
836,970	Life Technologies Corp.*	31,218,981
		64,398,981
Medical – Drugs – 0.8%
1,200,000	Endo Pharmaceuticals Holdings, Inc.*	19,848,000
1,250,000	Forest Laboratories, Inc.*	27,112,500
		46,960,500
Medical – HMO – 0.4%
1,603,600	Health Net, Inc.*	23,155,984
Medical – Wholesale Drug Distributors – 1.0%
1,800,000	Cardinal Health, Inc.	60,822,000
Medical Instruments – 0.4%
650,000	St. Jude Medical, Inc.*	21,788,000
Medical Labs and Testing Services – 2.0%
1,100,000	Covance, Inc.*	43,208,000
1,250,000	Laboratory Corporation of America Holdings*	80,187,500
		123,395,500
Medical Products – 2.5%
1,600,000	Covidien, Ltd.	52,768,000
500,000	Henry Schein, Inc.*	20,520,000
1,150,000	Hospira, Inc.*	37,800,500
964,359	Zimmer Holdings, Inc.*	42,422,152
		153,510,652
Metal – Copper – 0.6%
900,000	Freeport-McMoRan Copper & Gold Inc. – Class B	38,385,000
Metal Processors and Fabricators – 0.5%
901,571	Kaydon Corp.£	28,814,209
Multi-Line Insurance – 2.2%
3,000,000	Allstate Corp.	69,990,000
6,500,000	Old Republic International Corp.	60,905,000
		130,895,000
Multimedia – 1.1%
1,100,000	McGraw-Hill Cos., Inc.	33,165,000
1,600,000	Viacom, Inc. – Class B*	30,784,000
		63,949,000
Networking Products – 0.5%
1,689,315	Polycom, Inc.*	31,488,832
Non-Hazardous Waste Disposal – 0.5%
1,500,000	Republic Services, Inc.	31,500,000
Oil – Field Services – 0.5%
650,000	Schlumberger, Ltd. (U.S. Shares)	31,843,500
Oil and Gas Drilling – 0.7%
650,696	Transocean, Ltd. (U.S. Shares)*	43,908,966
Oil Companies – Exploration and Production – 5.6%
1,150,000	Anadarko Petroleum Corp.	49,519,000
299,800	Bill Barrett Corp.*	7,788,804
400,000	Cabot Oil & Gas Corp.	12,076,000
1,100,000	Devon Energy Corp.	57,035,001
300,000	EnCana Corp. (U.S. Shares)	13,719,000
1,400,000	EQT Corp.	47,082,000
3,450,028	Forest Oil Corp.*	55,200,448
800,000	Noble Energy, Inc.	45,400,000
1,450,000	SandRidge Energy, Inc.*	11,832,000
1,200,000	St. Mary Land & Exploration Co.	21,444,000
500,000	Ultra Petroleum Corp. (U.S. Shares)*	21,400,000
		342,496,253
Oil Companies – Integrated – 0.9%
950,000	Hess Corp.	52,050,500
Paper and Related Products – 1.2%
1,391,900	Potlatch Corp.	40,935,779
900,000	Rayonier, Inc.	34,758,000
		75,693,779
Pipelines – 1.9%
750,000	Kinder Morgan Energy Partners L.P.	35,820,000
1,850,000	Plains All American Pipeline L.P.	78,329,000
		114,149,000

See Notes to Schedules of Investments and Financial Statements.

60  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Property and Casualty Insurance – 0.9%
1,601,200	Mercury General Corp.	$54,088,536
Reinsurance – 2.5%
30,500	Berkshire Hathaway, Inc. – Class B*	93,482,500
778,200	Everest Re Group, Ltd.	58,084,848
		151,567,348
REIT – Apartments – 1.0%
600,000	Avalonbay Communities, Inc.	34,086,000
1,200,000	Equity Residential	27,468,000
		61,554,000
REIT – Health Care – 0.4%
850,000	Ventas, Inc.	24,344,000
REIT – Hotels – 0.4%
3,300,000	Host Hotels & Resorts, Inc.	25,377,000
REIT – Mortgage – 0.6%
2,050,000	Redwood Trust, Inc.	33,353,500
REIT – Office Property – 0.7%
400,000	Boston Properties, Inc.	19,768,000
500,000	Mack-Cali Realty Corp.	13,430,000
500,000	SL Green Realty Corp.	8,830,000
		42,028,000
REIT – Storage – 0.6%
550,000	Public Storage	36,773,000
REIT – Warehouse/Industrial – 0.5%
1,600,000	AMB Property Corp.	30,544,000
Retail – Apparel and Shoe – 0.5%
1,400,000	American Eagle Outfitters, Inc.	20,748,000
500,000	Men’s Wearhouse, Inc.	9,320,000
		30,068,000
Retail – Automobile – 0.3%
600,000	Copart, Inc.*	18,834,000
Retail – Drug Store – 1.4%
1,650,000	CVS Caremark Corp.	52,437,000
1,100,000	Walgreen Co.	34,573,000
		87,010,000
Savings/Loan/Thrifts – 1.8%
1,854,374	NewAlliance Bancshares, Inc.	23,939,968
3,300,000	People’s United Financial, Inc.**	51,546,000
2,500,000	Washington Federal, Inc.	32,450,000
		107,935,968
Schools – 0.6%
600,000	Apollo Group, Inc. – Class A*	37,770,000
Semiconductor Components/Integrated Circuits – 0.5%
1,400,000	Analog Devices, Inc.	29,792,000
Semiconductor Equipment – 0.8%
4,000,000	Applied Materials, Inc.	48,840,000
Super-Regional Banks – 1.6%
950,000	PNC Financial Services Group, Inc.	37,715,000
1,800,000	SunTrust Banks, Inc.	25,992,000
1,700,000	U.S. Bancorp	30,974,000
		94,681,000
Telephone – Integrated – 0.6%
1,250,000	CenturyTel, Inc.	33,937,500
Tools – Hand Held – 0.5%
190,900	Snap-On, Inc.	6,475,328
550,000	Stanley Works	20,916,500
		27,391,828
Toys – 0.4%
1,700,000	Mattel, Inc.	25,432,000
Transportation – Railroad – 1.3%
2,450,000	Kansas City Southern*	37,362,500
800,000	Union Pacific Corp.	39,312,000
		76,674,500
Wireless Equipment – 0.7%
3,000,000	Nokia OYJ (ADR)	42,420,000
X-Ray Equipment – 0.4%
1,800,000	Hologic, Inc.*	26,748,000

Total Common Stock (cost $6,048,814,899)		5,367,582,830

Purchased Options – Puts – 0.8%
39,809	iShares Russell Mid-Cap Value Index expires May 2009 exercise price $27.82	4,816,889
24,704	iShares Russell Mid-Cap Value Index expires June 2009 exercise price $30.00**	7,584,128
32,116	iShares Russell Mid-Cap Value Index expires July 2009 exercise price $13.56**	96,348
32,116	iShares Russell Mid-Cap Value Index expires July 2009 exercise price $22.60**	1,991,192
6,348	iShares Russell Mid-Cap Value Index expires August 2009 exercise price $27.82**	1,733,004
7,934	Mid-Cap SPDR Trust Series 1 expires August 2009 exercise price $91.30**	4,458,908
980	Russell Mid-Cap Value Index expires May 2009 exercise price $613.83	1,203,058
1,378	Russell Mid-Cap Value Index expires July 2009 exercise price $318.93**	51,964
1,378	Russell Mid-Cap Value Index expires July 2009 exercise price $531.55**	1,887,681
2,644	Russell Mid-Cap Value Index expires July 2009 exercise price $577.50**	6,800,421
1,500	Russell Mid-Cap Value Index expires August 2009 exercise price $505.89**	2,646,690
1,388	Russell Mid-Cap Value Index expires August 2009 exercise price $542.75**	3,675,632
358	S&P Mid-Cap 400® Index expires May 2009 exercise price $541.80	613,970
1,725	S&P Mid-Cap 400® Index expires June 2009 exercise price $272.66**	26,168

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  61

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
1,725	S&P Mid-Cap 400® Index expires June 2009 exercise price $454.44**	$989,201
478	S&P Mid-Cap 400® Index expires June 2009 exercise price $550.35	1,269,845
1,794	S&P Mid-Cap 400® Index expires July 2009 exercise price $509.60**	3,804,608
1,685	S&P Mid-Cap 400® Index expires August 2009 exercise price $279.14**	154,312
1,685	S&P Mid-Cap 400® Index expires August 2009 exercise price $465.24**	2,805,795

Total Purchased Options – Puts (premiums paid $148,960,023)		46,609,814

Repurchase Agreements – 10.9%
$500,000,000	Calyon, New York, 0.2500% dated 4/30/09, maturing 5/1/09 to be repurchased at $500,003,472 collateralized by $476,180,200 in U.S. Treasuries 0% – 7.5000%, 6/15/09 – 1/15/29 with a value of $510,000,031	500,000,000
166,925,000	ING Financial Markets LLC, 0.2500% dated 4/30/09, maturing 5/1/09 to be repurchased at $166,926,159 collateralized by $117,034,641 in Corporate Bonds 7.8750% – 9.1250%, 5/15/18 – 8/15/21 with a value of $170,266,148	166,925,000

Total Repurchase Agreements (cost $666,925,000)		666,925,000

Total Investments (total cost $6,864,699,922) – 99.8%		6,081,117,644

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		13,870,013

Net Assets – 100%		$6,094,987,657

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$196,228,671	3.2%
Canada	103,919,000	1.7%
Finland	42,420,000	0.7%
Netherlands	31,843,500	0.5%
Panama	32,280,000	0.6%
Switzerland	128,374,982	2.1%
United Kingdom	36,001,000	0.6%
United States††	5,510,050,491	90.6%

Total	$6,081,117,644	100.0%

††	Includes Short-Term Securities (79.6% excluding Short-Term Securities)

Schedule of Written Options – Puts	Value

iShares Russell Mid-Cap Value Index expires June 2009 12,352 contracts exercise price $27.85	$(1,161,088)
iShares Russell Mid-Cap Value Index expires July 2009 64,232 contracts exercise price $18.08	(1,091,944)
iShares Russell Mid-Cap Value Index expires August 2009 3,174 contracts exercise price $23.32	(365,010)
Mid-Cap SPDR Trust Series 1 expires August 2009 3,967 contracts exercise price $80.34	(1,158,364)
Russell Mid-Cap Value Index expires July 2009 2,756 contracts exercise price $425.24	(842,730)
Russell Mid-Cap Value Index expires July 2009 1,322 contracts exercise price $484.00	(1,032,601)
Russell Mid-Cap Value Index expires August 2009 750 contracts exercise price $423.98	(512,062)
Russell Mid-Cap Value Index expires August 2009 694 contracts exercise price $465.21	(728,464)
S&P Mid-Cap 400® Index expires June 2009 3,450 contracts exercise price $363.55	(334,167)
S&P Mid-Cap 400® Index expires July 2009 713 contracts exercise price $457.60	(685,207)
S&P Mid-Cap 400® Index expires August 2009 3,370 contracts exercise price $372.19	(1,561,591)

Total Written Options – Puts
(Premiums received $46,264,827)	$(9,473,228)

See Notes to Schedules of Investments and Financial Statements.

62  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Perkins Small Cap Value Fund (unaudited)	Ticker: JSCVX

Fund Snapshot
This Fund searches for small and what the portfolio managers consider to be out-of-favor companies misunderstood by the broader investment community.

Managed by
Perkins Investment
Management LLC

Performance Overview

During the six months ended April 30, 2009, Perkins Small Cap Value Fund’s Investor Shares and Institutional Shares returned 0.79% and 0.90%, respectively, versus a 12.60% decline for the Fund’s benchmark, the Russell 2000® Value Index and an 8.40% decline for the broader Russell 2000® Index.

Economic Environment

The stock market has experienced a wild roller coaster ride over the past six months. Continuing fallout from the credit crisis and concerns the recession may be very deep and prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued through April brought the market back to fair value in our view. The U.S. market’s recovery off 12-year lows reached in early March was very strong, but only partially eased the losses for the six-month period. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted but still above normal level through period end. Although the financials sector was the best performing group since the markets began rallying in March, it was the worst for the six-month period followed distantly by industrials. Information technology and telecommunication services were the best relative performers. Large-cap indices outperformed small-caps, but mid-caps performed relatively the best.

Massive fiscal and monetary stimulus have served to narrow historically high credit spreads and moderate the pace of economic decline. We agree with the characterization of the financial system as being out of the emergency room and now in intensive care. We believe the steps taken by U.S. and foreign monetary and governmental authorities have begun to have some positive impact and might be sufficient to stabilize global markets and economies. However, we also believe the economic financial system remains fragile and subject to negative surprises. The deleveraging of financial and consumer balance sheets will be a lengthy multiyear process and will inhibit growth for that time span in our view. Fourth quarter Gross Domestic Product (GDP) fell over 6% and we believe first quarter GDP is likely to have had a similar decline when the final numbers are released. The recession reached 18 months in duration through April, making it the longest since the 1930s. Meanwhile, the World Bank forecasts that the global economy will shrink for the first time since World War II. In the U.S., we believe real estate prices are likely to fall further and unemployment, while a lagging indicator, could rise above 10% and pressure personal income over the near term.

Portfolio Manager Added

In March, we were joined by a third co-portfolio manager, Justin Tugman. Justin joined Perkins in 2004 as an equity research analyst focusing on the energy and utilities sectors, which will continue to be his primary responsibility for the foreseeable future. During his tenure, he has worked closely with us and proven himself to be a significant asset to our investment team.

Investment Approach

As has been the case throughout this market’s downturn, our standard investment approach emphasizing balance sheet strength, strong free cash flow and stock valuations assuming relatively low expectations has allowed the Fund to hold up relatively well. During the period, the Fund’s outperformance was primarily driven by positive stock selection. As testament to our investment process, our financial and energy holdings, the two weakest sectors in the period, were among the Fund’s top relative performers. Our overweight position in information technology also provided a boost to comparable returns. On a negative note, individual detractors included select financial, consumer discretionary and healthcare companies.

In terms of sector positioning, the relative exposures remained as they have for some time. We remained overweight healthcare, technology and energy. Underweight sectors included financials and utilities. We reduced our exposure in the consumer discretionary sector on strength as the risk/reward profiles deteriorated while the fundamentals remained, in large part, unchanged in our view. On the margin, we added to positions in technology, energy and select regional banks.

Holdings That Contributed to Performance

Construction and engineering companies, URS Corp. and Sterling Construction, were two of the Fund’s larger contributors during the period. We added to both early in the period near their 52-week lows feeling that our downside, with Sterling in particular, was relatively limited. Many stocks within this group outperformed on speculation that the proposed U.S. Government stimulus package would include an infrastructure rebuild component. URS was higher as it won

Janus Core, Risk-Managed and Value Funds  April 30, 2009  63

Perkins Small Cap Value Fund (unaudited)

several contracts late in 2008, which resulted in a major increase in the company’s backlog. Sterling, on the other hand, has had fewer wins as their peers aggressively bid for early contracts. While we think the fundamentals are attractive for both, their valuations and risk/rewards are currently less so, and so we reduced our positions.

Chico’s, a women’s clothing retailer, can be viewed as a relatively extreme example of what occurred in the consumer discretionary sector. Six months ago, the sector had underperformed all others, and we were able to add to select positions at prices approaching net cash on companies’ balance sheets. In Chico’s case, the stock bounced over 300% off of those lows. While we’ve been underweight the sector for the last couple of years, our opportunistic buys took us to an overweight position during the period. It was short lived, however, as we sold into the strength and ended the period once again relatively underexposed as prices and valuations at period end did not adequately discount enough of the risk of a disappointing 2010 in our view.

Tech Data Corp., a technology distributor, benefited from the strength in the technology sector overall late in the period. The company had traded at a price significantly below its book value in late 2008 through mid-March. As the overall market moved toward new lows in the period, we felt as though cash rich technology companies that remained free cash flow positive provided relatively less downside risk than other areas and continued to add to our exposure. Investor speculation that corporate spending cuts in technology may have reached a bottom provided a boost for many technology companies late in the period. If that ends up being the case, Tech Data should continue to be supported in our view. However, with the stock trading closer to its book value at period end, we felt a smaller position was more prudent. We pared back other technology holdings on strength as well, but remained overweight.

Holdings That Detracted From Performance

Financials remained center stage as the sector struggled for much of the period. Concerns over bank balance sheets, capital needs and government bailouts dominated sentiment for this group. A notable underperformer for the period was commercial bank Synovus Financial Corp. We continued to focus on what we believe are the higher quality players in this group that we think have the liquidity to weather the current financial crisis. While we would deem Synovus as lesser quality relative to the rest of our bank holdings, the firm had the benefit of a large capital cushion entering the downturn. While much of that cushion has been used, with the current valuation where it is, the market seems to doubt the bank’s survival. We disagree, and maintained a relatively small position at period end.

Cedar Fair, which owns and operates amusement and water parks in the U.S. and Canada, declined amid concerns over slowing consumer spending trends, although it rebounded off of its period lows. We reduced our position during the period as our downside price target was lowered due to the potential for it to lower its distribution, which occurred late in the period, as the company conserved capital to better manage its debt levels. We think the stock price at the end of April better reflects the risk of further dividend reductions, so we maintained a small position at period end.

Hill-Rom Holdings, a hospital products provider, struggled during the period due to lower hospital budgets. In retrospect, we should have identified earlier, the highly discretionary nature of their products and reduced our position early in the period. That being said, the company is historically a low-cost producer, has maintained market share and we think spending will eventually return. We added to our position on weakness because, in our view, most of the near-term bad news was being priced in the stock at period end and its longer term risk/reward was more favorable to us.

Market Outlook

As we suggested in our annual letter for the period ended in October 2008, the market overshot to the downside while the economy was in freefall and there was great uncertainty about the financial system. In recent months the financial markets have benefited as credit spreads have narrowed toward more normal levels and some economic data have indicated a deceleration in the rate of decline in the U.S. economy. However the health of the economy and the credit system remain fragile and vulnerable to bouts of weakness in our view. While inventory replenishment and government stimulus could provide short term boosts, we do not believe they are sustainable factors. In the meantime, auto industry restructuring, consumer and real estate credit problems and international dislocations could be disruptive. In any case we believe it is unlikely that we will see a strong economic recovery in the next few years. Similarly, we think corporate earnings will not benefit from leverage as they have in the past and, in our opinion, corporate earnings will likely remain well below recent record levels for several years. Additionally the long-term impact of a substantial increase in the U.S. Government’s influence on the economy and business creates greater uncertainty in our minds. Finally, investor confidence in financial institutions and appetite for risk probably have suffered long term damage. Therefore, we believe returns from stocks and valuations will likely

64  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

continue to be considerably below the levels of the 1980’s and 1990’s.

We have enjoyed the market’s rally off of the lows, which has been the strongest since 1975. However that rally has taken stocks to fairly valued levels in our opinion, and we suspect that the market’s roller coaster ride is not over. We believe the market continues to be in somewhat uncharted economic and financial territory and could be subject to disappointment. Volatility, which has subsided, is likely to remain historically high. Thus we expect to maintain above average cash levels. In the Fund, we are sensitive to downside risk as managing downturns is essential to enhancing the compounding benefit to long-term investment returns. This is especially the case in the current situation in which we believe that long-term appreciation potential might be less than in the past. Additionally our higher cash levels could give us the opportunity to take advantage of unusually attractive opportunities as we did near the market bottom of March 2009.

Not surprisingly, quality has held up better in this environment. While it is possible that lower quality stocks will lead interim rallies, we believe that financially stronger companies will be longer term beneficiaries of a winnowing process in a difficult economy. In this environment we believe our traditional emphasis on strong balance sheets, positive free cash flow and below normal valuations should be especially important. To some degree, we think that was reflected in the positive return that our portfolio generated in the recent turbulent six-month period. Our investment philosophy served us relatively well in this period, as it has in varying markets over the past 29 years, when compared to the Fund’s benchmark.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  65

Perkins Small Cap Value Fund (unaudited)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Temple-Inland, Inc.	0.58%
URS Corp.	0.57%
Tech Data Corp.	0.52%
Chico’s FAS, Inc.	0.49%
Sterling Construction Co., Inc.	0.39%

5 Bottom Performers – Holdings

Contribution

Synovus Financial Corp.	-1.31%
Cedar Fair L.P.	-1.06%
Hill-Rom Holdings, Inc.	-0.78%
Wilmington Trust Corp.	-0.73%
Kansas City Southern	-0.66%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Information Technology	1.13%	17.88%	11.76%
Materials	0.87%	4.69%	4.55%
Industrials	0.69%	13.02%	14.28%
Consumer Discretionary	0.60%	9.20%	10.01%
Telecommunication Services	0.18%	0.72%	0.95%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	-1.65%	28.91%	37.27%
Health Care	-1.56%	14.01%	5.44%
Energy	-0.21%	10.01%	2.74%
Consumer Staples	-0.10%	1.55%	4.98%
Utilities	0.00%	0.00%	8.02%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

66  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Old Republic International Corp. Multi-Line Insurance	2.5%
Lubrizol Corp. Chemicals – Specialty	2.1%
Washington Federal, Inc. Savings/Loan/Thrifts	1.8%
NewAlliance Bancshares, Inc. Savings/Loan/Thrifts	1.7%
Tech Data Corp. Distribution/Wholesale	1.6%

9.7%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Top County Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus Core, Risk-Managed and Value Funds  April 30, 2009  67

Perkins Small Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009					Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund
Investor Shares	0.79%	–16.95%	2.85%	8.20%	1.03%	1.03%
Institutional Shares(1)	0.90%	–16.72%	3.08%	8.47%	1.02%	0.82%

Russell 2000® Value Index	–12.60%	–31.37%	–1.42%	5.50%

Lipper Quartile	–	1st	1st	1st

Lipper Ranking – based on total return for Small-Cap Core Funds	–	7/763	39/496	7/125

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

Janus Services LLC has agreed to voluntarily waive all or a portion of the transfer agency fees applicable to the Fund’s Institutional Shares until at least March 1, 2010. Returns shown include fee waivers, if any, and without such waivers, the Fund’s returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

68  Janus Core, Risk-Managed and Value Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Perkins Small Cap Value Fund – Investor Shares are those of Berger Small Cap Value Fund – Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund – Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Perkins Small Cap Value Fund – Institutional Shares are those of Berger Small Cap Value Fund – Institutional Shares for the periods prior to April 21, 2003.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective December 31, 2008, Janus Small Cap Value Fund changed its name to Perkins Small Cap Value Fund.

(1) Perkins Small Cap Value Fund – Institutional Shares is closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Investor Shares	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,007.90	$5.73

Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,009.00	$4.33

Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

†	Expenses are equal to the annualized expense ratio of 1.15% for Investor Shares and 0.87% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital for Institutional Shares.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  69

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 85.0%
Apparel Manufacturers – 0.7%
490,000	Volcom, Inc.*	$6,610,100
Applications Software – 1.0%
440,000	Progress Software Corp.*	9,323,600
Building – Heavy Construction – 0.5%
224,872	Sterling Construction Co., Inc.*	4,220,847
Building – Mobile Home and Manufactured Homes – 0.4%
400,000	Winnebago Industries	3,524,000
Chemicals – Specialty – 2.1%
450,000	Lubrizol Corp.	19,449,000
Circuit Boards – 0.9%
1,075,000	TTM Technologies, Inc.*	7,976,500
Commercial Banks – 3.9%
120,000	Bank of Hawaii Corp.	4,216,800
215,000	City National Corp.	7,869,000
1,200,000	F.N.B. Corp.	9,024,000
670,000	Glacier Bancorp, Inc.	10,264,400
1,700,000	Synovus Financial Corp.	5,491,000
		36,865,200
Commercial Services – 0.6%
841,300	ICT Group, Inc.*,£	5,956,404
Commercial Services – Finance – 0.7%
210,000	Global Payments, Inc.	6,732,600
Computer Services – 0.7%
450,000	SRA International, Inc.*	6,925,500
Computers – Integrated Systems – 2.3%
450,000	Diebold, Inc.	11,893,500
920,000	NCR Corp.*	9,338,000
		21,231,500
Consulting Services – 2.3%
250,000	Advisory Board Co.*	4,660,000
325,000	CRA International, Inc.*	7,585,500
85,000	MAXIMUS, Inc.	3,428,050
400,000	Navigant Consulting, Inc.*	5,884,000
		21,557,550
Containers – Paper and Plastic – 1.6%
350,000	Sonoco Products Co.	8,543,500
570,000	Temple-Inland, Inc.	6,805,800
		15,349,300
Data Processing and Management – 0.4%
220,000	Fair Isaac Corp.	3,700,400
Decision Support Software – 0.8%
1,000,000	Wind River Systems, Inc.*	7,330,000
Direct Marketing – 1.1%
1,200,000	Harte-Hanks, Inc.	9,912,000
Distribution/Wholesale – 2.2%
250,000	Fossil, Inc.*	5,040,000
525,000	Tech Data Corp.*	15,114,750
		20,154,750
Electric Products – Miscellaneous – 0.8%
450,000	Littelfuse, Inc.*	7,375,500
Electronic Components – Miscellaneous – 0.6%
900,000	Vishay Intertechnology, Inc.*	5,283,000
Electronic Components – Semiconductors – 1.3%
575,000	Intersil Corp. – Class A	6,670,000
425,000	Microsemi Corp.*	5,703,500
		12,373,500
Electronic Connectors – 0.6%
180,000	Thomas & Betts Corp.*	5,601,600
Engineering – Research and Development Services – 0.6%
125,000	URS Corp.*	5,507,500
Enterprise Software/Services – 1.0%
1,050,000	Omnicell, Inc.*	9,240,000
Filtration and Separations Products – 0.5%
150,000	Donaldson Co., Inc.	4,948,500
Food – Retail – 0.3%
250,000	Winn-Dixie Stores, Inc.*	2,865,000
Footwear and Related Apparel – 1.0%
230,000	Skechers U.S.A., Inc. – Class A*	2,691,000
330,000	Wolverine World Wide, Inc.	6,873,900
		9,564,900
Hospital Beds and Equipment – 1.5%
1,075,000	Hill-Rom Holdings, Inc.	13,953,500
Human Resources – 1.0%
550,000	MPS Group, Inc.*	4,422,000
200,000	Robert Half International, Inc.	4,804,000
		9,226,000
Industrial Automation and Robotics – 0.8%
510,000	Cognex Corp.	7,175,700
Instruments – Scientific – 2.6%
850,000	PerkinElmer, Inc.	12,384,500
370,000	Varian, Inc.*	12,217,400
		24,601,900
Insurance Brokers – 1.4%
675,000	Brown & Brown, Inc.	13,135,500
Investment Management and Advisory Services – 0.9%
500,000	AllianceBernstein Holding L.P.	8,760,000
Lasers – Systems and Components – 0.7%
730,000	Electro Scientific Industries, Inc.*	6,278,000
Life and Health Insurance – 0.7%
750,000	Protective Life Corp.	6,427,500
Machinery – General Industrial – 1.3%
700,000	Albany International Corp. – Class A	6,496,000
160,000	Wabtec Corp.	6,102,400
		12,598,400
Machinery – Pumps – 0.8%
300,000	Graco, Inc.	7,077,000
Medical – Biomedical and Genetic – 0.6%
200,000	Charles River Laboratories International, Inc.*	5,530,000
Medical – Generic Drugs – 1.1%
390,000	Perrigo Co.	10,108,800
Medical Imaging Systems – 0.6%
550,000	Vital Images, Inc.*	5,571,500

See Notes to Schedules of Investments and Financial Statements.

70  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Medical Information Systems – 0.4%
65,000	Cerner Corp.*	$3,497,000
Medical Instruments – 0.6%
467,997	Angiodynamics, Inc.*	5,929,522
Medical Labs and Testing Services – 0.9%
225,000	Covance, Inc.*	8,838,000
Medical Laser Systems – 0.7%
1,080,000	LCA-Vision, Inc.£	6,210,000
Medical Products – 1.4%
590,000	PSS World Medical, Inc.*	8,566,800
150,000	West Pharmaceutical Services, Inc.	4,897,500
		13,464,300
Medical Sterilization Products – 0.8%
300,000	STERIS Corp.	7,230,000
Metal Processors and Fabricators – 1.3%
390,000	Kaydon Corp.	12,464,400
Multi-Line Insurance – 2.5%
2,500,000	Old Republic International Corp.	23,425,000
Networking Products – 0.7%
365,200	Polycom, Inc.*	6,807,328
Office Furnishings – Original – 0.4%
220,000	HNI Corp.	3,410,000
Oil – Field Services – 1.0%
305,000	CARBO Ceramics, Inc.	9,366,550
Oil Companies – Exploration and Production – 2.6%
81,500	Bill Barrett Corp.*	2,117,370
270,000	Cabot Oil & Gas Corp.	8,151,300
650,000	Forest Oil Corp.*	10,400,000
225,000	St. Mary Land & Exploration Co.	4,020,750
		24,689,420
Oil Field Machinery and Equipment – 0.7%
200,000	Lufkin Industries, Inc.	6,980,000
Paper and Related Products – 3.4%
715,000	Glatfelter	6,349,200
400,000	Potlatch Corp.	11,764,000
355,000	Rayonier, Inc.	13,710,100
		31,823,300
Pipelines – 2.8%
220,000	Magellan Midstream Partners L.P.	7,348,000
825,000	Western Gas Partners L.P.	12,531,750
375,000	Williams Partners L.P.	6,431,250
		26,311,000
Property and Casualty Insurance – 2.1%
250,000	Infinity Property & Casualty Corp.	8,810,000
140,000	Navigators*	6,353,200
100,000	RLI Corp.	4,803,000
		19,966,200
Radio – 0.2%
1,000,000	Entercom Communications Corp.	1,660,000
Reinsurance – 1.1%
400,000	IPC Holdings, Ltd.£	10,416,000
REIT – Apartments – 1.1%
235,000	BRE Properties, Inc. – Class A	5,773,950
125,000	Mid-America Apartment Communities, Inc.	4,623,750
		10,397,700
REIT – Hotels – 0.8%
1,225,000	DiamondRock Hospitality Co.	7,950,250
REIT – Mortgage – 0.9%
500,000	Redwood Trust, Inc.	8,135,000
REIT – Office Property – 1.3%
220,000	Mack-Cali Realty Corp.	5,909,200
450,000	Parkway Properties, Inc.	6,241,500
		12,150,700
Resorts and Theme Parks – 0.4%
350,000	Cedar Fair L.P.	3,986,500
Retail – Apparel and Shoe – 1.0%
225,000	American Eagle Outfitters, Inc.	3,334,500
350,000	Chico’s FAS, Inc.*	2,674,000
170,000	Men’s Wearhouse, Inc.	3,168,800
		9,177,300
Retail – Convenience Stores – 0.9%
310,000	Casey’s General Stores, Inc.	8,249,100
Retail – Leisure Products – 0.3%
670,000	MarineMax, Inc.*	3,048,500
Retail – Propane Distribution – 0.9%
375,000	Inergy L.P.	8,662,500
Savings/Loan/Thrifts – 5.4%
647,918	Dime Community Bancshares	5,403,636
925,685	First Niagara Financial Group, Inc.	12,533,775
1,250,000	NewAlliance Bancshares, Inc.	16,137,500
1,300,000	Washington Federal, Inc.	16,874,000
		50,948,911
Semiconductor Components/Integrated Circuits – 0.3%
250,000	Emulex Corp.*	2,617,500
Semiconductor Equipment – 0.7%
600,000	Verigy, Ltd.*	6,600,000
Telecommunication Services – 0.7%
600,000	Premiere Global Services, Inc.*	6,324,000
Tools – Hand Held – 1.3%
110,000	Snap-On, Inc.	3,731,200
220,000	Stanley Works	8,366,600
		12,097,800
Transactional Software – 0.8%
975,000	Bottomline Tehcnologies, Inc.*	7,653,750
Transportation – Marine – 0.7%
225,000	Kirby Corp.*	6,943,500
Transportation – Railroad – 1.0%
600,000	Kansas City Southern*	9,150,000

Total Common Stock (cost $901,464,413)		796,603,582

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  71

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Repurchase Agreement – 13.2%
$123,197,000	ING Financial Markets LLC, 0.2500% dated 4/30/09, maturing 5/1/09 to be repurchased at $123,197,856 collateralized by $86,376,017 in Corporate Bonds 7.8750% – 9.1250%, 5/15/18 – 8/15/21 with a value of $125,662,894 (cost $123,197,000)	$123,197,000

Total Investments (total cost $1,024,661,413) – 98.2%		919,800,582

Cash, Receivables and Other Assets, net of Liabilities – 1.8%		16,999,304

Net Assets – 100%		$936,799,886

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$10,416,000	1.1%
United States††	909,384,582	98.9%

Total	$919,800,582	100.0%

††	Includes Short-Term Securities (85.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

72  Janus Core, Risk-Managed and Value Funds  April 30, 2009

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Janus Core, Risk-Managed and Value Funds  April 30, 2009  73

Statements of Assets and Liabilities

As of April 30, 2009 (unaudited)	Janus Balanced	Janus Contrarian
(all numbers in thousands except net asset value per share)	Fund	Fund

Assets:
Investments at cost	$2,735,141	$4,033,523
Unaffiliated investments at value	$2,632,388	$3,098,622
Affiliated money market investments	90,849	109,898
Repurchase agreements	–	–
Cash	782	–
Cash denominated in foreign currency(5)	1,227	11,180
Restricted cash (Note 1)	–	19,180
Receivables:
Investments sold	82,870	6,650
Fund shares sold	3,050	2,576
Dividends	4,710	2,852
Interest	14,045	126
Non-interested Trustees’ deferred compensation	64	77
Other assets	69	33
Forward currency contracts	319	–
Total Assets	2,830,373	3,251,194
Liabilities:
Payables:
Options written, at value(6)	–	24,320
Due to Custodian	–	407
Investments purchased	176,008	22,433
Fund shares repurchased	1,774	2,781
Dividends and distributions	27	14
Advisory fees	1,167	1,234
Transfer agent fees and expenses	763	1,127
Administrative services fees	–	–
Non-interested Trustees’ fees and expenses	–	32
Non-interested Trustees’ deferred compensation fees	64	77
Accrued expenses and other payables	267	436
Forward currency contracts	1,100	1,143
Total Liabilities	181,170	54,004
Net Assets	$2,649,203	$3,197,190
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,758,216	$5,071,885
Undistributed net investment income/(loss)*	21,460	8,849
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(117,807)	(1,053,339)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(12,666)	(830,205)
Total Net Assets	$2,649,203	$3,197,190
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,811	327,861
Net Asset Value Per Share	$20.57	$9.75
Net Assets – Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets – Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

*	See Note 3 in Notes to Financial Statements.

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.
(3)	Formerly named Janus Mid Cap Value Fund.
(4)	Formerly named Janus Small Cap Value Fund.
(5)	Includes cost of $1,231,823, $11,166,050 and $2,192,941 for Janus Balanced Fund, Janus Contrarian Fund and Janus Growth and Income Fund, respectively.
(6)	Includes premiums of $20,337,978 and $46,264,827 on written options for Janus Contrarian Fund and Perkins Mid Cap Value Fund.

See Notes to Financial Statements.

74  Janus Core, Risk-Managed and Value Funds  April 30, 2009

	Janus Growth
Janus Research	and	INTECH Risk-Managed	Perkins Mid Cap	Perkins Small Cap
Core Fund(1)	Income Fund	Core Fund(2)	Value Fund(3)	Value Fund(4)

$582,987	$3,431,655	$220,369	$6,864,700	$1,024,661
$469,389	$3,097,385	$206,076	$5,414,193	$796,604
102	45,338	469	–	–
–	–	–	666,925	123,197
–	108	1	3,736	558
–	2,193	–	–	–
–	–	–	–	–

1,017	–	6,377	107,274	12,772
100	764	63	13,687	8,146
999	9,732	381	6,588	733
–	1,861	–	5	1
11	76	5	147	22
–	48	–	379	133
86	726	–	–	–
471,704	3,158,231	213,372	6,212,934	942,166

–	–	–	9,473	–
–	–	–	–	–
–	21,068	6,169	97,487	3,806
403	737	122	4,810	559
1	–	2	–	–
226	1,541	58	4,160	474
187	1,454	92	952	126
N/A	N/A	8	236	142
6	12	5	–	3
11	76	5	147	22
137	317	173	681	234
442	2,253	–	–	–
1,413	27,458	6,634	117,946	5,366
$470,291	$3,130,773	$206,738	$6,094,988	$936,800

$715,066	$4,493,309	$317,748	$7,587,423	$1,146,494
2,653	12,267	2,140	22,514	8,178
(133,571)	(1,084,196)	(99,325)	(768,102)	(113,003)
(113,857)	(290,607)	(13,825)	(746,847)	(104,869)
$470,291	$3,130,773	$206,738	$6,094,988	$936,800
32,381	140,684	22,749
$14.52	$22.25	$9.09
			$5,813,578	$358,028
			369,667	22,343
			$15.73	$16.02
			$281,410	$578,772
			17,778	35,647
			$15.83	$16.24

Janus Core, Risk-Managed and Value Funds  April 30, 2009  75

Statements of Operations

For the six-month period ended April 30, 2009 (unaudited)	Janus Balanced	Janus Contrarian
(all numbers in thousands)	Fund	Fund

Investment Income:
Interest	$31,571	$1,018
Securities lending income	3	5
Dividends	14,566	25,742
Dividends from affiliates	133	496
Foreign tax withheld	(985)	(1,257)
Total Investment Income	45,288	26,004
Expenses:
Advisory fees	6,554	8,832
Transfer agent fees and expenses	2,894	4,028
Registration fees	129	33
Custodian fees	63	400
Audit fees	17	20
Postage fees	194	291
Non-interested Trustees’ fees and expenses	8	36
Short Sale Dividend Expense	–	668
Stock Loan Fees	–	214
Printing expenses	18	18
Administrative services fees	N/A	N/A
Other expenses	104	115
Non-recurring costs (Note 2)	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–
Total Expenses	9,981	14,655
Expense and Fee Offset	(1)	(20)
Net Expenses	9,980	14,635
Less: Excess Expense Reimbursement	–	–
Net Expenses after Expense Reimbursement	9,980	14,635
Net Investment Income/(Loss)	35,308	11,369
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(65,820)	(877,977)
Net realized gain/(loss) from short sales	–	(5,566)
Net realized gain/(loss) from options contracts	–	(205,322)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	171,180	770,191
Net Gain/(Loss) on Investments	105,360	(318,674)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$140,668	$(307,305)

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.
(3)	Formerly named Janus Mid Cap Value Fund.
(4)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

76  Janus Core, Risk-Managed and Value Funds  April 30, 2009

	Janus Growth
Janus Research	and	INTECH Risk-Managed	Perkins Mid Cap	Perkins Small Cap
Core Fund(1)	Income Fund	Core Fund(2)	Value Fund(3)	Value Fund(4)

$–	$4,881	$–	$521	$71
–	–	1	–	1
5,286	37,646	3,256	63,383	12,369
11	569	1	–	1
(111)	(1,868)	–	(380)	–
5,186	41,228	3,258	63,524	12,442

1,375	8,974	378	21,731	3,077
626	4,110	288	6,526	1,109
21	19	6	335	74
14	32	36	17	5
15	19	23	27	55
94	244	85	228	183
7	13	5	16	6
–	–	–	–	–
–	–	–	–	–
58	12	61	69	65
N/A	N/A	52	1,319	214
54	116	64	172	69
–	–	–	–	–
–	–	–	–	–
2,264	13,539	998	30,440	4,857
(1)	(3)	–	(3)	–
2,263	13,536	998	30,437	4,857
–	–	–	(347)	(614)
2,263	13,536	998	30,090	4,243
2,923	27,692	2,260	33,434	8,199

(128,100)	(543,304)	(67,940)	(808,954)	(114,803)
–	–	–	–	–
–	(59,830)	–	169,160	–
93,951	613,607	41,082	660,274	91,404
(34,149)	10,473	(26,858)	20,480	(23,399)
$(31,226)	$38,165	$(24,598)	$53,914	$(15,200)

Janus Core, Risk-Managed and Value Funds  April 30, 2009  77

Statements of Changes in Net Assets

For the six-month period ended April 30, 2009 (unaudited)	Janus Balanced
and for the fiscal year ended October 31, 2008	Fund
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$35,308	$66,189
Net realized gain/(loss) from investment and foreign currency transactions	(65,820)	64,562
Net realized gain/(loss) from short sales	–	–
Net realized gain/(loss) from options contracts	–	–
Net realized gain/(loss) from swap contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	171,180	(703,988)
Net Increase/(Decrease) in Net Assets Resulting from Operations	140,668	(573,237)
Dividends and Distributions to Shareholders:
Net investment income*	(23,635)	(65,151)
Net realized gain/(loss) from investment transactions*	(106,482)	(87,037)
Net (Decrease) from Dividends and Distributions	(130,117)	(152,188)
Capital Share Transactions:
Shares sold	420,266	774,337
Redemption fees	N/A	N/A
Reinvested dividends and distributions	127,825	150,171
Shares repurchased	(270,976)	(624,001)
Net Increase/(Decrease) from Capital Share Transactions	277,115	300,507
Net Increase/(Decrease) in Net Assets	287,666	(424,918)
Net Assets:
Beginning of period	2,361,537	2,786,455
End of period	$2,649,203	$2,361,537

Undistributed net investment income/(loss)*	$21,460	$9,787

*	See Note 3 in Notes to Financial Statements.

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.

See Notes to Financial Statements.

78  Janus Core, Risk-Managed and Value Funds  April 30, 2009

				Janus Growth
Janus Contrarian		Janus Research		and		INTECH Risk-Managed
Fund		Core Fund(1)		Income Fund		Core Fund(2)
2009	2008	2009	2008	2009	2008	2009	2008

$11,369	$30,941	$2,923	$9,175	$27,692	$64,095	$2,260	$6,001
(877,977)	(13,228)	(128,100)	17,348	(543,304)	(398,967)	(67,940)	(30,199)
(5,566)	(63,489)	–	–	–	–	–	–
(205,322)	329,236	–	(215)	(59,830)	(14,682)	–	–
–	–	–	(1,608)	–	(10,357)	–	–
770,191	(3,980,426)	93,951	(461,418)	613,607	(2,483,319)	41,082	(125,528)
(307,305)	(3,696,966)	(31,226)	(436,718)	38,165	(2,843,230)	(24,598)	(149,726)

(20,494)	(31,225)	(5,446)	(8,162)	(15,367)	(79,263)	(3,962)	(6,952)
(127,433)	(352,470)	(18,689)	(81,266)	–	(673,823)	–	(40,538)
(147,927)	(383,695)	(24,135)	(89,428)	(15,367)	(753,086)	(3,962)	(47,490)

156,865	2,111,914	16,024	83,724	117,133	400,332	14,450	31,080
N/A	N/A	N/A	N/A	N/A	N/A	8	25
143,558	375,039	23,704	87,706	15,036	738,481	3,902	46,886
(575,986)	(2,930,515)	(70,526)	(231,761)	(369,895)	(1,304,690)	(29,997)	(146,677)
(275,563)	(443,562)	(30,798)	(60,331)	(237,726)	(165,877)	(11,637)	(68,686)
(730,795)	(4,524,223)	(86,159)	(586,477)	(214,928)	(3,762,193)	(40,197)	(265,902)

3,927,985	8,452,208	556,450	1,142,927	3,345,701	7,107,894	246,935	512,837
$3,197,190	$3,927,985	$470,291	$556,450	$3,130,773	$3,345,701	$206,738	$246,935

$8,849	$17,974	$2,653	$5,176	$12,267	$(58)	$2,140	$3,842

Janus Core, Risk-Managed and Value Funds  April 30, 2009  79

Statements of Changes in Net Assets

For the six-month period ended April 30, 2009 (unaudited)	Perkins Mid Cap		Perkins Small Cap
and for the fiscal year ended October 31, 2008	Value Fund(1)		Value Fund(2)
(all numbers in thousands)	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$33,434	$101,537	$8,199	$20,484
Net realized gain/(loss) from investment and foreign currency transactions	(808,954)	60,332	(114,803)	87,851
Net realized gain/(loss) from options contracts	169,160	33,680	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	660,274	(2,359,809)	91,404	(454,143)
Net Increase/(Decrease) in Net Assets Resulting from Operations	53,914	(2,164,260)	(15,200)	(345,808)
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(58,252)	(88,491)	(8,453)	(9,322)
Institutional Shares	(4,224)	(13,054)	(10,706)	(9,089)
Net realized gain/(loss) from investment transactions*
Investor Shares	(246,288)	(603,956)	(44,332)	(116,273)
Institutional Shares	(13,958)	(90,114)	(47,807)	(107,401)
Net Decrease from Dividends and Distributions	(322,722)	(795,615)	(111,298)	(242,085)
Capital Share Transactions:
Shares sold
Investor Shares	1,553,341	3,160,467	42,584	78,812
Institutional Shares	50,466	114,516	89,643	184,019
Reinvested dividends and distributions
Investor Shares	294,535	658,587	51,304	119,344
Institutional Shares	17,348	100,575	57,453	114,053
Shares repurchased
Investor Shares	(961,014)	(1,864,948)	(170,251)	(220,530)
Institutional Shares	(126,613)	(451,091)	(74,234)	(206,652)
Net Increase/(Decrease) from Capital Share Transactions	828,063	1,718,106	(3,501)	69,046
Net Increase/(Decrease) in Net Assets	559,255	(1,241,769)	(129,999)	(518,847)
Net Assets:
Beginning of period	5,535,733	6,777,502	1,066,799	1,585,646
End of period	$6,094,988	$5,535,733	$936,800	$1,066,799
Undistributed net investment income/(loss)*	$22,514	$51,556	$8,178	$19,138

*	See Note 3 in Notes to Financial Statements.

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

80  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Financial Highlights

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Janus Balanced Fund
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$20.58	$27.00	$24.07	$21.62	$20.33	$19.34
Income from Investment Operations:
Net investment income/(loss)	.29	.59	.59	.43	.42	.38
Net gain/(loss) on investments (both realized and unrealized)	.83	(5.58)	2.91	2.45	1.28	.99
Total from Investment Operations	1.12	(4.99)	3.50	2.88	1.70	1.37
Less Distributions:
Dividends (from net investment income)*	(.20)	(.59)	(.57)	(.43)	(.41)	(.38)
Distributions (from capital gains)*	(.93)	(.84)	–	–	–	–
Total Distributions	(1.13)	(1.43)	(.57)	(.43)	(.41)	(.38)
Net Asset Value, End of Period	$20.57	$20.58	$27.00	$24.07	$21.62	$20.33
Total Return**	5.88%	(19.34)%	14.73%	13.41%	8.43%	7.11%
Net Assets, End of Period (in thousands)	$2,649,203	$2,361,537	$2,786,455	$2,478,237	$2,507,307	$2,849,423
Average Net Assets for the Period (in thousands)	$2,404,678	$2,733,572	$2,593,935	$2,499,295	$2,720,829	$3,234,587
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.84%	0.79%	0.79%	0.82%	0.80%	0.87%
Ratio of Net Expenses to Average Net Assets***(1)	0.84%	0.79%	0.79%	0.81%	0.79%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.96%	2.42%	2.34%	1.85%	1.93%	1.82%
Portfolio Turnover Rate***	228%	109%	60%	50%	47%	45%

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Janus Contrarian Fund
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$10.90	$21.19	$17.44	$14.20	$11.74	$9.97
Income from Investment Operations:
Net investment income/(loss)	.04	.07	.06	.21	.05	.01
Net gain/(loss) on investments (both realized and unrealized)	(.76)	(9.40)	5.71	3.25	2.44	1.76
Total from Investment Operations	(.72)	(9.33)	5.77	3.46	2.49	1.77
Less Distributions:
Dividends (from net investment income)*	(.06)	(.08)	(.21)	(.04)	(.03)	–
Distributions (from capital gains)*	(.37)	(.88)	(1.81)	(.18)	–	–
Total Distributions	(.43)	(.96)	(2.02)	(.22)	(.03)	–
Net Asset Value, End of Period	$9.75	$10.90	$21.19	$17.44	$14.20	11.74
Total Return**	(6.30)%	(46.02)%	36.17%	24.60%	21.19%	17.75%
Net Assets, End of Period (in thousands)	$3,197,190	$3,927,985	$8,452,208	$4,002,929	$2,906,324	2,383,959
Average Net Assets for the Period (in thousands)	$3,110,880	$7,251,667	$6,378,807	$3,511,568	$2,716,329	2,497,342
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.95%	1.01%	0.97%	0.95%	0.93%	0.98%
Ratio of Net Expenses to Average Net Assets***(1)	0.95%	1.00%	0.96%	0.94%	0.93%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.74%	0.43%	0.38%	1.41%	0.45%	0.07%
Portfolio Turnover Rate***	79%	52%	28%	39%	42%	30%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods less than one full year.
***	Annualized for periods of less than one full year.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  81

Financial Highlights (continued)

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Janus Research Core Fund(1)
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.02	$30.28	$25.43	$22.15	$18.78	$17.04
Income from Investment Operations:
Net investment income/(loss)	.09	.25	.14	.11	.11	.05
Net gain/(loss) on investments (both realized and unrealized)	(.88)	(12.10)	4.85	3.24	3.34	1.75
Total from Investment Operations	(.79)	(11.85)	4.99	3.35	3.45	1.80
Less Distributions:
Dividends (from net investment income)*	(.16)	(.22)	(.11)	(.07)	(.08)	(.06)
Distributions (from capital gains)*	(.55)	(2.19)	(.03)	–	–	–
Total Distributions	(.71)	(2.41)	(.14)	(.07)	(.08)	(.06)
Net Asset Value, End of Period	$14.52	$16.02	$30.28	$25.43	$22.15	$18.78
Total Return**	(4.58)%	(42.21)%	19.71%	15.15%	18.44%	10.61%
Net Assets, End of Period (in thousands)	$470,291	$556,450	$1,142,927	$1,018,315	$720,889	$613,269
Average Net Assets for the Period (in thousands)	$462,425	$889,958	$1,067,882	$955,696	$652,913	$653,639
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.99%	0.91%	0.87%	0.92%	0.90%	0.97%
Ratio of Net Expenses to Average Net Asset***(2)	0.99%	0.90%	0.87%	0.91%	0.89%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.27%	1.03%	0.48%	0.49%	0.50%	0.24%
Portfolio Turnover Rate***	60%	157%	33%	46%	74%	58%

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Janus Growth and Income Fund
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$21.90	$44.20	$37.36	$33.97	$29.29	$27.12
Income from Investment Operations:
Net investment income/(loss)	.19	.38	.63	.61	.24	.07
Net gain/(loss) on investments (both realized and unrealized)	.27	(17.92)	6.86	3.30	4.66	2.17
Total from Investment Operations	.46	(17.54)	7.49	3.91	4.90	2.24
Less Distributions:
Dividends (from net investment income)*	(.11)	(.49)	(.65)	(.52)	(.22)	(.07)
Distributions (from capital gains)*	–	(4.27)	–	–	–	–
Total Distributions	(.11)	(4.76)	(.65)	(.52)	(.22)	(.07)
Net Asset Value, End of Period	$22.25	$21.90	$44.20	$37.36	$33.97	$29.29
Total Return**	2.14%	(43.79)%	20.22%	11.56%	16.79%	8.28%
Net Assets, End of Period (in thousands)	$3,130,773	$3,345,701	$7,107,894	$6,780,817	$5,734,941	$5,177,210
Average Net Assets for the Period (in thousands)	$2,937,329	$5,463,501	$6,738,311	$6,677,364	$5,454,668	$5,568,170
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.93%	0.87%	0.87%	0.89%	0.88%	0.92%
Ratio of Net Expenses to Average Net Asset***(2)	0.93%	0.86%	0.86%	0.88%	0.87%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.90%	1.17%	1.98%	1.90%	0.68%	0.24%
Portfolio Turnover Rate***	55%	76%	54%	50%	38%	41%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

82  Janus Core, Risk-Managed and Value Funds  April 30, 2009

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	INTECH Risk-Managed Core Fund(1)
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$10.21	$17.38	$16.46	$15.28	$13.98	$12.44
Income from Investment Operations:
Net investment income/(loss)	.10	.24	.20	.12	.12	.08
Net gain/(loss) on investments (both realized and unrealized)	(1.05)	(5.75)	1.71	1.96	1.89	1.75
Total from Investment Operations	(.95)	(5.51)	1.91	2.08	2.01	1.83
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.24)	(.12)	(.13)	(.08)	(.03)
Dividends (from capital gains)*	–	(1.42)	(.87)	(.77)	(.63)	(.26)
Redemption Fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.17)	(1.66)	(.99)	(.90)	(.71)	(.29)
Net Asset Value, End of Period	$9.09	$10.21	$17.38	$16.46	$15.28	$13.98
Total Return**	(9.36)%	(34.82)%	12.11%	14.10%	14.79%	15.06%
Net Assets, End of Period (in thousands)	$206,738	$246,935	$512,837	$498,582	$379,214	$181,903
Average Net Assets for the Period (in thousands)	$208,469	$386,247	$543,933	$433,127	$308,431	$129,518
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.97%	0.75%	0.77%	0.91%	0.89%	0.69%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.97%	0.75%	0.77%	0.90%	0.88%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.19%	1.55%	1.08%	0.81%	0.92%	0.72%
Portfolio Turnover Rate***	117%	74%	109%	108%	81%	71%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)	See “Explanations of Charts, Tables and Financial Statements.”
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	The ratio was 1.07% before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  83

Financial Highlights – Investor Shares

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Perkins Mid Cap Value Fund(1)
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.63	$26.56	$24.87	$23.24	$22.22	$18.94
Income from Investment Operations:
Net investment income/(loss)	.09	.29	.32	.37	.14	.10
Net gain/(loss) on investments (both realized and unrealized)	(.01)	(7.09)	3.30	3.33	2.89	3.28
Total from Investment Operations	.08	(6.80)	3.62	3.70	3.03	3.38
Less Distributions:
Dividends (from net investment income)*	(.19)	(.40)	(.31)	(.24)	(.08)	(.10)
Distributions (from capital gains)*	(.79)	(2.73)	(1.62)	(1.83)	(1.93)	–
Total Distributions	(.98)	(3.13)	(1.93)	(2.07)	(2.01)	(.10)
Net Asset Value, End of Period	$15.73	$16.63	$26.56	$24.87	$23.24	$22.22
Total Return**	0.90%	(28.59)%	15.38%	16.88%	14.26%	17.92%
Net Assets, End of Period (in thousands)	$5,813,578	$5,170,228	$5,892,209	$5,181,449	$4,188,183	$2,978,875
Average Net Assets for the Period (in thousands)	$5,047,137	$6,009,064	$5,710,028	$4,806,698	$3,797,215	$2,244,533
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.15%	1.07%	0.86%	0.93%	0.93%	0.94%
Ratio of Net Expenses to Average Net Asset***(2)	1.15%	1.06%	0.85%	0.93%	0.92%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.25%	1.47%	1.49%	1.69%	0.67%	0.56%
Portfolio Turnover Rate***	104%	103%	95%	95%	86%	91%

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Perkins Small Cap Value Fund(4)
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$17.98	$27.90	$30.29	$31.16	$32.98	$28.63
Income from Investment Operations:
Net investment income/(loss)	.13	.32	.32	.39	.29	.31
Net gain/(loss) on investments (both realized and unrealized)	(.16)	(5.83)	2.57	3.49	3.16	4.16
Total from Investment Operations	(.03)	(5.51)	2.89	3.88	3.45	4.47
Less Distributions:
Dividends (from net investment income)*	(.31)	(.33)	(.45)	(.30)	(.31)	(.12)
Distributions (from capital gains)*	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)	–
Total Distributions	(1.93)	(4.41)	(5.28)	(4.75)	(5.27)	(.12)
Net Asset Value, End of Period	$16.02	$17.98	$27.90	$30.29	$31.16	$32.98
Total Return**	0.79%	(22.57)%	10.77%	13.71%	11.34%	15.65%
Net Assets, End of Period (in thousands)	$358,028	$503,335	$813,857	$1,153,144	$1,338,093	$1,480,885
Average Net Assets for the Period (in thousands)	$383,918	$662,033	$974,404	$1,259,565	$1,440,206	$1,630,099
Ratio of Gross Expenses to Average Net Assets***(2)(3)	1.15%	1.03%	1.01%	1.01%	1.00%	1.02%
Ratio of Net Expenses to Average Net Asset***(2)	1.15%	1.03%	1.00%	1.00%	0.99%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.74%	1.44%	1.13%	1.26%	0.84%	0.91%
Portfolio Turnover Rate***	70%	112%	59%	62%	44%	50%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	Formerly named Janus Small Cap Value Fund.

See Notes to Financial Statements.

84  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Financial Highlights – Institutional Shares

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Perkins Mid Cap Value Fund(1)
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.75	$26.69	$24.99	$23.34	$22.31	$19.02
Income from Investment Operations:
Net investment income/(loss)	.20	.49	.39	.39	.15	.14
Net gain/(loss) on investments (both realized and unrealized)	(.09)	(7.31)	3.28	3.37	2.92	3.29
Total from Investment Operations	.11	(6.82)	3.67	3.76	3.07	3.43
Less Distributions:
Dividends (from net investment income)*	(.24)	(.39)	(.35)	(.28)	(.11)	(.14)
Distributions (from capital gains)*	(.79)	(2.73)	(1.62)	(1.83)	(1.93)	–
Total Distributions	(1.03)	(3.12)	(1.97)	(2.11)	(2.04)	(.14)
Net Asset Value, End of Period	$15.83	$16.75	$26.69	$24.99	$23.34	$22.31
Total Return**	1.12%	(28.49)%	15.49%	17.08%	14.40%	18.14%
Net Assets, End of Period (in thousands)	$281,410	$365,505	$885,293	$1,068,045	$734,926	$464,450
Average Net Assets for the Period (in thousands)	$272,215	$759,342	$1,043,566	$921,447	$597,747	$395,466
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.91%(4)	0.84%(4)	0.77%(4)	0.78%(4)	0.77%(4)	0.77%(4)
Ratio of Net Expenses to Average Net Asset***(2)	0.91%	0.84%	0.77%	0.77%	0.77%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.52%	1.76%	1.60%	1.79%	0.82%	0.74%
Portfolio Turnover Rate***	104%	103%	95%	95%	86%	91%

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Perkins Small Cap Value Fund(5)
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$18.24	$28.20	$30.54	$31.38	$33.19	$28.82
Income from Investment Operations:
Net investment income/(loss)	.14	.33	.38	.54	.37	.39
Net gain/(loss) on investments (both realized and unrealized)	(.16)	(5.86)	2.61	3.43	3.17	4.18
Total from Investment Operations	(.02)	(5.53)	2.99	3.97	3.54	4.57
Less Distributions:
Dividends (from net investment income)*	(.36)	(.35)	(.50)	(.36)	(.39)	(.20)
Distributions (from capital gains)*	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)	–
Total Distributions	(1.98)	(4.43)	(5.33)	(4.81)	(5.35)	(.20)
Net Asset Value, End of Period	$16.24	$18.24	$28.20	$30.54	$31.38	$33.19
Total Return**	0.90%	(22.39)%	11.06%	13.93%	11.57%	15.91%
Net Assets, End of Period (in thousands)	$578,772	$563,464	$771,789	$923,755	$1,185,733	$1,400,160
Average Net Assets for the Period (in thousands)	$477,922	$664,935	$831,092	$1,092,751	$1,323,226	$1,486,714
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.87%(6)	0.82%(6)	0.80%(6)	0.80%(6)	0.79%(6)	0.81%(6)
Ratio of Net Expenses to Average Net Asset***(2)	0.87%	0.81%	0.79%	0.79%	0.79%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.06%	1.65%	1.34%	1.51%	1.05%	1.12%
Portfolio Turnover Rate***	70%	112%	59%	62%	44%	50%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Mid Cap Value Fund.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	The ratio was 1.17% in 2009, 1.04% in 2008, 0.81% in 2007, 0.89% in 2006, 0.88% in 2005, and 0.90% in 2004, before waiver of certain fees incurred by the Fund.
(5)	Formerly named Janus Small Cap Value Fund.
(6)	The ratio was 1.12% in 2009, 1.02% in 2008, 0.97% in 2007, 0.97% in 2006, 0.96% in 2005, and 0.99% in 2004, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  85

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Government/Credit Bond Index (45%).

Barclays Capital U.S. Government/Credit Bond Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

86  Janus Core, Risk-Managed and Value Funds  April 30, 2009

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
Ç	Security is traded on a “to-be-announced” basis.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of April 30, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Atlas Copco A.B., 5.6000%, 5/22/17 (144A)	5/15/07	$1,454,345	$1,380,517	0.1%

The Funds have registration rights for certain restricted securities held as of April 30, 2009. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2009.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Contrarian FundÏ
Ballarpur Industries, Ltd.	–	$–	19,030,231	$5,694,842	$501,329	$433,158	$3,767,238
Forest Oil Corp.*(1)	3,209,355	13,509,775	1,586,260	7,344,586	(5,388,247)	–	92,018,240
Owens-Illinois, Inc.*	–	–	3,698,295	68,452,926	(12,486,020)	–	124,842,288
St. Joe Co.*	–	–	289,860	13,065,419	(7,169,584)	–	215,187,418
Teekay Corp. (U.S. Shares)	3,761,905	65,069,252	–	–	–	1,189,702	54,321,908
Vail Resorts, Inc.*	–	–	96,760	5,094,697	(3,449,593)	–	84,302,006

		$78,579,027		$99,652,470	$(27,992,115)	$1,622,860	$574,439,098

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Notes to Schedules of Investments (unaudited) (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Perkins Mid Cap Value Fund(2)
Kaydon Corp.	674,100	$17,290,453	1,148,429	$47,188,431	$(12,984,143)	$472,362	$28,814,209
Thomas & Betts Corp.	200,000	3,588,983	1,400,000	54,253,996	$(17,351,911)	–	49,792,000

		$20,879,436		$101,442,427	$(30,336,054)	$472,362	$78,606,209

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Perkins Small Cap Value Fund(3)
ICT Group, Inc.	73,100	$264,324	71,800	$615,685	$(173,146)	$–	$5,956,404
IPC Holdings, Ltd.	240,000	6,196,475	–	–	–	112,200	10,416,000
LCA-Vision, Inc.	–	–	–	–	–	–	6,210,000

		$6,460,799		$615,685	$(173,146)	$112,200	$22,582,404

(1)	During the period, exercised options resulted in a net increase of 614,600 shares.
(2)	Formerly named Janus Mid Cap Value Fund.
(3)	Formerly named Janus Small Cap Value Fund.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of April 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Core
Janus Balanced Fund	$870,416,504	$1,852,820,070	$–
Janus Contrarian Fund	2,221,125,298	978,708,763	–
Janus Research Core Fund(1)	388,544,787	80,946,074	–
Janus Growth and Income Fund	2,168,899,944	973,823,496	–
Risk-Managed
INTECH Risk-Managed Core Fund(2)	206,076,441	469,000	–
Value
Perkins Mid Cap Value Fund(3)	5,289,161,830	745,346,000	–
Perkins Small Cap Value Fund(4)	796,603,582	123,197,000	–

Investments in Purchased Options:
Core
Janus Contrarian Fund	3,131,405	5,554,567	–
Value
Perkins Mid Cap Value Fund(3)	–	46,609,814	–

Other Financial Instruments(a):
Core
Janus Balanced Fund	–	(780,789)	–
Janus Contrarian Fund	(909,706)	(24,553,067)	–
Janus Research Core Fund(1)	–	(356,310)	–
Janus Growth and Income Fund	–	(1,527,459)	–
Value
Perkins Mid Cap Value Fund(3)	–	(9,473,228)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date,which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.
(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.
(3)	Formerly named Janus Mid Cap Value Fund.
(4)	Formerly named Janus Small Cap Value Fund.

88  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2009 are noted below.

Fund	Aggregate Value

Core
Janus Balanced Fund	$422,394,729
Janus Contrarian Fund	639,039,954
Janus Research Core Fund(1)	67,818,439
Janus Growth and Income Fund	590,599,125
Value
Perkins Mid Cap Value Fund(2)	64,493,641

(1)	Formerly named Janus Fundamental Equity Fund.

(2)	Formerly named Janus Mid Cap Value Fund.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

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Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Research Core Fund (formerly named Janus Fundamental Equity Fund), Janus Growth and Income Fund, INTECH Risk-Managed Core Fund (formerly named INTECH Risk-Managed Stock Fund), Perkins Mid Cap Value Fund (formerly named Janus Mid Cap Value Fund) and Perkins Small Cap Value Fund (formerly named Janus Small Cap Value Fund) (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight funds, which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as non-diversified. The Funds are no-load investments.

Effective March 13, 2009, Perkins Small Cap Value Fund – Investor Shares reopened to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each fund in the Trust. Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund currently offer two classes of shares. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly

90  Janus Core, Risk-Managed and Value Funds  April 30, 2009

attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds, except INTECH Risk-Managed Core Fund, may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off gains and losses are included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Changes in Net Assets.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of

Janus Core, Risk-Managed and Value Funds  April 30, 2009  91

Notes to Financial Statements (unaudited) (continued)

the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds, except INTECH Risk-Managed Core Fund, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Funded or unfunded credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds, except INTECH Risk-Managed Core Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option,

92  Janus Core, Risk-Managed and Value Funds  April 30, 2009

or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended April 30, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Core
Janus Contrarian Fund	$(315,082,677)
Janus Research Core Fund(1)	1,140,857
Value
Perkins Mid Cap Value Fund(2)	(128,431,660)

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named Janus Mid Cap Value Fund.

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2008	66,132	$27,837,180
Options written	380,969	203,446,216
Options closed	(154,495)	(176,537,383)
Options expired	(204,039)	(42,935,840)
Options exercised	(10,453)	(2,982,050)

Options outstanding at April 30, 2009	78,114	$8,828,123

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at October 31, 2008	52,806	$59,356,290
Options written	200,856	66,217,872
Options closed	(80,180)	(98,119,718)
Options expired	(59,378)	(6,974,678)
Options exercised	(48,151)	(8,969,911)

Options outstanding at April 30, 2009	65,953	$11,509,855

	Number of	Premiums
Call Options	Contracts	Received

Janus Research Core Fund(1)
Options outstanding at October 31, 2008	–	$–
Options written	230	24,610
Options closed	–	–
Options expired	–	–
Options exercised	(230)	(24,610)

Options outstanding at April 30, 2009	–	$–

(1)	Formerly named Janus Fundamental Equity Fund.

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund(1)
Options outstanding at October 31, 2008	45,817	$28,210,279
Options written	137,636	57,200,770
Options closed	(46,822)	(25,766,848)
Options expired	(678)	(1,911,282)
Options exercised	(39,173)	(11,468,092)

Options outstanding at April 30, 2009	96,780	$46,264,827

(1)	Formerly named Janus Mid Cap Value Fund.

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Motrgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

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Notes to Financial Statements (unaudited) (continued)

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage- and Asset-Backed Securities
The Funds, except INTECH Risk-Managed Core Fund, may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and your return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset- backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund’s sensitivity to interest changes and causing its price to decline.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

94  Janus Core, Risk-Managed and Value Funds  April 30, 2009

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended April 30, 2009 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Core
Janus Balanced Fund	$1,365,324	0%

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

A Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all

Janus Core, Risk-Managed and Value Funds  April 30, 2009  95

Notes to Financial Statements (unaudited) (continued)

of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds, except INTECH Risk-Managed Core Fund, may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Risk-Managed Core Fund does not intend to invest in high-yield/high-risk bonds.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the

96  Janus Core, Risk-Managed and Value Funds  April 30, 2009

inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of April 30, 2009, Janus Contrarian Fund had restricted cash in the amount of $19,180,000. The restricted cash represents collateral received in relation to options contracts, swap agreements, futures contracts and short sales invested in by the Fund at April 30, 2009. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2006-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the Financial Accounting Standard Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar

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Notes to Financial Statements (unaudited) (continued)

securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2009 to value each Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”), which was effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and there is no impact on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

Core
Janus Balanced Fund	All Asset Levels	0.55%
Janus Contrarian Fund	All Asset Levels	0.64%
Janus Research Core Fund(1)	All Asset Levels	0.60%
Janus Growth and Income Fund	All Asset Levels	0.62%
Risk-Managed
INTECH Risk-Managed Core Fund(2)	All Asset Levels	0.50%
Value
Perkins Mid Cap Value Fund(3)	All Asset Levels	0.64%
Perkins Small Cap Value Fund(4)	All Asset Levels	0.72%

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.
(3)	Formerly named Janus Mid Cap Value Fund.
(4)	Formerly named Janus Small Cap Value Fund.

For Janus Contrarian Fund, INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, the investment advisory fee is determined by calculating a base fee rate and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base

98  Janus Core, Risk-Managed and Value Funds  April 30, 2009

fee rate depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Core
Janus Contrarian Fund	S&P 500® Index
Risk-Managed
INTECH Risk-Managed Core Fund(1)	S&P 500® Index
Value
Perkins Mid Cap Value Fund(2)	Russell Midcap® Value Index
Perkins Small Cap Value Fund(3)	Russell 2000® Value Index

(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Formerly named Janus Mid Cap Value Fund.
(3)	Formerly named Janus Small Cap Value Fund.

At the “Special Meeting” of the shareholders of Perkins Small Cap Value Fund held on November 25, 2008, shareholders of the Fund approved an amended investment advisory agreement between Janus Investment Trust, on behalf of the Fund, and Janus Capital, changing the Fund’s investment advisory fee structure from an annual fixed rate of 0.72% of average daily net assets to an annual rate of 0.72% that adjusts up or down based upon the performance of the Fund’s Investor Shares relative to the Fund’s benchmark index, the Russell 2000® Value Index.

Only the base fee rate applied until January 2007 for INTECH Risk-Managed Core Fund, February 2007 for Janus Contrarian Fund and Perkins Mid Cap Value Fund and will apply until January 2010 for Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no performance adjustment will be made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for INTECH Risk-Managed Core Fund and February 2007 for Janus Contrarian Fund and Perkins Mid Cap Value Fund and will begin January 2010 for Perkins Small Cap Value Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of Perkins Mid Cap Value Fund’s and Perkins Small Cap Value Fund’s Investor Shares (“Investor Shares”) for the performance measurement period is used to calculate the Performance Adjustment for these Funds’. After Janus Capital determines whether each Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Investor Shares against the investment record of the benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

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Notes to Financial Statements (unaudited) (continued)

During the six-month period ended April 30, 2009, the following Funds recorded the Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Core
Janus Contrarian Fund	$(1,038,961)
Risk-Managed
INTECH Risk-Managed Core Fund(1)	(139,162)
Value
Perkins Mid Cap Value Fund(2)	4,849,003

(1)	Formerly named INTECH Risk-Managed Stock Fund.
(2)	Formerly named Janus Mid Cap Value Fund.

INTECH Investment Management LLC (“INTECH”) (formerly Enhanced Investment Technologies, LLC) serves as subadviser to INTECH Risk-Managed Core Fund. Janus Capital owns approximately 92% of INTECH.

The subadvisory fee rate paid by Janus Capital to INTECH is equal to 50% of the investment advisory fee paid by INTECH Risk-Managed Core Fund to Janus Capital (net of any performance fee adjustment, if applicable, and reimbursements of expenses incurred or fees waived by Janus Capital).

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins Investment Management LLC (“Perkins”)(formerly named Perkins, Wolf, McDonnell and Company, LLC), increasing its interest from 30% to 80%. Perkins has been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided. Janus Capital owns approximately 78% of Perkins.

Perkins serves as subadviser to Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Effective January 1, 2009, Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fees paid by the Funds to Janus Capital (net of any performance fee adjustments, if applicable, and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Funds’ performance relative to their respective benchmark indices over the performance measurement period.

Janus Services LLC (“Janus Services”) receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Core Fund, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Until at least March 1, 2010, Janus Services has agreed to voluntarily waive the transfer agency fee payable so that the total operating expenses (excluding any items that are not normally considered operating expenses) of the Institutional Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Each Fund pays Janus Services, a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Funds (excluding Perkins Mid Cap Value Fund – Institutional Shares and Perkins Small Cap Value Fund – Institutional Shares) for transfer agent services.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of April 30, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended April 30, 2009.

For the six-month period ended April 30, 2009, Janus Capital assumed $4,842 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection

100  Janus Core, Risk-Managed and Value Funds  April 30, 2009

with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $63,757 was paid by the Trust during the six-month period ended April 30, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

A 2.00% redemption fee may be imposed on shares of INTECH Risk-Managed Core Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital.

Total redemption fees received by the Funds for the six-month period ended April 30, 2009 are indicated in the table below:

Redemption
Fund	Fee

Risk-Managed
INTECH Risk-Managed Core Fund(1)	$7,882

(1)	Formerly named INTECH Risk-Manged Stock Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Assets and Liabilities (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended April 30, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

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Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 4/30/09

Janus Cash Liquidity Fund LLC
Core
Janus Balanced Fund	$719,212,704	$(628,363,657)	$71,717	$90,849,047
Janus Contrarian Fund	544,456,117	(434,558,251)	38,924	109,897,866
Janus Research Core Fund(1)	44,998,684	(44,897,181)	2,529	101,503
Janus Growth and Income Fund	242,158,568	(196,820,484)	29,798	45,338,084
Risk-Managed
INTECH Risk-Managed Core Fund(2)	6,486,077	(6,017,077)	400	469,000

	$1,557,312,150	$(1,310,656,650)	$143,368	$246,655,500

Janus Institutional Cash Management Fund – Institutional Shares
Core
Janus Balanced Fund	$56,401	$(17,841,729)	$5,433	$–
Janus Growth and Income Fund	368,822	(112,654,264)	179,957	–

	$425,223	$(130,495,993)	$185,390	$–

Janus Institutional Money Market Fund – Institutional Shares
Core
Janus Balanced Fund	$25,703,877	$(127,275,877)	$55,925	$–
Janus Contrarian Fund	67,794,611	(95,855,611)	23,326	–
Janus Research Core Fund(1)	8,533,708	(12,312,708)	8,706	–
Janus Growth and Income Fund	116,008,138	(178,733,252)	359,217	–
Risk-Managed
INTECH Risk-Managed Core Fund(2)	946,000	(946,000)	172	–

	$218,986,334	$(415,123,448)	$447,346	$–

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

102  Janus Core, Risk-Managed and Value Funds  April 30, 2009

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Core
Janus Balanced Fund	$2,736,887,923	$178,543,282	$(192,194,631)	$(13,651,349)
Janus Contrarian Fund	4,104,118,235	295,624,450	(1,191,222,652)	(895,598,202)
Janus Research Core Fund(1)	586,010,395	26,572,650	(143,092,184)	(116,519,534)
Janus Growth and Income Fund	3,440,536,361	290,879,525	(588,692,446)	(297,812,921)
Risk-Managed
INTECH Risk-Managed Core Fund(2)	227,420,114	10,083,568	(30,958,241)	(20,874,673)
Value
Perkins Mid Cap Value Fund(3)	7,061,853,800	344,012,150	(1,324,748,306)	(980,736,156)
Perkins Small Cap Value Fund(4)	1,025,047,771	73,454,126	(178,701,315)	(105,247,189)

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.
(3)	Formerly named Janus Mid Cap Value Fund.
(4)	Formerly named Janus Small Cap Value Fund.

Net capital loss carryovers as of October 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2008

	October	October	October	October	October	October	Accumulated
Fund	31, 2009	31, 2010	31, 2011	31, 2012	31, 2013	31, 2016	Capital Losses

Core
Janus Balanced Fund(1)	$(2,173,495)	$(2,173,497)	$–	$–	$–	$–	$(4,346,992)
Janus Contrarian Fund(1)	(25,915,071)	–	(39,096,971)	(38,648,243)	(22,132,836)	–	(125,793,121)
Janus Growth and Income Fund(1)	(16,656,645)	(8,328,322)	–	–	–	(443,465,071)	(468,450,038)
Risk-Managed
INTECH Risk-Managed Core Fund(2)	–	–	–	–	–	(24,849,489)	(24,849,489)

(1)	Capital loss carryovers subject to annual limitations.
(2)	Formerly named INTECH Risk-Managed Stock Fund.

During the year ended October 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Capital Loss
Fund	Carryover Utilized

Core
Janus Balanced Fund	$2,173,497
Janus Contrarian Fund	25,915,071

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Notes to Financial Statements (unaudited) (continued)

4.	Capital Share Transactions

For the six-month period
ended April 30, 2009
(unaudited)									INTECH Risk-
and the fiscal year ended							Janus Growth		Managed Core
October 31, 2008	Janus Balanced Fund		Janus Contrarian Fund		Janus Research Core Fund(1)		and Income Fund		Fund(2)
(all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares:
Shares sold	21,209	31,503	17,481	117,238	1,178	3,500	5,812	12,153	1,626	2,290
Reinvested dividends and distributions	6,656	6,053	15,986	19,442	1,752	3,361	754	20,695	425	3,083
Shares repurchased	(13,795)	(26,010)	(66,073)	(175,169)	(5,285)	(9,876)	(18,659)	(40,872)	(3,482)	(10,703)
Net Increase/(Decrease) in Fund Shares	14,070	11,546	(32,606)	(34,489)	(2,355)	(3,015)	(12,093)	(8,024)	(1,431)	(5,330)
Shares Outstanding, Beginning of Period	114,741	103,195	360,467	398,956	34,736	37,751	152,777	160,801	24,180	29,510
Shares Outstanding, End of Period	128,811	114,741	327,861	360,467	32,381	34,736	140,684	152,777	22,749	24,180

For the six-month period
ended April 30, 2009 (unaudited)	Perkins Mid Cap		Perkins Small Cap
and the fiscal year ended October 31, 2008	Value Fund(3)		Value Fund(4)
(all numbers in thousands)	2009	2008	2009	2008

Transactions in Fund Shares – Investor Shares:
Shares sold	105,762	148,804	2,873	3,686
Reinvested dividends and distributions	20,201	29,599	3,492	5,452
Shares repurchased	(67,278)	(89,231)	(12,009)	(10,318)
Net Increase/(Decrease) in Fund Shares	58,685	89,172	(5,644)	(1,180)
Shares Outstanding, Beginning of Period	310,982	221,810	27,987	29,167
Shares Outstanding, End of Period	369,667	310,982	22,343	27,987
Transactions in Fund Shares – Institutional Shares:
Shares sold	3,427	5,204	5,871	8,389
Reinvested dividends and distributions	1,183	4,494	3,864	5,149
Shares repurchased	(8,647)	(21,053)	(4,984)	(10,014)
Net Increase/(Decrease) in Fund Shares	(4,037)	(11,355)	4,751	3,524
Shares Outstanding, Beginning of Period	21,815	33,170	30,896	27,372
Shares Outstanding, End of Period	17,778	21,815	35,647	30,896

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.
(3)	Formerly named Janus Mid Cap Value Fund.
(4)	Formerly named Janus Small Cap Value Fund.

5.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Core
Janus Balanced Fund	$1,924,315,596	$1,613,404,103	$972,706,677	$1,077,357,333
Janus Contrarian Fund	1,213,402,609	1,573,408,915	–	–
Janus Research Core Fund(1)	140,614,043	183,397,934	–	–
Janus Growth and Income Fund	778,189,614	789,853,053	–	–
Risk-Managed
INTECH Risk-Managed Core Fund(2)	123,291,048	136,926,366	–	–
Value
Perkins Mid Cap Value Fund(3)	2,787,003,555	2,439,553,435	–	–
Perkins Small Cap Value Fund(4)	282,878,692	437,327,027	–	–

(1)	Formerly named Janus Fundamental Equity Fund.
(2)	Formerly named INTECH Risk-Managed Stock Fund.
(3)	Formerly named Janus Mid Cap Value Fund.
(4)	Formerly named Janus Small Cap Value Fund.

104  Janus Core, Risk-Managed and Value Funds  April 30, 2009

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On

Janus Core, Risk-Managed and Value Funds  April 30, 2009  105

Notes to Financial Statements (unaudited) (continued)

May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

7.	Subsequent Event

The Board of Trustees of Janus Adviser Series (“JAD”), a registered investment company advised by Janus Capital, has approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which certain JAD Funds will merge with and into, and be acquired by, corresponding similarly managed funds of the Janus Investment Fund Trust. Under the Plan, INTECH Risk-Managed Core Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Fund, Janus Growth and Income Fund, Janus High-Yield Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Triton Fund, Janus Worldwide Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund will acquire assets and liabilities from similarly managed JAD Funds. The merger is a part of several significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund offerings by creating one combined mutual fund platform. The closing date of the merger is expected to be on or about July 6, 2009. For more information regarding these changes, please refer to the March 17, 2009 Supplement to the Prospectus.

106  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Worldwide Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance. At a meeting held on March 12, 2009, the Trustees again considered the investment advisory agreement for Janus Worldwide Fund, and after consideration of information previously provided to them, as well as updated information regarding the steps taken or planned to improve the Fund’s long-term performance, the Trustees approved the continuation of the investment advisory agreement for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including

Janus Core, Risk-Managed and Value Funds  April 30, 2009  107

Additional Information (unaudited) (continued)

monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Worldwide Fund, at the December 9, 2008 meeting the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance. At the March 12, 2009 meeting, the Trustees requested that Janus Capital promptly report to the Trustees regarding the completion of steps that Janus Capital planned to take in an effort to improve the Fund’s long-term performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with

108  Janus Core, Risk-Managed and Value Funds  April 30, 2009

similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except for Janus Worldwide Fund. With respect to that Fund, at their December 9, 2008 meeting the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. At their March 12, 2009 meeting the Trustees approved the continuation of the investment advisory agreement for that Fund for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve the Fund’s long-term performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

Janus Core, Risk-Managed and Value Funds  April 30, 2009  109

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

110  Janus Core, Risk-Managed and Value Funds  April 30, 2009

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Core, Risk-Managed and Value Funds  April 30, 2009  111

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

112  Janus Core, Risk-Managed and Value Funds  April 30, 2009

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Janus Core, Risk-Managed and Value Funds  April 30, 2009  113

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Small Cap Value Fund and Janus Mid Cap Value Fund was held October 30, 2008 and adjourned and reconvened on November 25, 2008 and December 16, 2008, respectively. At the meeting, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

To approve a new subadvisory agreement between Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC, with respect to Janus Mid Cap Value Fund, so that Perkins, Wolf, McDonnell and Company, LLC can continue to serve as Janus Mid Cap Value Fund’s subadviser.

		Number of Votes
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Vote
Janus Mid Cap Value Fund	7,461,933,731	3,193,308,226	132,040,290	163,240,661	619,409,843

Proposal 2

To approve a new subadvisory agreement between Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC, with respect to Janus Small Cap Value Fund, so that Perkins, Wolf, McDonnell and Company, LLC can continue to serve as Janus Small Cap Value Fund’s subadviser.

		Number of Votes
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Vote
Janus Small Cap Value Fund	1,303,681,550	651,361,230	7,648,627	11,071,797	-

Proposal 3

To approve an amended and restated investment advisory agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Mid Cap Value Fund, to reallocate the obligation to compensate any subadviser engaged by Janus Capital.

		Number of Votes
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Vote
Janus Mid Cap Value Fund	7,461,933,731	3,100,642,860	184,505,111	203,441,228	619,409,821

Proposal 4

To approve an amended and restated investment advisory agreement between Janus Capital Management LLC and Janus Investment Fund, on behalf of Janus Small Cap Value Fund, to reallocate the obligation to compensate any subadviser engaged by Janus Capital, and to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon Janus Small Cap Value Fund’s performance relative to its benchmark index, the Russell 2000® Value Index.

		Number of Votes
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Vote
Janus Small Cap Value Fund	1,303,681,550	644,675,135	11,890,368	13,516,108	44

114  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Percentage of Total Outstanding Votes				Percentage Voted
Affirmative	Against	Abstain	Broker Non-Vote	Affirmative	Against	Abstain	Broker Non-Vote
42.79%	1.77%	2.19%	8.30%	77.74%	3.21%	3.97%	15.08%

Percentage of Total Outstanding Votes				Percentage Voted
Affirmative	Against	Abstain	Broker Non-Vote	Affirmative	Against	Abstain	Broker Non-Vote
49.96%	0.59%	0.85%	0.00%	97.21%	1.14%	1.65%	0.00%

Percentage of Total Outstanding Votes				Percentage Voted
Affirmative	Against	Abstain	Broker Non-Vote	Affirmative	Against	Abstain	Broker Non-Vote
41.55%	2.47%	2.73%	8.30%	75.48%	4.49%	4.95%	15.08%

Percentage of Total Outstanding Votes				Percentage Voted
Affirmative	Against	Abstain	Broker Non-Vote	Affirmative	Against	Abstain	Broker Non-Vote
49.45%	0.91%	1.04%	0.00%	96.21%	1.77%	2.02%	0.00%

Janus Core, Risk-Managed and Value Funds  April 30, 2009  115

Notes

116  Janus Core, Risk-Managed and Value Funds  April 30, 2009

Notes

Janus Core, Risk-Managed and Value Funds  April 30, 2009  117

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/09)

C-0609-046	111-24-104 06-09

2009 Semiannual Report
Janus International & Global Funds

Janus Global Opportunities Fund
Janus Global Research Fund
Janus Overseas Fund
Janus Worldwide Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus International & Global Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	4
Management Commentary and Schedules of Investments
Janus Global Opportunities Fund	5
Janus Global Research Fund	12
Janus Overseas Fund	21
Janus Worldwide Fund	28
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to Schedules of Investments	42
Notes to Financial Statements	45
Additional Information	57
Explanations of Charts, Tables and Financial Statements	60

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. During the past six months we have seen some of the most challenging market and economic conditions in a generation. Throughout these turbulent times, we have maintained our disciplined, long-term investment approach and research-driven philosophy.

As a result, our long-term results generally remained strong relative to our peers. For the one-year period ended April 30, 2009, 50% of Janus retail funds ranked within Lipper’s top two quartiles. Looking longer-term, 85% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended April 30, 2009. (Lipper rankings are based on total returns. See complete rankings on page 3.)

Major Market Themes

Despite a relatively strong finish, most markets were modestly lower as the most recent six-month period (ended April 30, 2009) came to a close. Consequences from the credit crisis and recession concerns dictated market performance for much of the period. U.S. markets reached 12-year lows and most global markets declined to 5-year lows in March, before rallying late in the period.

The U.S. economy was still in the throes of a recession at period end. Declining asset values in U.S. residential real estate continued to weigh on financial institutions and their ability to extend credit to consumers. Compounding the headwinds for the consumer was a labor market that continued to struggle with more than 5.7 million jobs lost since January 2008. However, late in the period, some signs emerged that the rate of decline in the U.S. economy could be slowing. Retail sales improved through April (though they remained at low absolute levels) and mortgage applications were on the rise in March and April. A slowing in the rate of decline in U.S. manufacturing and consumer confidence indicators provided some additional support to the equity markets.

Improving credit markets, better-than expected earnings reports from some large banks and easing of accounting rules for banks’ troubled assets, also helped to fuel the late period rally, suggesting to the market that the ailing banking industry could be on the mend. Financials remained the worst performing global sector during the six-month period, despite leading the rally off of the March lows. Materials and information technology outperformed, posting modest gains while growth stocks significantly outperformed value stocks. Stocks of mid-sized companies were the strongest performers in the period while large-cap stocks topped small-caps. Within fixed income, the flight-to-quality that was strongly evident in the second half of 2008 finally eased beginning in January. Driven by the performance of the lower quality debt, high-yield corporate spreads relative to Treasuries narrowed. Long-term government bond yields rebounded from historic lows reached in December.

Outlook

At the end of the period, we were encouraged by the slowing in the rate of decline in the U.S. and global economies and the continued progress toward normalization in the credit markets. Though we were pleased to see stocks on the rise, we believe it may be some time before credit markets return to normal and the economy and equity markets fully recover.

We think the moves to date by central banks and governments worldwide will help the global economy recover. However, their actions will likely take time to work and could, in the longer term, fuel inflation. That said, we are not overly concerned about inflation rising over the near term, nor do we believe economic growth will necessarily return to the rapid pace of recent years. Looking forward, the economy will likely be characterized by de-leveraging across consumers and businesses, and a higher personal savings rate.

Given that we have not seen a significant differentiation of fundamentals expressed in stock prices yet, we feel the opportunities for bottom-up, research-driven security selection are tremendous. Our unconstrained approach to research fosters an entrepreneurial culture that encourages our investment team to “go anywhere” to find the most compelling investment ideas around the globe. And we believe we have the right team in place to take advantage of this period in history.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us

Janus International & Global Funds  April 30, 2009  1

Continued

and we continue in our quest to deliver strong, consistent fund performance to you, our investors.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of April 30, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Rankings discussed do not indicate positive fund performance. Most funds have experienced negative or poor short-term performance.

2  Janus International & Global Funds  April 30, 2009

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	52	435/844	40	284/724	39	233/610	60	184/310	15	3/20	47	380/808

Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	52	286/550	10	43/476	8	30/393	77	142/184	32	14/43	25	130/528

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	96	438/457	22	77/349	4	10/290	N/A	N/A	25	43/174	86	381/443

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	80	672/844	19	132/724	12	72/610	44	134/310	4	3/87	17	118/710

Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	3	15/587	1	5/501	N/A	N/A	N/A	N/A	1	1/443	1	4/508

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	80	668/844	1	1/724	1	2/610	21	63/310	5	2/40	35	283/824

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	48	279/587	36	176/501	34	136/408	65	132/204	10	1/10	27	77/286

Janus Global Life Sciences Fund (12/98)	Global Healthcare/Biotechnology Funds	75	39/51	45	21/46	54	24/44	19	3/15	15	2/13	29	15/51

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	18	14/81	16	12/76	28	19/69	29	6/20	25	5/19	25	19/76

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	3	12/524	2	4/385	1	2/290	11	15/148	4	1/27	1	2/346

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	98	736/756	41	247/612	5	21/460	N/A	N/A	18	38/213	18	38/213

Janus Research Core Fund(1)(2) (6/96)	Large-Cap Core Funds	88	802/914	83	646/783	21	136/650	25	90/360	4	8/212	82	722/884

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	57	514/914	73	567/783	26	169/650	30	105/360	8	6/81	48	417/884

INTECH Risk-Managed Core Fund(3) (2/03)	Multi-Cap Core Funds	55	415/756	58	354/612	37	167/460	N/A	N/A	42	157/377	42	157/377

Perkins Mid Cap Value Fund - Investor Shares(1)(4)(5) (8/98)	Mid-Cap Value Funds	9	27/320	4	10/256	4	6/192	3	2/67	4	2/56	4	2/56

Perkins Small Cap Value Fund - Investor Shares(4)(6) (10/87)	Small-Cap Core Funds	1	7/763	2	7/614	8	39/496	14	32/231	6	7/125	6	7/125

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	5	25/583	4	16/482	5	20/402	21	44/209	10	2/20	6	32/535

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	11	50/457	15	55/387	14	46/334	9	18/203	6	5/92	16	51/325

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	1	1/260	2	4/214	3	5/179	8	7/90	16	4/24	5	12/254

Janus Global Opportunities Fund(1) (6/01)	Global Funds	8	40/506	21	79/380	56	165/297	N/A	N/A	11	21/206	43	145/342

Janus Global Research Fund(1) (2/05)	Global Funds	56	280/506	10	35/380	N/A	N/A	N/A	N/A	6	18/321	6	18/321

Janus Overseas Fund(1) (5/94)	International Funds	46	541/1,197	2	12/894	1	2/707	3	10/369	2	2/107	1	2/647

Janus Worldwide Fund(1) (5/91)	Global Funds	68	344/506	57	216/380	91	271/297	91	140/153	39	7/17	62	371/599

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	75	504/677	14	75/539	N/A	N/A	N/A	N/A	8	38/533	8	38/533

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	32	167/524	6	23/385	N/A	N/A	N/A	N/A	5	19/380	5	19/380

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	32	133/428	10	33/335	N/A	N/A	N/A	N/A	5	13/317	5	13/317

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Formerly named Janus Fundamental Equity Fund.

(3)	Formerly named INTECH Risk-Managed Stock Fund.

(4)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

(5)	Formerly named Janus Mid Cap Value Fund.

(6)	Formerly named Janus Small Cap Value Fund.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Janus International & Global Funds  April 30, 2009  3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including redemption fees, where applicable, (and any related exchange fees), and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2008 to April 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive Janus Global Research Fund’s total operating expenses, excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least March 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds’ prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus International & Global Funds  April 30, 2009

Janus Global Opportunities Fund (unaudited)	Ticker: JGVAX

Fund Snapshot
We are patient investors, focused on the relationship between a company’s inherent value and its stock price. We carefully evaluate investment opportunities around the world, looking to build a diversified portfolio of what we consider to be the most attractive risk/reward situations. We believe our edge comes from combining fundamental security analysis with thoughtful investing behavior and a heavy dose of risk aversion.

Gregory Kolb
portfolio manager

Performance Overview

Janus Global Opportunities Fund returned 4.35% over the six months ended April 30, 2009. The Fund outperformed the benchmark Morgan Stanley Capital International (MSCI) World IndexSM, which returned -5.44% during the period.

Kolb Assumes Sole Portfolio Manager Role

Gregory Kolb, who has been the co-portfolio manager of the Fund since May of 2005, assumed sole portfolio management responsibilities of the Fund on April 1, 2009. He succeeded Jason Yee, who left the firm. Kolb, who joined the Janus investment team as an equity research analyst in August of 2001, plans to continue to manage the Fund in a similar style and work closely with the analyst team.

Economic Environment

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. Global markets bounced off of the roughly six-year lows reached in early March, though only partially eased the losses as most indices finished the period over 3% lower. Market volatility, which spiked dramatically in October, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector as well as the real economy. The rally received a further boost later in the month when the U.S. Federal Reserve (Fed) announced it would help the beleaguered U.S. housing market by buying up to $1.15 trillion in Treasuries, mortgage-backed securities and U.S. agency debt. Then, in early April, G20 leaders agreed to provide over $1 trillion in emergency aid for global economies. Both actions appeared to lift global markets through period end. Although the financials sector was the best performing since the markets began rallying in March, it was the worst for the six-month period followed by healthcare and then utilities. Materials and information technology were the best relative performers. In local currency terms, emerging markets, which posted strong returns during the period, outperformed developed markets. U.S. stocks trailed much of the developed world for the period while China and Brazil led emerging markets higher. In commodities, natural gas, oil and agricultural commodities suffered negatives returns, while precious metals generated strong returns. The Dollar Index finished the period roughly flat overall and relative to the Japanese yen, while the U.S. currency lagged the euro however was stronger relative to the British pound.

Contributors to Performance

New technology holding Tyco Electronics, Ltd. was the largest individual contributor. The stock rose late in the period, reflecting the announcement of better-than-expected earnings results and the balance sheet enhancing sale of its struggling wireless systems business, as well as renewed optimism in the stock market regarding the global economic outlook. While we view the quarterly report and segment divestiture positively, our focus remains on the longer-term outlook for the company as a leader in the connector business. Tyco has a strong history of financial performance and we were still attracted to its valuation at period end.

Staying in technology, new holding eBay, Inc. also rebounded late in the period on better-than-expected earnings and renewed optimism regarding the economic outlook. While the market seems to be pessimistic regarding the fundamental outlook for the company, we think that the core Internet auction and listing business will continue to generate substantial cash flows, while other businesses owned by the company, notably PayPal, are of considerable value as well.

In consumer staples, German retailer Metro A.G. rebounded in April after the stock was lower much of the six-month period primarily due to the company’s exposure in Eastern Europe countries, which was the cause of considerable concern in the market during the period. While we recognize the economic problems facing this region, we feel Metro’s exposure is manageable and that the region offers a good growth opportunity for the company in the long run. More broadly across Metro’s wide geographic footprint, we believe the company’s stores, which offer items ranging from electronics

Janus International & Global Funds  April 30, 2009  5

Janus Global Opportunities Fund (unaudited)

to food, sell basic products in a highly competitive fashion that we believe will allow the company to endure the downturn.

Detractors from Performance

Among individual detractors, JPMorgan Chase was the largest, as the U.S. bank was negatively impacted by ongoing turmoil in its industry. We remain confident in management and the company’s ability to emerge from the financial crisis in a stronger competitive position than it had entering the downturn.

Pasona Group, a Japan-based temporary staffing company, continued to be impacted by the downturn in the Japanese economy. We think this company is in the top-tier among temporary staffers in Japan and should benefit as the labor market in Japan becomes more flexible and open to using temporary personnel. We continued to own the company, which we believe traded at an attractive valuation at period end.

Covidien, Ltd., a global healthcare products company, sold down in reaction to both the global economic malaise and the Obama healthcare proposal. We believe the company’s management, after having been spun-off from former parent Tyco International in June 2007, is restructuring the company in a way that should enhance value for shareholders over the long term.

Looking Ahead

Conflicting forces are making any investment outlook murky at best in our view. On one side, we have been experiencing a massive demand shock, which is deflationary in nature and driven by job losses and deleveraging across businesses and consumers. On the other, governments seem to be doing everything they can to not let deflation take root by using typical and atypical monetary and fiscal policy tools, which over time could be inflationary. Therefore, we think the macroeconomic outlook continues to be challenging.

The market dislocation has resulted in broad-based selling, which we believe has enabled us to find better risk/reward opportunities across more sectors than on which we have traditionally focused. By taking advantage of the environment, we have been seeking to improve the diversification of the portfolio without impacting the expected return potential of the overall portfolio.

Thank you for your continued support of Janus Global Opportunities Fund.

6  Janus International & Global Funds  April 30, 2009

(unaudited)

Janus Global Opportunities Fund At A Glance

5 Top Performers – Holdings

Contribution

Tyco Electronics, Ltd.	1.76%
eBay, Inc.	1.31%
Metro A.G.	1.20%
Tiffany & Co.	1.14%
Tenma Corp.	0.95%

5 Bottom Performers – Holdings

Contribution

JPMorgan Chase & Co.	-1.63%
Pasona Group, Inc.	-1.39%
Covidien, Ltd.	-0.94%
Berkshire Hathaway, Inc. – Class B	-0.79%
Dell, Inc.	-0.52%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	3.72%	31.07%	9.14%
Information Technology	3.55%	15.33%	11.01%
Consumer Staples	1.20%	4.32%	11.15%
Materials	0.95%	0.91%	6.05%
Energy	0.00%	0.00%	12.05%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	-2.81%	25.74%	17.42%
Health Care	-0.91%	10.40%	11.91%
Industrials	-0.26%	10.42%	10.58%
Telecommunication Services	-0.04%	1.82%	5.17%
Utilities	0.00%	0.00%	5.55%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus International & Global Funds  April 30, 2009  7

Janus Global Opportunities Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

News Corp. – Class A Multimedia	6.2%
Willis Group Holdings, Ltd. Insurance Brokers	5.8%
UnitedHealth Group, Inc. Medical – HMO	5.8%
Dell, Inc. Computers	5.7%
eBay, Inc. E-Commerce/Services	4.8%

28.3%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

8  Janus International & Global Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009					Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Opportunities Fund	4.35%	–29.88%	–1.47%	2.51%	1.25%

Morgan Stanley Capital International World IndexSM	–5.44%	–39.33%	–1.02%	–0.69%

Lipper Quartile	–	1st	3rd	1st

Lipper Ranking – based on total return for Global Funds	–	40/506	165/297	21/206

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus International & Global Funds  April 30, 2009  9

Janus Global Opportunities Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,044.70	$7.10

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00

†	Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10  Janus International & Global Funds  April 30, 2009

Janus Global Opportunities Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 91.1%
Applications Software – 3.2%
132,035	Microsoft Corp.	$2,675,029
Broadcast Services and Programming – 3.2%
162,383	Liberty Global, Inc. – Class A*	2,677,696
Building – Residential and Commercial – 3.2%
95,770	KB Home	1,730,564
81,640	Pulte Homes, Inc.	939,676
		2,670,240
Cable Television – 3.0%
348,688	British Sky Broadcasting Group PLC	2,482,492
Cellular Telecommunications – 1.6%
704,164	Vodafone Group PLC	1,293,021
Computers – 5.7%
409,770	Dell, Inc.*	4,761,527
Diversified Operations – 2.0%
50,230	Illinois Tool Works, Inc.	1,647,544
E-Commerce/Services – 4.8%
239,280	eBay, Inc.*	3,940,942
Electric Products – Miscellaneous – 0.2%
8,900	Icom, Inc.	180,718
Electronic Components – Miscellaneous – 7.9%
155,725	Koninklijke Philips Electronics N.V.	2,807,390
214,000	Tyco Electronics, Ltd.	3,732,161
		6,539,551
Electronic Connectors – 2.3%
18,400	Hirose Electric Co., Ltd.	1,914,237
Electronic Parts Distributors – 0.3%
32,000	Kuroda Electric Co., Ltd.	217,989
Finance – Investment Bankers/Brokers – 3.0%
76,105	JPMorgan Chase & Co.	2,511,465
Food – Catering – 4.4%
381,229	Nissin Healthcare Food Service Co., Ltd.	3,603,867
Food – Retail – 3.3%
65,010	Metro A.G.	2,763,253
Human Resources – 2.6%
4,809	Pasona Group, Inc.	2,185,899
Insurance Brokers – 5.8%
174,925	Willis Group Holdings, Ltd.	4,812,187
Medical – HMO – 5.8%
203,270	UnitedHealth Group, Inc.	4,780,910
Medical Instruments – 0.2%
1,260	Medikit Co., Ltd.	189,433
Medical Products – 4.2%
67,868	Covidien, Ltd.	2,238,286
23,510	Johnson & Johnson	1,230,984
		3,469,270
Metal Products – Fasteners – 0%
600	Kitagawa Industries Co., Ltd.	6,450
Miscellaneous Manufacturers – 0.2%
30,200	Mirai Industry Co., Ltd.	200,585
Multimedia – 6.2%
560,530	News Corp. – Class A	5,112,034
Property and Casualty Insurance – 4.0%
616,000	Nipponkoa Insurance Co., Ltd.	3,345,858
Reinsurance – 2.9%
783	Berkshire Hathaway, Inc. – Class B*	2,399,895
Retail – Apparel and Shoe – 3.2%
433,600	Esprit Holdings, Ltd.	2,657,902
Retail – Jewelry – 2.1%
59,875	Tiffany & Co.	1,732,783
Savings/Loan/Thrifts – 2.6%
165,135	NewAlliance Bancshares, Inc.	2,131,893
Transportation – Marine – 2.9%
456,964	Horizon Lines, Inc. – Class A	2,431,048
Wire and Cable Products – 0.3%
31,200	HI-LEX Corp.	208,312

Total Common Stock (cost $88,568,576)		75,544,030

Money Market – 7.8%
6,441,110	Janus Cash Liquidity Fund LLC, 0% (cost $6,441,110)	6,441,110

Total Investments (total cost $95,009,686) – 98.9%		81,985,140

Cash, Receivables and Other Assets, net of Liabilities – 1.1%		943,626

Net Assets – 100%		$82,928,766

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$13,440,536	16.4%
Germany	2,763,253	3.4%
Japan	12,053,349	14.7%
Netherlands	2,807,390	3.4%
United Kingdom	3,775,513	4.6%
United States††	47,145,099	57.5%

Total	$81,985,140	100.0%

††	Includes Short-Term Securities (49.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  April 30, 2009  11

Janus Global Research Fund (unaudited)	Ticker: JARFX

Fund Snapshot
This Fund pulls together the best ideas from Janus’ research analysts into a single package.

Team-Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

For the six-month period ended April 30, 2009, Janus Global Research Fund returned 4.52%, outperforming its primary benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which returned -4.13% and its secondary benchmark, the Russell 1000® Index, which returned -7.39%.

Economic Overview

The first quarter ended with a market rally after two difficult months. We think the market also reflected a slightly more rational atmosphere, where investors began to distinguish between high quality, enduring business models and those that will likely struggle in the global recession. Such an environment was a welcome change from the turmoil and intense volatility in the second half of 2008. We believe a long-term fundamental approach should do better when investors distinguish between quality companies. Our focus is on companies that we think have long-term competitive advantages and reasonable growth prospects, but trade at attractive valuations.

We remained disciplined during the market turmoil of the past six months. We did not stray from our core belief that the market ultimately will reward companies with superior business models, quality managements and value-additive returns on invested capital. Our ability to buy these companies at attractive valuations added to our long-term confidence.

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. Global markets bounced off of the roughly five-year lows reached in early March, though only partially erased the losses as most indices finished the period over 3% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. The rally received a further boost later in the month when the U.S. Federal Reserve (Fed) announced it would help the beleaguered U.S. housing market by buying up to $1.15 trillion in Treasuries, mortgage-backed securities and U.S. agency debt. Then, in early April, G20 leaders agreed to provide over $1 trillion in emergency aid for global economies. Both actions appeared to lift global markets through period end. Although the financials sector was the best performing since the markets began rallying in March, it was the worst for the six-month period followed by utilities and, then healthcare. Materials and information technology were the best relative performers. In local currency terms, emerging markets, which posted strong returns during the period, outperformed developed markets. U.S. stocks trailed much of the developed world for the period while Asia and Latin America led emerging markets higher thanks to strong returns in China and Brazil. In commodities, natural gas, oil and agricultural commodities suffered negatives returns, while precious metals generated strong returns. The Dollar Index finished the period lower overall, as the U.S. currency lagged the euro, although it was stronger relative to the Japanese yen and British pound.

Under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the portfolio. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Contributors to Fund Performance

Our holdings in the consumer, energy and technology sectors contributed the most to relative performance. Among individual contributors was Petroleo Brasileiro (Petrobras), a Brazilian oil and gas development and production company. The company’s shares rebounded, as oil prices rose late in the period. We continue to like this deepwater production company because we believe it had some of the largest and most attractive oil reserves in the world at period end.

Keppel Corp., the world’s largest manufacturer of offshore rigs, rose late in the period following a solid earnings report that suggested to us the company was weathering the current global slowdown relatively well. We think the market was pricing in an overly bearish outlook and that the share price at period end gave little credit for Keppel’s offshore oil rig business and its property holdings in Singapore.

CommScope, Inc., a company involved in providing infrastructure solutions for communication and wireless networks, rebounded late in the period to be among the top contributors. The company had been a relative underperformer given its leverage profile and concerns over

12  Janus International & Global Funds  April 30, 2009

(unaudited)

its debt obligations. A better-than-expected quarterly earnings report allayed some of those concerns. We continue to believe CommScope is an extremely well-run component provider in wireless and cable and that the business remains fundamentally healthy with historically high free cash flows.

Detractors from Fund Performance

Celgene, a biotechnology company, was negatively impacted similar to other healthcare companies following the announcement of the U.S. Administration’s budget and what the proposals could mean for specific companies. Celgene dropped further later in the period after saying it expects 2009 profits to be at the lower end of its previous forecast. We think Celgene will continue to benefit from its cancer fighting drug Revlimid, which is still early in its global launch cycle. We added to our position.

In financials, middle market lender CapitalSource continued to be under pressure, which has largely been the case for the company’s stock since the credit crisis began. We decided to exit our position, as we felt that while the company’s capital position was strong, its liquidity position had become more difficult to analyze.

Another detractor was biotechnology holding Genzyme Corp., which reported lower-than-expected revenues and earnings in its latest quarter. We believe the stock was trading at an attractive valuation relative to its growth prospects at period end and that the company has defensible franchises that have lower-than-average reimbursement/political risk. We added to our position.

Outlook

As the half-year ended, the rate of decline in the U.S. and global economies was slowing and we were seeing some improvement in the credit markets. Economic reports in recent months have shown mixed data, an improvement from the stream of negative reports in late 2008. While encouraging, we do not anticipate robust economic growth for several years. With companies and individuals reducing debt levels and with increased government intervention in the economy, we see a muted rather than sharp economic recovery. We believe that a slower growth environment will increase the importance of stock picking over sector allocation in finding companies that may be well suited to gain share and profits in a slow-growth environment. We believe that the Janus bottom-up research driven process will help lead us to these opportunities.

Thank you for your investment in Janus Global Research Fund.

Janus International & Global Funds  April 30, 2009  13

Janus Global Research Fund (unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Petroleo Brasileiro S.A. (ADR)	0.59%
Keppel Corp., Ltd.	0.57%
CommScope, Inc.	0.55%
Marvell Technology Group, Ltd.	0.43%
Corning, Inc.	0.33%

5 Bottom Performers – Holdings

Contribution

Celgene Corp.	-0.48%
CapitalSource, Inc.	-0.38%
Genzyme Corp.	-0.38%
Covidien, Ltd.	-0.32%
Microsemi Corp.	-0.30%

4 Top Performers – Sectors*,†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	2.75%	18.60%	16.48%
Industrials	1.50%	18.31%	19.14%
Energy	1.28%	12.27%	12.33%
Consumer	0.97%	20.26%	20.81%

3 Bottom Performers – Sectors*,†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Healthcare	-1.26%	15.98%	16.24%
Financials	-0.19%	8.07%	8.46%
Communications	0.84%	6.52%	6.54%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
†	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

14  Janus International & Global Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.0%
Keppel Corp., Ltd. Diversified Operations	1.8%
Owens-Illinois, Inc. Containers – Metal and Glass	1.6%
Hess Corp. Oil Companies – Integrated	1.5%
Apple, Inc. Computers	1.5%

8.4%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 4.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus International & Global Funds  April 30, 2009  15

Janus Global Research Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009				Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund	4.52%	–39.66%	1.19%	1.15%	1.15%

Morgan Stanley Capital International World Growth Index	–4.13%	–38.70%	–3.71%

Russell 1000® Index	–7.39%	–35.30%	–5.31%

Lipper Quartile	–	3rd	1st

Lipper Ranking – based on total return for Global Funds	–	280/506	18/321

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

See important disclosures on the next page.

16  Janus International & Global Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Effective January 1, 2007, Janus Global Research Fund compares its performance to the MSCI World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,045.20	$6.34

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

†	Expenses are equal to the annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus International & Global Funds  April 30, 2009  17

Janus Global Research Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares		Value

Common Stock – 98.9%
Advertising Sales – 0.3%
31,260	Lamar Advertising Co. – Class A*	$528,294
Aerospace and Defense – 1.4%
415,917	BAE Systems PLC	2,187,152
Aerospace and Defense – Equipment – 1.2%
39,360	United Technologies Corp.	1,922,342
Agricultural Chemicals – 1.2%
21,124	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1,827,015
Agricultural Operations – 0.2%
626,000	Chaoda Modern Agriculture Holdings, Ltd.	356,653
Airlines – 1.2%
65,860	Ryanair Holdings PLC (ADR)*	1,801,271
Apparel Manufacturers – 0.6%
14,750	VF Corp.	874,233
Applications Software – 0.7%
38,025	Citrix Systems, Inc.*	1,084,853
Athletic Footwear – 0.8%
34,645	Adidas A.G.	1,306,350
Automotive – Cars and Light Trucks – 0.6%
29,053	Bayerische Motoren Werke A.G.	1,000,593
Automotive – Truck Parts and Equipment – Original – 0.7%
44,980	Autoliv, Inc.	1,109,657
Batteries and Battery Systems – 0.4%
11,205	Energizer Holdings, Inc.*	642,047
Beverages – Non-Alcoholic – 0.6%
19,245	PepsiCo, Inc.	957,631
Brewery – 0.8%
43,011	Anheuser-Busch InBev N.V.	1,312,579
21,000	Anheuser-Busch InBev N.V. – VVPR Strips*	56
		1,312,635
Building – Residential and Commercial – 1.3%
3,971	NVR, Inc.*	2,006,824
Building Products – Cement and Aggregate – 1.1%
65,997	CRH PLC	1,716,085
Cable Television – 1.0%
209,798	British Sky Broadcasting Group PLC	1,493,662
Casino Hotels – 1.1%
342,876	Crown, Ltd.	1,712,067
Cellular Telecommunications – 0.9%
757,564	Vodafone Group PLC	1,391,076
Chemicals – Diversified – 1.1%
34,769	Bayer A.G.	1,721,824
Chemicals – Specialty – 1.0%
2,280,000	Huabao International Holdings, Ltd.	1,614,715
Commercial Banks – 0.7%
56,618	Barclays PLC	230,298
82,279	ICICI Bank, Ltd.	792,037
		1,022,335
Commercial Services – Finance – 0.5%
48,905	Western Union Co.	819,159
Computers – 2.4%
18,951	Apple, Inc.*	2,384,604
19,080	Research In Motion, Ltd. (U.S. Shares)*	1,326,060
		3,710,664
Computers – Peripheral Equipment – 0.7%
82,849	Logitech International S.A.*	1,102,306
Consulting Services – 1.1%
42,076	Bereau Veritas S.A.	1,714,079
Consumer Products – Miscellaneous – 0.8%
24,540	Kimberly-Clark Corp.	1,205,896
Containers – Metal and Glass – 1.6%
103,540	Owens-Illinois, Inc.*	2,525,341
Cosmetics and Toiletries – 0.8%
20,415	Colgate-Palmolive Co.	1,204,485
Decision Support Software – 0.6%
46,890	MSCI, Inc.*	984,221
Distribution/Wholesale – 0.4%
246,000	Li & Fung, Ltd.	692,487
Diversified Minerals – 1.1%
102,449	Cia Vale do Rio Doce (ADR)	1,691,433
Diversified Operations – 5.1%
748,000	China Merchants Holdings International Co., Ltd.	1,767,273
25,876	Danaher Corp.	1,512,193
47,905	Illinois Tool Works, Inc.	1,571,284
718,300	Keppel Corp., Ltd.	2,873,651
		7,724,401
E-Commerce/Services – 0.5%
44,420	eBay, Inc.*	731,597
Electric – Generation – 0.3%
69,978	AES Corp.*	494,744
Electronic Components – Miscellaneous – 0.6%
51,935	Tyco Electronics, Ltd.	905,746
Electronic Components – Semiconductors – 0.9%
817,342	ARM Holdings PLC	1,434,474
Electronic Connectors – 0.6%
27,430	Amphenol Corp. – Class A	928,231
Electronic Measuring Instruments – 0.8%
7,300	Keyence Corp.	1,288,463
Engineering – Research and Development Services – 0.9%
103,412	ABB, Ltd.	1,461,669
Enterprise Software/Services – 0.7%
59,408	Oracle Corp.	1,148,951
Fiduciary Banks – 0.4%
10,703	Northern Trust Corp.	581,815
Finance – Investment Bankers/Brokers – 1.9%
9,785	Goldman Sachs Group, Inc.	1,257,373
38,716	JPMorgan Chase & Co.	1,277,627
20,615	Morgan Stanley	487,339
		3,022,339
Finance – Other Services – 1.4%
4,025	CME Group, Inc.	890,934
105,900	Hong Kong Exchanges & Clearing, Ltd.	1,217,822
		2,108,756

See Notes to Schedules of Investments and Financial Statements.

18  Janus International & Global Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares		Value

Food – Catering – 0.6%
1,713,000	FU JI Food & Catering Services Holdings, Ltd.	$906,106
Food – Miscellaneous/Diversified – 1.3%
18,600	General Mills, Inc.	942,834
34,225	Nestle S.A.	1,113,446
		2,056,280
Food – Retail – 0.8%
243,560	Tesco PLC	1,208,816
Hotels and Motels – 0.7%
54,795	Starwood Hotels & Resorts Worldwide, Inc.	1,143,024
Independent Power Producer – 0.4%
32,960	NRG Energy, Inc.*	592,621
Internet Security – 0.8%
74,525	Symantec Corp.*	1,285,556
Machinery – General Industrial – 0.7%
2,849,030	Shanghai Electric Group Co., Ltd.	1,018,537
Medical – Biomedical and Genetic – 4.4%
43,909	Celgene Corp.*	1,875,793
31,383	Genzyme Corp.*	1,673,655
36,916	Gilead Sciences, Inc.*	1,690,753
49,765	OSI Pharmaceuticals, Inc.*	1,670,611
		6,910,812
Medical – Drugs – 4.8%
115,452	GlaxoSmithKline PLC	1,782,281
114,717	Grifols S.A.	2,014,180
40,645	Novo Nordisk A/S	1,928,893
13,143	Roche Holding A.G.	1,661,260
		7,386,614
Medical Products – 2.2%
52,612	Covidien, Ltd.	1,735,144
53,148	Hospira, Inc.*	1,746,975
		3,482,119
Multi-Line Insurance – 0.9%
30,350	ACE, Ltd. (U.S. Shares)	1,405,812
Multimedia – 1.5%
88,954	News Corp. – Class A	734,760
230,455	WPP PLC	1,575,713
		2,310,473
Networking Products – 1.1%
50,406	Cisco Systems, Inc.*	973,844
30,795	Juniper Networks, Inc.*	666,712
		1,640,556
Oil – Field Services – 1.5%
221,667	Acergy S.A.	1,719,199
13,259	Schlumberger, Ltd. (U.S. Shares)	649,558
		2,368,757
Oil and Gas Drilling – 1.4%
52,575	Helmerich & Payne, Inc.	1,620,361
8,497	Transocean, Ltd. (U.S. Shares)*	573,378
		2,193,739
Oil Companies – Exploration and Production – 0.5%
13,105	Occidental Petroleum Corp.	737,680
Oil Companies – Integrated – 4.5%
43,580	Hess Corp.	2,387,748
93,629	Petroleo Brasileiro S.A. (ADR)	3,143,125
58,339	Suncor Energy, Inc.	1,468,500
		6,999,373
Oil Field Machinery and Equipment – 1.5%
39,049	Cameron International Corp.*	998,873
25,370	National Oilwell Varco, Inc.*	768,204
74,078	Wellstream Holdings PLC	563,847
		2,330,924
Physical Practice Management – 1.2%
50,585	Mednax, Inc.*	1,816,002
Pipelines – 0.2%
7,290	Kinder Morgan Management LLC*	297,724
Power Converters and Power Supply Equipment – 0.3%
136,186	JA Solar Holdings Co., Ltd. (ADR)*	478,013
Property and Casualty Insurance – 0.3%
12,325	Chubb Corp.	480,059
Real Estate Management/Services – 0.6%
69,000	Mitsubishi Estate Co., Ltd.	900,451
Real Estate Operating/Development – 1.0%
325,000	CapitaLand, Ltd.	598,626
340,995	Hang Lung Properties, Ltd.	961,495
		1,560,121
REIT – Warehouse/Industrial – 0.4%
71,687	ProLogis	653,069
Retail – Apparel and Shoe – 2.5%
211,100	Esprit Holdings, Ltd.	1,294,011
32,363	Inditex S.A.	1,380,827
53,855	Ltd. Brands, Inc.	615,024
27,350	Nordstrom, Inc.	618,931
		3,908,793
Retail – Consumer Electronics – 0.7%
8,865	Best Buy Co., Inc.	340,239
16,270	Yamada Denki Co., Ltd.	750,835
		1,091,074
Retail – Discount – 1.2%
35,855	Wal-Mart Stores, Inc.	1,807,092
Retail – Drug Store – 1.2%
58,552	CVS Caremark Corp.	1,860,783
Retail – Jewelry – 0.3%
17,560	Tiffany & Co.	508,186
Retail – Regional Department Stores – 0.9%
29,635	Kohl’s Corp.*	1,343,947
Semiconductor Components/Integrated Circuits – 1.6%
292,697	Atmel Corp.*	1,123,956
117,908	Marvell Technology Group, Ltd.*	1,294,630
		2,418,586
Semiconductor Equipment – 1.0%
56,645	KLA-Tencor Corp.	1,571,332
Soap and Cleaning Preparations – 1.0%
40,596	Reckitt Benckiser Group PLC	1,598,256

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  April 30, 2009  19

Janus Global Research Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares		Value

Telecommunication Equipment – 1.8%
95,859	Arris Group, Inc.*	$1,022,816
71,898	CommScope, Inc.*	1,804,639
		2,827,455
Telecommunication Equipment – Fiber Optics – 0.6%
62,559	Corning, Inc.	914,613
Telecommunication Services – 1.3%
42,364	Amdocs, Ltd. (U.S. Shares)*	886,678
48,865	SAVVIS, Inc.*	556,084
58,999	Time Warner Telecom, Inc. – Class A*	542,201
		1,984,963
Tobacco – 0.9%
86,580	Altria Group, Inc.	1,413,851
Toys – 1.3%
86,390	Mattel, Inc.	1,292,394
3,000	Nintendo Co., Ltd.	802,788
		2,095,182
Transportation – Services – 2.2%
30,169	C.H. Robinson Worldwide, Inc.	1,603,784
33,697	United Parcel Service, Inc. – Class B	1,763,701
		3,367,485
Web Portals/Internet Service Providers – 1.1%
2,353	Google, Inc. – Class A*	931,717
54,285	Yahoo!, Inc.*	775,733
		1,707,450
Wireless Equipment – 2.7%
59,968	Crown Castle International Corp.*	1,470,415
43,349	QUALCOMM, Inc.	1,834,530
102,673	Telefonaktiebolaget L.M. Ericsson – Class B	886,202
		4,191,147

Total Common Stock (cost $183,126,479)		153,844,004

Money Market – 1.0%
1,499,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,499,000)	1,499,000

Total Investments (total cost $184,625,479) – 99.9%		155,343,004

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		217,108

Net Assets – 100%		$155,560,112

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,712,067	1.1%
Belgium	1,312,635	0.8%
Bermuda	7,536,733	4.9%
Brazil	4,834,559	3.1%
Canada	4,621,574	3.0%
Cayman Islands	1,740,772	1.1%
China	1,018,537	0.7%
Denmark	1,928,893	1.2%
France	1,714,079	1.1%
Germany	4,028,766	2.6%
Guernsey	886,678	0.6%
Hong Kong	3,946,590	2.5%
India	792,037	0.5%
Ireland	3,517,356	2.3%
Japan	3,742,537	2.4%
Jersey	1,575,713	1.0%
Luxembourg	1,719,199	1.1%
Netherlands Antilles	649,558	0.4%
Singapore	3,472,276	2.2%
Spain	3,395,008	2.2%
Sweden	886,202	0.6%
Switzerland	7,317,872	4.7%
United Kingdom	11,889,863	7.7%
United States††	81,103,500	52.2%

Total	$155,343,004	100.0%

††	Includes Short-Term Securities (51.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

20  Janus International & Global Funds  April 30, 2009

Janus Overseas Fund (unaudited)	Ticker: JAOSX

Fund Snapshot
This Fund invests in growth companies around the world.

Brent Lynn
portfolio manager

Performance Overview

During the six-month period ended April 30, 2009, Janus Overseas Fund returned 15.68%. Its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. IndexSM returned 1.03%, and its secondary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned -2.64%.

Economic Update

Fall of 2008 was an extraordinarily difficult time for global stock markets and for the global economy. Frozen credit markets, the Lehman bankruptcy, and falling economic activity created panic and waves of selling in equity markets around the world. Although I had expected a slowdown in U.S. housing and in global economies after a multi-year period of strong growth, I was surprised by the sudden economic collapse and by the implosion in global financial markets. In this period of extreme risk aversion, the Fund fell sharply and underperformed its benchmarks. Since last fall, credit markets and economies have shown signs of stabilization, driven in part by concerted government actions to ease credit conditions and provide fiscal stimulus. Equity markets and the Fund have rebounded from their lows, but there remains considerable uncertainty regarding the outlook for the global economy and for corporate earnings.

Portfolio Positioning

In this very difficult period, I concentrated the Fund in our highest conviction ideas. I believe that many of our top holdings will take advantage of this downturn to improve their competitive position. During the period, the Fund was overweight in consumer discretionary, information technology and energy sectors and underweight in healthcare, materials, telecommunication services and utilities. (The Fund may use derivatives, such as buying put options or selling call options, to both hedge market exposure and express views on stocks. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.)

Contributors to Performance

On a geographic basis, the Fund’s holdings in Hong Kong and Brazil were the largest contributors to performance. On a sector basis, the Fund’s holdings in consumer discretionary and information technology were the largest contributors to performance. Energy holdings were significant contributors as well.

Li & Fung, a Hong Kong based outsourcing and logistics company, was the largest contributor during the period. Although Li & Fung’s U.S. retailer customer base faced a challenging sales environment, Li & Fung was able to grow through market share gains, new outsourcing customers, and acquisitions.

China Overseas Land & Investment, a leading residential housing developer in China, was another significant contributor during the period. Despite a slowing economy in China, China Overseas Land continued to show strong sales, reflecting a broad portfolio of high quality projects.

Reliance Industries, the India-based energy and petrochemicals conglomerate, also contributed to performance. During the period, the company successfully brought on line a large scale refinery and a major offshore gas project.

Detractors from Performance

On a geographic basis, the Fund’s holdings in Ireland and the United Arab Emirates detracted the most from performance. On a sector basis, the Fund’s holdings in industrials and materials were the largest detractors.

Ireland’s Anglo Irish Bank was the largest detractor during the period. After the stock fell sharply in 2007 and 2008, I significantly increased our position in this bank. Although Anglo Irish was clearly exposed to declining real estate sectors in Ireland and the U.K., I believed that the company’s tight credit underwriting standards would differentiate them from other Irish and U.K. banks. I misjudged, however, the devastating and sometimes self-fulfilling impact that financial market pressure can have even on healthy banks. In addition, the company revealed large and previously undisclosed loans made to the chairman. Shortly thereafter, the Irish government nationalized Anglo Irish. We wrote down the value of our holdings in Anglo Irish to zero in the Fund’s NAV. Although the bank’s equity may still have value, I believe it will be difficult for the Irish government to fairly compensate shareholders in a politically-charged environment where Anglo’s management deceived the public.

Mitsubishi Estate Co., Ltd., a Japanese real estate company, was another detractor to performance. Despite having a portfolio of prime Tokyo office properties, concerns about the Japanese economy and real estate sector weighed on the stock.

Janus International & Global Funds  April 30, 2009  21

Janus Overseas Fund (unaudited)

Kingdom Hotel Investments, a United Arab Emirates based lodging company, was another detractor during the period. Concerns about the impact of declining oil prices on the Middle East economies and general negative sentiment towards lodging assets globally hit the stock.

Outlook

In this very uncertain environment, I cannot predict when the global economies will recover and return to growth again, but I do believe we are invested in some of the world’s great growth franchises. My conviction comes from the in-depth fundamental research our analyst team does on a daily basis. Janus’ investment team travels millions of miles every year to meet with companies and their competitors, suppliers and customers. These meetings help us better understand our holdings and lay the foundation for high-conviction investments.

Despite incredibly difficult markets and a bleak near-term picture for the global economy, I remain optimistic about the long term. New technologies, urbanization, infrastructure development, trade and the desire of people around the world for a better life will continue to drive long-term economic growth. I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects that trade at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	3.21%
China Overseas Land & Investment, Ltd.	2.17%
Reliance Industries, Ltd.	1.95%
Petroleo Brasileiro S.A. (ADR)	1.86%
Research In Motion, Ltd. (U.S. Shares)	1.67%

5 Bottom Performers – Holdings

Contribution

Anglo Irish Bank Corp., Ltd.	-1.90%
Mitsubishi Estate Co., Ltd.	-0.78%
Kingdom Hotel Investments (GDR)	-0.76%
Reliance Capital, Ltd.	-0.59%
IG Group Holdings PLC	-0.40%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	6.41%	21.67%	10.16%
Information Technology	5.18%	18.91%	5.27%
Energy	4.26%	16.88%	8.94%
Financials	0.80%	25.51%	21.85%
Consumer Staples	0.58%	5.39%	10.34%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Telecommunication Services	-0.02%	0.82%	6.82%
Utilities	0.10%	0.37%	7.35%
Health Care	0.18%	0.56%	9.65%
Industrials	0.26%	6.44%	11.43%
Materials	0.40%	3.45%	8.19%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

22  Janus International & Global Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Li & Fung, Ltd. Distribution/Wholesale	7.1%
Reliance Industries, Ltd. Oil Refining and Marketing	6.5%
China Overseas Land & Investment, Ltd. Real Estate Operating/Development	3.8%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	3.8%
Hang Lung Properties, Ltd. Real Estate Operating/Development	3.6%

24.8%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 24.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus International & Global Funds  April 30, 2009  23

Janus Overseas Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Overseas Fund	15.68%	–43.09%	10.69%	6.94%	10.58%	0.90%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	1.03%	–42.64%	2.57%	1.32%	N/A**

Morgan Stanley Capital International EAFE® Index	–2.64%	–42.76%	0.66%	–0.04%	2.80%

Lipper Quartile	–	2nd	1st	1st	1st

Lipper Ranking – based on total return for International Funds	–	541/1197	2/707	10/369	2/107

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

24  Janus International & Global Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Janus Overseas Fund held approximately 11.0% and 11.5% respectively, of its assets in Brazilian and Indian securities as of April 30, 2009 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 22, 2008, the Fund changed its primary benchmark from the Morgan Stanley Capital International (“MSCI”) EAFE® Index to the MSCI All Country World ex-U.S. IndexSM. The new primary benchmark provides a more appropriate representation of the Fund’s investments.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Fund’s inception date.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,156.80	$4.92

Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

†	Expenses are equal to the annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus International & Global Funds  April 30, 2009  25

Janus Overseas Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 89.6%
Aerospace and Defense – 0.7%
2,067,150	Empresa Brasileira de Aeronautica S.A. (ADR)	$33,529,173
Agricultural Chemicals – 2.7%
1,468,236	Potash Corporation of Saskatchewan, Inc.	126,147,687
Agricultural Operations – 2.0%
138,125,652	Chaoda Modern Agriculture Holdings, Ltd.£	78,694,834
19,990,994	China Green Holdings, Ltd.	16,037,200
		94,732,034
Airlines – 2.3%
6,038,795	Continental Airlines, Inc. – Class B*	63,528,123
4,493,639	Delta Air Lines, Inc.*	27,725,753
3,828,290	UAL Corp.*	18,835,187
		110,089,063
Automotive – Cars and Light Trucks – 0.8%
6,347,243	Ford Motor Co.*	37,956,513
Building – Residential and Commercial – 1.4%
4,247,945	Brascan Residential Properties S.A.	7,287,855
2,327,579	Gafisa S.A.	20,211,112
4,070,200	MRV Engenharia e Participacoes S.A.*	39,569,838
		67,068,805
Casino Hotels – 2.1%
13,220,078	Crown, Ltd.	66,011,222
7,947,025	Melco Crown Entertainment, Ltd. (ADR)*	36,158,964
		102,170,186
Commercial Banks – 1.5%
26,420,589	Anglo Irish Bank Corp., Ltd.[o]	0
24,177,167	Banco de Oro Unibank, Inc.	15,037,628
495,960	Banco de Oro Unibank, Inc. (GDR) (144A)	6,167,919
765,810	Julius Baer Holding A.G.	25,125,144
2,834,764	Punjab National Bank, Ltd.	27,174,366
		73,505,057
Computers – 2.5%
1,686,333	Research In Motion, Ltd. (U.S. Shares)*	117,200,144
Computers – Other – 0.1%
231,222,597	Amax Entertainment Holdings, Ltd.£	5,378,197
Dental Supplies and Equipment – 0.1%
474,254	Osstem Implant Co., Ltd.*,£	5,141,200
Diagnostic Kits – 0.2%
55,035,935	Trinity, Ltd. – Private Placement*,°° ,§,£	10,723,407
Distribution/Wholesale – 7.1%
118,328,110	Li & Fung, Ltd.	333,092,240
Diversified Operations – 1.5%
4,329,428	MAX India, Ltd.*	12,384,271
63,254,090	Melco International Development, Ltd.£	31,053,606
782,085	Orascom Development Holding A.G.*	22,979,659
97,159,121	Polytec Asset Holdings, Ltd.	5,682,576
		72,100,112
Electric – Distribution – 0.4%
2,780,900	Equatorial Energia S.A.	17,340,867
Electronic Components – Semiconductors – 3.1%
83,754,567	ARM Holdings PLC£	146,993,241
Electronic Connectors – 2.4%
1,091,400	Hirose Electric Co., Ltd.	113,543,405
Finance – Investment Bankers/Brokers – 1.9%
3,828,535	Morgan Stanley	90,506,567
Finance – Mortgage Loan Banker – 0.5%
687,598	Housing Development Finance Corp.	23,823,925
Finance – Other Services – 0.7%
10,584,799	IG Group Holdings PLC	34,270,467
Food – Catering – 0.2%
20,131,000	FU JI Food & Catering Services Holdings, Ltd.	10,648,462
Gambling – Non-Hotel – 0.1%
1,206,100	Great Canadian Gaming Corp.*	3,811,397
Hotels and Motels – 1.4%
12,220,368	Kingdom Hotel Investments (GDR)*,£	29,328,883
25,411,000	Shangri-La Asia, Ltd.	37,543,207
		66,872,090
Insurance Brokers – 0%
1,354,044	Eurodekania, Ltd. – Private Placement*,°° ,§,£	2,077,854
Investment Companies – 0.8%
7,909,060	SM Investments Corp.	39,737,308
Investment Management and Advisory Services – 0.4%
6,897,433	BlueBay Asset Management PLC	18,191,686
Medical – Drugs – 0.8%
318,462	Roche Holding A.G.	40,253,238
Oil Companies – Exploration and Production – 2.1%
2,016,835	Niko Resources, Ltd.	102,092,763
Oil Companies – Integrated – 5.7%
1,675,975	Hess Corp.	91,826,670
5,338,295	Petroleo Brasileiro S.A. (ADR)	179,206,563
		271,033,233
Oil Field Machinery and Equipment – 0.7%
4,485,417	Wellstream Holdings PLC	34,140,910
Oil Refining and Marketing – 6.5%
8,582,310	Reliance Industries, Ltd.	309,261,014
Power Converters and Power Supply Equipment – 3.0%
2,030,480	SunPower Corp. – Class A*	55,594,542
5,733,957	Suntech Power Holdings Co., Ltd. (ADR)*	85,607,978
		141,202,520
Property and Casualty Insurance – 2.1%
9,459,592	Reliance Capital, Ltd.	99,291,714
Real Estate Management/Services – 3.1%
1,181,500	Daito Trust Construction Co., Ltd.	48,818,493
7,561,000	Mitsubishi Estate Co., Ltd.	98,671,124
		147,489,617
Real Estate Operating/Development – 14.6%
137,368,440	Ayala Land, Inc.	18,246,862
87,410,032	CapitaLand, Ltd.	161,002,757
102,705,000	China Overseas Land & Investment, Ltd.	179,249,647

See Notes to Schedules of Investments and Financial Statements.

26  Janus International & Global Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Real Estate Operating/Development – (continued)
17,145,775	Cyrela Brazil Realty S.A.	$106,759,080
2,973,300	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	12,514,576
60,714,000	Hang Lung Properties, Ltd.	171,193,808
1,980,255	PDG Realty S.A. Empreendimentos e Participacoes	18,662,848
1,584,880	Rodobens Negocios Imobiliarios S.A.	10,506,410
3,477,401	Rossi Residencial S.A.	12,011,336
		690,147,324
Retail – Apparel and Shoe – 3.1%
23,753,500	Esprit Holdings, Ltd.	145,605,347
Retail – Consumer Electronics – 1.9%
1,993,930	Yamada Denki Co., Ltd.	92,016,790
Retail – Major Department Stores – 0.5%
9,265,498	Arcandor A.G.*,**	21,801,058
Semiconductor Equipment – 1.9%
4,508,768	ASML Holdings N.V.**	91,622,207
Sugar – 2.3%
5,807,259	Bajaj Hindusthan, Ltd.	8,969,232
1,009,400	Bajaj Hindusthan, Ltd. (GDR) (144A)	1,558,898
13,335,458	Balrampur Chini Mills, Ltd.£	18,692,081
10,961,459	Cosan, Ltd. – Class A*,£	38,584,336
5,048,700	Cosan S.A. Industria e Comercio*	31,089,533
4,561,730	Shree Renuka Sugars, Ltd.	9,010,617
		107,904,697
Telecommunication Equipment – Fiber Optics – 1.2%
4,036,950	Corning, Inc.	59,020,209
Telecommunication Services – 1.9%
2,628,275	Amdocs, Ltd. (U.S. Shares)*	55,009,796
7,990,806	Reliance Communications, Ltd.	35,531,201
		90,540,997
Transportation – Truck – 0.5%
2,284,841	DSV A/S	25,804,491
Warehousing and Harbor Transport Services – 0.1%
12,114,876	DP World, Ltd. (U.S. Shares)	3,271,017
Wireless Equipment – 0.7%
3,971,223	Telefonaktiebolaget L.M. Ericsson – Class B	34,276,840

Total Common Stock (cost $5,402,649,035)		4,263,427,073

Preferred Stock – 0.8%
Investment Companies – 0.8%
2,955,900	Bradespar S.A., 0.5700% (cost $10,890,725)	36,390,918

Money Market – 7.5%
356,671,499	Janus Cash Liquidity Fund LLC, 0% (cost $356,671,499)	356,671,499

Total Investments (total cost $5,770,211,259) – 97.9%		4,656,489,490

Cash, Receivables and Other Assets, net of Liabilities – 2.1%		100,393,652

Net Assets – 100%		$4,756,883,142

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$66,011,223	1.4%
Bermuda	576,240,527	12.4%
Brazil	525,080,109	11.3%
Canada	349,251,990	7.5%
Cayman Islands	246,121,698	5.3%
Denmark	25,804,491	0.5%
Germany	21,801,058	0.5%
Guernsey	55,009,796	1.2%
Hong Kong	392,220,467	8.4%
India	545,697,319	11.7%
Ireland	0	0.0%
Japan	353,049,811	7.6%
Netherlands	91,622,207	2.0%
Philippines	79,189,717	1.7%
Singapore	161,002,757	3.5%
South Korea	5,141,200	0.1%
Sweden	34,276,840	0.7%
Switzerland	88,358,042	1.9%
United Arab Emirates	3,271,016	0.1%
United Kingdom	235,674,158	5.0%
United States††	801,665,064	17.2%

Total	$4,656,489,490	100.0%

††	Includes Short-Term Securities (9.6% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S.$	Gain/(Loss)

Euro 5/14/09	24,000,000	$31,748,272	$723,728
Euro 6/18/09	16,000,000	21,161,888	(432,768)
Euro 6/25/09	20,000,000	26,451,262	(401,262)

Total		$79,361,422	$(110,302)

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  April 30, 2009  27

Janus Worldwide Fund (unaudited)	Ticker: JAWWX

Fund Snapshot
This global Fund offers geographic diversification in a single portfolio.

Laurent Saltiel
portfolio manager

Performance Overview

Janus Worldwide Fund returned -2.64% over the six months ended April 30, 2009, as compared to a -5.44% return for the benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM.

Saltiel Selected as New Portfolio Manager

Laurent Saltiel, who has served as a portfolio manager at Janus since November of 2006 and as an analyst at the firm since September of 2002, was named as portfolio manager of the Janus Worldwide Fund effective April 13, 2009. He succeeded Jason Yee, who left the firm. Joining Laurent in managing the Fund are analysts Julian McManus and Tony Yao, who were appointed as assistant portfolio managers. The Fund will employ a global core growth style that should be well aligned with the fundamental research produced by the seven Janus global sector teams. The strategy seeks to invest in companies with strong and sustainable competitive advantages, high or improving returns on capital and attractive long-term growth prospects. The Fund will focus on investment ideas where our research may deliver superior risk-adjusted performance over the long-term. Mr. Saltiel expects to increase the number of holdings (54 as of December 31, 2008) to a range of 70-100. In addition, many of the Fund’s historically large sector and country differences from the index will likely be minimized in an effort to make stock selection the primary driver of excess returns.

Economic Environment

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. Global markets bounced off of the roughly five-year lows reached in early March, though only partially eased the losses as most indices finished the period over 3% lower. Market volatility, which spiked to historic levels in November, declined in December and continued at a more muted level through period end. Sentiment began to improve in March amid some positive news coming out of the financials sector. The rally received a further boost later in the month when the U.S. Federal Reserve (Fed) announced it would help the beleaguered U.S. housing market by buying up to $1.15 trillion in Treasuries, mortgage-backed securities and U.S. agency debt. Then, in early April, G20 leaders agreed to provide over $1 trillion in emergency aid for global economies. Both actions appeared to lift global markets through period end. Although the financials sector was the best performing since the markets began rallying in March, it was the worst for the six-month period followed by utilities and, then healthcare. Materials and information technology were the best relative performers. In local currency terms, emerging markets, which posted strong returns during the period, outperformed developed markets. U.S. stocks trailed much of the developed world for the period while Asia and Latin America led emerging markets higher thanks to strong returns in China and Brazil. In commodities, natural gas, oil and agricultural commodities suffered negatives returns, while precious metals generated strong returns. The Dollar Index finished the period lower overall, as the U.S. currency lagged the euro, although it was stronger relative to the Japanese yen and British pound.

Contributors to Performance

On a country basis, the largest contributors to relative performance were our holdings in the U.S., the U.K., and Hong Kong as well as an overweight in Hong Kong. On a sector basis, our holdings and significant overweights in consumer discretionary and information technology were the largest contributors.

The largest individual contributor was new technology holding Research In Motion, which rose following a better-than-expected earnings report highlighted by improving margins and solid subscriber growth for its mobile devices. Based on its market share gains and growing usage of mobile data services worldwide, Research In Motion represented an attractive growth opportunity at period end in our opinion. Another top contributor was title company First American Financial, which rebounded during the period. We sold the position on the stock’s strength.

Amazon.com, the online retailer, gained after the company reported significant revenue growth in its most recent quarter. We took advantage of the stock’s strength to exit our position. Consumer discretionary holding Li & Fung, a Hong Kong-based apparel outsourcing firm, rose after the announcement of several large contract wins. We believe the company is

28  Janus International & Global Funds  April 30, 2009

(unaudited)

gaining market share, growing organically and reducing costs to improve margins. We added to our position.

Detractors from Performance

On a country basis, our holdings in Japan, Switzerland and France were among key detractors. On the sector level, our holdings and underweight in materials were among detractors, as was our overweight to financials.

Among individual detractors, JPMorgan Chase was the largest, as the U.S. bank was negatively impacted by ongoing turmoil in its industry. We remain confident in the management and the company’s ability to emerge from the financial crisis in a stronger competitive position than it had entering the downturn; however, we did trim our position.

Dell, the computer manufacturer, continued to be pressured by the downturn in consumer spending; we decided to exit our position. Berkshire Hathaway also detracted from performance, as its service businesses and investment portfolio have both suffered in the economic downturn and financial fallout. We trimmed our position in Berkshire. Willis Group Holdings, an insurance brokerage firm, also declined as the underlying operating environment for property and casualty insurance and brokers in particular continued to be weak. We elected to exit our position.

Outlook

We remain cautious, as the U.S. and the global economy remain challenged in our view. Emerging countries previously benefited from strong consumption in the U.S., while the U.S. economy benefited from increasing use of debt and loose credit practices. As a result, the rest of the world has been suffering along with the U.S., as evidenced by downturns in housing and reductions in net worth worldwide. While many investors are expecting a second half recovery in 2009, we foresee only a muted improvement with U.S. Gross Domestic Product declining at a smaller rate than the steep declines seen in recent quarters. We think there remains considerable pressure on company margins due to weak consumer spending as individuals have continued to deleverage their personal balance sheets as much as companies have.

The overall portfolio theme has been one of caution amid this global recession. We have been concentrating on companies that we believe have either modest economic sensitivity or are in areas where we see some economic growth potential. We were also seeking to take advantage of what we believe to be attractive valuations. Looking ahead, we are not counting on significant economic growth in developed markets, although we still think we can find attractive investments nevertheless. As for emerging markets, we think Brazil and China still offer economic growth potential, though most likely at slower paces than in recent years. We believe valuations for many companies participating in these economies were undemanding at period end.

Thank you for your continued support of Janus Worldwide Fund.

Janus International & Global Funds  April 30, 2009  29

Janus Worldwide Fund (unaudited)

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	1.03%
First American Financial Corp.	0.83%
Amazon.com, Inc.	0.57%
Li & Fung, Ltd.	0.55%
Marvell Technology Group, Ltd.	0.46%

5 Bottom Performers – Holdings

Contribution

JPMorgan Chase & Co.	-1.04%
Dell, Inc.	-1.03%
Berkshire Hathaway Inc.	-0.95%
Willis Group Holdings, Ltd.	-0.66%
SLM Corp.	-0.64%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	1.14%	25.59%	11.01%
Consumer Discretionary	1.14%	24.12%	9.14%
Energy	0.21%	1.23%	12.05%
Telecommunication Services	0.13%	0.13%	5.17%
Utilities	0.00%	0.00%	5.55%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	-2.71%	24.09%	17.42%
Health Care	-0.38%	11.63%	11.91%
Materials	-0.13%	4.63%	6.05%
Consumer Staples	-0.10%	3.53%	11.15%
Industrials	-0.01%	5.05%	10.58%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

30  Janus International & Global Funds  April 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of April 30, 2009

Celgene Corp. Medical – Biomedical and Genetic	2.9%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	2.7%
Apple, Inc. Computers	2.6%
Capita Group PLC Human Resources	2.6%
Goldman Sachs Group, Inc. Finance – Investment Bankers/Brokers	2.6%

13.4%

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 6.3% of total net assets.

Top Country Allocations– Long Positions (% of Investment Securities)
As of April 30, 2009

As of October 31, 2008

Janus International & Global Funds  April 30, 2009  31

Janus Worldwide Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratio – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Worldwide Fund	–2.64%	–40.86%	–4.29%	–3.30%	6.80%	0.83%

Morgan Stanley Capital International World IndexSM	–5.44%	–39.33%	–1.02%	–1.57%	4.92%

Lipper Quartile	–	3rd	4th	4th	2nd

Lipper Ranking – based on total return for Global Funds	–	344/506	271/297	140/153	7/17

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratio shown was determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

See important disclosures on the next page.

32  Janus International & Global Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See Notes to Schedules of Investments for index definitions.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$974.20	$3.52

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61

†	Expenses are equal to the annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus International & Global Funds  April 30, 2009  33

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Common Stock – 98.7%
Aerospace and Defense – Equipment – 0.8%
302,660	United Technologies Corp.	$14,781,914
Agricultural Chemicals – 6.5%
563,910	Monsanto Co.	47,870,320
677,974	Mosaic Co.	27,424,048
520,034	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	44,977,741
		120,272,109
Agricultural Operations – 0.2%
6,465,490	Chaoda Modern Agriculture Holdings Ltd.	3,683,607
Applications Software – 1.5%
1,392,210	Microsoft Corp.	28,206,175
Beverages – Non-Alcoholic – 1.1%
426,335	PepsiCo, Inc.	21,214,430
Brewery – 1.3%
804,913	Anheuser-Busch InBev N.V.	24,563,764
Cable Television – 1.2%
32,055	Jupiter Telecommunications Co., Ltd.	22,542,798
Chemicals – Diversified – 2.0%
1,049,925	Israel Chemicals, Ltd.	8,808,448
470,876	K+S A.G.	28,094,099
		36,902,547
Chemicals – Specialty – 0.7%
19,515,000	Huabao International Holdings, Ltd.	13,820,683
Commercial Banks – 1.8%
1,299,240	ICICI Bank, Ltd.	12,506,784
346,450	Julius Baer Holding A.G.	11,366,535
622,106	Standard Chartered PLC	9,563,935
		33,437,254
Commercial Services – 2.3%
2,268,539	Aggreko PLC	19,186,023
20,385	SGS S.A.	22,707,549
		41,893,572
Computer Services – 0.3%
165,626	Infosys Technologies, Ltd.	5,019,282
Computers – 5.1%
386,355	Apple, Inc.*	48,615,049
651,817	Research In Motion, Ltd. (U.S. Shares)*	45,301,282
		93,916,331
Consulting Services – 1.8%
812,092	Bereau Veritas S.A.	33,082,757
Cosmetics and Toiletries – 2.6%
297,140	Colgate-Palmolive Co.	17,531,260
634,625	Procter & Gamble Co.	31,375,860
		48,907,120
Distribution/Wholesale – 2.4%
15,938,430	Li & Fung, Ltd.	44,866,493
Diversified Operations – 1.0%
3,702,495	China Merchants Holdings International Co., Ltd.	8,747,750
161,704	Danaher Corp.	9,449,981
		18,197,731
Educational Software – 0.1%
19,915	Educomp Solutions, Ltd.	992,907
Electric – Distribution – 0.1%
341,440	Equatorial Energia S.A.	2,129,118
Electronic Connectors – 0.8%
418,320	Amphenol Corp. – Class A	14,155,949
Enterprise Software/Services – 2.2%
434,125	Autonomy Corp. PLC*	9,129,656
551,580	Nomura Research Institute, Ltd.	9,780,522
1,142,945	Oracle Corp.	22,104,556
		41,014,734
Finance – Investment Bankers/Brokers – 3.6%
374,030	Goldman Sachs Group, Inc.	48,062,855
546,663	JPMorgan Chase & Co.	18,039,879
		66,102,734
Finance – Mortgage Loan Banker – 1.1%
612,360	Housing Development Finance Corp.	21,217,076
Finance – Other Services – 1.8%
2,493,440	BM&F Bovespa S.A.*	10,118,406
34,600	CME Group, Inc.	7,658,710
42,950	Hong Kong Exchanges & Clearing, Ltd.	493,914
4,704,375	IG Group Holdings PLC	15,231,383
		33,502,413
Food – Miscellaneous/Diversified – 0.7%
411,704	Nestle S.A.	13,394,019
Food – Retail – 2.0%
7,275,685	Tesco PLC	36,110,060
Food – Wholesale/Distribution – 0.3%
4,446,840	Olam International, Ltd.	5,248,050
Gold Mining – 2.0%
897,730	Newmont Mining Corp.	36,124,655
Human Resources – 2.6%
4,801,563	Capita Group PLC	48,337,008
Investment Companies – 0.5%
2,719,640	Man Group PLC	10,024,410
Medical – Biomedical and Genetic – 5.9%
1,269,805	Celgene Corp.*	54,246,070
1,094,408	Gilead Sciences, Inc.*	50,123,886
148,365	Vertex Pharmaceuticals, Inc.*	4,572,609
		108,942,565
Medical – Drugs – 7.4%
413,220	Abbott Laboratories	17,293,257
826,695	Grifols S.A.	14,514,963
690,909	Novartis A.G.	26,102,164
806,103	Novo Nordisk A/S	38,255,286
325,581	Roche Holding A.G.	41,153,072
		137,318,742
Medical – Generic Drugs – 0.4%
189,235	Teva Pharmaceutical S.P. (ADR)	8,305,524
Medical Instruments – 1.1%
92,220	Intuitive Surgical, Inc.*	13,254,781
238,660	St. Jude Medical, Inc.*	7,999,883
		21,254,664

See Notes to Schedules of Investments and Financial Statements.

34  Janus International & Global Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Medical Products – 2.2%
285,160	Baxter International, Inc.	$13,830,260
326,250	Johnson & Johnson	17,082,450
237,180	Stryker Corp.	9,181,238
		40,093,948
Multi-Line Insurance – 0.5%
53,860	Zurich Financial Services A.G.	9,950,435
Networking Products – 0.5%
472,655	Cisco Systems, Inc.*	9,131,695
Oil – Field Services – 1.6%
1,110,730	Petrofac, Ltd.	9,354,910
430,555	Schlumberger, Ltd. (U.S. Shares)	21,092,889
		30,447,799
Oil Companies – Exploration and Production – 2.0%
175,680	Devon Energy Corp.	9,109,008
311,360	EOG Resources, Inc.	19,765,133
152,060	Occidental Petroleum Corp.	8,559,457
		37,433,598
Oil Companies – Integrated – 2.4%
323,100	Hess Corp.	17,702,649
500,130	Petroleo Brasileiro S.A. (ADR)	16,789,364
181,298	Total S.A.	9,064,931
		43,556,944
Oil Field Machinery and Equipment – 0.5%
1,263,890	Wellstream Holdings PLC	9,620,143
Optical Supplies – 1.2%
240,785	Alcon, Inc. (U.S. Shares)	22,154,628
Real Estate Management/Services – 3.0%
672,300	Aeon Mall Co., Ltd.	8,812,574
768,300	Daito Trust Construction Co., Ltd.	31,745,448
1,094,000	Mitsubishi Estate Co., Ltd.	14,276,711
		54,834,733
Real Estate Operating/Development – 2.2%
11,032,500	CapitaLand, Ltd.	20,321,042
5,433,845	China Overseas Land & Investment, Ltd.	9,483,616
3,630,605	Hang Lung Properties, Ltd.	10,237,130
		40,041,788
Reinsurance – 2.0%
12,090	Berkshire Hathaway, Inc. – Class B*	37,055,850
Retail – Apparel and Shoe – 5.4%
7,536,200	Esprit Holdings, Ltd.	46,195,762
576,056	Hennes & Mauritz A.B. – Class B	25,766,095
652,848	Inditex S.A.	27,854,973
180,000	Ports Design, Ltd.	273,177
		100,090,007
Retail – Consumer Electronics – 0.5%
218,580	Yamada Denki Co., Ltd.	10,087,129
Schools – 0.3%
36,000	Anhanguera Educacional Participacoes S.A.*	251,990
25,500	Estacio Participacoes S.A.*	172,077
14,773,000	Raffles Education Corp., Ltd.	4,302,550
		4,726,617
Soap and Cleaning Preparations – 1.5%
682,951	Reckitt Benckiser Group PLC	26,887,634
Super-Regional Banks – 0.5%
453,530	Wells Fargo & Co.	9,075,135
Telecommunication Services – 0.5%
598,796	Bharti Tele-Ventures, Ltd.	9,044,596
Tobacco – 3.3%
915,345	British American Tobacco PLC	22,204,851
2,343,860	ITC, Ltd.	8,885,060
840,875	Philip Morris International, Inc.	30,439,675
		61,529,586
Transportation – Railroad – 0.6%
2,000,950	All America Latina Logistica S.A. (GDR)	10,371,838
Transportation – Services – 1.2%
412,700	United Parcel Service, Inc. – Class B	21,600,718
Transportation – Truck – 0.5%
885,281	DSV A/S	9,998,169
Web Portals/Internet Service Providers – 0.8%
36,030	Google, Inc. – Class A*	14,266,799
Wireless Equipment – 0.3%
201,570	Crown Castle International Corp.*	4,942,496

Total Investments (total cost $1,760,128,013) – 98.7%		1,826,425,480

Cash, Receivables and Other Assets net of Liabilities – 1.3%		23,420,991

Net Assets – 100%		$1,849,846,471

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$24,563,764	1.3%
Bermuda	105,156,115	5.8%
Brazil	39,832,794	2.2%
Canada	90,279,022	4.9%
Cayman Islands	3,683,607	0.2%
Denmark	48,253,455	2.6%
France	42,147,688	2.3%
Germany	28,094,100	1.6%
Hong Kong	28,962,409	1.6%
India	57,665,704	3.2%
Israel	17,113,972	0.9%
Japan	97,245,183	5.3%
Jersey	9,354,910	0.5%
Netherlands Antilles	21,092,889	1.2%
Singapore	29,871,642	1.6%
Spain	42,369,935	2.3%
Sweden	25,766,095	1.4%
Switzerland	146,828,401	8.1%
United Kingdom	206,295,103	11.3%
United States	761,848,692	41.7%

Total	$1,826,425,480	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds  April 30, 2009  35

Statements of Assets and Liabilities

As of April 30, 2009 (unaudited)	Janus Global	Janus Global	Janus Overseas	Janus Worldwide
(all numbers in thousands except net asset value per share)	Opportunities Fund	Research Fund	Fund	Fund

Assets:
Investments at cost	$95,010	$184,625	$5,770,211	$1,760,128
Unaffiliated investments at value	$75,544	$153,844	$4,299,818	$1,826,425
Affiliated money market investments value	6,441	1,499	356,671	–
Cash	7	40	940	–
Cash denominated in foreign currency(1)	–	201	4,505	7,844
Receivables:
Investments sold	2,124	3,502	91,511	57,502
Fund shares sold	34	119	7,830	142
Dividends	192	618	14,415	4,553
Non-interested Trustees’ deferred compensation	2	4	115	45
Other assets	1	2	291	144
Forward currency contracts	–	–	724	–
Total Assets	84,345	159,829	4,776,820	1,896,655
Liabilities:
Payables:
Due to Custodian	–	–	–	5,460
Investments purchased	1,203	3,533	12,570	36,979
Fund shares repurchased	25	139	2,042	957
Dividends and distributions	–	3	10	1
Custody fees	–	53	–	–
Advisory fees	41	308	2,363	777
Transfer agent fees and expenses	31	128	730	2,268
Non-interested Trustees’ fees and expenses	6	5	31	11
Non-interested Trustees’ deferred compensation fees	2	4	115	45
Foreign tax liability	–	–	–	149
Accrued expenses and other payables	108	96	1,242	162
Forward currency contracts	–	–	834	–
Total Liabilities	1,416	4,269	19,937	46,809
Net Assets	$82,929	$155,560	$4,756,883	$1,849,846
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$103,001	$247,367	$6,352,827	$7,608,069
Undistributed net investment income/(loss)*	44	441	8,130	9,598
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(7,088)	(62,955)	(490,456)	(5,834,092)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(13,028)	(29,293)	(1,113,618)	66,271
Total Net Assets	$82,929	$155,560	$4,756,883	$1,849,846
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,118	17,004	160,257	61,391
Net Asset Value Per Share	$9.10	$9.15	$29.68	$30.13

*	See Note 3 in the Notes to the Financial Statements.

(1)	Includes cost of $201,541, $4,502,384, and $7,838,554 for Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.
(2)	Net of foreign taxes on investments of $148,823 for Janus Worldwide Fund.

See Notes to Financial Statements.

36  Janus International & Global Funds  April 30, 2009

Statements of Operations

For the six-month period ended April 30, 2009 (unaudited)	Janus Global	Janus Global	Janus Overseas	Janus Worldwide
(all numbers in thousands)	Opportunities Fund	Research Fund	Fund	Fund

Investment Income:
Interest	$–	$–	$3	$25
Securities lending income	1	3	–	–
Dividends	1,111	1,557	40,801	17,035
Dividends from affiliates	9	4	3,088	337
Foreign tax withheld	(29)	(41)	(1,266)	(658)
Total Investment Income	1,092	1,523	42,626	16,739
Expenses:
Advisory fees	243	537	12,377	3,291
Transfer agent fees and expenses	108	258	4,172	2,727
Registration fees	21	7	52	7
Custodian fees	8	53	828	108
Audit fees	21	19	29	33
Non-interested Trustees’ fees and expenses	6	7	34	7
Printing expenses	52	87	19	10
Postage expenses	28	33	181	159
Accounting systems expense	37	37	37	37
Other expenses	8	35	99	50
Non-recurring costs (Note 2)	–	N/A	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	N/A	–	–
Total Expenses	532	1,073	17,828	6,429
Expense and Fee Offset	–	–	(3)	(2)
Net Expenses	532	1,073	17,825	6,427
Less: Excess Expense Reimbursement	–	(162)	–	–
Net Expenses after Expense Reimbursement	532	911	17,825	6,427
Net Investment Income/(Loss)	560	612	24,801	10,312
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(7,082)	(44,615)	(458,947)	(1,180,113)
Net realized gain/(loss) from swap contracts	–	103	–	–
Net realized gain/(loss) from options contracts	–	29	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	9,427	48,109	1,026,400	1,106,176
Net Gain/(Loss) on Investments	2,345	3,626	567,453	(73,937)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,905	$4,238	$592,254	$(63,625)

(1)	Net of foreign taxes on investments of $148,823 for Janus Worldwide Fund.

See Notes to Financial Statements.

Janus International & Global Funds  April 30, 2009  37

Statements of Changes in Net Assets

For the six-month period ended April 30, 2009 (unaudited)	Janus Global		Janus Global
and for the fiscal year ended October 31, 2008	Opportunities Fund		Research Fund
(all numbers in thousands)	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$560	$963	$612	$1,098
Net realized gain/(loss) from investment and foreign currency transactions	(7,082)	5,864	(44,615)	(17,471)
Net realized gain/(loss) from swap contracts	–	–	103	(309)
Net realized gain/(loss) from options contracts	–	–	29	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,427	(78,223)	48,109	(133,887)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,905	(71,396)	4,238	(150,569)
Dividends and Distributions to Shareholders:
Net investment income*	(28)	(2,799)	(915)	(782)
Net realized gain/(loss) from investment transactions*	(5,568)	(4,999)	–	(12,121)
Net (Decrease) from Dividends and Distributions	(5,596)	(7,798)	(915)	(12,903)
Capital Share Transactions:
Shares sold	3,717	18,012	15,780	165,649
Redemption fees	4	112	43	250
Reinvested dividends and distributions	5,500	7,659	903	12,720
Shares repurchased	(9,226)	(49,580)	(31,965)	(131,833)
Net Increase/(Decrease) from Capital Share Transactions	(5)	(23,797)	(15,239)	46,786
Net Increase/(Decrease) in Net Assets	(2,696)	(102,991)	(11,916)	(116,686)
Net Assets:
Beginning of period	85,625	188,616	167,476	284,162
End of period	$82,929	$85,625	$155,560	$167,476

Undistributed Net Investment Income/(Loss)*	$44	$(488)	$441	$744

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

38  Janus International & Global Funds  April 30, 2009

Janus Overseas		Janus Worldwide
Fund		Fund
2009	2008	2009	2008

$24,801	$73,249	$10,312	$28,563

(458,947)	146,881	(1,180,113)	120,599
–	–	–	–
–	30,174	–	–

1,026,400	(5,783,595)	1,106,176	(2,160,537)
592,254	(5,533,291)	(63,625)	(2,011,375)

(1,114)	(163,518)	(26,296)	(21,825)
(207,095)	(794,328)	–	–
(208,209)	(957,846)	(26,296)	(21,825)

353,862	1,534,806	31,068	106,106
306	2,696	43	154
203,268	933,537	25,716	21,345
(529,622)	(3,059,840)	(161,919)	(694,799)
27,814	(588,801)	(105,092)	(567,194)
411,859	(7,079,938)	(195,013)	(2,600,394)

4,345,024	11,424,962	2,044,859	4,645,253
$4,756,883	$4,345,024	$1,849,846	$2,044,859

$8,130	$(15,557)	$9,598	$25,582

See Notes to Financial Statements.

Janus International & Global Funds  April 30, 2009  39

Financial Highlights

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Janus Global Opportunities Fund
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$9.36	$17.21	$15.32	$13.91	$12.93	$11.66
Income from Investment Operations:
Net investment income/(loss)	.06	.15	.07	.10	.10	.03
Net gains/(losses) on investments (both realized and unrealized)	.30	(7.26)	4.13	1.42	.91	1.27
Total from Investment Operations	.36	(7.11)	4.20	1.52	1.01	1.3
Less Distributions and Other:
Dividends (from net investment income)*	–	(.27)	(.09)	(.11)	(.03)	(.03)
Distributions (from capital gains)*	(.62)	(.48)	(2.22)	–	–
Redemption fees	–(1)	.01	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.62)	(.74)	(2.31)	(.11)	(.03)	(.03)
Net Asset Value, End of Period	$9.10	$9.36	$17.21	$15.32	$13.91	$12.93
Total Return**	4.47%	(42.89)%	30.59%	10.96%	7.78%	11.18%
Net Assets, End of Period (in thousands)	$82,929	$85,625	$188,616	$145,667	$177,560	$207,414
Average Net Assets for the Period (in thousands)	$76,665	$136,813	$162,723	$161,256	$218,871	$175,110
Ratio of Gross Expenses to Average Net Assets***(2)	1.40%(3)	1.25%(3)	1.07%(3)	1.17%(4)	1.03%(3)	1.09%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.40%	1.24%	1.06%	1.15%	1.02%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.47%	0.70%	0.43%	0.57%	0.62%	0.24%
Portfolio Turnover Rate***	41%	18%	14%	38%	36%	37%

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Janus Global Research Fund
and through each fiscal year or period ended October 31	2009	2008	2007	2006	2005(5)

Net Asset Value, Beginning of Period	$8.81	$17.11	$13.16	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.04	.04	.10	(.01)
Net gains/(losses) on investments (both realized and unrealized)	.35	(7.58)	4.72	2.22	1.12
Total from Investment Operations	.39	(7.54)	4.76	2.32	1.11
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.05)	(.05)	(.04)	–
Distributions (from capital gains)*	–	(.72)	(.76)	(.23)	–
Redemption fees	–(1)	.01	–(1)	N/A	N/A
Total Distributions and Other	(.05)	(.76)	(.81)	(.27)	–
Net Asset Value, End of Period	$9.15	$8.81	$17.11	$13.16	$11.11
Total Return**	4.52%	(45.95)%	38.09%	21.21%	11.10%
Net Assets, End of Period (in thousands)	$155,560	$167,476	$284,162	$113,025	$47,404
Average Net Assets for the Period (in thousands)	$142,681	$260,977	$173,760	$79,500	$29,920
Ratio of Gross Expenses to Average Net Assets***(2)	1.25%(6)	1.15%	1.12%	1.16%	1.27%(6)
Ratio of Net Expenses to Average Net Assets***(2)	1.25%	1.14%	1.11%	1.14%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.86%	0.42%	0.36%	0.48%	(0.24)%
Portfolio Turnover Rate***	94%	95%	72%	118%	86%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.
(5)	Period from February 25, 2005 (inception date) through October 31, 2005.
(6)	The ratio was 1.48% in 2009 and 1.61% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

40  Janus International & Global Funds  April 30, 2009

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Janus Overseas Fund
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$27.12	$63.02	$42.45	$28.42	$21.62	$19.50
Income from Investment Operations:
Net investment income/(loss)	.15	.63	.36	.49	.21	.18
Net gains/(losses) on investments (both realized and unrealized)	3.75	(31.38)	20.74	13.80	6.82	2.18
Total from Investment Operations	3.90	(30.75)	21.10	14.29	7.03	2.36
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.88)	(.55)	(.28)	(.23)	(.24)
Distributions (from capital gains)*	(1.33)	(4.29)	–	–	–	–
Redemption fees	–(1)	.02	.02	.02	–(1)	–(1)
Total Distributions and Other	(1.34)	(5.15)	(.53)	(.26)	(.23)	(.24)
Net Asset Value, End of Period	$29.68	$27.12	$63.02	$42.45	$28.42	$21.62
Total Return**	15.68%	(52.78)%	50.24%	50.71%	32.74%	12.24%
Net Assets, End of Period (in thousands)	$4,756,883	$4,345,024	$11,424,962	$5,317,122	$2,554,621	$2,090,180
Average Net Assets for the Period (in thousands)	$3,906,435	$9,214,669	$7,916,993	$3,933,175	$2,272,200	$2,496,896
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.92%	0.90%	0.89%	0.92%	0.90%	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.92%	0.89%	0.89%	0.91%	0.89%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.28%	0.79%	0.77%	1.69%	0.88%	0.72%
Portfolio Turnover Rate***	35%	50%	51%	61%	57%	58%

For a share outstanding during the six-month period
ended April 30, 2009 (unaudited)	Janus Worldwide Fund
and through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$31.36	$60.04	$48.05	$41.41	$38.12	$37.34
Income from Investment Operations:
Net investment income/(loss)	.17	.43	.32	.65	.46	.30
Net gains/(losses) on investments (both realized and unrealized)	(.99)	(28.82)	12.31	6.48	3.14	.84
Total from Investment Operations	(.82)	(28.39)	12.63	7.13	3.60	1.14
Less Distributions and Other:
Dividends (from net investment income)*	(.41)	(.29)	(.64)	(.49)	(.31)	(.36)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.41)	(.29)	(.64)	(.49)	(.31)	(.36)
Net Asset Value, End of Period	$30.13	$31.36	$60.04	$48.05	$41.41	$38.12
Total Return**	(2.58)%	(47.49)%	26.53%	17.34%	9.47%	3.06%
Net Assets, End of Period (in thousands)	$1,849,846	$2,044,859	$4,645,253	$4,373,358	$4,957,669	$7,074,321
Average Net Assets for the Period (in thousands)	$1,787,764	$3,480,275	$4,522,584	$4,601,953	$5,984,293	$9,278,240
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.73%	0.83%	0.88%(4)	0.87%(4)	0.85%	0.92%
Ratio of Net Expenses to Average Net Assets***(2)	0.72%	0.83%	0.87%	0.86%	0.85%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	0.82%	0.53%	1.31%	0.90%	0.61%
Portfolio Turnover Rate***	218%	16%	27%	43%	33%	120%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	The ratio was 0.89% in 2007 and 0.90% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus International & Global Funds  April 30, 2009  41

Notes to Schedules of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

VVPR Strips	The VVPR strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
o	On January 23, 2009 Anglo Irish Bank Corporation PLC was acquired by the Republic of Ireland. The Fund’s investment in this issuer, as reflected in the Schedule of Investments, exposes investors to the negative (or positive) performance resulting from this and other events.

°° ∞  Schedule of Fair Valued Securities (as of April 30, 2009)

		Value as a
	Value	% of Net Assets

Janus Overseas Fund
Eurodekania, Ltd. – Private Placement	$2,077,854	0.0%
Trinity, Ltd. – Private Placement	10,723,407	0.2%

	$12,801,261	0.2%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

42  Janus International & Global Funds  April 30, 2009

§ Schedule of Restricted and Illiquid Securities (as of April 30, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Overseas Fund
Eurodekania, Ltd.-Private Placement	3/8/07	$17,754,225	$2,077,854	0.0%
Trinity, Ltd.-Private Placement	11/14/07	25,332,992	10,723,407	0.2%

		$43,087,217	$12,801,261	0.2%

The Fund had registration rights for certain restricted securities held as of April 30, 2009. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended April 30, 2009.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Overseas Fund
Amax Entertainment Holdings, Ltd.	–	$–	12,024,000	$2,026,481	$(1,709,753)	$447,510	$5,378,197
ARM Holdings PLC	–	–	151,360	480,760	(280,003)	1,616,765	146,993,241
Balrampur Chini Mills, Ltd.	–	–	–	–	–	136,021	18,692,081
BrasilAgro – Companhia Brasileira de Propriedades Agricolas	–	–	3,440,000	17,348,780	(8,665,478)	–	–
Chaoda Modern Agriculture Holdings, Ltd.	9,331,755	2,471,008	–	–	–	531,684	78,694,834
Cosan, Ltd. – Class A*	–	–	–	–	–	–	38,584,336
Eurodekania, Ltd. – Private Placement*	–	–	–	–	–	–	2,077,854
Kingdom Hotel Investments (GDR)*	2,506,268	4,015,037	–	–	–	–	29,328,883
Melco International Development, Ltd.	–	–	215,000	459,690	(404,400)	–	31,053,606
NDS Group PLC (ADR)*	–	–	965,304	46,052,833	14,761,319	–	–
Osstem Implant Co., Ltd.	–	–	387,619	19,630,729	(15,337,665)	–	5,141,200
Trinity, Ltd. – Private Placement*	–	–	–	–	–	–	10,723,407

		$6,486,045		$85,999,273	$(11,635,980)	$2,731,980	$366,667,639

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Worldwide Fund
Ryland Group, Inc.	–	$–	3,255,000	$116,379,456	$(59,847,881)	$133,705	$–

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of April 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Opportunities Fund	$51,486,623	$30,498,517	$–
Janus Global Research Fund	90,208,522	65,134,482	–
Janus Overseas Fund	656,909,157	3,986,779,072	12,801,261
Janus Worldwide Fund	895,809,691	930,615,789	–

Other Financial Instruments(a):
Janus Overseas Fund	–	(110,302)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date.Options and swap contracts are reported at their market value at measurement date.

Janus International & Global Funds  April 30, 2009  43

Notes to Schedules of Investments (unaudited) (continued)

Level 3 Valuation Reconciliation of Assets (as of the six-month period ended April 30, 2009)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	October 31, 2008	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	April 30, 2009

Investments in Securities:
Janus Overseas Fund	$42,466,662	$–	$–	$(29,665,401)	$–	$–	$12,801,261

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2009 are noted below.

Fund	Aggregate Value

Janus Overseas Fund	$113,423,265

44  Janus International & Global Funds  April 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight funds with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund, which is classified as non-diversified. The Funds are no-load investments.

Effective December 22, 2008, Janus Overseas Fund changed its primary benchmark from the MSCI EAFE® Index to the MSCI All Country ex-U.S. IndexSM. The new primary benchmark provides a more appropriate representation of the Fund’s investments. The MSCI EAFE® Index will serve as the Fund’s secondary benchmark.

Effective December 22, 2008, Janus Overseas Fund reopened to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each fund in the Trust.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned

Janus International & Global Funds  April 30, 2009  45

Notes to Financial Statements (unaudited) (continued)

security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

On September 15, 2008, Lehman Brothers Holding, Inc. (Lehman) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to write-off Lehman foreign exchange currency gains and losses and the associated receivables and payables. The written-off gains and losses are included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Changes in Net Assets.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral

46  Janus International & Global Funds  April 30, 2009

for market value on futures contracts are noted in the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Funded or unfunded credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call)

Janus International & Global Funds  April 30, 2009  47

Notes to Financial Statements (unaudited) (continued)

the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the six-month period ended April 30, 2009 as indicated in the table below:

Fund	Gains/(Losses)

Janus Global Research Fund	$29,148

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Research Fund
Options outstanding at October 31, 2008	–	$–
Options written	479	34,706
Options closed	(402)	(29,148)
Options expired	–	–
Options exercised	(77)	(5,558)

Options outstanding at April 30, 2009	–	$–

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

A Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of

48  Janus International & Global Funds  April 30, 2009

the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

Janus International & Global Funds  April 30, 2009  49

Notes to Financial Statements (unaudited) (continued)

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2006-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the Financial Accounting Standard Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

50  Janus International & Global Funds  April 30, 2009

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2009 to value each Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”), which was effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and there is no impact on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Advisory Fee %

Janus Global Opportunities Fund	0.64%
Janus Global Research Fund	0.64%
Janus Overseas Fund	0.64%
Janus Worldwide Fund	0.60%

For Janus Global Research Fund and Janus Worldwide Fund, the investment advisory fee is determined by calculating a base fee rate and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee rate depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Janus Global Research Fund	MSCI World Growth Index
Janus Worldwide Fund	MSCI World IndexSM

Only the base fee rate applied until January 2007 for Janus Global Research Fund and February 2007 for Janus

Janus International & Global Funds  April 30, 2009  51

Notes to Financial Statements (unaudited) (continued)

Worldwide Fund, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no performance adjustment will be made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Janus Global Research Fund and February 2007 for Janus Worldwide Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For Janus Global Research Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the Russell 1000 Index (for periods prior to January 1, 2007) and the MSCI World Growth Index (for periods commencing January 1, 2007). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, are used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the six-month period ended April 30, 2009, the following Funds recorded the Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Janus Global Research Fund	$84,548
Janus Worldwide Fund	(2,012,576)

Until at least March 1, 2010, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Global Research Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) exceed the following annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit %

Janus Global Research Fund	1.25%

Each Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Funds for transfer agent services.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are

52  Janus International & Global Funds  April 30, 2009

credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of April 30, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended April 30, 2009.

For the six-month period ended April 30, 2009, Janus Capital assumed $4,842 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $63,757 was paid by the Trust during the six-month period ended April 30, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

A 2.00% redemption fee may be imposed on shares of Janus Global Opportunities Fund, Janus Global Research Fund, Janus Overseas Fund and Janus Worldwide Fund held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended April 30, 2009 are indicated in the table below:

Fund	Redemption Fee

Janus Global Opportunities Fund	$4,416
Janus Global Research Fund	42,651
Janus Overseas Fund	306,213
Janus Worldwide Fund	43,023

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Assets and Liabilities (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended April 30, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus International & Global Funds  April 30, 2009  53

Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 4/30/09

Janus Cash Liquidity Fund LLC
Janus Global Opportunities Fund	$13,733,552	$(7,292,442)	$3,410	$6,441,110
Janus Global Research Fund	21,521,223	(20,022,223)	1,559	1,499,000
Janus Overseas Fund	607,437,348	(250,765,849)	109,195	356,671,499
Janus Worldwide Fund	395,592,298	(395,592,298)	69,107	–

	$1,038,284,421	$(673,672,812)	$183,271	$364,611,609

Janus Institutional Cash Management Fund – Institutional Shares
Janus Overseas Fund	$98,173	$(54,314,423)	$37,620	$–

	$98,173	$(54,314,423)	$37,620	$–

Janus Institutional Money Market Fund – Institutional Shares
Janus Global Opportunities Fund	$218,981	$(4,787,559)	$5,428	$–
Janus Global Research Fund	3,129,397	(10,275,397)	2,125	–
Janus Overseas Fund	101,227,786	(256,790,052)	209,395	–
Janus Worldwide Fund	2,357,124	(69,952,124)	133,998	–

	$106,933,288	$(341,805,132)	$350,946	$–

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Opportunities Fund	$95,501,852	$7,570,767	$(21,087,479)	$(13,516,712)
Janus Global Research Fund	192,290,430	6,637,787	(43,585,213)	(36,947,426)
Janus Overseas Fund	5,822,086,247	629,534,834	(1,795,131,591)	(1,165,596,757)
Janus Worldwide Fund	1,766,898,623	116,815,251	(57,288,394)	59,526,857

Net capital loss carryovers as of October 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2008

					Accumulated
Fund	October 31, 2009	October 31, 2010	October 31, 2011	October 31, 2016	Capital Losses

Janus Global Research Fund	$–	$–	$–	$(12,248,917)	$(12,248,917)
Janus Overseas Fund(1)	–	(921,657)	–		(921,657)
Janus Worldwide Fund	(775,333,211)	(3,186,843,718)	(670,957,456)		(4,633,134,385)

(1)	Capital loss carryovers subject to annual limitations.

54  Janus International & Global Funds  April 30, 2009

During the year ended October 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Capital Loss
Fund	Carryover Utilized

Janus Overseas Fund	$460,827
Janus Worldwide Fund	107,781,398

4.	Capital Share Transactions

For the six-month period ended
April 30, 2009 (unaudited)
and the fiscal year ended October 31,	Janus Global Opportunities Fund		Janus Global Research Fund		Janus Overseas Fund		Janus Worldwide Fund
2008 (all numbers in thousands)	2009	2008	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares:
Shares sold	453	1,274	1,928	11,580	13,725	29,616	1,105	2,183
Reinvested dividends and distributions	661	510	113	830	8,646	17,531	877	392
Shares repurchased	(1,146)	(3,593)	(4,038)	(10,015)	(22,317)	(68,222)	(5,804)	(14,737)
Net Increase/(Decrease) in Fund Shares	(32)	(1,809)	(1,997)	2,395	54	(21,075)	(3,822)	(12,162)
Shares Outstanding, Beginning of Period	9,150	10,959	19,001	16,606	160,203	181,278	65,213	77,375
Shares Outstanding, End of Period	9,118	9,150	17,004	19,001	160,257	160,203	61,391	65,213

5.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Opportunities Fund	$14,973,474	$22,718,413	$–	$–
Janus Global Research Fund	66,909,214	79,242,400	–	–
Janus Overseas Fund	674,511,580	993,010,382	–	–
Janus Worldwide Fund	1,837,376,479	1,888,469,122	–	–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al.,

Janus International & Global Funds  April 30, 2009  55

Notes to Financial Statements (unaudited) (continued)

U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

7.	Subsequent Event

The Board of Trustees of Janus Adviser Series (“JAD”), a registered investment company advised by Janus Capital, has approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which certain JAD Funds will merge with and into, and be acquired by, corresponding similarly managed funds of the Janus Investment Fund Trust. Under the Plan, INTECH Risk-Managed Core Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Fund, Janus Growth and Income Fund, Janus High-Yield Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Triton Fund, Janus Worldwide Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund will acquire assets and liabilities from similarly managed JAD Funds. The merger is a part of several significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund offerings by creating one combined mutual fund platform. The closing date of the merger is expected to be on or about July 6, 2009. For more information regarding these changes, please refer to the March 17, 2009 Supplement to the Prospectus.

56  Janus International & Global Funds  April 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Worldwide Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance. At a meeting held on March 12, 2009, the Trustees again considered the investment advisory agreement for Janus Worldwide Fund, and after consideration of information previously provided to them, as well as updated information regarding the steps taken or planned to improve the Fund’s long-term performance, the Trustees approved the continuation of the investment advisory agreement for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including

Janus International & Global Funds  April 30, 2009  57

Additional Information (unaudited) (continued)

monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Worldwide Fund, at the December 9, 2008 meeting the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance. At the March 12, 2009 meeting, the Trustees requested that Janus Capital promptly report to the Trustees regarding the completion of steps that Janus Capital planned to take in an effort to improve the Fund’s long-term performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with

58  Janus International & Global Funds  April 30, 2009

similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except for Janus Worldwide Fund. With respect to that Fund, at their December 9, 2008 meeting the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. At their March 12, 2009 meeting the Trustees approved the continuation of the investment advisory agreement for that Fund for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve the Fund’s long-term performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

Janus International & Global Funds  April 30, 2009  59

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

60  Janus International & Global Funds  April 30, 2009

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus International & Global Funds  April 30, 2009  61

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

62  Janus International & Global Funds  April 30, 2009

Notes

Janus International & Global Funds  April 30, 2009  63

Notes

64  Janus International & Global Funds  April 30, 2009

Notes

Janus International & Global Funds  April 30, 2009  65

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/09)

C-0609-046	111-24-105 06-09

2009 Semiannual Report
Janus Bond & Money Market Funds

Bond
Janus Flexible Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund
Money Market
Janus Money Market Fund
Janus Government Money Market Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Bond & Money Market Funds

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Fund Report	4
Management Commentary and Schedules of Investments
Janus Flexible Bond Fund	5
Janus High-Yield Fund	14
Janus Short-Term Bond Fund	24
Janus Money Market Fund	34
Janus Government Money Market Fund	36
Statements of Assets and Liabilities – Bond Funds	37
Statements of Operations – Bond Funds	38
Statements of Changes in Net Assets – Bond Funds	39
Financial Highlights – Bond Funds	40
Statements of Assets and Liabilities – Money Market Funds	42
Statements of Operations – Money Market Funds	43
Statements of Changes in Net Assets – Money Market Funds	44
Financial Highlights – Money Market Funds	45
Notes to Schedules of Investments	46
Notes to Financial Statements	48
Additional Information	62
Explanations of Charts, Tables and Financial Statements	65

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. During the past six months we have seen some of the most challenging market and economic conditions in a generation. Throughout these turbulent times, we have maintained our disciplined, long-term investment approach and research-driven philosophy.

As a result, our long-term results generally remained strong relative to our peers. For the one-year period ended April 30, 2009, 50% of Janus retail funds ranked within Lipper’s top two quartiles. Looking longer-term, 85% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended April 30, 2009. (Lipper rankings are based on total returns. See complete rankings on page 3.)

Major Market Themes

Despite a relatively strong finish, most markets were modestly lower as the most recent six-month period (ended April 30, 2009) came to a close. Consequences from the credit crisis and recession concerns dictated market performance for much of the period. U.S. markets reached 12-year lows and most global markets declined to 5-year lows in March, before rallying late in the period.

The U.S. economy was still in the throes of a recession at period end. Declining asset values in U.S. residential real estate continued to weigh on financial institutions and their ability to extend credit to consumers. Compounding the headwinds for the consumer was a labor market that continued to struggle with more than 5.7 million jobs lost since January 2008. However, late in the period, some signs emerged that the rate of decline in the U.S. economy could be slowing. Retail sales improved through April (though they remained at low absolute levels) and mortgage applications were on the rise in March and April. A slowing in the rate of decline in U.S. manufacturing and consumer confidence indicators provided some additional support to the equity markets.

Improving credit markets, better-than expected earnings reports from some large banks and easing of accounting rules for banks’ troubled assets, also helped to fuel the late period rally, suggesting to the market that the ailing banking industry could be on the mend. Financials remained the worst performing global sector during the six-month period, despite leading the rally off of the March lows. Materials and information technology outperformed, posting modest gains while growth stocks significantly outperformed value stocks. Stocks of mid-sized companies were the strongest performers in the period while large-cap stocks topped small-caps. Within fixed income, the flight-to-quality that was strongly evident in the second half of 2008 finally eased beginning in January. Driven by the performance of the lower quality debt, high-yield corporate spreads relative to Treasuries narrowed. Long-term government bond yields rebounded from historic lows reached in December.

Outlook

At the end of the period, we were encouraged by the slowing in the rate of decline in the U.S. and global economies and the continued progress toward normalization in the credit markets. Though we were pleased to see stocks on the rise, we believe it may be some time before credit markets return to normal and the economy and equity markets fully recover.

We think the moves to date by central banks and governments worldwide will help the global economy recover. However, their actions will likely take time to work and could, in the longer term, fuel inflation. That said, we are not overly concerned about inflation rising over the near term, nor do we believe economic growth will necessarily return to the rapid pace of recent years. Looking forward, the economy will likely be characterized by de-leveraging across consumers and businesses, and a higher personal savings rate.

Given that we have not seen a significant differentiation of fundamentals expressed in stock prices yet, we feel the opportunities for bottom-up, research-driven security selection are tremendous. Our unconstrained approach to research fosters an entrepreneurial culture that encourages our investment team to “go anywhere” to find the most compelling investment ideas around the globe. And we believe we have the right team in place to take advantage of this period in history.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us

Janus Bond & Money Market Funds  April 30, 2009  1

Continued

and we continue in our quest to deliver strong, consistent fund performance to you, our investors.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of April 30, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Rankings discussed do not indicate positive fund performance. Most funds have experienced negative or poor short-term performance.

2  Janus Bond & Money Market Funds  April 30, 2009

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	52	435/844	40	284/724	39	233/610	60	184/310	15	3/20	47	380/808

Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	52	286/550	10	43/476	8	30/393	77	142/184	32	14/43	25	130/528

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	96	438/457	22	77/349	4	10/290	N/A	N/A	25	43/174	86	381/443

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	80	672/844	19	132/724	12	72/610	44	134/310	4	3/87	17	118/710

Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	3	15/587	1	5/501	N/A	N/A	N/A	N/A	1	1/443	1	4/508

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	80	668/844	1	1/724	1	2/610	21	63/310	5	2/40	35	283/824

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	48	279/587	36	176/501	34	136/408	65	132/204	10	1/10	27	77/286

Janus Global Life Sciences Fund (12/98)	Global Healthcare/Biotechnology Funds	75	39/51	45	21/46	54	24/44	19	3/15	15	2/13	29	15/51

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	18	14/81	16	12/76	28	19/69	29	6/20	25	5/19	25	19/76

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	3	12/524	2	4/385	1	2/290	11	15/148	4	1/27	1	2/346

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	98	736/756	41	247/612	5	21/460	N/A	N/A	18	38/213	18	38/213

Janus Research Core Fund(1)(2) (6/96)	Large-Cap Core Funds	88	802/914	83	646/783	21	136/650	25	90/360	4	8/212	82	722/884

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	57	514/914	73	567/783	26	169/650	30	105/360	8	6/81	48	417/884

INTECH Risk-Managed Core Fund(3) (2/03)	Multi-Cap Core Funds	55	415/756	58	354/612	37	167/460	N/A	N/A	42	157/377	42	157/377

Perkins Mid Cap Value Fund - Investor Shares(1)(4)(5) (8/98)	Mid-Cap Value Funds	9	27/320	4	10/256	4	6/192	3	2/67	4	2/56	4	2/56

Perkins Small Cap Value Fund - Investor Shares(4)(6) (10/87)	Small-Cap Core Funds	1	7/763	2	7/614	8	39/496	14	32/231	6	7/125	6	7/125

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	5	25/583	4	16/482	5	20/402	21	44/209	10	2/20	6	32/535

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	11	50/457	15	55/387	14	46/334	9	18/203	6	5/92	16	51/325

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	1	1/260	2	4/214	3	5/179	8	7/90	16	4/24	5	12/254

Janus Global Opportunities Fund(1) (6/01)	Global Funds	8	40/506	21	79/380	56	165/297	N/A	N/A	11	21/206	43	145/342

Janus Global Research Fund(1) (2/05)	Global Funds	56	280/506	10	35/380	N/A	N/A	N/A	N/A	6	18/321	6	18/321

Janus Overseas Fund(1) (5/94)	International Funds	46	541/1,197	2	12/894	1	2/707	3	10/369	2	2/107	1	2/647

Janus Worldwide Fund(1) (5/91)	Global Funds	68	344/506	57	216/380	91	271/297	91	140/153	39	7/17	62	371/599

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	75	504/677	14	75/539	N/A	N/A	N/A	N/A	8	38/533	8	38/533

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	32	167/524	6	23/385	N/A	N/A	N/A	N/A	5	19/380	5	19/380

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	32	133/428	10	33/335	N/A	N/A	N/A	N/A	5	13/317	5	13/317

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Formerly named Janus Fundamental Equity Fund.

(3)	Formerly named INTECH Risk-Managed Stock Fund.

(4)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

(5)	Formerly named Janus Mid Cap Value Fund.

(6)	Formerly named Janus Small Cap Value Fund.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Janus Bond & Money Market Funds  April 30, 2009  3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2008 to April 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Bond Fund’s total operating expenses, excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, to certain limits until at least March 1, 2010. Janus Capital has agreed to waive one-half of its advisory fee for each Money Market Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus Bond & Money Market Funds  April 30, 2009

Janus Flexible Bond Fund (unaudited)	Ticker: JAFIX

Fund Snapshot
This bond Fund continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

During the six-month period ended April 30, 2009, Janus Flexible Bond Fund returned 9.88%, compared to a 7.74% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Economic Update

The flight-to-quality trade that has dominated the fixed income markets throughout the credit crisis finally eased in January and credit markets gained momentum through March and April. Overall, fixed income investors experienced solid gains during the six-month period ended April 30, 2009. Investors pushed U.S. Treasuries to record low yields, benefiting long-term government bonds (at least 10 years in maturity) the most. Conversely, short-term Treasuries were among the worst relative performers. The low absolute yields in Treasuries and wide spreads to Treasuries in the high yield market appeared to prompt a move into corporate bonds in January; this trend resumed in March and April after a brief uptick in spreads in February. For the overall period, high yield bonds were the best performing fixed income segment.

In March, the Fed announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities (MBS) and agency debt to help the beleaguered housing market, which prompted the largest one-day drop in the 10-year Treasury note (almost half a percent) since the aftermath of the 1987 market crash. By the end of the period, the 10-year Treasury yield rebounded from its lows but still finished the period down almost 1% (prices move inversely to yield). The downward shift in the Treasury curve was most pronounced in the five and 10-year yields, which led to an overall steepening in the curve. Similar to high yield, commercial mortgage-backed securities (CMBS) rallied late in the period to eke out slight gains. MBS, benefiting from the Fed’s buying program, and a tightening in investment grade credit spreads (although less pronounced than in high yield), helped the investment grade aggregate indices to an almost 8% gain during the period.

Contributors to Performance

Our overweight and security selection within the corporate credit sector was the largest contributor to our relative performance during the period. Our significant overweight in the BBB-rated credits and modest exposure in non-index high yield bonds (6.14% at period end) contributed to performance, as lower-rated credits outperformed the higher credit levels during the period.

Among individual credit contributors was Virginia Electric & Power Co., which outperformed as investors were drawn toward what we consider to be its well-financed, cash generating assets. Time Warner Cable, which was spun off from its parent Time Warner during the period, also contributed to performance. As the second largest cable provider in the U.S., the company has been successful in gaining market share for voice, video and data services from incumbent telecommunications companies in most cities where it operates. We also like the utility nature of its cash flows.

Roche Holdings, a new position in the Fund, boosted returns, as the bonds it issued to help finance its remaining stake in biotechnology leader Genentech performed well. We participated in the Switzerland-based pharmaceutical company’s bond issuance based on our assessment that the company will continue to demonstrate operating earnings growth and will pay down its debt over time.

Our security selection in mortgages also aided our returns and more than offset the drag on relative performance represented by our underweight to the segment. Our lack of exposure to asset-backed securities and commercial mortgage-backed securities also aid performance, as both suffered substantial underperformance early in the period.

Detractors from Performance

Our underweight in the over 10-year maturity range in Treasuries was the largest detractor from performance. Our underweight in mortgage-backed securities also detracted.

Among individual credits that detracted from performance were our bonds in Bank of America. We believe the bank will emerge stronger from the present dislocation in the financials sector, but the holding continued to be driven by negative sentiment regarding U.S. Government guarantees. The government has indicated, in our view, that it will stand behind the Bank of America, which gives us confidence the bank could survive and eventually prosper.

Janus Bond & Money Market Funds  April 30, 2009  5

Janus Flexible Bond Fund (unaudited)

Edison Mission Energy, an Irvine, CA-based subsidiary of power producer and distributor Edison International, declined during the period as natural gas prices fell and power demands slowed. We feel demand will return from industrial and consumer users as the summer cooling season begins. In addition, we like the company’s asset base supporting its debt at period end.

National Semiconductor Corp., a semiconductor manufacturer for communication devices and computers was hurt along with the rest of the industry due to this sector’s historical dependence on global industrial demand. At period end, we were comfortable with our short-term debt holding in National Semiconductor given the company’s significant cash balance.

Outlook

There is a battle between reflationary policy and deflationary pressure; the question is which one will ultimately win. Over the next six to 18 months, we believe deflationary pressure will outweigh the reflationary policies that are in place. We think all of the moves by central banks and governments around the globe will help the global economy recover, but they will take time to take hold and ultimately fuel inflation. Rising unemployment, declining wages and increased uncertainty in the market hinder the near-term economic outlook and will likely keep inflation at bay in our view. Once the economy stabilizes and we start to see consumption rise, we believe inflationary pressures will build.

We have reduced our exposure to Treasuries and agencies in favor of corporate credit and to a lesser extent mortgages. We continue to think there are many opportunities in investment grade credit in which to explore and possibly add to the portfolio. The main obstacles to the success of this strategy, in our view, might be continued lack of liquidity and rising defaults. We believe that our ability to add value with individual credit selection will allow us to overcome these obstacles, but we are being very cautious as to how and when we add risk to the portfolio. In terms of credit selection, our focus is on companies that have considerable assets, historically strong cash-flow generation and whose managements are focused on debt reduction.

Thank you for entrusting your assets to us and your investment in Janus Flexible Bond Fund.

Janus Flexible Bond Fund At A Glance

Fund Profile
April 30, 2009

Weighted Average Maturity	6.1 Years
Average Effective Duration*	4.8 Years
30-day Current Yield**	3.90%
Weighted Average Fixed Income Credit Rating	AA-
Number of Bonds/Notes	223

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
April 30, 2009

AAA	46.1%
AA	7.8%
A	12.6%
BBB	20.2%
BB	4.5%
B	2.1%
Other	6.7%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of April 30, 2009

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 0.1% of total net assets.

6  Janus Bond & Money Market Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund	9.88%	5.43%	4.90%	5.19%	7.35%	0.78%	0.78%

Barclays Capital U.S. Aggregate Bond Index	7.74%	3.84%	4.78%	5.71%	7.33%**

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Intermediate Investment Grade Debt Funds	–	25/583	20/402	44/209	2/20

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

See important disclosures on the next page.

Janus Bond & Money Market Funds  April 30, 2009  7

Janus Flexible Bond Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987

**	The Barclays Capital U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,097.70	$3.90

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

†	Expenses are equal to the annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8  Janus Bond & Money Market Funds  April 30, 2009

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Corporate Bonds – 53.6%
Advertising Services – 0.1%
$800,000	WPP Finance UK, 5.8750%, 6/15/14	$626,541
Agricultural Chemicals – 1.0%
4,500,000	Potash Corporation of Saskatchewan, Inc., 5.2500%, 5/15/14	4,611,438
4,700,000	Potash Corporation of Saskatchewan, Inc., 6.5000%, 5/15/19	4,884,381
		9,495,819
Automotive – Medium and Heavy Duty Trucks – 0.2%
900,000	PACCAR, Inc., 6.3750%, 2/15/12	928,719
900,000	PACCAR, Inc., 6.8750%, 2/15/14	942,048
		1,870,767
Beverages – Non-Alcoholic – 0.8%
2,498,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	2,496,232
1,691,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	1,646,814
1,993,000	Dr. Pepper Snapple Group, Inc. 7.4500%, 5/1/38	1,759,197
1,800,000	PepsiCo, Inc., 3.7500%, 3/1/14	1,836,583
		7,738,826
Beverages – Wine and Spirits – 0.4%
3,978,000	Brown-Forman Corp., 5.0000%, 2/1/14	4,088,982
Brewery – 1.6%
4,100,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	4,274,385
4,100,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	4,292,577
6,450,000	Anheuser-Busch InBev Worldwide, Inc. 8.2000%, 1/15/39 (144A)	6,462,984
		15,029,946
Building Products – Cement and Aggregate – 0.4%
2,050,000	CRH America, Inc., 6.9500%, 3/15/12	1,839,864
1,725,000	Martin Marietta Materials, Inc. 6.6000%, 4/15/18	1,395,665
		3,235,529
Cable Television – 2.9%
1,946,000	Comcast Corp., 6.3000%, 11/15/17	1,981,359
2,861,000	Comcast Corp., 5.7000%, 5/15/18	2,797,108
3,367,000	COX Communications, Inc. 4.6250%, 1/15/10	3,366,283
6,015,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	5,537,234
2,150,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	2,420,395
1,851,000	Time Warner Cable, Inc. 6.7500%, 7/1/18	1,872,934
1,050,000	Time Warner Cable, Inc. 8.7500%, 2/14/19	1,180,379
2,050,000	Time Warner Cable, Inc. 8.2500%, 4/1/19	2,265,578
4,092,000	Time Warner Cable, Inc. 7.3000%, 7/1/38	4,090,441
		25,511,711
Cellular Telecommunications – 2.0%
$3,768,000	Rogers Communications, Inc. 6.3750%, 3/1/14	3,972,241
2,675,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12 (144A)	2,770,318
3,900,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13 (144A)	4,339,273
4,475,000	Verizon Wireless Capital LLC 5.5500%, 2/1/14 (144A)	4,694,400
2,025,000	Verizon Wireless Capital LLC 8.5000%, 11/15/18 (144A)	2,425,146
		18,201,378
Chemicals – Diversified – 0.2%
1,914,000	E.I. du Pont de Nemours & Co. 5.0000%, 7/15/13	1,980,397
Commercial Banks – 2.5%
4,975,000	American Express Bank FSB 5.5000%, 4/16/13	4,677,858
3,900,000	BB&T Corp., 5.7000%, 4/30/14	3,838,778
3,900,000	BB&T Corp., 6.8500%, 4/30/19	3,798,635
3,933,000	Credit Suisse New York, 5.0000%, 5/15/13	3,883,948
6,950,000	Credit Suisse New York, 5.5000%, 5/1/14	6,967,833
		23,167,052
Commercial Services – 0.3%
2,826,000	Iron Mountain, Inc., 8.6250%, 4/1/13	2,836,598
Commercial Services – Finance – 0.5%
4,300,000	Western Union Co., 6.5000%, 2/26/14	4,536,582
Computers – 0.4%
2,150,000	Hewlett-Packard Co., 4.2500%, 2/24/12	2,230,317
1,615,000	Hewlett-Packard Co., 4.7500%, 6/2/14	1,687,932
		3,918,249
Consumer Products – Miscellaneous – 0.3%
922,000	Clorox Co., 5.0000%, 3/1/13	945,156
1,629,000	Clorox Co., 5.9500%, 10/15/17	1,648,315
		2,593,471
Containers – Metal and Glass – 0.4%
2,300,000	Owens-Brockway Glass Container, Inc. 8.2500%, 5/15/13	2,334,500
1,575,000	Owens-Brockway Glass Container, Inc. 6.7500%, 12/1/14	1,531,688
		3,866,188
Cosmetics and Toiletries – 0.5%
1,475,000	Estee Lauder Cos., Inc., 7.7500%, 11/1/13	1,599,937
2,962,000	Procter & Gamble Co., 4.6000%, 1/15/14	3,136,716
		4,736,653
Data Processing and Management – 0.2%
1,839,000	Fiserv, Inc., 6.8000%, 11/20/17	1,751,015
Dialysis Centers – 0.3%
2,525,000	DaVita, Inc., 6.6250%, 3/15/13	2,480,813
Diversified Financial Services – 0.7%
2,225,000	General Electric Capital Corp. 4.8000%, 5/1/13	2,176,039
4,450,000	General Electric Capital Corp. 5.6250%, 5/1/18	3,882,340
		6,058,379

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  9

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Diversified Minerals – 1.6%
$2,350,000	BHP Billiton Finance U.S.A., Ltd. 5.5000%, 4/1/14	$2,474,240
5,625,000	Rio Tinto Finance USA, Ltd. 8.9500%, 5/1/14	5,822,370
5,950,000	Rio Tinto Finance USA, Ltd. 9.0000%, 5/1/19	6,117,701
		14,414,311
Diversified Operations – 2.0%
1,696,000	Eaton Corp., 4.9000%, 5/15/13	1,678,301
4,650,000	ITT Corp., 4.9000%, 5/1/14	4,713,486
4,650,000	ITT Corp., 6.1250%, 5/1/19	4,773,964
1,425,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,510,500
1,272,000	SPX Corp., 7.6250%, 12/15/14	1,256,100
2,175,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	1,982,774
1,575,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14	1,303,593
2,100,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37	1,280,731
		18,499,449
Diversified Operations – Commercial Services – 0.2%
2,048,000	ARAMARK Corp., 8.5000%, 2/1/15	1,955,840
Electric – Generation – 0.8%
4,223,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	4,265,103
4,405,000	Edison Mission Energy, 7.0000%, 5/15/17	3,325,775
		7,590,878
Electric – Integrated – 3.4%
3,999,000	CMS Energy Corp., 6.3000%, 2/1/12	3,834,565
4,100,000	Duke Energy Corp., 6.3000%, 2/1/14	4,323,626
3,550,000	Monongahela Power Co. 6.7000%, 6/15/14	3,596,871
1,652,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	1,699,056
4,250,000	Pacific Gas & Electric Co. 8.2500%, 10/15/18	5,076,157
3,902,000	Southern California Edison Co. 7.6250%, 1/15/10	4,020,059
3,484,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	3,587,893
1,450,000	Virginia Electric and Power Co. 5.4000%, 4/30/18	1,478,520
3,448,000	West Penn Power Co. 5.9500%, 12/15/17 (144A)	3,038,412
		30,655,159
Electronic Components – Semiconductors – 0.5%
3,600,000	National Semiconductor Corp. 1.5700%, 6/15/10‡	3,185,319
1,775,000	National Semiconductor Corp. 6.1500%, 6/15/12	1,598,654
		4,783,973
Enterprise Software/Services – 0.6%
3,886,000	BMC Software, Inc., 7.2500%, 6/1/18	3,421,817
2,525,000	CA, Inc., 6.1250%, 12/1/14	2,398,750
		5,820,567
Fiduciary Banks – 0.5%
$4,525,000	Northern Trust Corp., 4.6250%, 5/1/14	4,578,028
Finance – Credit Card – 0.2%
2,300,000	American Express Co., 7.0000%, 3/19/18	2,181,456
Finance – Investment Bankers/Brokers – 5.4%
5,925,000	Citigroup, Inc., 5.6250%, 8/27/12	4,570,089
3,450,000	Citigroup, Inc., 5.5000%, 2/15/17	2,378,730
2,325,000	Citigroup, Inc., 6.1250%, 5/15/18	1,953,970
2,150,000	Goldman Sachs Group, Inc. 5.4500%, 11/1/12	2,151,533
3,500,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	3,486,532
4,550,000	Goldman Sachs Group, Inc. 6.1500%, 4/1/18	4,291,692
3,925,000	Goldman Sachs Group, Inc. 7.5000%, 2/15/19	4,027,537
10,438,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	10,148,167
5,850,000	JPMorgan Chase & Co. 6.3000%, 4/23/19	5,756,651
1,625,000	Lazard Group LLC, 6.8500%, 6/15/17	1,304,654
5,275,000	Morgan Stanley, 4.7500%, 4/1/14	4,459,005
2,375,000	Morgan Stanley, 6.0000%, 4/28/15	2,243,458
2,150,000	Morgan Stanley, 6.6250%, 4/1/18	2,046,067
		48,818,085
Finance – Other Services – 0.6%
5,275,000	CME Group, Inc., 5.7500%, 2/15/14	5,549,675
Food – Miscellaneous/Diversified – 1.5%
1,875,000	Dole Food Co., Inc. 13.8750%, 3/15/14 (144A)	1,973,438
4,182,000	General Mills, Inc., 5.2500%, 8/15/13	4,370,350
1,436,000	General Mills, Inc., 5.2000%, 3/17/15	1,446,939
1,014,000	Kellogg Co., 4.2500%, 3/6/13	1,024,596
2,450,000	Kraft Foods, Inc., 6.7500%, 2/19/14	2,669,488
2,125,000	Kraft Foods, Inc., 6.1250%, 2/1/18	2,157,049
		13,641,860
Food – Retail – 2.4%
1,000,000	Delhaize Group, 5.8750%, 2/1/14	1,013,698
1,475,000	Kroger Co., 7.5000%, 1/15/14	1,643,088
4,100,000	Kroger Co., 6.4000%, 8/15/17	4,267,653
5,624,000	Safeway, Inc., 6.2500%, 3/15/14	5,976,884
5,814,000	SUPERVALU, Inc., 7.5000%, 11/15/14	5,639,580
3,375,000	SUPERVALU, Inc., 8.0000%, 5/1/16	3,273,750
		21,814,653
Gas – Distribution – 0.1%
1,025,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	912,250
Hotels and Motels – 0.6%
1,059,135	Starwood Hotels & Resorts 7.8750%, 5/11/09	1,059,135
3,425,000	Marriott International, Inc. 4.6250%, 6/15/12	3,187,970
1,575,000	Marriott International, Inc. 5.6250%, 2/15/13	1,475,406
		5,722,511

See Notes to Schedules of Investments and Financial Statements.

10  Janus Bond & Money Market Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Independent Power Producer – 0.3%
$256,000	NRG Energy, Inc., 7.3750%, 2/1/16	$246,400
2,583,000	Reliant Energy, Inc., 7.6250%, 6/15/14	2,331,158
530,000	Reliant Energy, Inc., 7.8750%, 6/15/17	473,025
		3,050,583
Medical – Drugs – 0.9%
3,400,000	Pfizer, Inc., 4.4500%, 3/15/12	3,572,302
4,500,000	Pfizer, Inc., 5.3500%, 3/15/15	4,837,423
		8,409,725
Medical – HMO – 0.2%
1,950,000	UnitedHealth Group, Inc. 5.8000%, 3/15/36	1,444,950
Medical – Hospitals – 0.8%
2,325,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	2,313,375
2,392,000	HCA, Inc., 9.2500%, 11/15/16	2,368,080
2,375,000	HCA, Inc., 8.5000%, 4/15/19 (144A)	2,389,844
		7,071,299
Medical – Wholesale Drug Distributors – 0.5%
2,200,000	McKesson Corp., 6.5000%, 2/15/14	2,320,336
1,900,000	McKesson Corp., 7.5000%, 2/15/19	2,047,020
		4,367,356
Medical Labs and Testing Services – 1.8%
7,200,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	7,549,352
4,300,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	4,470,942
4,300,000	Roche Holdings, Inc. 7.0000%, 3/1/39 (144A)	4,671,292
		16,691,586
Medical Products – 0.3%
3,050,000	Baxter International, Inc., 4.0000%, 3/1/14	3,159,489
Metal – Copper – 0.2%
1,751,000	Freeport-McMoRan Copper & Gold, Inc., 8.3750%, 4/1/17	1,715,980
Multi-Line Insurance – 0.5%
4,650,000	MetLife, Inc., 7.7170%, 2/15/19	4,664,010
Non-Hazardous Waste Disposal – 0.9%
2,528,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	2,578,560
3,475,000	Allied Waste North America, Inc. 7.2500%, 3/15/15	3,405,500
2,177,000	Waste Management, Inc., 7.3750%, 8/1/10	2,224,313
		8,208,373
Office Automation and Equipment – 0.2%
742,000	Xerox Corp., 2.0588%, 12/18/09‡	724,205
687,000	Xerox Corp., 5.6500%, 5/15/13	618,314
1,013,000	Xerox Corp., 6.3500%, 5/15/18	820,530
		2,163,049
Oil – Field Services – 0.3%
2,125,000	Weatherford International, Ltd. 9.6250%, 3/1/19	2,293,355
Oil and Gas Drilling – 0.6%
$2,325,000	Diamond Offshore Drilling, Inc. 5.8750%, 5/1/19	2,343,349
3,213,000	Nabors Industries, Ltd. 9.2500%, 1/15/19 (144A)	3,032,522
		5,375,871
Oil Companies – Exploration and Production – 1.0%
4,325,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	3,913,034
375,000	EnCana Corp., 6.5000%, 5/15/19	384,874
1,135,000	Forest Oil Corp. 8.0000%, 12/15/11	1,115,138
2,050,000	Forest Oil Corp. 8.5000%, 2/15/14 (144A)	1,988,500
1,869,000	Kerr-McGee Corp., 6.8750%, 9/15/11	1,907,064
		9,308,610
Paper and Related Products – 0%
200,000	Georgia-Pacific LLC 8.2500%, 5/1/16 (144A)	200,000
Pipelines – 2.2%
1,150,000	El Paso Corp., 12.0000%, 12/12/13	1,242,000
575,000	El Paso Corp., 8.2500%, 2/15/16	560,625
1,418,000	El Paso Corp., 7.0000%, 6/15/17	1,273,984
1,331,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	1,234,560
5,927,000	Kinder Morgan Energy Partners L.P. 6.9500%, 1/15/38	5,153,171
8,190,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	7,104,824
1,009,000	Plains All American Pipeline L.P. 6.5000%, 5/1/18	903,152
1,350,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	1,384,102
1,500,000	TransCanada Pipelines, Ltd. 7.1250%, 1/15/19	1,645,164
		20,501,582
Reinsurance – 1.6%
8,975,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12 (144A)	9,121,571
3,745,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	3,879,228
1,275,000	Berkshire Hathaway Finance Corp. 4.6250%, 10/15/13	1,301,729
		14,302,528
REIT – Warehouse/Industrial – 0%
550,000	ProLogis, 5.5000%, 4/1/12	447,218
Retail – Apparel and Shoe – 0.2%
3,175,000	Ltd. Brands, Inc., 7.6000%, 7/15/37	2,085,121
Retail – Office Supplies – 0.1%
900,000	Staples, Inc., 7.7500%, 4/1/11	942,495
Schools – 0.5%
1,600,000	Duke University, 4.2000%, 4/1/14	1,632,655
975,000	Leland Stanford Junior University 3.6250%, 5/1/14	980,977
975,000	Leland Stanford Junior University 4.2500%, 5/1/16	971,500

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  11

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Schools – (continued)
$975,000	Leland Stanford Junior University 4.7500%, 5/1/19	$973,460
		4,558,592
Special Purpose Entity – 0.4%
1,742,000	Petroplus Finance, Ltd. 6.7500%, 5/1/14 (144A)	1,437,150
1,285,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	1,034,425
1,390,000	Source Gas LLC 5.9000%, 4/1/17 (144A)§	1,011,356
		3,482,931
Steel – Producers – 1.3%
2,850,000	ArcelorMittal, 5.3750%, 6/1/13	2,565,656
2,975,000	ArcelorMittal, 6.1250%, 6/1/18	2,397,428
4,275,000	Reliance Steel & Aluminum Co. 6.2000%, 11/15/16	3,294,733
4,093,000	Steel Dynamics, Inc. 8.2500%, 4/15/16 (144A)	3,233,470
		11,491,287
Super-Regional Banks – 0.9%
2,530,000	Bank of America Corp., 5.6500%, 5/1/18	2,059,597
2,550,000	National City Corp., 6.8750%, 5/15/19	2,178,437
2,150,000	Wachovia Corp., 5.7500%, 2/1/18	1,967,317
2,587,000	Wells Fargo & Co., 5.6250%, 12/11/17	2,411,901
		8,617,252
Telephone – Integrated – 0.7%
1,430,000	AT&T, Inc., 5.5000%, 2/1/18	1,427,512
1,951,000	AT&T, Inc., 5.6000%, 5/15/18	1,961,391
2,566,000	BellSouth Corp., 4.7500%, 11/15/12	2,633,719
		6,022,622
Transportation – Railroad – 0.4%
1,637,000	Burlington Northern Santa Fe Corp. 5.7500%, 3/15/18	1,629,018
1,825,970	CSX Corp., 8.3750%, 10/15/14	1,888,820
614,000	Kansas City Southern de Mexico S.A. de C.V., 7.3750%, 6/1/14	497,340
		4,015,178
Transportation – Services – 0.3%
1,104,000	Fedex Corp., 5.5000%, 8/15/09	1,111,837
1,600,000	United Parcel Service, Inc., 3.8750%, 4/1/14	1,649,354
		2,761,191
Wireless Equipment – 0.4%
1,950,000	Nokia OYJ, 0%, 5/15/19	1,931,963
1,350,000	Nokia OYJ, 0%, 5/15/39	1,343,169
		3,275,132

Total Corporate Bonds (cost $487,949,160)		491,290,956

Mortgage Backed Securities – 24.1%
U.S. Government Agencies – 24.1%
	Fannie Mae:
472,655	6.5000%, 11/1/17	499,242
1,309,952	5.0000%, 11/1/18	1,365,369
1,531,649	4.5000%, 2/1/23	1,575,597
829,817	4.5000%, 4/1/23	853,628
904,172	4.5000%, 4/1/23	930,116
$1,200,000	4.5000%, 4/1/23	1,234,433
564,077	4.5000%, 5/1/23	580,262
661,980	4.5000%, 5/1/23	680,975
698,546	4.5000%, 5/1/23	718,590
3,250,000	4.5000%, 5/1/23	3,343,255
1,640,514	4.5000%, 6/1/23	1,687,587
1,999,999	4.5000%, 6/1/23	2,057,387
1,085,416	4.5000%, 9/1/23	1,116,561
2,104,554	4.5000%, 12/1/23	2,164,941
10,474,434	4.0000%, 3/1/24	10,628,481
915,889	4.5000%, 3/1/24	942,078
1,115,544	4.5000%, 3/1/24	1,147,554
1,916,101	4.5000%, 3/1/24	1,971,081
7,281,995	4.5000%, 3/1/24	7,490,943
10,121,754	4.5000%, 3/1/24	10,412,185
13,746,927	4.5000%, 3/1/24	14,140,003
4,055,741	4.0000%, 4/1/24	4,115,389
7,959,449	4.0000%, 4/1/24	8,077,305
8,084,810	4.0000%, 4/1/24	8,203,714
6,575,000	4.0000%, 5/15/24Ç	6,661,297
7,712,913	4.7920%, 5/1/38‡	7,957,949
5,761,143	5.4240%, 1/1/38‡	5,975,864
1,777,196	4.5000%, 1/1/39	1,810,365
4,775,000	4.5000%, 1/1/39Ç	4,858,563
12,947,811	4.5000%, 1/1/39	13,190,761
5,109,121	4.5000%, 2/1/39	5,204,476
9,103,131	4.5000%, 2/1/39	9,273,030
1,846,821	4.5000%, 3/1/39	1,881,475
27,953,270	4.5000%, 3/1/39	28,474,984
8,610,664	4.0000%, 4/1/39	8,592,409
39,925,000	4.0000%, 5/1/39Ç	39,943,716
	Freddie Mac:
956,926	5.7410%, 9/1/37‡	992,073

Total Mortgage Backed Securities (cost $219,720,062)		220,753,638

U.S. Government Agencies – 1.7%
	Fannie Mae:
7,692,000	2.8750%, 10/12/10	7,909,876
3,821,000	3.6250%, 8/15/11	4,009,368
	Freddie Mac:
3,821,000	3.8750%, 6/29/11	4,022,848

Total U.S. Government Agencies (cost $15,384,749)		15,942,092

U.S. Treasury Notes/Bonds – 20.0%
	U.S. Treasury Notes/Bonds:
35,375,000	0.8750%, 1/31/11**	35,404,007
7,360,000	0.8750%, 2/28/11	7,360,883
11,022,000	0.8750%, 3/31/11	11,022,000
7,437,000	1.1250%, 1/15/12	7,409,111
16,000,000	4.6250%, 2/29/12**	17,480,000
3,470,000	4.7500%, 5/31/12	3,820,796
4,115,362	0.6250%, 4/15/13ÇÇ	4,043,343
12,310,000	2.7500%, 10/31/13**	12,779,319
24,095,000	1.7500%, 1/31/14	23,869,229
11,768,000	1.8750%, 2/28/14	11,708,219
2,005,000	1.7500%, 3/31/14	1,982,444
1,052,723	1.3750%, 7/15/18ÇÇ	1,026,405
12,771,988	2.1250%, 1/15/19ÇÇ	13,330,763
28,284,000	2.7500%, 2/15/19	27,395,599

See Notes to Schedules of Investments and Financial Statements.

12  Janus Bond & Money Market Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)
$4,273,799	2.5000%, 1/15/29ÇÇ	$4,349,924

Total U.S. Treasury Notes/Bonds (cost $181,243,001)		182,982,042

Money Market – 9.0%
82,216,662	Janus Cash Liquidity Fund LLC, 0% (cost $82,216,662)	82,216,662

Total Investments (total cost $986,513,634) – 108.4%		993,185,390

Liabilities, net of Cash, Receivables and Other Assets – (8.4)%		(77,252,855)

Net Assets – 100%		$915,932,535

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$14,414,310	1.4%
Belgium	1,013,698	0.1%
Bermuda	2,471,575	0.2%
Canada	22,602,922	2.3%
Luxembourg	9,530,181	1.0%
Mexico	497,340	0.1%
Switzerland	13,145,137	1.3%
United Kingdom	626,541	0.1%
United States††	928,883,686	93.5%

Total	$993,185,390	100.0%

††	Includes Short-Term Securities (85.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  13

Janus High-Yield Fund (unaudited)	Ticker: JAHYX

Fund Snapshot
This bond Fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

For the six-month period ended April 30, 2009, Janus High-Yield Fund returned 12.44%, compared to a 16.02% return of its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

Economic Update

The flight-to-quality trade that has dominated the fixed income markets throughout the credit crisis finally eased in January and gained momentum in March and April to lead to strong overall gains for high-yield investors during the six-month period ended April 30, 2009. The U.S. Federal Reserve (Fed) helped fuel the shift to riskier securities by lowering the federal funds rate in December from 1% to a range of zero to 0.25%, a historic move. As a result investors pushed U.S. Treasuries to record low yields. The low yields in Treasuries and historic wide spreads in December relative to Treasuries in high yield appeared to prompt a move into high yield bonds in January, as investors speculated the risk of default was more than compensated by relatively inexpensive prices. This bullish trend resumed in March and April (after a brief uptick in spreads in February) and enabled high yield bonds to be the best performing fixed income segment in the period after being among the worst-performing in fixed income during the anxiety-filled fall period. Helping the asset class later in the period were better-than-anticipated economic reports on durable goods orders and new-home sales as well as some banks hinting that they may be profitable in the first quarter. At the same time high yield bonds have received higher investor interest, default rates have more than tripled from 2.25% at year end to 7.5% at period end. Lower credit quality and increasing liquidity characterized the high yield market during the latter portion of the period. Lower rated credits have benefited from the market’s view that any type of financing available to most distressed companies may decrease the likelihood of default.

Detractors from Performance

Our defensive positioning relative to the index was the largest detractor to performance. Specifically, our significant underweight in the BB-rated credits and CCC-rated and lower, which performed the strongest during the late period rally in high yield bonds, weighed on relative performance. Similarly, our 10% non-index exposure in investment grade bonds was a negative, as high yield outperformed investment grade.

In terms of credit sectors, our holdings in the wire-lines communications sector and our lack of exposure in the consumer finance sector weighed on performance the most. Other detractors included our holdings in the retail and healthcare sectors.

On a security level basis, our lack of exposure to index holding ResCap, which was spun out of GMAC and focuses on mortgage financing, was at top detractor, as the credit rebounded during the period. Our underweight in Ford Motor Co. also weighed on performance. Relative to the rest of the auto sector, we still like this name due to the company’s significant cash holdings at period end and because we consider its financing business to be more stable than competitors (i.e., focuses on autos alone.) We also view its product line to be stronger.

Contributors to Performance

On a sector level, our holdings in cable and technology were the largest contributors followed by our holdings in basic industry metals and our holdings and overweight in building materials.

On a security level basis, our lack of exposure to index holding Charter Communications, which filed for bankruptcy during the period, was the largest contributor. Other contributors included our exposure in Visant Corp., a publisher of school yearbooks and marketer of class rings among other school affinity products. The credit rose during the period as the company reported increased sales and earnings for 2008 and the closing of several domestic and international operations during the fourth quarter. We consider Visant to be a good defensive holding with free cash flow generation potential that it could use to pay down debt.

Dole Food Company, a producer of fruits and vegetables, benefited returns during the period after the company announced an asset sale and a refinancing of debt maturing in 2009. In addition, the company continued to produce better-than-expected earnings. We believe the company,

14  Janus Bond & Money Market Funds  April 30, 2009

(unaudited)

which admitted to being over-leveraged, remains committed to reducing its debt.

Outlook

The slowing rate of decline in the U.S. and global economies as well as improvement in the credit markets through period end have given many equity and fixed income market participants a sense that an economic rebound may not be as far in the future as feared. There is a battle between reflationary policy and deflationary pressure; the question is which one will ultimately win. Over the next six to 18 months, we believe deflationary pressure will outweigh the reflationary policies that are in place. We think all of the moves by central banks and governments around the globe will help the global economy recover, but they will take time to take hold and ultimately fuel inflation. Rising unemployment, declining wages and increased uncertainty in the market hinder the near-term economic outlook and will likely keep inflation at bay in our view. Once the economy stabilizes and we start to see consumption rise, we believe inflationary pressures will build. In our opinion, there has not been a significant fundamental difference between what we view as low and high quality companies. As a result, we think there were still many individual opportunities in the market at period end, which offer favorable risk/reward profiles in our view.

In the Fund, our focus remains on companies that have considerable assets on their balance sheets, strong cash-flow generation potential in our view and whose managements are focused on debt reduction. We believe our underperformance during the period was largely due to unsustainable market euphoria in higher risk issues. Consequently, we think our conservative posture based on a lower corporate earnings environment for the foreseeable future could help provide meaningful risk-adjusted outperformance versus the benchmark.

Thank you for entrusting your assets to us and for your investment in Janus High-Yield Fund.

Janus Bond & Money Market Funds  April 30, 2009  15

Janus High-Yield Fund (unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
April 30, 2009

Weighted Average Maturity	6.0 Years
Average Effective Duration*	4.0 Years
30-day Current Yield**	14.32%
Weighted Average Fixed Income Credit Rating	BB-
Number of Bonds/Notes	209

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
April 30, 2009

A	1.0%
BBB	9.8%
BB	28.4%
B	42.7%
CCC	9.2%
Other	8.9%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of April 30, 2009

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Emerging markets comprised 0.8% of total net assets.

16  Janus Bond & Money Market Funds  April 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund	12.44%	–9.38%	2.61%	3.93%	6.22%	0.91%	0.91%

Barclays Capital U.S. Corporate High-Yield Bond Index	16.02%	–13.28%	2.34%	3.56%	4.86%

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for High Current Yield Funds	–	50/457	46/334	18/203	5/92

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

A 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

See important disclosures on the next page.

Janus Bond & Money Market Funds  April 30, 2009  17

Janus High-Yield Fund (unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,122.90	$4.74

Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

†	Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18  Janus Bond & Money Market Funds  April 30, 2009

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Bank Loans – 1.8%
Automotive – Cars and Light Trucks – 0.8%
$7,615,000	Ford Motor Co., 0%, 12/15/13‡	$4,797,450
Independent Power Producer – 1.0%
6,266,626	Calpine Corp., 0%, 3/29/14‡	5,373,631

Total Bank Loans (cost $8,722,592)		10,171,081

Corporate Bonds – 93.2%
Advertising Services – 1.4%
2,615,000	Visant Holding Corp., 7.6250%, 10/1/12	2,536,550
5,710,000	Visant Holding Corp., 8.7500%, 12/1/13	5,253,200
		7,789,750
Agricultural Chemicals – 0.5%
2,924,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	2,938,620
Airlines – 0.6%
3,925,000	Continental Airlines, Inc. 8.7500%, 12/1/11	2,394,250
1,825,000	UAL Corp., 4.5000%, 6/30/21	675,250
		3,069,500
Apparel Manufacturers – 2.2%
2,662,000	Hanesbrands, Inc., 5.6975%, 12/15/14‡,ß	2,036,430
4,206,000	Levi Strauss & Co., 9.7500%, 1/15/15	3,974,670
4,530,000	Levi Strauss & Co., 8.8750%, 4/1/16	4,009,050
4,100,000	Quiksilver, Inc., 6.8750%, 4/15/15	2,091,000
		12,111,150
Appliances – 1.0%
3,125,000	Whirlpool Corp., 8.0000%, 5/1/12	3,179,344
2,188,000	Whirlpool Corp., 8.6000%, 5/1/14	2,241,912
		5,421,256
Automotive – Cars and Light Trucks – 1.2%
8,725,000	Ford Motor Co., 7.4500%, 7/16/31	4,667,875
19,650,000	General Motors Corp., 8.3750%, 7/15/33	1,670,250
		6,338,125
Automotive – Truck Parts and Equipment – Original – 1.1%
2,175,000	Tenneco, Inc., 10.2500%, 7/15/13	1,348,500
4,675,000	TRW Automotive, Inc. 7.0000%, 3/15/14 (144A)	2,594,625
4,450,000	TRW Automotive, Inc. 7.2500%, 3/15/17 (144A)	2,380,750
		6,323,875
Beverages – Non-Alcoholic – 0.9%
2,221,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	2,219,428
1,435,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	1,397,503
1,768,000	Dr. Pepper Snapple Group, Inc. 7.4500%, 5/1/38	1,560,592
		5,177,523
Building – Residential and Commercial – 0.6%
4,322,000	Meritage Homes Corp., 6.2500%, 3/15/15	3,155,060
Building Products – Cement and Aggregate – 0.8%
2,830,000	CRH America, Inc., 5.6250%, 9/30/11	2,549,561
2,161,000	Texas Industries, Inc. 7.2500%, 7/15/13 (144A)	1,755,813
		4,305,374
Building Products – Wood – 0.4%
$2,175,000	Masco Corp., 1.6313%, 3/12/10‡	2,073,367
Cable Television – 1.4%
3,423,000	Kabel Deutschland, 10.6250%, 7/1/14	3,491,460
4,058,000	Mediacom LLC/Mediacom Capital Corp. 9.5000%, 1/15/13	3,976,840
		7,468,300
Casino Hotels – 1.5%
3,632,000	Boyd Gaming Corp., 7.1250%, 2/1/16	2,651,360
6,550,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.6250%, 12/1/14	5,534,750
		8,186,110
Cellular Telecommunications – 1.2%
875,000	Metro PCS Wireless, Inc. 9.2500%, 11/1/14 (144A)	871,719
5,720,000	Metro PCS Wireless, Inc. 9.2500%, 11/1/14	5,727,150
		6,598,869
Chemicals – Diversified – 0.2%
1,409,000	Innophos Holdings, Inc. 9.5000%, 4/15/12 (144A)§	986,300
Chemicals – Specialty – 1.1%
2,804,000	MacDermid, Inc. 9.5000%, 4/15/17 (144A)	1,387,980
3,595,000	Nalco Co., 7.7500%, 11/15/11	3,630,950
1,293,000	Nalco Co., 8.8750%, 11/15/13	1,299,465
		6,318,395
Coal – 0.2%
1,275,000	Arch Western Finance LLC 6.7500%, 7/1/13	1,112,438
Commercial Banks – 0.5%
2,750,000	American Express Bank FSB 5.5000%, 4/16/13	2,585,751
Commercial Services – 0.5%
1,300,000	Iron Mountain, Inc., 8.0000%, 6/15/20	1,254,500
3,725,000	Live Nation, Inc., 2.8750%, 7/15/27	1,550,531
		2,805,031
Commercial Services – Finance – 0.6%
525,000	Cardtronics, Inc., 9.2500%, 8/15/13	380,625
3,888,000	Cardtronics, Inc., 9.2500%, 8/15/13	2,818,800
		3,199,425
Computer Services – 1.0%
2,734,000	SunGard Data Systems, Inc. 9.1250%, 8/15/13	2,610,970
1,300,000	SunGard Data Systems, Inc. 10.6250%, 5/15/15 (144A)	1,244,750
2,176,000	SunGard Data Systems, Inc. 10.2500%, 8/15/15	1,893,120
		5,748,840
Computers – Memory Devices – 0.5%
2,625,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	2,585,625
Consulting Services – 0.3%
1,692,000	FTI Consulting, Inc., 7.7500%, 10/1/16	1,717,380

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  19

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Consumer Products – Miscellaneous – 1.2%
$2,544,000	Amscan Holdings, Inc., 8.7500%, 5/1/14	$2,035,200
1,750,000	Jarden Corp., 8.0000%, 5/1/16	1,706,250
3,412,000	Jarden Corp., 7.5000%, 5/1/17	3,019,620
		6,761,070
Containers – Metal and Glass – 0.7%
1,733,000	Greif, Inc, 6.7500%, 2/1/17	1,603,025
2,370,000	Owens-Illinois, Inc., 7.8000%, 5/15/18	2,304,825
		3,907,850
Containers – Paper and Plastic – 1.3%
1,724,000	Graham Packaging Co. L.P./GPC Capital Corp. I, 8.5000%, 10/15/12	1,482,640
2,711,000	Graham Packaging Co. L.P./GPC Capital Corp. I, 9.8750%, 10/15/14	2,192,521
3,446,000	Rock-Tenn Co., 9.2500%, 3/15/16	3,506,305
		7,181,466
Cosmetics and Toiletries – 0.7%
2,401,000	Chattem, Inc., 7.0000%, 3/1/14	2,316,965
1,700,000	Chattem, Inc., 1.6250%, 5/1/14	1,472,625
		3,789,590
Cruise Lines – 0.3%
1,425,000	Royal Caribbean Cruises, Ltd. 8.0000%, 5/15/10	1,396,500
Data Processing and Management – 1.2%
13,308,000	First Data Corp. 11.2500%, 3/31/16 (144A)	6,787,080
Direct Marketing – 0.3%
2,588,000	Affinion Group, Inc., 11.5000%, 10/15/15	1,863,360
Distribution/Wholesale – 1.4%
1,925,000	Ace Hardware Corp., 9.1250%, 6/1/16 (144A)§	1,742,125
4,910,000	KAR Holdings, Inc., 8.7500%, 5/1/14	3,240,600
1,480,000	KAR Holdings, Inc., 10.0000%, 5/1/15	858,400
2,397,000	Nebraska Book Co., Inc. 8.6250%, 3/15/12	1,677,900
		7,519,025
Diversified Financial Services – 0.6%
4,800,000	GMAC LLC, 8.0000%, 11/1/31 (144A)	3,360,000
Diversified Operations – 1.5%
1,300,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,378,000
903,000	Kansas City Southern Railway 8.0000%, 6/1/15	781,095
1,322,000	SPX Corp., 7.6250%, 12/15/14	1,305,475
1,325,000	Textron, Inc., 4.5000%, 5/1/13	1,432,656
400,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	364,648
575,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14	475,915
1,750,000	Tyco Electronics Group S.A. 6.5500%, 10/1/17	1,346,863
1,975,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37	1,204,497
		8,289,149
Diversified Operations – Commercial Services – 1.4%
8,211,000	ARAMARK Corp., 8.5000%, 2/1/15	7,841,505
Electric – Generation – 3.3%
$1,725,000	AES Corp., 9.7500%, 4/15/16 (144A)	1,707,750
5,559,000	AES Corp., 8.0000%, 10/15/17	5,086,485
4,695,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	4,741,809
4,272,000	Edison Mission Energy, 7.0000%, 5/15/17	3,225,360
4,443,000	Edison Mission Energy, 7.2000%, 5/15/19	3,232,283
		17,993,687
Electric – Integrated – 1.4%
4,863,000	CMS Energy Corp., 2.0813%, 1/15/13‡,ß	3,855,630
2,996,000	Energy Future Holdings Corp. 10.8750%, 11/1/17	2,044,770
3,464,000	Texas Competitive Electric Holdings Co. LLC, 10.2500%, 11/1/15	1,965,820
		7,866,220
Electronic Components – Semiconductors – 1.5%
3,000,000	National Semiconductor Corp. 1.5700%, 6/15/10‡	2,654,433
3,225,000	National Semiconductor Corp. 6.1500%, 6/15/12	2,904,596
3,475,000	National Semiconductor Corp. 6.6000%, 6/15/17	2,724,167
		8,283,196
Finance – Auto Loans – 1.5%
9,162,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	8,246,203
Finance – Credit Card – 0.2%
1,425,000	American Express Co., 7.0000%, 3/19/18	1,351,554
Finance – Investment Bankers/Brokers – 0.7%
4,150,000	Citigroup, Inc., 5.5000%, 2/15/17	2,861,371
1,350,000	Citigroup, Inc., 6.1250%, 5/15/18	1,134,563
		3,995,934
Food – Meat Products – 1.4%
1,300,000	JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 11.6250%, 5/1/14 (144A)	1,235,000
3,226,000	National Beef Packing Co. LLC/NB Finance Corp., 10.5000%, 8/1/11	3,217,935
1,325,000	Tyson Foods, Inc., 3.2500%, 10/15/13	1,273,656
2,400,000	Tyson Foods, Inc., 7.8500%, 4/1/16	2,176,666
		7,903,257
Food – Miscellaneous/Diversified – 3.2%
1,750,000	Chiquita Brands International 7.5000%, 11/1/14	1,452,500
2,375,000	Chiquita Brands International 4.2500%, 8/15/16	1,398,281
6,045,000	Del Monte Corp., 6.7500%, 2/15/15	5,803,200
3,110,000	Dole Food Co., Inc. 8.7500%, 7/15/13	2,674,600
5,875,000	Dole Food Co., Inc. 13.8750%, 3/15/14 (144A)	6,183,438
		17,512,019
Food – Retail – 1.7%
650,000	Ingles Markets, Inc., 8.8750%, 5/15/17	627,562
2,313,000	Stater Brothers Holdings 7.7500%, 4/15/15	2,232,045
4,570,000	SUPERVALU, Inc., 7.5000%, 11/15/14	4,432,900

See Notes to Schedules of Investments and Financial Statements.

20  Janus Bond & Money Market Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Food – Retail – (continued)
$1,900,000	SUPERVALU, Inc., 8.0000%, 5/1/16	$1,843,000
		9,135,507
Gambling – Non-Hotel – 1.2%
1,211,000	Isle of Capri Casinos, Inc. 7.0000%, 3/1/14	920,360
4,329,000	Pinnacle Entertainment, Inc. 8.2500%, 3/15/12	4,220,775
658,000	Pinnacle Entertainment, Inc. 8.7500%, 10/1/13	634,970
797,000	Pokagon Gaming Authority 10.3750%, 6/15/14 (144A)	737,225
		6,513,330
Hotels and Motels – 0.9%
3,075,000	Starwood Hotels & Resorts Worldwide, Inc. 6.2500%, 2/15/13	2,829,000
1,950,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	1,877,558
		4,706,558
Independent Power Producer – 2.4%
896,000	AES China Generating Co., Ltd. 8.2500%, 6/26/10	788,975
5,952,000	NRG Energy, Inc., 7.3750%, 2/1/16	5,728,799
4,129,000	Reliant Energy, Inc., 7.6250%, 6/15/14	3,726,423
3,141,000	Reliant Energy, Inc., 7.8750%, 6/15/17	2,803,343
		13,047,540
Machine Tools and Related Products – 0.2%
1,735,000	Thermadyne Holdings Corp. 9.5000%, 2/1/14‡	1,134,256
Medical – Hospitals – 4.4%
4,800,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	4,776,000
2,384,000	HCA, Inc., 7.8750%, 2/1/11	2,336,320
12,432,000	HCA, Inc., 9.2500%, 11/15/16	12,307,679
1,075,000	HCA, Inc., 9.8750%, 2/15/17 (144A)	1,075,000
1,325,000	HCA, Inc., 8.5000%, 4/15/19 (144A)	1,333,281
1,225,000	Tenet Healthcare Corp., 7.3750%, 2/1/13	1,120,875
1,611,000	Tenet Healthcare Corp., 9.2500%, 2/1/15	1,490,175
		24,439,330
Medical – Outpatient and Home Medical Care – 0.1%
702,000	National Mentor Holdings, Inc. 11.2500%, 7/1/14	617,760
Medical Products – 0.6%
3,275,000	Biomet, Inc., 11.6250%, 10/15/17	3,176,750
Metal – Copper – 1.4%
3,888,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, 4/1/15	3,829,680
4,022,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	3,941,560
		7,771,240
Office Automation and Equipment – 0.5%
1,485,000	Xerox Corp., 6.8750%, 8/15/11	1,489,424
1,525,000	Xerox Corp., 6.3500%, 5/15/18	1,235,250
		2,724,674
Oil Companies – Exploration and Production – 3.8%
$1,529,000	Cimarex Energy Co., 7.1250%, 5/1/17	1,353,165
2,249,000	Encore Acquisition Co., 6.2500%, 4/15/14	1,900,405
2,472,000	Forest Oil Corp., 8.0000%, 12/15/11	2,428,740
1,125,000	Forest Oil Corp., 8.5000%, 2/15/14 (144A)	1,091,250
1,750,000	Forest Oil Corp., 7.7500%, 5/1/14	1,649,375
1,025,000	Forest Oil Corp., 7.2500%, 6/15/19 (144A)	853,313
4,146,000	Forest Oil Corp., 7.2500%, 6/15/19	3,451,544
849,000	Hilcorp Energy I L.P./Hilcorp Finance Co. 9.0000%, 6/1/16 (144A)	725,895
1,715,000	PetroHawk Energy Corp. 9.1250%, 7/15/13	1,680,700
1,031,000	Plains Exploration & Production Co. 7.7500%, 6/15/15	943,365
4,323,000	Quicksilver Resources, Inc. 8.2500%, 8/1/15	3,523,244
1,297,000	Range Resources Corp., 7.3750%, 7/15/13	1,267,818
		20,868,814
Oil Field Machinery and Equipment – 0.2%
1,436,000	Dresser-Rand Group, Inc. 7.3750%, 11/1/14	1,278,040
Oil Refining and Marketing – 0.3%
1,735,000	Frontier Oil Corp., 8.5000%, 9/15/16	1,717,650
Paper and Related Products – 1.2%
2,635,000	Boise Cascade LLC, 7.1250%, 10/15/14	1,165,988
225,000	Georgia-Pacific LLC 8.2500%, 5/1/16 (144A)	225,000
5,401,000	Georgia-Pacific LLC 7.1250%, 1/15/17 (144A)	5,103,945
		6,494,933
Physical Therapy and Rehabilitation Centers – 0.7%
3,845,000	HealthSouth Corp., 10.7500%, 6/15/16	3,921,900
Pipelines – 3.2%
2,150,000	Dynegy Holdings, Inc., 7.5000%, 6/1/15	1,687,750
3,470,000	Dynegy Holdings, Inc., 8.3750%, 5/1/16	2,776,000
1,150,000	El Paso Corp., 12.0000%, 12/12/13	1,242,000
425,000	El Paso Corp., 8.2500%, 2/15/16	414,375
5,087,000	El Paso Corp., 7.0000%, 6/15/17	4,570,348
1,225,000	Kinder Morgan Finance Co. 5.3500%, 1/5/11	1,191,313
3,889,000	Kinder Morgan Finance Co. 5.7000%, 1/5/16	3,373,708
2,553,000	Tennessee Gas Pipeline Co. 8.0000%, 2/1/16 (144A)	2,604,060
		17,859,554
Publishing – Books – 0.5%
3,052,000	Cengage Learning Acquisitions, Inc. 10.5000%, 1/15/15 (144A)	2,075,360
1,100,000	Cengage Learning Acquisitions, Inc. 0%, 7/15/15 (144A)	539,000
		2,614,360
Publishing – Newspapers – 1.0%
6,906,000	Block Communications, Inc. 8.2500%, 12/15/15 (144A)	5,731,980

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  21

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Publishing – Periodicals – 0.9%
$1,358,000	Medimedia USA, Inc. 11.3750%, 11/15/14 (144A)§	$882,700
1,308,000	Nielsen Finance LLC/Nielsen Finance Co. 11.6250%, 2/1/14 (144A)	1,294,920
3,050,000	Nielsen Finance LLC/Nielsen Finance Co. 11.5000%, 5/1/16 (144A)	2,882,250
		5,059,870
REIT – Health Care – 0.7%
2,377,000	Senior Housing Properties Trust 8.6250%, 1/15/12	2,281,920
1,970,000	Ventas Realty LP/Ventas Capital Corp 6.5000%, 6/1/16	1,753,300
		4,035,220
REIT – Regional Malls – 0.2%
1,300,000	Simon Property Group L.P. 10.3500%, 4/1/19	1,356,900
REIT – Warehouse/Industrials – 0.2%
1,975,000	ProLogis, 6.6250%, 5/15/18	1,288,875
Rental Auto/Equipment – 0.3%
2,160,000	Hertz Corp., 8.8750%, 1/1/14	1,674,000
Resorts and Theme Parks – 0.5%
3,050,000	Vail Resorts, Inc., 6.7500%, 2/15/14	2,745,000
Retail – Apparel and Shoe – 0.8%
3,025,000	Burlington Coat Factory 11.1250%, 4/15/14	2,109,937
873,000	Ltd. Brands, Inc., 6.9000%, 7/15/17	725,125
2,552,000	Ltd. Brands, Inc., 7.6000%, 7/15/37	1,675,978
		4,511,040
Retail – Computer Equipment – 0.9%
4,736,000	GameStop Corp., 8.0000%, 10/1/12	4,807,040
Retail – Hypermarkets – 0.4%
2,150,000	New Albertsons, Inc., 8.3500%, 5/1/10	2,195,688
Retail – Leisure Products – 0.6%
4,476,000	Steinway Musical Instruments 7.0000%, 3/1/14 (144A)§	3,222,720
Retail – Miscellaneous/Diversified – 0.2%
1,301,000	Eye Care Centers of America, Inc. 10.7500%, 2/15/15	1,209,930
Retail – Perfume and Cosmetics – 1.0%
2,578,000	Sally Holdings LLC/Sally Capital, Inc. 9.2500%, 11/15/14	2,578,000
2,862,000	Sally Holdings LLC/Sally Capital, Inc. 10.5000%, 11/15/16	2,761,830
		5,339,830
Retail – Propane Distribution – 1.7%
4,846,000	Amerigas Partners L.P., 7.2500%, 5/20/15	4,736,965
2,466,000	Ferrellgas Escrow LLC / Ferrellgas Finance Escrow Corp., 6.7500%, 5/1/14	2,225,565
2,696,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp., 8.7500%, 6/15/12	2,466,840
		9,429,370
Retail – Regional Department Stores – 0.6%
3,070,000	JC Penney Co., Inc., 9.0000%, 8/1/12	3,079,302
Retail – Restaurants – 0.7%
$2,617,000	Denny’s Holdings, Inc., 10.0000%, 10/1/12	2,440,353
1,750,000	Landry’s Restaurants, Inc. 14.0000%, 8/15/11 (144A)§	1,662,500
		4,102,853
Retail – Vitamins/Nutritional Supplement – 0.3%
2,482,000	General Nutrition Centers, Inc. 6.4038%, 3/15/14‡,ß	1,886,320
Rubber – Tires – 0.7%
3,075,000	Goodyear Tire & Rubber Co. 7.8570%, 8/15/11	2,859,750
1,050,000	Goodyear Tire & Rubber Co. 9.0000%, 7/1/15	955,500
		3,815,250
Satellite Telecommunications – 1.6%
7,157,000	Intelsat Jackson Holdings, Ltd. 11.2500%, 6/15/16	7,318,033
1,300,000	Intelsat Subsidiary Holding Co., Ltd. 8.8750%, 1/15/15 (144A)	1,280,500
		8,598,533
Schools – 0.5%
2,617,000	Education Management LLC 10.2500%, 6/1/16	2,512,320
Seismic Data Collection – 0.3%
1,734,000	Cie Generale de Geophysique-Veritas 7.7500%, 5/15/17	1,387,200
Special Purpose Entity – 4.9%
17,983,240	CDX North America High Yield 8.8750%, 6/29/13 (144A)	15,645,418
1,218,000	Fresenius U.S. Finance II, Inc. 9.0000%, 7/15/15 (144A)	1,291,080
3,016,000	LBI Media, Inc., 8.5000%, 8/1/17 (144A)	934,960
1,761,000	NSG Holdings LLC/NSG Holdings, Inc. 7.7500%, 12/15/25 (144A)	1,373,580
9,575,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	7,707,875
		26,952,913
Steel – Producers – 1.2%
1,325,000	Mittal Steel Co. N.V., 5.0000%, 5/15/14	1,325,000
1,825,000	Reliance Steel & Aluminum Co. 6.2000%, 11/15/16	1,406,524
1,293,000	Steel Dynamics, Inc. 7.3750%, 11/1/12	1,154,003
3,550,000	Steel Dynamics, Inc. 8.2500%, 4/15/16 (144A)	2,804,499
		6,690,026
Telecommunication Services – 1.1%
2,175,000	Qwest Corp., 8.3750%, 5/1/16 (144A)	2,164,125
3,822,000	Time Warner Telecom Holdings, Inc. 9.2500%, 2/15/14	3,831,555
		5,995,680
Telephone – Integrated – 3.3%
2,709,000	Cincinnati Bell, Inc., 8.3750%, 1/15/14	2,675,138
2,625,000	Frontier Communications Corp. 8.2500%, 5/1/14	2,579,063
1,562,000	Level 3 Financing, Inc., 8.7500%, 2/15/17	1,109,020

See Notes to Schedules of Investments and Financial Statements.

22  Janus Bond & Money Market Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Shares or Principal Amount		Value

Telephone – Integrated – (continued)
$4,058,000	Qwest Communications International, Inc. 7.2500%, 2/15/11	$3,997,130
1,750,000	Sprint Capital Corp., 8.3750%, 3/15/12	1,677,813
2,200,000	Sprint Nextel Corp., 6.0000%, 12/1/16	1,826,000
4,112,000	Virgin Media Finance PLC 9.1250%, 8/15/16	4,050,319
		17,914,483
Textile – Home Furnishings – 0.1%
425,000	Mohawk Industries, Inc. 6.2500%, 1/15/11	402,780
Transportation – Marine – 0.7%
5,017,000	Ship Finance International, Ltd. 8.5000%, 12/15/13	3,637,325
Transportation – Railroad – 0.8%
1,378,000	Kansas City Southern de Mexico S.A. de C.V., 9.3750%, 5/1/12	1,260,870
3,560,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	2,919,200
		4,180,070
Transportation – Services – 0.1%
425,000	Bristow Group, Inc., 6.1250%, 6/15/13	365,500
Transportation – Truck – 0.1%
1,750,000	Swift Transportation Co. 12.5000%, 5/15/17 (144A)§	551,250

Total Corporate Bonds (cost $533,394,565)		512,566,193

Preferred Stock – 0.3%
Metal – Copper – 0.3%
22,610	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500% (cost $1,077,384)	1,520,523

Money Market – 4.6%
25,081,163	Janus Cash Liquidity Fund LLC, 0% (cost $25,081,163)	25,081,163

Total Investments (total cost $568,275,704) – 99.9%		549,338,960

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		805,809

Net Assets – 100%		$550,144,769

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$20,732,708	3.8%
Canada	4,565,020	0.8%
Cayman Islands	2,585,625	0.5%
France	1,387,200	0.2%
Germany	3,491,460	0.6%
Liberia	1,396,500	0.3%
Luxembourg	4,716,923	0.9%
Mexico	4,180,070	0.8%
United Kingdom	4,050,320	0.7%
United States††	502,233,134	91.4%

Total	$549,338,960	100.0%

††	Includes Short-Term Securities (86.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  23

Janus Short-Term Bond Fund (unaudited)	Ticker: JASBX

Fund Snapshot
This short duration bond Fund seeks a high level of current income in tandem with preservation of capital.

Jason Groom
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

For the six-month period ended April 30, 2009, Janus Short-Term Bond Fund returned 4.74%, compared to a 3.63% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index.

Economic Update

The flight-to-quality trade that has dominated the fixed income markets throughout the credit crisis finally eased in January 2009 as investors’ risk appetite increased and credit markets gained momentum. Low absolute yields in Treasuries and wide credit spreads relative to Treasuries prompted a move into credit in January; this trend resumed in March and April after a brief uptick in spreads in February. For the overall period, credit was one of the best performing asset categories.

In March, the Fed announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities (MBS) and agency debt to help the beleaguered housing market, which prompted the largest one-day drop in the 10-year Treasury note (almost half a percent) since the aftermath of the 1987 market crash. By the end of the period, the 10-year Treasury yield rebounded from its lows but still finished the period down almost 1% (prices move inversely to yield). The downward shift in the Treasury curve was most pronounced in the five and 10-year yields, which led to an overall steepening in the curve. Similar to high yield, commercial mortgage-backed securities (CMBS) rallied late in the period to eke out slight gains. MBS, benefiting from the Fed’s buying program, and a tightening in investment grade credit spreads (although less pronounced than in high yield), helped the investment grade aggregate indices to an almost 8% gain during the period.

Contributors to Performance

The Fund’s outperformance during the period was driven largely by our significant overweight and security selection in credits. Our significant overweight in BBB-rated credits was a key contributor as were our underweights in the AAA-and AA-rated credits, as lower-rated credits outperformed during the period. Similarly, the Fund’s 10.37% exposure in non-index, high-yield bonds at period end also boosted comparable returns, as high yield outperformed investment grade. Finally, our underweight in Treasuries and yield-curve positioning in both Treasuries and agencies added to our relative returns.

On a security level basis, our top contributor was our exposure in non-index holding Time Warner Cable, which was spun off from its parent Time Warner during the period. As the second largest cable provider in the U.S., the company has been successful in gaining market share for voice, video and data services from incumbent telecommunications companies in most cities where it operates. We also like the utility nature of its cash flows.

Roche Holdings, a new position in the Fund, boosted returns, as the bonds it issued to help finance its remaining stake in biotechnology leader Genentech performed well. We participated in the Switzerland-based pharmaceutical company’s bond issuance based on our assessment that the company could continue to demonstrate operating earnings growth and will pay down its debt over time.

Detractors from Performance

Our main detractors were not holding several securities in the index that performed relatively well; notable ones included financials HSBC and CIT Group, insurer American International Group (AIG), and media company CBS to name a few. In addition, our position in MGM Mirage, a casino operator, underperformed, as fundamentals deteriorated faster than we expected, calling into question the company’s ability to service its 2009 bond maturities. We exited the bonds on liquidity concerns.

Outlook

The slowing rate of decline in the U.S. and global economies as well as improvement in the credit markets through period end have given many equity and fixed income market participants a sense that an economic rebound may not be as far in the future as feared. There is a battle between reflationary policy and deflationary pressure; the question is which one will ultimately win. Over the next six to 18 months, we believe deflationary pressure will outweigh the reflationary policies that are in place. We think all of the moves by central banks and governments around the globe will help the global economy recover, but they will take time to take hold and ultimately fuel inflation. Rising unemployment, declining wages and increased uncertainty in the market hinder the near-term economic outlook and will likely keep inflation at bay in

24  Janus Bond & Money Market Funds  April 30, 2009

(unaudited)

our view. Once the economy stabilizes and we start to see consumption rise, we believe inflationary pressures will build.

With credit spreads still at high levels at period end, we think there are many opportunities in which to explore and possibly add to the portfolio. The main obstacles to the success of this strategy, in our view, might be continued lack of liquidity and rising default rates. We believe that our ability to add value with individual credit selection could help us overcome these obstacles, but are being very cautious as to how and when we add risk to the portfolio. In terms of credit selection, our focus is on companies that we believe have considerable assets, strong cash-flow generation potential and whose managements are focused on debt reduction.

Thank you for your investment in Janus Short-Term Bond Fund.

Janus Short-Term Bond Fund At A Glance

Fund Profile
April 30, 2009

Weighted Average Maturity	2.6 Years
Average Effective Duration*	2.3 Years
30-day Current Yield**
Without Reimbursement	3.58%
With Reimbursement	3.62%
Weighted Average Fixed Income Credit Rating	A+
Number of Bonds/Notes	215

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
April 30, 2009

AAA	30.1%
AA	10.2%
A	13.0%
BBB	25.0%
BB	6.4%
B	2.2%
Other	13.1%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of April 30, 2009

Asset Allocation – (% of Net Assets)
As of April 30, 2009

Janus Bond & Money Market Funds  April 30, 2009  25

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009						Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund	4.74%	5.61%	3.76%	4.38%	4.73%	0.98%	0.65%

Barclays Capital 1-3 Year U.S. Government/Credit Index	3.63%	3.95%	4.01%	4.80%	5.15%**

Lipper Quartile	–	1st	1st	1st	1st

Lipper Ranking – based on total return for Short Investment Grade Debt Funds	–	1/260	5/179	7/90	4/24

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

26  Janus Bond & Money Market Funds  April 30, 2009

(unaudited)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Funds may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/ high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992

**	The Barclays Capital 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,047.40	$3.25

Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21

†	Expenses are equal to the annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Bond & Money Market Funds  April 30, 2009  27

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Bank Loan – 0.1%
Food – Confectionery – 0.1%
$597,438	WM Wrigley Jr. Co., 6.5000%, 9/30/14 (cost $592,045)‡	$597,097

Corporate Bonds – 66.1%
Aerospace and Defense – 0.3%
1,477,000	Northrop Grumman Systems Corp. 7.1250%, 2/15/11	1,572,185
Aerospace and Defense – Equipment – 0.1%
552,000	United Technologies Corp., 6.5000% 6/1/09	553,620
Agricultural Chemicals – 0.2%
995,000	Potash Corporation of Saskatchewan, Inc. 5.2500%, 5/15/14	1,019,640
Apparel Manufacturers – 0.0%
320,000	Hanesbrands Inc., 5.6975%, 12/15/14‡,ß	244,800
Appliances – 0.5%
2,655,000	Whirlpool Corp, 8.0000%, 5/1/12	2,701,170
Automotive – Cars and Light Trucks – 0.7%
3,716,000	Daimler Finance North America LLC 7.2000%, 9/1/09	3,735,594
Automotive – Medium and Heavy Duty Trucks – 0.2%
385,000	PACCAR, Inc., 6.3750%, 2/15/12	397,285
386,000	PACCAR, Inc., 6.8750%, 2/15/14	404,034
		801,319
Beverages – Non-Alcoholic – 0.8%
552,000	Coca-Cola Co., 5.7500%, 3/15/11	589,916
2,195,000	Dr. Pepper Snapple Group, Inc., 6.1200% 5/1/13	2,193,445
350,000	PepsiAmericas, Inc., 4.3750%, 2/15/14	348,355
767,000	PepsiCo, Inc., 3.7500%, 3/1/14	782,589
		3,914,305
Beverages – Wine and Spirits – 0.3%
1,382,000	Diageo Capital PLC, 4.3750%, 5/3/10	1,395,838
Brewery – 2.2%
7,378,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	7,691,808
3,778,000	SABMiller PLC, 6.2000%, 7/1/11 (144A)	3,803,226
		11,495,034
Building Products – Air and Heating – 0.3%
1,382,000	American Standard, Inc. 7.6250%, 2/15/10	1,406,551
Building Products – Cement and Aggregate – 0.3%
1,740,000	CRH America, Inc., 5.6250%, 9/30/11	1,567,575
Cable Television – 3.6%
646,000	Comcast Corp., 1.4600%, 7/14/09	645,486
736,000	Comcast Corp., 5.8500%, 1/15/10	749,123
3,280,000	Comcast Corp., 5.4500%, 11/15/10	3,375,547
1,108,000	COX Communications, Inc. 7.8750%, 8/15/09	1,121,185
1,382,000	COX Communications, Inc. 4.6250%, 1/15/10	1,381,706
718,000	COX Communications, Inc. 6.7500%, 3/15/11	732,699
1,385,000	COX Communications, Inc. 7.1250%, 10/1/12	1,400,006
$1,300,000	CSC Holdings, Inc., 7.6250%, 4/1/11	1,300,000
1,390,000	Mediacom LLC/Mediacom Capital Corp. 7.8750%, 2/15/11	1,376,100
3,226,000	Time Warner Cable, Inc., 5.4000%, 7/2/12	3,273,290
1,105,000	Time Warner Cable, Inc., 6.2000%, 7/1/13	1,154,493
1,382,000	Time Warner Cable, Inc. 8.2500%, 2/14/14	1,515,787
		18,025,422
Cellular Telecommunications – 1.8%
1,382,000	Rogers Communications, Inc. 9.6250%, 5/1/11	1,448,386
3,054,000	Rogers Communications, Inc. 7.8750%, 5/1/12	3,216,112
1,050,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12 (144A)	1,087,415
1,705,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13 (144A)	1,897,041
1,750,000	Verizon Wireless Capital LLC 5.5500%, 2/1/14 (144A)	1,835,799
		9,484,753
Commercial Banks – 2.2%
2,120,000	American Express Bank FSB 5.5500%, 10/17/12	2,024,513
3,695,000	BB&T Corp., 6.5000%, 8/1/11	3,760,006
3,960,000	Credit Suisse/New York NY 5.5000%, 5/1/14	3,970,161
1,650,000	U.S. Bank N.A., 6.3750%, 8/1/11	1,726,590
		11,481,270
Commercial Services – Finance – 0.4%
1,844,000	Western Union Co., 6.5000%, 2/26/14	1,945,455
Computers – 0.6%
1,844,000	Hewlett-Packard Co., 4.2500%, 2/24/12	1,912,887
920,000	Hewlett-Packard Co., 4.7500%, 6/2/14	961,546
		2,874,433
Containers – Metal and Glass – 0.8%
2,030,000	Ball Corp., 6.8750%, 12/15/12	2,030,000
1,980,000	Owens-Illinois, Inc., 7.5000%, 5/15/10	2,039,400
		4,069,400
Cosmetics and Toiletries – 0.2%
1,063,000	Procter & Gamble Co., 4.6000%, 1/15/14	1,125,702
Cruise Lines – 0.5%
2,550,000	Royal Caribbean Cruises, Ltd. 8.0000%, 5/15/10	2,499,000
Data Processing and Management – 0.3%
1,566,000	Fiserv, Inc., 6.1250%, 11/20/12	1,552,095
Diversified Financial Services – 0.9%
3,890,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	3,603,863
1,198,000	General Electric Capital Corp. 4.2500%, 9/13/10	1,208,698
		4,812,561

See Notes to Schedules of Investments and Financial Statements.

28  Janus Bond & Money Market Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Diversified Minerals – 0.8%
$2,305,000	BHP Billiton Finance U.S.A., Ltd. 5.5000%, 4/1/14	$2,426,861
1,455,000	Rio Tinto Finance USA, Ltd. 8.9500%, 5/1/14	1,506,053
		3,932,914
Diversified Operations – 1.8%
1,382,000	Dover Corp., 6.5000%, 2/15/11	1,449,929
1,005,000	Eaton Corp., 4.9000%, 5/15/13	994,512
1,535,000	Illinois Tool Works, Inc. 5.1500%, 4/1/14 (144A)	1,522,456
2,785,000	ITT Corp., 4.9000%, 5/1/14	2,823,023
2,775,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	2,529,746
		9,319,666
Electric – Integrated – 1.8%
1,104,000	CMS Energy Corp., 7.7500%, 8/1/10	1,105,879
1,521,000	Duke Energy Corp., 6.3000%, 2/1/14	1,603,960
920,000	Georgia Power Co., 6.0000%, 11/1/13	999,206
1,382,000	Monongahela Power Co. 7.9500%, 12/15/13 (144A)	1,461,102
920,000	Nevada Power Co., 8.2500%, 6/1/11	979,511
718,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13 (144A)	722,243
1,293,000	Virginia Electric and Power Co. 4.5000%, 12/15/10	1,322,733
924,000	Wisconsin Energy Corp. 6.5000%, 4/1/11	966,367
		9,161,001
Electronic Components – Semiconductors – 0.3%
855,000	National Semiconductor Corp. 1.5700%, 6/15/10‡	756,513
905,000	National Semiconductor Corp. 6.1500%, 6/15/12	815,089
		1,571,602
Enterprise Software/Services – 0.5%
2,307,000	CA, Inc., 4.7500%, 12/1/09	2,309,884
Fiduciary Banks – 0.3%
1,365,000	Northern Trust Corp., 4.6250%, 5/1/14	1,380,996
Finance – Credit Card – 0.1%
552,000	American Express Credit Corp., 5.8750% 5/2/13	543,813
Finance – Investment Bankers/Brokers – 4.9%
2,490,000	Citigroup, Inc., 5.1250%, 2/14/11	2,333,048
3,827,000	Credit Suisse USA, Inc. 6.1250%, 11/15/11	4,010,298
1,198,000	Goldman Sachs Group, Inc. 4.5000%, 6/15/10	1,208,792
2,859,000	Goldman Sachs Group, Inc. 6.8750%, 1/15/11	2,995,028
2,749,000	Goldman Sachs Group, Inc. 3.2500%, 6/15/12	2,865,178
1,965,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	1,957,439
830,000	JPMorgan Chase & Co., 6.7500%, 2/1/11	860,769
2,581,000	JPMorgan Chase & Co., 5.6000%, 6/1/11	2,669,030
2,500,000	JPMorgan Chase & Co., 3.1250%, 12/1/11	2,577,353
1,566,000	Morgan Stanley, 6.7500%, 4/15/11	1,600,732
$1,413,000	Morgan Stanley, 2.0000%, 9/22/11	1,418,111
		24,495,778
Finance – Other Services – 1.6%
5,533,000	BP Capital Markets PLC, 3.1250%, 3/10/12	5,615,497
2,584,000	CME Group, Inc., 5.7500%, 2/15/14	2,718,551
		8,334,048
Food – Confectionery – 0.7%
3,689,000	WM Wrigley Jr. Co., 4.3000%, 7/15/10	3,633,665
Food – Miscellaneous/Diversified – 1.3%
1,108,000	Dean Foods Co., 6.6250%, 5/15/09	1,106,436
1,477,000	Del Monte Corp., 8.6250%, 12/15/12	1,506,540
626,000	General Mills, Inc., 5.2500%, 8/15/13	654,194
1,845,000	H.J. Heinz Finance Co., 6.6250%, 7/15/11	1,968,807
736,000	Kraft Foods, Inc., 1.7281%, 8/11/10‡	717,429
498,000	Kraft Foods, Inc., 6.7500%, 2/19/14	542,614
		6,496,020
Food – Retail – 1.8%
1,910,000	Ahold Finance USA, Inc. 8.2500%, 7/15/10	1,933,279
2,107,000	American Stores Co., 7.5000%, 5/1/37	2,107,000
345,000	Delhaize Group, 5.8750%, 2/1/14	349,726
552,000	Kroger Co., 7.2500%, 6/1/09	553,604
1,132,000	Kroger Co., 6.8000%, 4/1/11	1,195,668
126,000	Kroger Co., 7.5000%, 1/15/14	140,359
1,584,000	Safeway, Inc., 4.9500%, 8/16/10	1,622,860
1,270,000	Safeway, Inc., 6.2500%, 3/15/14	1,349,687
		9,252,183
Home Decoration Products – 0.4%
2,275,000	Newell Rubbermaid, Inc., 4.0000%, 5/1/10	2,199,654
Hotels and Motels – 0.5%
2,780,000	Marriott International, Inc. 4.6250%, 6/15/12	2,587,607
Medical – Biomedical and Genetic – 0.3%
1,382,000	Genetech, Inc., 4.4000%, 7/15/10	1,419,929
Medical – Drugs – 2.2%
5,533,000	Eli Lilly & Co., 3.5500%, 3/6/12	5,681,943
1,338,000	Novartis Capital Corp., 4.1250%, 2/10/14	1,386,775
920,000	Pfizer, Inc. 0%, 3/15/11	943,842
3,130,000	Pfizer, Inc., 4.4500%, 3/15/12	3,288,619
		11,301,179
Medical – HMO – 0.9%
1,988,000	UnitedHealth Group, Inc. 5.1250%, 11/15/10	1,998,240
2,764,000	UnitedHealth Group, Inc. 5.2500%, 3/15/11	2,807,787
		4,806,027
Medical – Hospitals – 1.1%
5,473,000	HCA, Inc., 8.7500%, 9/1/10	5,459,318
Medical – Wholesale Drug Distributors – 0.2%
870,000	McKesson Corp., 6.5000%, 2/15/14	917,587
Medical Instruments – 0.8%
4,165,000	Boston Scientific Corp., 6.0000%, 6/15/11	4,144,175

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  29

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Medical Labs and Testing Services – 2.1%
$3,689,000	Quest Diagnostics, Inc., 5.1250%, 11/1/10	$3,707,969
3,069,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	3,217,911
3,689,000	Roche Holdings, Inc. 5.0000%, 3/1/14 (144A)	3,867,230
		10,793,110
Medical Products – 2.1%
206,000	Baxter International, Inc., 4.0000%, 3/1/14	213,395
1,382,000	Covidien International Finance S.A. 5.4500%, 10/15/12	1,434,537
2,212,000	Hospira, Inc., 4.9500%, 6/15/09	2,214,674
278,000	Hospira, Inc., 1.7119%, 3/30/10‡	260,952
6,879,000	Hospira, Inc., 5.5500%, 3/30/12	6,800,249
		10,923,807
Metal – Aluminum – 0.2%
1,105,000	Rio Tinto Alcan, Inc., 6.4500%, 3/15/11	1,075,384
Multimedia – 0.7%
1,845,000	News America Holdings, Inc. 9.2500%, 2/1/13	1,973,150
1,382,000	COX Enterprises, Inc. 7.8750%, 9/15/10 (144A)	1,406,343
		3,379,493
Non-Hazardous Waste Disposal – 0.7%
1,844,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	1,880,880
1,844,000	Waste Management, Inc., 7.3750%, 8/1/10	1,884,076
		3,764,956
Office Automation and Equipment – 0.4%
2,359,000	Xerox Corp., 2.0588%, 12/18/09‡	2,302,426
Oil Companies – Exploration and Production – 0.8%
2,090,000	Anadarko Finance Co., 6.7500%, 5/1/11	2,153,600
1,845,000	Forest Oil Corp., 8.0000%, 12/15/11	1,812,713
		3,966,313
Oil Companies – Integrated – 0.8%
1,844,000	Chevron Corp., 3.4500%, 3/3/12	1,896,914
2,307,000	ConocoPhillips, 4.7500%, 2/1/14	2,432,842
		4,329,756
Oil Refining and Marketing – 1.1%
3,955,000	Frontier Oil Corp., 6.6250%, 10/1/11	3,895,675
1,853,000	Valero Energy Corp., 6.8750%, 4/15/12	1,895,589
		5,791,264
Paper and Related Products – 0.5%
2,500,000	Georgia-Pacific LLC, 8.1250%, 5/15/11	2,506,250
Pipelines – 4.1%
2,307,000	Consolidated Natural Gas Co. 6.2500%, 11/1/11	2,432,997
1,382,000	El Paso Corp., 7.0000%, 5/15/11	1,353,412
1,566,000	Enterprise Products Operating LLC 4.6250%, 10/15/09	1,565,017
2,985,000	Enterprise Products Operating LLC 7.5000%, 2/1/11	3,067,971
1,104,000	Kinder Morgan Energy Partners L.P. 6.7500%, 3/15/11	1,133,073
1,382,000	Kinder Morgan Energy Partners L.P. 7.5000%, 11/1/10	1,436,955
$3,644,000	Kinder Morgan Finance Co. ULC 5.3500%, 1/5/11	3,543,790
1,113,000	Oneok, Inc., 7.1250%, 4/15/11	1,138,159
5,000,000	Williams Cos., Inc., 7.1250%, 9/1/11	5,050,001
		20,721,375
Private Corrections – 0.7%
3,420,000	Corrections Corporation of America 7.5000%, 5/1/11	3,420,000
Property and Casualty Insurance – 0.3%
1,655,000	Chubb Corp., 5.2000%, 4/1/13	1,653,294
Reinsurance – 1.7%
4,610,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12 (144A)	4,685,286
3,045,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	3,109,292
1,081,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,119,745
		8,914,323
REIT – Health Care – 0.3%
1,382,000	Ventas Realty L.P./Ventas Capital Corp. 6.7500%, 6/1/10	1,421,733
REIT – Regional Malls – 0.5%
1,153,000	Simon Property Group L.P. 4.6000%, 6/15/10	1,124,639
1,350,000	Simon Property Group L.P. 4.8750%, 8/15/10	1,316,630
		2,441,269
Retail – Building Products – 0.3%
1,750,000	Hewlett-Packard Co., 4.6250%, 8/15/10	1,776,479
Retail – Drug Store – 0.5%
552,000	CVS Caremark Corp., 4.0000%, 9/15/09	553,329
2,307,000	CVS Caremark Corp., 1.5613%, 6/1/10‡	2,263,541
		2,816,870
Retail – Hypermarkets – 0.2%
1,109,000	New Albertsons, Inc., 6.9500%, 8/1/09	1,115,931
Retail – Office Supplies – 0.5%
2,305,000	Staples, Inc., 7.7500%, 4/1/11	2,413,835
Retail – Regional Department Stores – 0.7%
1,845,000	JC Penney Co., Inc., 8.0000%, 3/1/10	1,855,249
1,855,000	JC Penney Co., Inc., 9.0000%, 8/1/12	1,860,621
		3,715,870
Retail – Restaurants – 0.9%
1,925,000	Darden Restaurants, Inc. 4.8750%, 8/15/10	1,929,918
3,072,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	2,932,372
		4,862,290
Rubber – Tires – 0.2%
920,000	Goodyear Tire & Rubber Co. 6.6775%, 12/1/09‡	907,350
Schools – 0.6%
2,305,000	Cornell University, 4.3500%, 2/1/14	2,325,515
623,000	Duke University, 4.2000%, 4/1/14	635,715
		2,961,230

See Notes to Schedules of Investments and Financial Statements.

30  Janus Bond & Money Market Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Steel – Producers – 0.2%
$920,000	Steel Dynamics, Inc., 7.3750%, 11/1/12	$821,100
Super-Regional Banks – 2.3%
1,010,000	Bank of America Corp., 4.2500%, 10/1/10	981,118
920,000	Bank of America Corp., 4.3750%, 12/1/10	893,797
2,749,000	Bank of America Corp. 1.7000%, 12/23/10	2,774,803
920,000	PNC Funding Corp., 7.5000%, 11/1/09	938,512
1,059,000	PNC Funding Corp., 2.3000%, 6/22/12	1,062,467
1,566,000	Wells Fargo & Co., 4.6250%, 8/9/10	1,578,744
552,000	Wells Fargo & Co., 6.4500%, 2/1/11	562,784
368,000	Wells Fargo & Co., 5.3000%, 8/26/11	372,898
2,749,000	Wells Fargo & Co., 3.0000%, 12/9/11	2,832,518
		11,997,641
Telecommunication Services – 0.3%
1,293,000	Verizon Communications, Inc. 7.2500%, 12/1/10	1,375,195
Telephone – Integrated – 1.0%
920,000	AT&T, Inc., 5.3000%, 11/15/10	955,207
1,382,000	AT&T, Inc., 5.8750%, 8/15/12	1,467,707
1,014,000	AT&T, Inc., 4.9500%, 1/15/13	1,050,565
1,844,000	AT&T, Inc., 4.8500%, 2/15/14	1,912,176
		5,385,655
Tobacco – 0.3%
1,476,000	Philip Morris International, Inc., 4.8750% 5/16/13	1,526,950
Transportation – Railroad – 0.9%
2,154,000	Canadian Pacific Railway Co., 6.2500% 10/15/11	2,143,099
2,581,000	Union Pacific Corp., 5.4500%, 1/31/13	2,584,998
		4,728,097
Transportation – Services – 0.7%
920,000	Fedex Corp., 7.3750%, 1/15/14	1,000,711
2,310,000	United Parcel Service, Inc., 3.8750% 4/1/14	2,381,254
		3,381,965

Total Corporate Bonds (cost $332,767,979)		338,735,979

Mortgage Backed Securities – 15.6%
	Fannie Mae:
2,611,000	5.1250%, 7/13/09	2,636,744
8,390,000	3.0000%, 7/12/10	8,593,214
1,135,000	2.8750%, 10/12/10	1,167,149
8,206,000	2.7500%, 4/11/11	8,441,742
5,858,000	6.0000%, 5/15/11	6,423,707
5,925,000	3.3750%, 5/19/11	6,180,569
1,180,000	3.6250%, 8/15/11	1,238,172
		34,681,297
	Federal Home Loan Bank System:
5,390,000	2.3750%, 4/30/10	5,467,174
6,175,000	2.7500%, 6/18/10	6,297,382
1,340,000	3.5000%, 7/16/10	1,371,723
22,000,000	2.1250%, 3/23/12	22,228,580
		35,364,859
	Freddie Mac:
3,925,000	2.8750%, 6/28/10	4,011,770
1,135,000	2.8750%, 11/23/10	1,165,441
3,429,000	5.1250%, 4/18/11	3,677,894
$1,180,000	3.8750%, 6/29/11	1,242,335
		10,097,440

Total Mortgage Backed Securities (cost $78,425,472)		80,143,596

U.S. Treasury Notes/Bonds – 14.6%
1,667,000	2.1250%, 1/31/10	1,688,228
4,982,000	4.7500%, 2/15/10	5,150,920
2,493,000	2.0000%, 2/28/10	2,524,843
1,805,000	2.1250%, 4/30/10	1,834,472
1,734,000	4.5000%, 5/15/10	1,805,325
6,355,000	2.6250%, 5/31/10	6,497,244
1,255,000	2.8750%, 6/30/10	1,288,777
1,350,000	2.7500%, 7/31/10	1,386,334
4,114,000	2.3750%, 8/31/10	4,208,976
1,237,000	4.5000%, 11/15/10	1,308,272
1,475,000	1.2500%, 11/30/10	1,486,122
560,000	4.5000%, 2/28/11	596,728
26,595,000	0.8750%, 3/31/11	26,594,999
5,059,000	4.8750%, 4/30/11	5,454,234
1,386,000	4.6250%, 8/31/11	1,498,180
2,830,000	1.7500%, 11/15/11	2,869,365
4,185,000	1.1250%, 1/15/12	4,169,306
2,989,000	1.7500%, 1/31/14	2,960,993
918,000	1.8750%, 2/28/14	913,337
410,000	1.7500%, 3/31/14	405,388

Total U.S. Treasury Notes/Bonds (cost $73,746,567)		74,642,043

Short-Term Taxable Variable Rate Demand Note – 0.2%
1,142,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B, 4.5000%, 4/1/24 (amortized cost $1,142,425)‡	1,142,425

Money Market – 3.0%
15,591,129	Janus Cash Liquidity Fund LLC, 0% (cost $15,591,129)	15,591,129

Total Investments (total cost $502,265,617) – 99.6%		510,852,269

Cash, Receivables and Other Assets net of Liabilities, – 0.4%		2,241,104

Net Assets – 100%		$513,093,373

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,932,914	0.8%
Belgium	349,726	0.1%
Canada	14,600,012	2.8%
Liberia	2,499,000	0.5%
Luxembourg	3,964,282	0.8%
Switzerland	3,970,161	0.8%
United Kingdom	10,814,561	2.1%
United States††	470,721,613	92.1%

Total	$510,852,269	100.0%

††	Includes Short-Term Securities (89.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  31

Janus Money Market Funds (unaudited)

Ticker: JAMXX

Janus Money Market Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended April 30, 2009	Eric Thorderson

Investor Shares
Fiscal Year-to-Date	0.17%
1 Year	1.15%
5 Year	3.01%
10 Year	3.03%
Since Inception (February 14, 1995)	3.67%

Seven-Day Current Yield
Investor Shares
With Reimbursement	0.01%
Without Reimbursement	-0.09%

Expense Ratio
For the Fiscal Year ended October 31, 2008

Investor Shares
Total Annual Fund Operating Expenses	0.71%

Ticker: JAGXX

Janus Government Money Market Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended April 30, 2009	Eric Thorderson

Investor Shares
Fiscal Year-to-Date	0.07%
1 Year	0.93%
5 Year	2.87%
10 Year	2.93%
Since Inception (February 14, 1995)	3.56%

Seven-Day Current Yield
Investor Shares
With Reimbursement	0.01%
Without Reimbursement	-0.09%

Expense Ratio
For the Fiscal Year ended October 31, 2008

Investor Shares
Total Annual Fund Operating Expenses	0.72%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s yields and total returns would have been lower.

Included in the Total Annual Fund Operating Expenses is an administrative services fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

The Fund’s expense ratio shown was determined based on average assets as of the fiscal year ended October 31, 2008. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 1, 2009, Eric Thorderson is the sole portfolio manager for Janus Money Market Fund and Janus Government Money Market Fund.

32  Janus Bond & Money Market Funds  April 30, 2009

Janus Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,001.70	$3.18

Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21

†	Expenses are equal to the annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Government Money Market Fund (unaudited)

Fund Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,000.70	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11

†	Expenses are equal to the annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Bond & Money Market Funds  April 30, 2009  33

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Certificates of Deposit – 19.2%
	Banco Bilbao Vizcaya Argentaria:
$50,000,000	0.6550%, 5/6/09	$50,000,034
40,000,000	0.5000%, 6/22/09	40,000,000
	Bank of Montreal:
25,000,000	0.3000%, 5/7/09	25,000,000
25,000,000	0.3000%, 5/27/09	25,000,000
20,000,000	0.4000%, 6/8/09	20,000,000
	BNP Paribas, New York:
25,000,000	0.9100%, 5/5/09	25,001,373
25,000,000	0.4900%, 6/29/09	25,000,000
	Societe Generale, New York:
25,000,000	0.3800%, 5/6/09	25,000,000
25,000,000	0.3300%, 5/15/09	25,000,000
25,000,000	Standard Chartered PLC 0.5500%, 5/4/09	25,000,000
	Toronto Dominion Bank, New York:
45,000,000	0.5000%, 5/4/09	45,000,000
25,000,000	0.4500%, 7/21/09	25,000,000

Total Certificates of Deposit (amortized cost $355,001,407)		355,001,407

Commercial Paper – 29.6%
90,000,000	Atlantic Asset Securitization LLC 0.3000%, 5/7/09 (Section 4(2))	89,995,500
	Bryant Park Funding LLC:
45,820,000	0.3500%, 5/15/09 (Section 4(2))	45,813,763
40,000,000	0.3400%, 5/21/09 (Section 4(2))	39,992,444
50,000,000	Danske Bank A/S 0.4059%, 5/6/09 (Section 4(2))	49,997,181
	Manhattan Asset Funding Company LLC:
34,000,000	0.5000%, 5/20/09 (Section 4(2))	33,991,027
50,973,000	0.4000%, 5/26/09 (Section 4(2))	50,958,840
5,000,000	0.4000%, 5/27/09 (Section 4(2))	4,998,556
	Nieuw Amsterdam Receivables Corp.:
30,000,000	0.5500%, 5/8/09 (Section 4(2))	29,996,791
30,000,000	0.5500%, 5/13/09 (Section 4(2))	29,994,499
25,000,000	Societe Generale, New York 0.2940%, 5/4/09	24,999,387
	Standard Chartered PLC:
25,000,000	0.4400%, 5/20/09	24,994,194
25,000,000	0.4300%, 5/22/09	24,993,729
15,000,000	0.4200%, 5/28/09	14,995,275
	Victory Receivables Corp.:
30,000,000	0.7200%, 5/4/09 (Section 4(2))	29,998,198
50,000,000	0.3800%, 5/18/09 (Section 4(2))	49,991,027

Total Commercial Paper (amortized cost $545,710,411)		545,710,411

Floating Rate Note – 2.7%
50,000,000	Bank of America Securities LLC (same day put), 0.4000%, 5/1/09 (amortized cost $50,000,000)	50,000,000

Repurchase Agreements – 22.8%
$100,000,000	BNP Paribas Securities Corp., 0.2000% dated 4/30/09, maturing 5/1/09 to be repurchased at $100,000,556 collateralized by $1,139,198,702 in U.S. Government Agencies 0% – 26.5124%, 3/15/17 – 8/25/38 with a value of $102,000,000	100,000,000
100,000,000	Calyon, NY Branch, 0.2500% dated 4/30/09, maturing 5/1/09 to be repurchased at $100,000,694 collateralized by $102,020,718 in U.S. Government Agencies 0%, 6/30/09 with a value of $102,000,314	100,000,000
100,000,000	HSBC Securities (USA), Inc., 0.1800% dated 4/30/09, maturing 5/1/09 to be repurchased at $100,000,500 collateralized by $136,200,420 in U.S. Government Agencies 0% – 6.0000%, 1/1/19 – 1/1/39 with a value of $102,002,924	100,000,000
33,600,000	ING Financial Markets LLC, 0.2500% dated 4/30/09, maturing 5/1/09 to be repurchased at $33,600,233 collateralized by $76,341,218 in U.S. Government Agencies 0% – 20.2940%, 5/13/09 – 2/25/47 with a value of $33,600,000	33,600,000
87,000,000	RBC Capital Markets Corp., 0.3000% dated 4/30/09, maturing 5/1/09 to be repurchased at $87,000,725 collateralized by $89,204,725 in Commercial Paper 0%, 5/5/09 – 9/4/09 with a value of $89,109,336	87,000,000

Total Repurchase Agreements (amortized cost $420,600,000)		420,600,000

Taxable Variable Rate Demand Notes – 13.7%
1,400,000	Advocare of South Carolina, Inc. 1.5000%, 6/1/17	1,400,000
800,000	Arapahoe County, Colorado, Industrial Development Revenue (Cottrell), Series B 1.6000%, 10/1/19	800,000
4,435,000	Brattlebro Retreat, 1.5000%, 1/1/36	4,435,000
	Breckenridge Terrace LLC:
4,000,000	1.7000%, 5/1/39	4,000,000
14,980,000	1.7000%, 5/1/39	14,980,000
800,000	California Infrastructure and Economic Development, 1.4100%, 7/1/33	800,000
1,215,000	Capital Markets Access 1.1000%, 7/1/25	1,215,000
5,700,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 1.7000%, 7/1/35	5,700,000
7,365,000	Crozer-Keystone Health Systems 1.6000%, 12/15/21	7,365,000
6,715,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project) 1.0000%, 1/1/26	6,715,000

See Notes to Schedules of Investments and Financial Statements.

34  Janus Bond & Money Market Funds  April 30, 2009

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Taxable Variable Rate Demand Notes – (continued)
	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project) Series A:
$9,100,000	1.7000%, 6/1/27	$9,100,000
8,000,000	1.7000%, 5/1/39	8,000,000
12,150,000	Eskaton Properties, Inc. 1.6000%, 12/1/37	12,150,000
5,110,000	FJM Properties – Wilmar 1.0000%, 10/1/24	5,110,000
15,355,000	HHH Supply and Investment Co. 1.1500%, 7/1/29	15,355,000
5,755,000	Hunter’s Ridge, South Point 0.8500%, 6/1/25	5,755,000
4,650,000	J-Jay Properties LLC, 0.8000%, 7/1/35	4,650,000
840,000	Kentucky Economic Development Financial Authority Health Care Revenue, (Christian-B) 1.6000%, 11/1/15	840,000
1,800,000	Lenexa, Kansas Industrial Revenue (Labone Project), 0.7500%, 9/1/09	1,800,000
2,805,000	Lone Tree Building Authority 2.5500%, 12/1/17	2,805,000
3,700,000	Lowell Family LLC, 0.8500%, 4/1/30	3,700,000
2,500,000	Missouri State Development Financial Board (Cook Composites Co. Project), 2.3700%, 11/1/24	2,500,000
6,040,000	Monongallia Health Systems 1.0000%, 7/1/40	6,040,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark), 1.0000%, 4/1/20	160,000
9,385,000	Pilot Drive Properties, 2.0000%, 2/1/35	9,385,000
6,330,000	Port Contractors, Inc., 1.0000%, 5/1/23	6,330,000
11,700,000	Racetrac Capital LLC, Series 1998-A 0.7500%, 4/1/18	11,700,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 1.3000%, 11/1/19	300,000
4,895,000	Springfield, Tennessee, Health and Educational Facilities Revenue Series A, 1.0000%, 6/1/26	4,895,000
700,000	Tennessee Aluminum Processors, Inc. 3.5000%, 5/1/14	700,000
2,665,000	Tift County, Georgia Development Authority, (Heatcraft), Series A 1.5000%, 2/1/18	2,665,000
4,060,000	Timber Ridge County Affordable Housing Corp., Series 2003 0.7500%, 12/1/32	4,060,000
1,558,000	TLW LLC, 1.2500%, 9/1/29	1,558,000
	Tuscaloosa County, Alabama, Industrial Development Gulf Opportunity Zone (Revenue Bonds):
25,000,000	1.0000%, 3/1/28	25,000,000
45,000,000	1.0000%, 4/1/39	45,000,000
100,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project), 0.9000%, 1/1/25	100,000
2,000,000	Volunteers of America, Alabama 1.5000%, 8/1/23	2,000,000
$9,705,000	Washington Road Properties 1.0000%, 12/1/26	9,705,000
3,760,000	Weaver Rentals, 1.9800%, 1/1/27	3,760,000

Total Taxable Variable Rate Demand Notes (amortized cost $252,533,000)		252,533,000

U.S. Government Agency Notes – 11.9%
	Army & Air Force Exchange Services:
25,000,000	1.3000%, 5/12/09ß	25,000,000
25,000,000	0.8000%, 5/26/09ß	25,000,000
25,000,000	1.7000%, 5/29/09ß	25,000,000
25,000,000	1.0000%, 6/8/09ß	25,000,000
	Fannie Mae:
10,000,000	1.7500%, 5/13/09	9,995,318
10,000,000	1.8000%, 6/29/09	9,972,023
10,000,000	0.3800%, 7/31/09	9,955,580
10,000,000	0.3800%, 8/3/09	9,952,799
	Federal Home Loan Bank System:
10,000,000	2.5500%, 5/5/09	9,998,383
10,000,000	1.2710%, 5/15/09	9,994,145
10,000,000	0.4900%, 5/29/09	9,986,570
10,000,000	0.4300%, 6/29/09	9,992,852
10,000,000	0.4700%, 7/15/09	9,990,068
10,000,000	0.5700%, 8/17/09	9,982,654
	Freddie Mac:
10,000,000	1.1500%, 7/6/09	9,967,779
10,000,000	1.2500%, 3/12/10	10,000,000

Total U.S. Government Agency Notes (amortized cost $219,788,171)		219,788,171

Total Investments (total amortized cost $1,843,632,989) – 99.9%		1,843,632,989

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,189,588

Net Assets – 100%		$1,844,822,577

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  35

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2009

Principal Amount		Value

Repurchase Agreements – 44.9%
$50,000,000	BNP Paribas Securities Corp., 0.2000% dated 4/30/09, maturing 5/1/09 to be repurchased at $50,000,278 collateralized by $569,599,351 in U.S. Government Agencies 0% – 23.5124%, 3/15/17 – 8/25/38 with a value of $51,000,000	$50,000,000
44,800,000	Calyon, New York, 0.2500% dated 4/30/09, maturing 5/1/09 to be repurchased at $44,800,311 collateralized by $45,705,282 in U.S. Government Agencies 0%, 6/30/09 with a value of $45,696,141	44,800,000
30,700,000	Credit Suisse Securities (USA) LLC, 0.2500% dated 4/30/09, maturing 5/1/09 to be repurchased at $30,700,154 collateralized by $167,351,376 in U.S. Government Agencies 0% – 0.8400%, 12/15/31-7/16/44 with a value of $31,314,547	30,700,000

Total Repurchase Agreements (amortized cost $125,500,000)		125,500,000

Taxable Variable Rate Demand Notes – 13.8%
1,480,000	A.E. Realty LLC, Series 2003, 1.1000% 10/1/23	1,480,000
95,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 1.1500%, 3/15/33	95,000
200,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 1.1500%, 7/15/33	200,000
225,000	California Statewide Communities Development Authority 1.1500% 3/15/33	225,000
9,000,000	Cypress Bend Real Estate Development LLC, 1.0500%, 4/1/33	9,000,000
6,360,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments), Series K, 0.5500%, 7/15/36	6,360,000
1,000,000	Maryland State Community Development Administration Multifamily Development (Crusader-D), 0.3500%, 2/1/41	1,000,000
5,500,000	Mississippi Business Finance Corp. 1.0000%, 3/1/29	5,500,000
5,080,000	Mississippi Business Finance Corp. 1.0000%, 3/1/29	5,080,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue (Aldus St. Apartments) Series A, 0.4500%, 6/15/37	2,065,000
500,000	Sacramento California Redevelopment Agency, 1.1500%, 1/15/36	500,000
2,530,000	Washington State Housing Finance Community (Cambridge Apartments-B) 1.1500%, 3/15/39	2,530,000
$4,370,000	Washington State Housing Finance Community (New Haven Apartments PJ-B), 1.1500%, 3/15/39	4,370,000

Total Taxable Variable Rate Demand Notes (amortized cost $38,405,000)		38,405,000

U.S. Government Agency Notes – 27.6%
	Army & Air Force Exchange Services:
25,000,000	2.2500%, 5/26/09ß	25,000,000
	Fannie Mae:
770,000	0.2500%, 6/2/09	769,633
5,000,000	0.3800%, 6/22/09	4,997,254
5,000,000	0.5265%, 7/13/09	4,994,658
5,000,000	0.5100%, 7/29/09	4,993,692
3,000,000	0.6800%, 10/1/09	2,991,321
3,000,000	0.6500%, 10/19/09	2,990,728
3,098,000	0.7600%, 11/2/09	3,085,891
5,000,000	0.9000%, 1/4/10	4,968,966
	Federal Home Loan Bank System:
3,000,000	2.6500%, 5/6/09	3,000,000
3,141,000	1.5000%, 6/12/09	3,139,203
2,319,000	0.2400%, 7/1/09	2,318,044
3,000,000	2.8200%, 7/10/09	3,000,000
1,000,000	2.7200%, 9/10/09	990,572
	Freddie Mac:
5,000,000	1.2500%, 3/9/10	5,000,000
5,000,000	1.2500%, 3/18/10	5,000,000

Total U.S. Government Agency Notes (amortized cost $77,239,962)		77,239,962

U.S. Government Agency Variable Notes – 13.8%
	Federal Farm Credit Bank:
5,000,000	0.3200%, 7/22/09	4,995,688
2,000,000	0.3200%, 12/21/09	1,997,044
	Federal Home Loan Bank System:
4,000,000	1.0410%, 5/20/09	3,851,751
2,000,000	1.2930%, 9/10/09	2,000,000
1,000,000	1.1260%, 10/05/09	2,000,199
1,500,000	1.1040%, 12/08/09	1,497,095
6,840,638	1.7000%, 1/5/42	6,840,638
	Freddie Mac:
800,000	0.4169%, 9/18/09	800,185
1,000,000	0.3650%, 9/28/09	1,000,150
500,000	0.4006%, 10/8/09	500,073
5,000,000	0.3894%, 12/7/09	4,999,916
3,000,000	0.3463%, 12/23/09	2,999,298
5,000,000	1.0850%, 2/4/10	5,000,000

Total U.S. Government Agency Variable Notes (amortized cost $38,482,038)		38,482,038

Total Investments (total amortized cost $279,627,000) – 100.1%		279,627,000

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(205,428)

Net Assets – 100%		$279,421,572

See Notes to Schedules of Investments and Financial Statements.

36  Janus Bond & Money Market Funds  April 30, 2009

Statements of Assets and Liabilities – Bond Funds

As of April 30, 2009 (unaudited)	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands except net asset value per share)	Bond Fund	Fund	Bond Fund

Assets:
Investments at cost	$986,514	$568,276	$502,266
Unaffiliated investments at value	$910,969	$524,258	$495,261
Affiliated money market investments	82,216	25,081	15,591
Cash	916	–	89
Receivables:
Investments sold	47,044	28,630	11,934
Fund shares sold	1,397	2,141	4,729
Dividends	57	68	5
Interest	9,370	13,562	5,977
Non-interested Trustees’ deferred compensation	22	13	12
Other assets	7	25	3
Total Assets	1,051,998	593,778	533,601
Liabilities:
Payables:
Due to custodian	–	2,202	–
Investments purchased	133,402	39,312	19,244
Fund shares repurchased	1,797	1,326	745
Dividends and distributions	221	347	150
Advisory fees	385	286	231
Transfer agent fees and expenses	183	83	90
Non-interested Trustees’ fees and expenses	–	2	–
Non-interested Trustees’ deferred compensation fees	22	13	12
Accrued expenses	55	62	36
Total Liabilities	136,065	43,633	20,508
Net Assets	$915,933	$550,145	$513,093
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$913,498	$705,934	$506,724
Undistributed net investment income/(loss)*	852	301	23
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(5,080)	(137,148)	(2,236)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,663	(18,942)	8,582
Total Net Assets	$915,933	$550,145	$513,093
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	93,722	75,283	173,064
Net Asset Value Per Share	$9.77	$7.31	$2.96

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  37

Statements of Operations – Bond Funds

For the six-month period ended April 30, 2009 (unaudited)	Janus Flexible	Janus High-Yield	Janus Short-Term
(all numbers in thousands)	Bond Fund	Fund	Bond Fund

Investment Income:
Interest	$20,494	$29,849	$6,295
Dividends	–	135	–
Dividends from affiliates	28	92	41
Fee Income	–	45	–
Total Investment Income	20,522	30,121	6,336
Expenses:
Advisory fees	2,119	1,307	1,006
Transfer agent fees and expenses	849	483	329
Registration fees	9	10	49
Postage and mailing expenses	22	28	11
Custodian fees	3	9	13
Audit fees	21	18	12
Non-interested Trustees’ fees and expenses	5	3	2
Printing expenses	–	8	–
Other expenses	53	48	56
Non-recurring costs (Note 2)	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–
Total Expenses	3,081	1,914	1,478
Expense and Fee Offset	(1)	(1)	–
Net Expenses	3,080	1,913	1,478
Less: Excess Expense Reimbursement	–	–	(431)
Net Expenses after Expense Reimbursement	3,080	1,913	1,047
Net Investment Income/(Loss)	17,442	28,208	5,289
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	17,089	(49,950)	2,499
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	39,940	77,469	8,415
Net Gain/(Loss) on Investments	57,029	27,519	10,914
Net Increase/(Decrease) in Net Assets Resulting from Operations	$74,471	$55,727	$16,203

See Notes to Financial Statements.

38  Janus Bond & Money Market Funds  April 30, 2009

Statements of Changes in Net Assets – Bond Funds

For the six-month period ended
April 30, 2009 (unaudited) and the	Janus Flexible		Janus High-Yield		Janus Short-Term
fiscal year ended October 31, 2008	Bond Fund		Fund		Bond Fund
(all numbers in thousands)	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$17,442	$36,955	$28,208	$42,195	$5,289	$6,779
Net realized gain/(loss) from investment and foreign currency transactions	17,089	5,173	(49,950)	(61,623)	2,499	(1,616)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	39,940	(39,708)	77,469	(87,723)	8,415	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	74,471	2,420	55,727	(107,151)	16,203	5,174
Dividends and Distributions to Shareholders:
Net investment income*	(17,692)	(37,243)	(28,210)	(42,198)	(5,292)	(6,781)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net (Decrease) from Dividends and Distributions	(17,692)	(37,243)	(28,210)	(42,198)	(5,292)	(6,781)
Capital Share Transactions:
Shares sold	204,571	338,947	181,876	105,767	328,898	123,263
Redemption fees	N/A	N/A	264	122	N/A	N/A
Reinvested dividends and distributions	16,414	34,700	25,998	38,520	4,943	6,546
Shares repurchased	(102,374)	(357,857)	(66,800)	(205,646)	(63,482)	(69,021)
Net Increase/(Decrease) from Capital Share Transactions	118,611	15,790	141,338	(61,237)	270,359	60,788
Net Increase/(Decrease) in Net Assets	175,390	(19,033)	168,855	(210,586)	281,270	59,181
Net Assets:
Beginning of period	740,543	759,576	381,290	591,876	231,823	172,642
End of period	$915,933	$740,543	$550,145	$381,290	$513,093	$231,823

Undistributed net investment income/(loss)*	$852	$1,102	$301	$303	$23	$26

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  39

Financial Highlights – Bond Funds

For a share outstanding during the six-month
period ended April 30, 2009 (unaudited) and	Janus Flexible Bond Fund
through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$9.09	$9.45	$9.42	$9.41	$9.76	$9.74
Income from Investment Operations:
Net investment income/(loss)	.20	.40	.46	.42	.40	.46
Net gain/(loss) on investments (both realized and unrealized)	.68	(.34)	.02	.02	(.34)	.01
Total from Investment Operations	.88	.06	.48	.44	.06	.47
Less Distributions:
Dividends (from net investment income)*	(.20)	(.42)	(.45)	(.43)	(.41)	(.45)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.20)	(.42)	(.45)	(.43)	(.41)	(.45)
Net Asset Value, End of Period	$9.77	$9.09	$9.45	$9.42	$9.41	$9.76
Total Return**	9.77%	0.50%	5.27%	4.80%	0.60%	4.97%
Net Assets, End of Period (in thousands)	$915,933	$740,543	$759,576	$766,863	$935,168	$1,159,921
Average Net Assets for the Period (in thousands)	$827,987	$855,399	$755,593	$827,407	$1,037,336	$1,288,903
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.75%	0.78%	0.80%	0.83%	0.78%	0.85%
Ratio of Net Expenses to Average Net Assets***(1)	0.75%	0.77%	0.80%	0.82%	0.77%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.25%	4.32%	4.81%	4.37%	4.01%	4.27%
Portfolio Turnover Rate***	311%	185%	140%(3)	144%(3)	174%(3)	149%

For a share outstanding during the six-month
period ended April 30, 2009 (unaudited) and	Janus High-Yield Fund
through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$6.94	$9.53	$9.69	$9.48	$9.86	$9.55
Income from Investment Operations:
Net investment income/(loss)	.44	.73	.73	.71	.65	.67
Net gain/(loss) on investments (both realized and unrealized)	.37	(2.59)	(.16)	.20	(.38)	.31
Total from Investment Operations	.81	(1.86)	.57	.91	.27	.98
Less Distributions and Other:
Dividends (from net investment income)*	(.44)	(.73)	(.73)	(.70)	(.65)	(.67)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption Fees	–(4)	–(4)	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(.44)	(.73)	(.73)	(.70)	(.65)	(.67)
Net Asset Value, End of Period	$7.31	$6.94	$9.53	$9.69	$9.48	$9.86
Total Return**	12.29%	(20.74)%	6.04%	10.00%	2.76%	10.62%
Net Assets, End of Period (in thousands)	$550,145	$381,290	$591,876	$511,619	$523,183	$557,836
Average Net Assets for the Period (in thousands)	$428,605	$510,868	$579,507	$490,849	$548,993	$582,992
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.90%	0.90%	0.87%	0.91%(5)	0.88%	0.96%
Ratio of Net Expenses to Average Net Assets***(1)	0.90%	0.89%	0.86%	0.90%	0.87%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	13.27%	8.26%	7.54%	7.37%	6.65%	6.96%
Portfolio Turnover Rate***	102%	109%	114%	119%	102%	133%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006 and 180% in 2005.
(4)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(5)	The ratio was 0.93% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

40  Janus Bond & Money Market Funds  April 30, 2009

For a share outstanding during the six-month
period ended April 30, 2009 (unaudited) and	Janus Short-Term Bond Fund
through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$2.87	$2.88	$2.88	$2.87	$2.94	$2.97
Income from Investment Operations:
Net investment income/(loss)	.05	.10	.13	.11	.08	.08
Net gain/(loss) on investments (both realized and unrealized)	.09	(.01)	–	.01	(.06)	.01
Total from Investment Operations	.14	.09	.13	.12	.02	.09
Less Distributions:
Dividends (from net investment income)*	(.05)	(.10)	(.13)	(.11)	(.08)	(.08)
Distributions (from capital gains)*	–	–	–	–	(.01)	(.04)
Total Distributions	(.05)	(.10)	(.13)	(.11)	(.09)	(.12)
Net Asset Value, End of Period	$2.96	$2.87	$2.88	$2.88	$2.87	$2.94
Total Return**	4.74%	3.24%	4.74%	4.08%	0.65%	2.94%
Net Assets, End of Period (in thousands)	$513,093	$231,823	$172,642	$175,258	$201,493	$270,761
Average Net Assets for the Period (in thousands)	$325,199	$193,360	$172,326	$182,285	$233,536	$299,461
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.64%(3)	0.65%(3)	0.65%(3)	0.65%(3)	0.65%(3)	0.65%(3)
Ratio of Net Expenses to Average Net Assets***(1)	0.64%	0.64%	0.64%	0.64%	0.64%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.28%	3.51%	4.63%	3.65%	2.75%	2.64%
Portfolio Turnover Rate***	84%	127%	130%	120%	97%	110%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	The ratio was 0.91% in 2009, 0.98% in 2008, 1.01% in 2007, 1.06% in 2006, 0.97% in 2005 and 1.00% in 2004 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  41

Statements of Assets and Liabilities – Money Market Funds

		Janus Government
As of April 30, 2009 (unaudited)	Janus Money	Money
(all numbers in thousands except net asset value per share)	Market Fund	Market Fund

Assets:
Investments at amortized cost	$1,423,033	$154,127
Repurchase Agreements	$420,600	$125,500
Cash	–	65
Receivables:
Investments sold	3,872	–
Fund shares sold	1,846	66
Interest	681	167
Non-interested Trustees’ deferred compensation	45	7
Other assets	6	–
Total Assets	1,850,083	279,932
Liabilities:
Payables:
Due to Custodian	42	–
Investments purchased	840	–
Fund shares repurchased	3,346	353
Dividends and distributions	62	2
Advisory fees	154	23
Administrative services fees	742	107
Non-interested Trustees’ fees and expenses	–	1
Non-interested Trustees’ deferred compensation fees	45	6
Accrued expenses and other payables	29	18
Total Liabilities	5,260	510
Net Assets	$1,844,823	$279,422
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,844,824	$279,414
Undistributed net investment income/(loss)*	13	(5)
Undistributed net realized gain/(loss) from investment transactions*	3	16
Unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(17)	(3)
Total Net Assets	$1,844,823	$279,422
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,844,817	279,413
Net Asset Value Per Share	$1.00	$1.00

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

42  Janus Bond & Money Market Funds  April 30, 2009

Statements of Operations – Money Market Funds

		Janus Government
For the six-month period ended April 30, 2009 (unaudited)	Janus Money	Money
(all numbers in thousands)	Market Fund	Market Fund

Investment Income:
Interest	$9,635	$1,178
Total Investment Income	9,635	1,178
Expenses:
Advisory fees	1,901	296
Transfer agent fees and expenses	2	–
Audit fees	7	4
Non-interested Trustees’ fees and expenses	11	3
Administrative services fees	4,754	741
Money market insurance program expense	423	55
Non-recurring costs (Note 2)	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–
Total Expenses	7,098	1,099
Expense and Fee Offset	(2)	–
Net Expenses	7,096	1,099
Less: Excess Expense Reimbursement	(978)	(182)
Net Expenses after Expense Reimbursement	6,118	917
Net Investment Income/(Loss)	3,517	261
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	–	16
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(34)	(5)
Net Gain/(Loss) on Investments	(34)	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,483	$272

See Notes to Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  43

Statements of Changes in Net Assets – Money Market Funds

			Janus Government
For the six-month period ended April 30, 2009 (unaudited)	Janus Money		Money
and for the fiscal year ended October 31, 2008	Market Fund		Market Fund
(all numbers in thousands)	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$3,517	$51,783	$261	$5,248
Net realized gain/(loss) from investment transactions	–	15	16	1
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(34)	12	(5)	2
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,483	51,810	272	5,251
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(3,416)	(51,867)	(243)	(5,270)
Net realized gain/(loss) from investment transactions*
Investor Shares	–	(14)	–	(1)
Net Decrease from Dividends and Distributions	(3,416)	(51,881)	(243)	(5,271)
Capital Share Transactions:
Shares sold
Investor Shares	390,351	1,521,432	70,858	247,174
Reinvested dividends and distributions
Investor Shares	3,071	46,527	236	5,174
Shares repurchased
Investor Shares	(532,104)	(1,306,364)	(103,949)	(128,213)
Net Increase/(Decrease) from Capital Share Transactions	(138,682)	261,595	(32,855)	124,135
Net Increase/(Decrease) in Net Assets	(138,615)	261,524	(32,826)	124,115
Net Assets:
Beginning of period	1,983,438	1,721,914	312,248	188,133
End of period	$1,844,823	$1,983,438	$279,422	$312,248

Undistributed net investment income/(loss)*	$13	$(88)	$(5)	$(23)

*	See Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements.

44  Janus Bond & Money Market Funds  April 30, 2009

Financial Highlights – Money Market Funds

For a share outstanding during the six-month
period ended April 30, 2009 (unaudited) and	Janus Money Market Fund
through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	.03	.05	.04	.02	.01
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	–	.03	.05	.04	.02	.01
Less Distributions:
Dividends (from net investment income)*	–	(.03)	(.05)	(.04)	(.02)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(.03)	(.05)	(.04)	(.02)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.17%	2.76%	4.93%	4.39%	2.41%	0.75%
Net Assets, End of Period (in thousands)	$1,844,823	$1,983,438	$1,721,914	$1,412,927	$1,360,997	$1,588,804
Average Net Assets for the Period (in thousands)	$1,917,174	$1,931,685	$1,577,950	$1,362,170	$1,449,569	$1,790,472
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.64%(3)	0.61%(3)	0.60%(3)	0.60%(3)	0.60%(3)	0.60%(3)
Ratio of Net Expenses to Average Net Assets***(1)	0.64%	0.61%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.37%	2.68%	4.82%	4.31%	2.36%	0.74%

For a share outstanding during the six-month
period ended April 30, 2009 (unaudited) and	Janus Government Money Market Fund
through each fiscal year ended October 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	.02	.05	.04	.02	.01
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	–	.02	.05	.04	.02	.01
Less Distributions:
Dividends (from net investment income)*	–	(.02)	(.05)	(.04)	(.02)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(.02)	(.05)	(.04)	(.02)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.07%	2.46%	4.79%	4.31%	2.34%	0.68%
Net Assets, End of Period (in thousands)	$279,422	$312,248	$188,133	$176,188	$186,361	$224,084
Average Net Assets for the Period (in thousands)	$298,832	$225,293	$177,655	$176,580	$198,231	$253,183
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.62%(4)	0.62%(4)	0.61%(4)	0.61%(4)	0.61%(4)	0.60%(4)
Ratio of Net Expenses to Average Net Assets***(1)	0.62%	0.62%	0.61%	0.61%	0.61%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	2.33%	4.69%	4.22%	2.29%	0.66%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See “Explanations of Charts, Tables and Financial Statements.”
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	The ratio was 0.75% in 2009, 0.71% in 2008, 0.70% in 2007, 0.70% in 2006, 0.70% in 2005, and 0.70% in 2004 before waiver of certain fees incurred by the Fund.
(4)	The ratio was 0.74% in 2009, 0.72% in 2008, 0.71% in 2007, 0.71% in 2006, 0.71% in 2005, and 0.70% in 2004 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds  April 30, 2009  45

Notes to Schedules of Investments (unaudited)

Barclays Capital 1-3 Year Government/Credit Index	Is composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade fixed-rate debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
Ç	Security is traded on a “to-be-announced” basis.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of April 30, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Flexible Bond Fund
Source Gas LLC, 5.9000%, 4/1/17 (144A)	4/11/07-9/20/07	$1,383,772	$1,011,356	0.1%

Janus High-Yield Fund
Ace Hardware Corp., 9.1250%, 6/1/16 (144A)	5/8/08	$1,898,050	$1,742,125	0.3%
Innophos Holdings, Inc., 9.5000%, 4/15/12 (144A)	4/11/07	1,409,000	986,300	0.2%
Landry’s Restaurants, Inc., 14.0000%, 8/15/11 (144A)	4/21/09	1,548,750	1,662,500	0.3%
Medimedia USA, Inc., 11.3750%, 11/15/14 (144A)	11/1/06-12/18/07	1,386,718	882,700	0.2%
Steinway Musical Instruments, 7.0000%, 3/1/14 (144A)	9/13/06-6/6/07	4,438,019	3,222,720	0.6%
Swift Transportation Co., 12.5000%, 5/15/17 (144A)	4/17/09-4/29/09	520,625	551,250	0.1%

		$11,201,162	$9,047,595	1.7%

The Funds have registration rights for certain restricted securities held as of April 30, 2009. The issuer incurs all registration costs.

46  Janus Bond & Money Market Funds  April 30, 2009

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of April 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of April 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Bond
Janus Flexible Bond Fund	$–	$993,185,390	$–
Janus High-Yield Fund	–	549,338,960	–
Janus Short-Term Bond Fund	–	510,852,269	–
Money Market
Janus Money Market Fund	–	1,843,632,989	–
Janus Government Money Market Fund	–	279,627,000	–

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2009 are noted below.

Fund	Aggregate Value

Bond
Janus Flexible Bond Fund	$51,173,013

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2009.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Bond & Money Market Funds  April 30, 2009  47

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the “Bond Funds”) and Janus Money Market Fund and Janus Government Money Market Fund (collectively the “Money Market Funds”) are series funds. The Bond Funds and the Money Market Funds (collectively the “Funds” and individually a “Fund”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in short-term money market securities. Each Bond Fund is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each fund in the Trust.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned

48  Janus Bond & Money Market Funds  April 30, 2009

security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Bond Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Bond Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified

Janus Bond & Money Market Funds  April 30, 2009  49

Notes to Financial Statements (unaudited) (continued)

intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts are reported as an asset or liability on the Statements of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Funded or unfunded credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Bond Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Bond Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Bond Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Bond Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Bond Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Bond Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

50  Janus Bond & Money Market Funds  April 30, 2009

Holdings designated to cover outstanding written options are noted in the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Mortgage Dollar Rolls
The Bond Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The Bond Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Fund’s yield and your return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Janus Bond & Money Market Funds  April 30, 2009  51

Notes to Financial Statements (unaudited) (continued)

Mortgage- and asset- backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Fund’s sensitivity to interest changes and causing its price to decline.

Floating Rate Loans
The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended April 30, 2009 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Bond
Janus High-Yield Fund	$6,232,352	0% - 6.5625%
Janus Short-Term Bond Fund	587,366	3.1000% - 7.7500%

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Bond Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which a Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the

52  Janus Bond & Money Market Funds  April 30, 2009

borrowed security. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

A Fund may also enter into short positions through derivative instruments such as option contracts, futures contracts and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Foreign Currency Translations
The Bond Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Bond Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Bond Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Bond Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be

Janus Bond & Money Market Funds  April 30, 2009  53

Notes to Financial Statements (unaudited) (continued)

more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Bond Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk
The Bond Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in a Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Bond Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any,

54  Janus Bond & Money Market Funds  April 30, 2009

related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2006-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the Financial Accounting Standard Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2009 to value each Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Notes to Schedules of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”), which was effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of

Janus Bond & Money Market Funds  April 30, 2009  55

Notes to Financial Statements (unaudited) (continued)

the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and there is no impact on the Funds’ financial statement disclosures.

Temporary Money Market Fund Guarantee Program
The United States Department of the Treasury (the “Treasury Department”), through the Exchange Stabilization Fund (“ESF”), has established a Temporary Guarantee Program for money market mutual funds (the “Program”). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Janus Government Money Market Fund and Janus Money Market Fund, in the Program through April 30, 2009. The Janus money market funds will not participate in the U.S. Treasury’s Guarantee Program after April 30, 2009. Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions.

The cost to a Money Market Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost will likely reduce the yield on the Fund. The cost of participating in the Program is 0.025% (0.01% for the term ended December 19, 2008 and 0.015% for the term ended April 30, 2009) of the net assets of each Fund as of September 19, 2008 and is not reflected in the fee table of the Funds’ current prospectus.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average
	Daily Net
Fund	Assets of Fund		Management Fee %

Bond
Janus Flexible Bond Fund	First $	300 Million	0.58%
	Over $	300 Million	0.48%
Janus High-Yield Fund	First $	300 Million	0.65%
	Over $	300 Million	0.55%
Janus Short-Term Bond Fund	First $	300 Million	0.64%
	Over $	300 Million	0.54%

Until at least March 1, 2010, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) exceed the following annual rate noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit %

Bond
Janus Flexible Bond Fund	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

Each of the Money Market Funds pays Janus Capital 0.20% of its average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of each Fund’s advisory fees. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administrative services fee. This fee is 0.50% of average daily net assets. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Each Bond Fund pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Funds’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through financial intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Funds for transfer agent services.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of April 30, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a

56  Janus Bond & Money Market Funds  April 30, 2009

liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Bond Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended April 30, 2009.

For the six-month period ended April 30, 2009, Janus Capital assumed $4,842 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $63,757 was paid by the Trust during the six-month period ended April 30, 2009. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital.

Total redemption fees received by the Funds for the six-month period ended April 30, 2009 are indicated in the table below:

Fund	Redemption Fee

Bond
Janus High-Yield Fund	$263,417

The Bond Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Assets and Liabilities (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Bond Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended April 30, 2009, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Bond & Money Market Funds  April 30, 2009  57

Notes to Financial Statements (unaudited) (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 4/30/09

Janus Cash Liquidity Fund LLC
Bond
Janus Flexible Bond Fund	$459,072,319	$(376,855,657)	$28,444	$82,216,662
Janus High Yield Fund	162,910,813	(137,829,650)	10,242	25,081,163
Janus Short-Term Bond Fund	177,635,352	(162,044,223)	13,453	15,591,129

	$799,618,484	$(676,729,530)	$52,139	$122,888,954

Janus Institutional Cash Management Fund – Institutional Shares
Bond
Janus High-Yield Fund	$81,315	$(20,717,612)	$47,127	$–
Janus Short-Term Bond Fund	11,899	(2,387,409)	8,290	–

	$93,214	$(23,105,021)	$55,417	$–

Janus Institutional Money Market Fund – Institutional Shares
Bond
Janus Flexible Bond Fund	$9,264,490	$(44,465,490)	$–	$–
Janus High-Yield Fund	5,607,657	(30,977,738)	34,395	–
Janus Short-Term Bond Fund	4,481,494	(26,388,368)	18,887	–

	$19,353,641	$(101,831,596)	$53,282	$–

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Bond
Janus Flexible Bond Fund	$986,738,176	$16,602,695	$(10,155,481)	$6,447,214
Janus High-Yield Fund	575,424,337	12,433,887	(38,519,264)	(26,085,377)
Janus Short-Term Bond Fund	502,298,271	9,046,552	(492,554)	8,553,998
Money Market
Janus Money Market Fund	1,843,632,989	–	–	–
Janus Government Money Market Fund	279,627,000	–	–	–

Net capital loss carryovers as of October 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

58  Janus Bond & Money Market Funds  April 30, 2009

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2008

						Accumulated
Fund	October 31, 2010	October 31, 2013	October 31, 2014	October 31, 2015	October 31, 2016	Capital Losses

Bond
Janus Flexible Bond Fund	$–	$–	$–	$(2,839,282)	$–	$(2,839,282)
Janus High-Yield Fund	(25,200,139)	–	–	–	(50,120,235)	(75,320,374)
Janus Short-Term Bond Fund	–	(681,569)	(1,853,016)	(560,770)	(1,158,399)	(4,253,754)
Money Market
Janus Money Market Fund	–	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–	–

During the year ended October 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Capital Loss
Fund	Carryover Utilized

Bond
Janus Flexible Bond Fund	$23,300,637

4.	Capital Share Transactions

For the six-month period ended April 30, 2009 (unaudited)
and the fiscal year ended October 31, 2008	Janus Flexible		Janus High-Yield		Janus Short-Term
(all numbers in thousands)	Bond Fund		Fund		Bond Fund
Bond Funds	2009	2008	2009	2008	2009	2008

Transactions in Fund Shares:
Shares sold	21,166	35,302	26,466	12,184	112,149	42,691
Reinvested dividends and distributions	1,700	3,631	3,755	4,476	1,683	2,267
Shares repurchased	(10,655)	(37,789)	(9,860)	(23,865)	(21,644)	(23,928)
Net Increase/(Decrease) in Fund Shares	12,211	1,144	20,361	(7,205)	92,188	21,030
Shares Outstanding, Beginning of Period	81,511	80,367	54,922	62,127	80,876	59,846
Shares Outstanding, End of Period	93,722	81,511	75,283	54,922	173,064	80,876

Janus Bond & Money Market Funds  April 30, 2009  59

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended April 30, 2009 (unaudited)
and the fiscal year ended October 31, 2008
(all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund
Money Market Funds	2009	2008	2009	2008

Transactions in Fund Shares – Investor Shares:
Shares sold	390,351	1,521,432	70,858	247,174
Reinvested dividends and distributions	3,070	46,528	236	5,174
Shares repurchased	(532,104)	(1,306,364)	(103,949)	(128,213)
Net Increase/(Decrease) in Fund Shares	(138,683)	261,596	(32,855)	124,135
Shares Outstanding, Beginning of Period	1,983,500	1,721,904	312,268	188,133
Shares Outstanding, End of Period	1,844,817	1,983,500	279,413	312,268

5.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Bond
Janus Flexible Bond Fund	$937,177,001	$876,810,501	$434,998,470	$388,505,825
Janus High-Yield Fund	359,294,830	200,434,585	–	–
Janus Short-Term Bond Fund	359,318,386	44,108,632	43,177,142	88,286,548

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor

60  Janus Bond & Money Market Funds  April 30, 2009

with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

7.	Subsequent Events

The Board of Trustees of Janus Adviser Series (“JAD”), a registered investment company advised by Janus Capital, has approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which certain JAD Funds will merge with and into, and be acquired by, corresponding similarly managed funds of the Janus Investment Fund Trust. Under the Plan, INTECH Risk-Managed Core Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Fund, Janus Growth and Income Fund, Janus High-Yield Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Triton Fund, Janus Worldwide Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund will acquire assets and liabilities from similarly managed JAD Funds. The merger is a part of several significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund offerings by creating one combined mutual fund platform. The closing date of the merger is expected to be on or about July 6, 2009. For more information regarding these changes, please refer to the March 17, 2009 Supplement to the Prospectus.

Effective May 1, 2009, J. Eric Thorderson will take sole responsibility as Executive Vice President and Portfolio Manager of Janus Government Money Market Fund and Janus Money Market Fund, which he has managed or co-managed since February 1999 and February 2004, respectively.

Janus Bond & Money Market Funds  April 30, 2009  61

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Worldwide Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance. At a meeting held on March 12, 2009, the Trustees again considered the investment advisory agreement for Janus Worldwide Fund, and after consideration of information previously provided to them, as well as updated information regarding the steps taken or planned to improve the Fund’s long-term performance, the Trustees approved the continuation of the investment advisory agreement for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including

62  Janus Bond & Money Market Funds  April 30, 2009

monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Worldwide Fund, at the December 9, 2008 meeting the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance. At the March 12, 2009 meeting, the Trustees requested that Janus Capital promptly report to the Trustees regarding the completion of steps that Janus Capital planned to take in an effort to improve the Fund’s long-term performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with

Janus Bond & Money Market Funds  April 30, 2009  63

Additional Information (unaudited) (continued)

similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except for Janus Worldwide Fund. With respect to that Fund, at their December 9, 2008 meeting the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. At their March 12, 2009 meeting the Trustees approved the continuation of the investment advisory agreement for that Fund for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve the Fund’s long-term performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

64  Janus Bond & Money Market Funds  April 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2008. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Bond & Money Market Funds  April 30, 2009  65

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

66  Janus Bond & Money Market Funds  April 30, 2009

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Bond & Money Market Funds  April 30, 2009  67

Notes

68  Janus Bond & Money Market Funds  April 30, 2009

Notes

Janus Bond & Money Market Funds  April 30, 2009  69

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Funds distributed by Janus Distributors LLC (6/09)

C-0609-046	111-24-102 06-09

2009 Semiannual Report
Janus Smart Portfolios

Janus Smart Portfolio – Growth
Janus Smart Portfolio – Moderate
Janus Smart Portfolio – Conservative

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

            Janus Smart Portfolios

Co-Chief Investment Officers’ Letter to Shareholders	1
Useful Information About Your Portfolio Report	4
Management Commentary and Schedules of Investments
Janus Smart Portfolio – Growth	5
Janus Smart Portfolio – Moderate	11
Janus Smart Portfolio – Conservative	17
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Schedules of Investments	28
Notes to Financial Statements	29
Additional Information	48
Explanations of Charts, Tables and Financial Statements	51

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Letter to the Shareholders (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Dear Shareholder,

We would like to take this opportunity to thank you for your investment with Janus. During the past six months we have seen some of the most challenging market and economic conditions in a generation. Throughout these turbulent times, we have maintained our disciplined, long-term investment approach and research-driven philosophy.

As a result, our long-term results generally remained strong relative to our peers. For the one-year period ended April 30, 2009, 50% of Janus retail funds ranked within Lipper’s top two quartiles. Looking longer-term, 85% of our funds achieved first- or second-quartile Lipper rankings for the three-year period and 86% ranked in Lipper’s top two quartiles for the five-year period ended April 30, 2009. (Lipper rankings are based on total returns. See complete rankings on page 3.)

Major Market Themes

Despite a relatively strong finish, most markets were modestly lower as the most recent six-month period (ended April 30, 2009) came to a close. Consequences from the credit crisis and recession concerns dictated market performance for much of the period. U.S. markets reached 12-year lows and most global markets declined to 5-year lows in March, before rallying late in the period.

The U.S. economy was still in the throes of a recession at period end. Declining asset values in U.S. residential real estate continued to weigh on financial institutions and their ability to extend credit to consumers. Compounding the headwinds for the consumer was a labor market that continued to struggle with more than 5.7 million jobs lost since January 2008. However, late in the period, some signs emerged that the rate of decline in the U.S. economy could be slowing. Retail sales improved through April (though they remained at low absolute levels) and mortgage applications were on the rise in March and April. A slowing in the rate of decline in U.S. manufacturing and consumer confidence indicators provided some additional support to the equity markets.

Improving credit markets, better-than expected earnings reports from some large banks and easing of accounting rules for banks’ troubled assets, also helped to fuel the late period rally, suggesting to the market that the ailing banking industry could be on the mend. Financials remained the worst performing global sector during the six-month period, despite leading the rally off of the March lows. Materials and information technology outperformed, posting modest gains while growth stocks significantly outperformed value stocks. Stocks of mid-sized companies were the strongest performers in the period while large-cap stocks topped small-caps. Within fixed income, the flight-to-quality that was strongly evident in the second half of 2008 finally eased beginning in January. Driven by the performance of the lower quality debt, high-yield corporate spreads relative to Treasuries narrowed. Long-term government bond yields rebounded from historic lows reached in December.

Outlook

At the end of the period, we were encouraged by the slowing in the rate of decline in the U.S. and global economies and the continued progress toward normalization in the credit markets. Though we were pleased to see stocks on the rise, we believe it may be some time before credit markets return to normal and the economy and equity markets fully recover.

We think the moves to date by central banks and governments worldwide will help the global economy recover. However, their actions will likely take time to work and could, in the longer term, fuel inflation. That said, we are not overly concerned about inflation rising over the near term, nor do we believe economic growth will necessarily return to the rapid pace of recent years. Looking forward, the economy will likely be characterized by de-leveraging across consumers and businesses, and a higher personal savings rate.

Given that we have not seen a significant differentiation of fundamentals expressed in stock prices yet, we feel the opportunities for bottom-up, research-driven security selection are tremendous. Our unconstrained approach to research fosters an entrepreneurial culture that encourages our investment team to “go anywhere” to find the most compelling investment ideas around the globe. And we believe we have the right team in place to take advantage of this period in history.

We sincerely appreciate your continued investment in Janus funds. We recognize the confidence that you have placed in us

Janus Smart Portfolios  April 30, 2009  1

Continued

and we continue in our quest to deliver strong, consistent fund performance to you, our investors.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of April 30, 2009 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes. Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Rankings discussed do not indicate positive fund performance. Most funds have experienced negative or poor short-term performance.

2  Janus Smart Portfolios  April 30, 2009

Lipper Rankings (unaudited)

		Lipper Rankings – Based on total returns as of 4/30/09

		One Year		Three Year		Five Year		Ten Year		Since Inception		Since PM Inception
		Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/	Percentile	Rank/
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds

Janus Investment Fund (Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	52	435/844	40	284/724	39	233/610	60	184/310	15	3/20	47	380/808

Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	52	286/550	10	43/476	8	30/393	77	142/184	32	14/43	25	130/528

Janus Orion Fund (6/00)	Multi-Cap Growth Funds	96	438/457	22	77/349	4	10/290	N/A	N/A	25	43/174	86	381/443

Janus Research Fund(1) (5/93)	Large-Cap Growth Funds	80	672/844	19	132/724	12	72/610	44	134/310	4	3/87	17	118/710

Janus Triton Fund(1) (2/05)	Small-Cap Growth Funds	3	15/587	1	5/501	N/A	N/A	N/A	N/A	1	1/443	1	4/508

Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	80	668/844	1	1/724	1	2/610	21	63/310	5	2/40	35	283/824

Janus Venture Fund* (4/85)	Small-Cap Growth Funds	48	279/587	36	176/501	34	136/408	65	132/204	10	1/10	27	77/286

Janus Global Life Sciences Fund (12/98)	Global Healthcare/Biotechnology Funds	75	39/51	45	21/46	54	24/44	19	3/15	15	2/13	29	15/51

Janus Global Technology Fund (12/98)	Global Science & Technology Funds	18	14/81	16	12/76	28	19/69	29	6/20	25	5/19	25	19/76

Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	3	12/524	2	4/385	1	2/290	11	15/148	4	1/27	1	2/346

Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	98	736/756	41	247/612	5	21/460	N/A	N/A	18	38/213	18	38/213

Janus Research Core Fund(1)(2) (6/96)	Large-Cap Core Funds	88	802/914	83	646/783	21	136/650	25	90/360	4	8/212	82	722/884

Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	57	514/914	73	567/783	26	169/650	30	105/360	8	6/81	48	417/884

INTECH Risk-Managed Core Fund(3) (2/03)	Multi-Cap Core Funds	55	415/756	58	354/612	37	167/460	N/A	N/A	42	157/377	42	157/377

Perkins Mid Cap Value Fund - Investor Shares(1)(4)(5) (8/98)	Mid-Cap Value Funds	9	27/320	4	10/256	4	6/192	3	2/67	4	2/56	4	2/56

Perkins Small Cap Value Fund - Investor Shares(4)(6) (10/87)	Small-Cap Core Funds	1	7/763	2	7/614	8	39/496	14	32/231	6	7/125	6	7/125

Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	5	25/583	4	16/482	5	20/402	21	44/209	10	2/20	6	32/535

Janus High-Yield Fund(1) (12/95)	High Current Yield Funds	11	50/457	15	55/387	14	46/334	9	18/203	6	5/92	16	51/325

Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	1	1/260	2	4/214	3	5/179	8	7/90	16	4/24	5	12/254

Janus Global Opportunities Fund(1) (6/01)	Global Funds	8	40/506	21	79/380	56	165/297	N/A	N/A	11	21/206	43	145/342

Janus Global Research Fund(1) (2/05)	Global Funds	56	280/506	10	35/380	N/A	N/A	N/A	N/A	6	18/321	6	18/321

Janus Overseas Fund(1) (5/94)	International Funds	46	541/1,197	2	12/894	1	2/707	3	10/369	2	2/107	1	2/647

Janus Worldwide Fund(1) (5/91)	Global Funds	68	344/506	57	216/380	91	271/297	91	140/153	39	7/17	62	371/599

Janus Smart Portfolio – Growth (12/05)	Mixed-Asset Target Allocation Growth Funds	75	504/677	14	75/539	N/A	N/A	N/A	N/A	8	38/533	8	38/533

Janus Smart Portfolio – Moderate (12/05)	Mixed-Asset Target Allocation Moderate Funds	32	167/524	6	23/385	N/A	N/A	N/A	N/A	5	19/380	5	19/380

Janus Smart Portfolio – Conservative (12/05)	Mixed-Asset Target Allocation Conservative Funds	32	133/428	10	33/335	N/A	N/A	N/A	N/A	5	13/317	5	13/317

(1)	The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)	Formerly named Janus Fundamental Equity Fund.

(3)	Formerly named INTECH Risk-Managed Stock Fund.

(4)	Rating is for the Investor Share class only; other classes may have different performance characteristics.

(5)	Formerly named Janus Mid Cap Value Fund.

(6)	Formerly named Janus Small Cap Value Fund.

*	Closed to new investors.

Past performance is no guarantee of future results. Call 1-800-525-3713 or visit janus.com for current month end performance.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc., a wholly-owned subsidiary of Reuters, is a nationally recognized organization that ranks the performance of mutual funds within a classification of funds that have similar investment objectives.

Janus Smart Portfolios  April 30, 2009  3

Useful Information About Your Portfolio Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Portfolios’ manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios’ manager in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio’s Expense Example, which appears in each Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs (1) transaction costs, such as underlying funds’ redemption fees, where applicable (and any related exchange fees), and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2008 to April 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Portfolio’s total operating expenses, excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses to certain limits until at least March 1, 2010. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolios’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4  Janus Smart Portfolios  April 30, 2009

Janus Smart Portfolio - Growth (unaudited)	Ticker: JSPGX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ and Perkins’ fundamental research with those using the mathematical approach of INTECH. The Portfolio seeks income and a secondary emphasis of growth of capital with approximately 20% allocated to bonds and money markets and 80% to stocks.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Growth returned 2.85% during the six-month period ended April 30, 2009. This compares to a return of -8.53% for the S&P 500® Index, the Portfolio’s primary benchmark, during the same period. These results compare to a return of -1.57% by its secondary benchmark, the Growth Allocation Index. We believe this is an important perspective from which to view the portfolio’s results since the Growth Allocation Index includes stocks and bonds in roughly the same proportion as the portfolio (80% equity and 20% fixed income).

Market Review

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve (Fed) announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected economic reports added fuel to the rally. Although the financials sector was the best performing since the markets began rallying in March, it was the worst for the six-month period followed distantly by industrials. Information technology and telecommunications were the best relative performers.

In fixed income, the flight-to-quality trade that has dominated the fixed income markets throughout the credit crisis finally eased in January and credit markets gained momentum through March and April. Overall, fixed income investors experienced strong gains during the six-month period ended April 30, 2009. The Fed helped fuel the shift to riskier securities by lowering the federal funds rate in December from 1% to a range of zero to 0.25%, a historic move. The low absolute yields in Treasuries and historically wide relative spreads to Treasuries in the high yield market appeared to prompt a move into corporate bonds in January; this trend resumed in March and April after a brief uptick in spreads in February. For the overall period, high yield bonds were the best performing fixed income segment. In March, the Fed announcement on buying government debt prompted a large one-day drop in the 10-year Treasury note yield. By period end, the 10-year Treasury’s yield rebounded from its lows but still finished the period down almost 1% (prices move inversely to yield). Similar to high yield, commercial mortgage-backed securities (CMBS) rallied late in the period to eke out slight gains. MBS, benefiting from the Fed’s buying program, and a tightening in investment grade credit spreads (although less pronounced than in high yield), helped the investment grade aggregate indices to an almost 8% gain during the period.

Similar to the fall, correlations among asset groups remained high through most of the period. We believe this is a temporary phenomenon (a typical characteristic of market crises) that appeared on its way to resolving itself, as diversification benefits became more noteworthy late in the period.

Contributors to Performance

Janus Adviser Flexible Bond Fund, which was the largest holding with an average weighting of 19.75% during the six-month period, was the largest contributor to relative performance with its 9.89% return. The next highest contributor was Janus Adviser International Growth Fund, which returned 13.02% and carried a 9.34% average weighting. Janus Adviser International Equity Fund was the third largest contributor, as it returned 8.55% and had an 11.18% average weighting.

Detractors from Performance

Janus Adviser INTECH Risk-Managed Value Fund was the largest individual detractor, as it returned -12.53% and had an average weighting of 13.90%. Among other detractors was

Janus Smart Portfolios  April 30, 2009  5

Janus Smart Portfolio - Growth (unaudited)

Janus Adviser INTECH Risk-Managed Growth Fund, which returned -5.62% and had an average weighting of 10.49%. Janus Overseas Fund was also a minor detractor, as it was only invested in the Portfolio in November and December at an average position size of 0.29% and returned -6.07% for those two months.

Investment Process

Janus Smart Portfolio – Growth is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of possible Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Growth. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

During the period, oversight by the Janus Asset Allocation Committee was added to the process. We believe this is a positive change in that it provides additional input on the overall allocation, and we think will ultimately serve Smart Portfolio shareholders well.

Investment Strategy

We made several adjustments to the portfolio during the period. We started a target allocation of 2% for Perkins Mid-Cap Value Fund and added 1% each to Janus Adviser INTECH Risk-Managed Value (to a 17% overall weighting), Janus Adviser International Equity (to 13%) and Janus High-Yield Fund (to 3%). We reduced the target allocation for Janus Twenty Fund and Janus Adviser Flexible Bond Fund by 2% each to weightings of 6% and 16%, respectively. Janus Orion Fund was also trimmed by 1% to a new target weighting of 2%. In addition to adding value exposure, these changes reflect our confidence in both the INTECH and Perkins investment teams while reducing portfolio risk incrementally. The increase in high yield reflects our more constructive outlook for the asset class in general.

Outlook

The slowing rate of decline in the U.S. and global economies as well as improvement in the credit markets through period end have given many equity and fixed income market participants a sense that an economic rebound may not be as far in the future as feared. There is a battle between reflationary policy and deflationary pressure; the question is which one will ultimately win. Over the next six to 18 months, we believe deflationary pressure will outweigh the reflationary policies that are in place. We think all of the moves by central banks and governments around the globe will help the global economy recover, but they will take time to take hold and ultimately fuel inflation. Rising unemployment, declining wages and increased uncertainty in the market hinder the near-term economic outlook and will likely keep inflation at bay in our view. Once the economy stabilizes and we start to see consumption rise, we believe inflationary pressures will build. In our opinion, there has not been a significant fundamental difference between what we view as low and high quality companies. As a result, we think there were still many individual opportunities in the market at period end, which offer favorable risk/reward profiles in our view.

In our opinion, the return to normalcy in the markets that we witnessed late in the period should benefit the Portfolio in two unique ways. First, we believe a more normal market environment should allow asset correlations to normalize and thereby allow the benefits of diversification to once again assert itself in full measure. Secondly, we think calmer markets should emphasize the benefits of security selection that characterizes the investment processes of many of the underlying funds in which we invest.

Thank you for investing in Janus Smart Portfolio – Growth.

6  Janus Smart Portfolios  April 30, 2009

(unaudited)

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Adviser Flexible Bond Fund – Class I Shares	17.3%
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	13.8%
Janus Adviser International Equity Fund – Class I Shares	12.0%
Janus Adviser International Growth Fund – Class I Shares	10.1%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	9.9%
Janus Growth and Income Fund	7.9%
Janus Research Fund	7.0%
Janus Twenty Fund	6.8%
Janus High-Yield Fund	3.5%
Janus Adviser Large Cap Growth Fund – Class I Shares	3.0%
Janus Adviser Contrarian Fund – Class I Shares	2.7%
Janus Orion Fund	2.7%
Perkins Mid Cap Value Fund(1) – Investor Shares	2.0%
Janus Adviser Perkins Small Company Value Fund(2) – Class I Shares	1.4%

(1)	Formerly named Janus Mid Cap Value Fund.

(2)	Formerly named Janus Adviser Small Company Value Fund.

Janus Smart Portfolio - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2009

*Includes cash and cash equivalents of (0.1)%.

Janus Smart Portfolios  April 30, 2009  7

Janus Smart Portfolio - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009				Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Growth	2.85%	–30.14%	–1.71%	1.08%	1.07%

S&P 500® Index	–8.53%	–35.31%	–8.26%

Growth Allocation Index	–1.57%	–30.28%	–4.44%

Lipper Quartile	–	3rd	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Growth Funds	–	504/677	38/533

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

8  Janus Smart Portfolios  April 30, 2009

(unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,028.50	$1.21

Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.20

†	Expenses are equal to the annualized expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

Janus Smart Portfolios  April 30, 2009  9

Janus Smart Portfolio - Growth

Schedule of Investments (unaudited)

As of April 30, 2009

Shares		Value

Mutual Funds(1) – 100.1%
Equity Funds – 79.3%
496,384	Janus Adviser Contrarian Fund – Class I Shares	$3,990,928
1,701,628	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	14,685,047
3,092,804	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	20,474,366
2,415,463	Janus Adviser International Equity Fund – Class I Shares	17,850,270
465,327	Janus Adviser International Growth Fund – Class I Shares	15,030,063
236,526	Janus Adviser Large Cap Growth Fund – Class I Shares	4,380,461
202,369	Janus Adviser Perkins Small Company Value Fund(2) – Class I Shares	2,011,548
523,988	Janus Growth and Income Fund	11,658,732
550,830	Janus Orion Fund	3,949,454
552,215	Janus Research Fund	10,331,944
210,611	Janus Twenty Fund	10,126,165
189,108	Perkins Mid Cap Value Fund(3) – Investor Shares	2,974,676
		117,463,654
Fixed-Income Funds – 20.8%
2,073,619	Janus Adviser Flexible Bond Fund – Class I Shares	25,671,402
701,571	Janus High-Yield Fund	5,135,496
		30,806,898

Total Investments (total cost $188,915,395) – 100.1%		148,270,552

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(199,423)

Net Assets – 100%		$148,071,129

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

(2)	Formerly named Janus Adviser Small Company Value Fund.

(3)	Formerly named Janus Mid Cap Value Fund.

See Notes to Schedules of Investments and Financial Statements.

10  Janus Smart Portfolios  April 30, 2009

Janus Smart Portfolio - Moderate (unaudited)	Ticker: JSPMX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ and Perkins’ fundamental research with those using the mathematical approach of INTECH. The Portfolio seeks income and a secondary emphasis of growth of capital with approximately 40% allocated to bonds and money markets and 60% to stocks.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate returned 5.04% during the six-month period ended April 30, 2009. This compares to a return of -8.53% for the S&P 500® Index, the Portfolio’s primary benchmark, during the same period. These results compare to a return of 0.49% by its secondary benchmark, the Moderate Allocation Index. We believe the latter is an important perspective from which to view the portfolio’s results since the Moderate Allocation Index includes stocks and bonds in roughly the same proportion as the portfolio (60% equity and 40% fixed income).

Market Review

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve (Fed) announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected economic reports added fuel to the rally. Although the financials sector was the best performing since the markets began rallying in March, it was the worst for the six-month period followed distantly by industrials. Information technology and telecommunications were the best relative performers.

In fixed income, the flight-to-quality trade that has dominated the fixed income markets throughout the credit crisis finally eased in January and credit markets gained momentum through March and April. Overall, fixed income investors experienced strong gains during the six-month period ended April 30, 2009. The Fed helped fuel the shift to riskier securities by lowering the federal funds rate in December from 1% to a range of zero to 0.25%, a historic move. The low absolute yields in Treasuries and historically wide relative spreads to Treasuries in the high yield market appeared to prompt a move into corporate bonds in January; this trend resumed in March and April after a brief uptick in spreads in February. For the overall period, high yield bonds were the best performing fixed income segment. In March, the Fed announcement on buying government debt prompted a large one-day drop in the 10-year Treasury note yield. By period end, the 10-year Treasury’s yield rebounded from its lows but still finished the period down almost 1% (prices move inversely to yield). Similar to high yield, commercial mortgage-backed securities (CMBS) rallied late in the period to eke out slight gains. MBS, benefiting from the Fed’s buying program, and a tightening in investment grade credit spreads (although less pronounced than in high yield), helped the investment grade aggregate indices to an almost 8% gain during the period.

Similar to the fall, correlations among asset groups remained high through most of the period. We believe this is a temporary phenomenon (a typical characteristic of market crises) that appeared well on its way to resolving itself, as diversification benefits became more noteworthy late in the period.

Contributors to Performance

Janus Adviser Flexible Bond Fund, which was easily the largest holding with an average weighting of 36.13% during the six-month period, was by far the largest contributor to performance with its 9.89% return. The next highest contributor was Janus Adviser International Growth Fund, which returned 13.02% and carried a 7.71% average weighting. Janus Adviser International Equity Fund was the third largest contributor, as it returned 8.55% and had a 7.85% average weighting.

Detractors from Performance

Janus Adviser INTECH Risk-Managed Value Fund was the largest individual detractor, as it returned -12.53% and had an average weighting of 10.17%. Among other detractors was

Janus Smart Portfolios  April 30, 2009  11

Janus Smart Portfolio - Moderate (unaudited)

Janus Adviser INTECH Risk-Managed Growth Fund, which returned -5.62% and had an average weighting of 8.06%. Janus Overseas Fund was also a minor detractor, as it was only invested in the Portfolio in November and December at an average position size of 0.27% and generated a -6.07% return for those two months.

Investment Process

Janus Smart Portfolio – Moderate is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend three of the core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Moderate. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

During the period, oversight by the Janus Asset Allocation Committee was added to the process. We believe this is a positive change in that it provides additional input on the overall allocation, and we think will ultimately serve Smart Portfolio shareholders well.

Investment Strategy

During the period, changes to target allocations for the various investments included a new allocation of 2% to Janus Adviser Perkins Small Company Value Fund and a 1% increase to 13% for Janus Adviser INTECH Risk-Managed Value Fund. Likewise, Janus Twenty Fund’s target allocation was decreased by 2% to 2% and Janus High-Yield Fund’s allocation dropped by 1% to 3%. In addition to adding value exposure, these changes reflect our confidence in both the INTECH and Perkins investment teams while reducing portfolio risk incrementally. The high-yield allocation was reduced due to heightened volatility in that asset class.

Outlook

The slowing rate of decline in the U.S. and global economies as well as improvement in the credit markets through period end have given many equity and fixed income market participants a sense that an economic rebound may not be as far in the future as feared. There is a battle between reflationary policy and deflationary pressure; the question is which one will ultimately win. Over the next six to 18 months, we believe deflationary pressure will outweigh the reflationary policies that are in place. We think all of the moves by central banks and governments around the globe will help the global economy recover, but they will take time to take hold and ultimately fuel inflation. Rising unemployment, declining wages and increased uncertainty in the market hinder the near-term economic outlook and will likely keep inflation at bay in our view. Once the economy stabilizes and we start to see consumption rise, we believe inflationary pressures will build. In our opinion, there has not been a significant fundamental difference between what we view as low and high quality companies. As a result, we think there were still many individual opportunities in the market at period end, which offer favorable risk/reward profiles in our view.

In our opinion, the return to normalcy in the markets that we witnessed late in the period should benefit the Portfolio in two unique ways. First, we believe a more normal market environment should allow asset correlations to normalize and thereby allow the benefits of diversification to once again assert itself in full measure. Secondly, we think calmer markets should emphasize the benefits of security selection that characterizes the investment processes of many of the underlying funds in which we invest.

Thank you for investing in Janus Smart Portfolio – Moderate.

12  Janus Smart Portfolios  April 30, 2009

(unaudited)

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Adviser Flexible Bond Fund – Class I Shares	33.1%
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	10.5%
Janus Adviser International Growth Fund – Class I Shares	8.6%
Janus Adviser International Equity Fund – Class I Shares	8.6%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	8.0%
Janus Growth and Income Fund	7.7%
Janus Research Fund	4.9%
Janus Short-Term Bond Fund	4.6%
Janus High-Yield Fund	3.4%
Janus Orion Fund	2.9%
Janus Adviser Large Cap Growth Fund – Class I Shares	2.9%
Janus Twenty Fund	2.8%
Janus Adviser Perkins Small Company Value Fund(1) – Class I Shares	2.1%

(1)	Formerly named Janus Adviser Small Company Value Fund.

Janus Smart Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2009

*Includes cash and cash equivalents of (0.1)%

Janus Smart Portfolios  April 30, 2009  13

Janus Smart Portfolio - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009				Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Moderate	5.04%	–20.78%	0.35%	1.04%	1.01%

S&P 500® Index	–8.53%	–35.31%	–8.26%

Moderate Allocation Index	0.49%	–22.30%	–2.08%

Lipper Quartile	–	2nd	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	–	167/524	19/380

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

14  Janus Smart Portfolios  April 30, 2009

(unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08-4/30/09)†

Actual	$1,000.00	$1,050.40	$1.02

Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.00

†	Expenses are equal to the annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

Janus Smart Portfolios  April 30, 2009  15

Janus Smart Portfolio - Moderate

Schedule of Investments (unaudited)

As of April 30, 2009

Shares		Value

Mutual Funds(1) – 100.1%
Equity Funds – 59.0%
1,093,968	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	$9,440,943
1,864,824	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	12,345,133
1,367,216	Janus Adviser International Equity Fund – Class I Shares	10,103,727
315,757	Janus Adviser International Growth Fund – Class I Shares	10,198,966
183,947	Janus Adviser Large Cap Growth Fund – Class I Shares	3,406,703
253,774	Janus Adviser Perkins Small Company Value Fund(2) – Class I Shares	2,522,515
408,739	Janus Growth and Income Fund	9,094,435
475,434	Janus Orion Fund	3,408,865
308,700	Janus Research Fund	5,775,780
68,212	Janus Twenty Fund	3,279,616
		69,576,683
Fixed – Income Funds – 41.1%
3,156,740	Janus Adviser Flexible Bond Fund – Class I Shares	39,080,436
542,550	Janus High-Yield Fund	3,971,467
1,830,281	Janus Short-Term Bond Fund	5,417,631
		48,469,534

Total Investments (total cost $138,001,034) – 100.1%		118,046,217

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(118,020)

Net Assets – 100%		$117,928,197

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

(2)	Formerly named Janus Adviser Small Company Value Fund.

See Notes to Schedules of Investments and Financial Statements.

16  Janus Smart Portfolios  April 30, 2009

Janus Smart Portfolio - Conservative (unaudited)	Ticker: JSPCX

Portfolio Snapshot
This asset allocation fund combines funds backed by Janus’ fundamental research with those using the mathematical approach of INTECH. The Portfolio seeks income and a secondary emphasis of growth of capital with approximately 60% allocated to bonds and money markets and 40% to stocks.

Dan Scherman
portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative returned 5.69% during the six-month period ended April 30, 2009. This compares to a return of -8.53% for the S&P 500® Index, the Portfolio’s primary benchmark, during the same period. These results compare to a 2.70% return by its secondary benchmark, the Conservative Allocation Index. We believe the latter is an important perspective from which to view the portfolio’s results since the Conservative Allocation Index includes stocks and bonds in roughly the same proportion as the portfolio (40% equity and 60% fixed income).

Market Review

Continuing fallout from the credit crisis and concerns that the recession may be prolonged dictated market performance through most of the six-month period ended April 30, 2009. A market rebound, however, that started in the middle of March and continued into April suggested investors were beginning to speculate that the worst of the economic and financial crisis may be over. The U.S. market’s recovery off 12-year lows only partially eased the losses for the six-month period, as most indices finished more than 8% lower. Sentiment began to improve in March amid some positive news coming out of the financials sector. A significant boost came in late March when the U.S. Federal Reserve (Fed) announced it would buy up to $1.15 trillion in Treasuries, mortgage-backed securities and agency debt to help credit markets and the beleaguered housing market. The rally continued into April, as some large banks reported better-than-expected earnings, fueling hopes that the rate of decline in the ailing banking industry could be slowing. A proposed easing of accounting rules (that became a reality in April) for banks’ troubled assets, as well as better-than-expected economic reports added fuel to the rally. Although the financials sector was the best performing since the markets began rallying in March, it was the worst for the six-month period followed distantly by industrials. Information technology and telecommunications were the best relative performers.

In fixed income, the flight-to-quality trade that has dominated the fixed income markets throughout the credit crisis finally eased in January and credit markets gained momentum through March and April. Overall, fixed income investors experienced strong gains during the six-month period ended April 30, 2009. The Fed helped fuel the shift to riskier securities by lowering the federal funds rate in December from 1% to a range of zero to 0.25%, a historic move. The low absolute yields in Treasuries and historically wide relative spreads to Treasuries in the high yield market appeared to prompt a move into corporate bonds in January; this trend resumed in March and April after a brief uptick in spreads in February. For the overall period, high yield bonds were the best performing fixed income segment. In March, the Fed announcement on buying government debt prompted a large one-day drop in the 10-year Treasury note yield. By period end, the 10-year Treasury’s yield rebounded from its lows but still finished the period down almost 1% (prices move inversely to yield). Similar to high yield, commercial mortgage-backed securities (CMBS) rallied late in the period to eke out slight gains. MBS, benefiting from the Fed’s buying program, and a tightening in investment grade credit spreads (although less pronounced than in high yield), helped the investment grade aggregate indices to an almost 8% gain during the period.

Similar to the fall, correlations among asset groups remained high through most of the period. We believe this is a temporary phenomenon (a typical characteristic of market crises) that appeared on its way to resolving itself, as diversification benefits became more noteworthy late in the period.

Contributors to Performance

Given its relatively conservative mix of stocks and bonds, Janus Smart Portfolio – Conservative outperformed its more aggressive siblings in Janus Smart Portfolio suite. Janus Adviser Flexible Bond Fund, which was easily the largest holding with an average weighting of 53.3% during the six-month period, was by far the largest contributor to performance with its 9.89% return. The next highest contributor was Janus Adviser International Equity Fund, which returned 8.55% and carried a 4.8% average weighting. Janus High-Yield Fund was the third largest contributor, as it returned 12.44% and had a 4.75% average weighting.

Janus Smart Portfolios  April 30, 2009  17

Janus Smart Portfolio - Conservative (unaudited)

Detractors from Performance

Janus Adviser INTECH Risk-Managed Value Fund was the largest individual detractor, as it returned -12.53% and had an average weighting of 7.6% in the Portfolio. Among other detractors was Janus Adviser INTECH Risk-Managed Growth Fund, which returned -5.62% and had an average weighting of 5.93%. Janus Overseas Fund was also a minor detractor, as it was only invested in the Portfolio in November and December at an average position size of 0.30% and generated a -6.07% return for those two months.

Investment Process

Janus Smart Portfolio – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Conservative. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

During the period, oversight by the Janus Asset Allocation Committee was added to the process. We believe this is a positive change in that it provides additional input on the overall allocation, and we think will ultimately serve Smart Portfolio shareholders well.

Fund Positioning

During the period, we changed target allocations for four investments. Janus Adviser Flexible Bond Fund saw its target allocation increased by 2% to 49%, while Janus High – Yield Fund’s allocation declined by 2% to 5% due to our concerns of heightened volatility in that asset class. In addition, Janus Adviser INTECH Risk-Managed Value Fund’s allocation increased by 1%, while Janus Adviser International Growth Fund’s target allocation declined by 1%.

Outlook

The slowing rate of decline in the U.S. and global economies as well as improvement in the credit markets through period end have given many equity and fixed income market participants a sense that an economic rebound may not be as far in the future as feared. There is a battle between reflationary policy and deflationary pressure; the question is which one will ultimately win. Over the next six to 18 months, we believe deflationary pressure will outweigh the reflationary policies that are in place. We think all of the moves by central banks and governments around the globe will help the global economy recover, but they will take time to take hold and ultimately fuel inflation. Rising unemployment, declining wages and increased uncertainty in the market hinder the near-term economic outlook and will likely keep inflation at bay in our view. Once the economy stabilizes and we start to see consumption rise, we believe inflationary pressures will build. In our opinion, there has not been a significant fundamental difference between what we view as low and high quality companies. As a result, we think there were still many individual opportunities in the market at period end, which offer favorable risk/reward profiles in our view.

In our opinion, the return to normalcy in the markets that we witnessed late in the period should benefit the Portfolio in two unique ways. First, we believe a more normal market environment should allow asset correlations to normalize and thereby allow the benefits of diversification to once again assert itself in full measure. Secondly, we think calmer markets should emphasize the benefits of security selection that characterizes the investment processes of many of the underlying funds in which we invest.

Thank you for investing in Janus Smart Portfolio – Conservative.

18  Janus Smart Portfolios  April 30, 2009

(unaudited)

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Adviser Flexible Bond Fund – Class I Shares	50.9%
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	8.0%
Janus Short-Term Bond Fund	6.5%
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	6.0%
Janus Growth and Income Fund	5.5%
Janus Adviser International Equity Fund – Class I Shares	5.5%
Janus High-Yield Fund	5.1%
Janus Adviser Contrarian Fund – Class I Shares	3.6%
Janus Adviser International Growth Fund – Class I Shares	3.2%
Janus Research Fund	2.9%
Janus Orion Fund	2.9%

Janus Smart Portfolio - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2009

*Includes cash and cash equivalents of (0.1)%

Janus Smart Portfolios  April 30, 2009  19

Janus Smart Portfolio - Conservative (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2009				Expense Ratios – for the fiscal year ended October 31, 2008
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Conservative	5.69%	–12.81%	1.92%	1.04%	0.96%

S&P 500® Index	–8.53%	–35.31%	–8.26%

Conservative Allocation Index	2.70%	–13.98%	0.27%

Lipper Quartile	–	2nd	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Conservative Funds	–	133/428	13/317

Visit janus.com to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit janus.com for performance current to the most recent month-end.

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least March 1, 2010. For a period of three years subsequent to the Portfolios’ commencement of operations, Janus Capital may recover from each Portfolio, fees and expenses previously waived or reimbursed if that Portfolio’s expense ratio, including recovered expenses, falls below the respective expense limit. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended October 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

20  Janus Smart Portfolios  April 30, 2009

(unaudited)

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds. They are subject to the volatility of the financial markets in the U.S. and abroad and to the additional risks associated with investments.

The proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 30, 2005

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example	(11/1/08)	(4/30/09)	(11/1/08- 4/30/09)†

Actual	$1,000.00	$1,056.90	$0.87

Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$0.85

†	Expenses are equal to the annualized expense ratio of 0.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital. The expense ratio does not include acquired fund fees and expenses.

Janus Smart Portfolios  April 30, 2009  21

Janus Smart Portfolio - Conservative

Schedule of Investments (unaudited)

As of April 30, 2009

Shares		Value

Mutual Funds(1) – 100.1%
Equity Funds – 37.6%
387,429	Janus Adviser Contrarian Fund – Class I Shares	$3,114,929
612,185	Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	5,283,159
1,062,374	Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	7,032,918
648,713	Janus Adviser International Equity Fund – Class I Shares	4,793,992
85,571	Janus Adviser International Growth Fund – Class I Shares	2,763,951
218,740	Janus Growth and Income Fund	4,866,964
354,650	Janus Orion Fund	2,542,841
137,613	Janus Research Fund	2,574,747
		32,973,501
Fixed-Income Funds – 62.5%
3,603,025	Janus Adviser Flexible Bond Fund – Class I Shares	44,605,446
604,186	Janus High-Yield Fund	4,422,639
1,938,503	Janus Short-Term Bond Fund	5,737,968
		54,766,053

Total Investments (total cost $95,150,275) – 100.1%		87,739,554

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(86,721)

Net Assets – 100%		$87,652,833

(1)	This Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

22  Janus Smart Portfolios  April 30, 2009

Statements of Assets and Liabilities

	Janus Smart	Janus Smart	Janus Smart
As of April 30, 2009 (unaudited)	Portfolio -	Portfolio -	Portfolio -
(all numbers in thousands except net asset value per share)	Growth	Moderate	Conservative

Assets:
Investments at cost	$188,915	$138,001	$95,150
Investments at value	$148,271	$118,046	$87,740
Receivables:
Portfolio shares sold	84	272	75
Dividends	152	199	224
Non-interested Trustees’ deferred compensation	3	3	2
Other assets	13	1	1
Total Assets	148,523	118,521	88,042
Liabilities:
Payables:
Investments purchased	153	442	183
Portfolio shares repurchased	72	19	114
Advisory fees	108	71	51
Transfer agent fees and expenses	90	51	31
Non-interested Trustees’ fees and expenses	5	4	5
Non-interested Trustees’ deferred compensation fees	3	3	2
Accrued expenses	21	3	3
Total Liabilities	452	593	389
Net Assets	$148,071	$117,928	$87,653
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$200,513	$145,061	$100,279
Undistributed net investment income/(loss)*	516	717	821
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(12,312)	(7,894)	(6,035)
Unrealized appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(40,646)	(19,956)	(7,412)
Total Net Assets	$148,071	$117,928	$87,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,142	12,812	9,025
Net Asset Value Per Share	$8.64	$9.20	$9.71

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios  April 30, 2009  23

Statements of Operations

	Janus Smart	Janus Smart	Janus Smart
For the six-month period ended April 30, 2009 (unaudited)	Portfolio -	Portfolio -	Portfolio -
(all numbers in thousands)	Growth	Moderate	Conservative

Investment Income:
Dividends from affiliates	$2,691	$2,205	$1,709
Total Investment Income	2,691	2,205	1,709
Expenses:
Advisory fees	34	26	20
Transfer agent fees and expenses	202	128	85
Postage and mailing expenses	23	10	1
Audit fees	6	6	6
Non-interested Trustees’ fees and expenses	6	6	6
Printing expenses	16	15	17
Other expenses	7	8	5
Total Expenses	294	199	140
Expense and Fee Offset	–	–	–
Net Expenses	294	199	140
Less: Excess Expense Reimbursement	(135)	(94)	(72)
Net Expenses after Expense Reimbursement	159	105	68
Net Investment Income/(Loss)	2,532	2,100	1,641
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	(6,660)	(3,848)	(2,965)
Capital gain distributions from Underlying Funds	1,657	1,011	366
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	6,030	5,995	5,511
Net Gain/(Loss) on Investments	1,027	3,158	2,912
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,559	$5,258	$4,553

See Notes to Financial Statements.

24  Janus Smart Portfolios  April 30, 2009

Statements of Changes in Net Assets

	Janus Smart		Janus Smart		Janus Smart
For the six-month period ended April 30, 2009 (unaudited)	Portfolio -		Portfolio -		Portfolio -
and for the fiscal year ended October 31, 2008	Growth		Moderate		Conservative
(all numbers in thousands)	2009	2008	2009	2008	2009	2008

Operations:
Net investment income/(loss)	$2,532	$3,566	$2,100	$3,491	$1,641	$2,795
Net realized gain/(loss) from investment transactions	(6,660)	(10,967)	(3,848)	(7,402)	(2,965)	(4,379)
Capital gain distributions from Underlying Funds	1,657	3,848	1,011	2,444	366	994
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	6,030	(72,123)	5,995	(39,208)	5,511	(17,170)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,559	(75,676)	5,258	(40,675)	4,553	(17,760)
Dividends and Distributions to Shareholders:
Net investment income*	(3,455)	(3,164)	(3,453)	(2,927)	(2,872)	(1,824)
Net realized gain/(loss) from investment transactions*	–	(5,239)	–	(2,811)	–	(926)
Net Decrease from Dividends and Distributions	(3,455)	(8,403)	(3,453)	(5,738)	(2,872)	(2,750)
Capital Share Transactions:
Shares sold	19,599	98,569	19,544	78,191	17,619	81,751
Reinvested dividends and distributions	3,405	8,341	3,428	5,704	2,848	2,739
Shares repurchased	(18,462)	(55,867)	(17,605)	(49,733)	(17,714)	(49,465)
Net Increase/(Decrease) from Capital Share Transactions	4,542	51,043	5,367	34,162	2,753	35,025
Net Increase/(Decrease) in Net Assets	4,646	(33,036)	7,172	(12,251)	4,434	14,515
Net Assets:
Beginning of period	143,425	176,461	110,756	123,007	83,219	68,704
End of period	$148,071	$143,425	$117,928	$110,756	$87,653	$83,219

Undistributed net investment income/(loss)*	$516	$1,439	$717	$2,070	$821	$2,052

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios  April 30, 2009  25

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2009 (unaudited)	Janus Smart Portfolio – Growth
and through each fiscal year or period ended October 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$8.62	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.24	.16	.05
Net gains/(losses) on investments (both realized and unrealized)	.08	(4.93)	2.62	1.29
Total from Investment Operations	.23	(4.69)	2.78	1.34
Less Distributions:
Dividends (from net investment income)*	(.21)	(.24)	(.13)	–
Distributions (from capital gains)*	–	(.40)	(.04)	–
Total Distributions	(.21)	(.64)	(.17)	–
Net Asset Value, End of Period	$8.64	$8.62	$13.95	$11.34
Total Return **	2.85%	(35.15)%	24.81%	13.40%
Net Assets, End of Period (in thousands)	$148,071	$143,425	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$135,039	$183,091	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(2)	0.24%(3)	0.25%(3)	0.25%(3)	0.25%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.78%	1.95%	1.32%	0.98%
Portfolio Turnover Rate***	25%	55%	19%	28%

For a share outstanding during the six-month period ended April 30, 2009 (unaudited)	Janus Smart Portfolio – Moderate
and through each fiscal year or period ended October 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$9.05	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income/(loss)	.17	.31	.23	.09
Net gains/(losses) on investments (both realized and unrealized)	.27	(3.64)	1.86	.95
Total from Investment Operations	.44	(3.33)	2.09	1.04
Less Distributions:
Dividends (from net investment income)*	(.29)	(.29)	(.16)	–
Distributions (from capital gains)*	–	(.28)	(.02)	–
Total Distributions	(.29)	(.57)	(.18)	–
Net Asset Value, End of Period	$9.20	$9.05	$12.95	$11.04
Total Return **	5.04%	(26.77)%	19.16%	10.40%
Net Assets, End of Period (in thousands)	$117,928	$110,756	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$106,634	$132,650	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(2)	0.20%(4)	0.21%(4)	0.21%(4)	0.21%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.97%	2.63%	2.24%	1.97%
Portfolio Turnover Rate***	28%	71%	15%	16%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through October 31, 2006.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.44% in 2009, 0.26% in 2008, 0.28% in 2007 and 0.39% in 2006 before waiver of certain fees incurred by the Portfolio.
(4)	The ratio was 0.38% in 2009, 0.24% in 2008, 0.27% in 2007 and 0.42% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

26  Janus Smart Portfolios  April 30, 2009

For a share outstanding during the six-month period ended April 30, 2009 (unaudited)	Janus Smart Portfolio – Conservative
and through each fiscal year or period ended October 31	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$9.52	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	.19	.33	.26	.13
Net gains/(losses) on investments (both realized and unrealized)	.33	(2.46)	1.23	.69
Total from Investment Operations	.52	(2.13)	1.49	.82
Less Distributions:
Dividends (from net investment income)*	(.33)	(.29)	(.20)	–
Distributions (from capital gains)*	–	(.15)	(.02)	–
Total Distributions	(.33)	(.44)	(.22)	–
Net Asset Value, End of Period	$9.71	$9.52	$12.09	$10.82
Total Return **	5.69%	(18.26)%	13.98%	8.20%
Net Assets, End of Period (in thousands)	$87,653	$83,219	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$81,886	$88,345	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(2)	0.17%(3)	0.17%(3)	0.18%(3)	0.18%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.04%	3.16%	3.04%	2.78%
Portfolio Turnover Rate***	29%	90%	16%	20%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through October 31, 2006.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.34% in 2009, 0.25% in 2008, 0.36% in 2007 and 0.69% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

Janus Smart Portfolios  April 30, 2009  27

Notes to Schedules of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade fixed-rate debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM(2%).

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	Is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

The following is a summary of the inputs that were used to value the Portfolios’ investments in securities and other financial instruments as of April 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of April 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Smart Portfolio – Growth	$–	$148,270,552	$–
Janus Smart Portfolio – Moderate	–	118,046,217	–
Janus Smart Portfolio – Conservative	–	87,739,554	–

28  Janus Smart Portfolios  April 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative (collectively the “Portfolios” and individually a “Portfolio”) are series Portfolios. The Portfolios each operate as a “fund of funds,” meaning substantially all of the Portfolios’ assets will be invested in other Janus mutual funds (the “underlying funds”). Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolios are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-eight funds. Each Portfolio in this report is classified as diversified as defined in the 1940 Act. The Portfolios are no-load investments.

Underlying Funds
Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio – Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio – Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio – Conservative. A brief description of each of the underlying funds that the Portfolios may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
JANUS ADVISER BALANCED FUND – CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

JANUS ADVISER CONTRARIAN FUND – CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with an attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ADVISER FORTY FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER GLOBAL REAL ESTATE FUND – CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks and other equity securities, including, but not limited to, real estate investment trusts (REITs) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS ADVISER GLOBAL RESEARCH FUND – CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by

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Notes to Financial Statements (unaudited) (continued)

investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.

JANUS ADVISER GROWTH AND INCOME FUND – CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

JANUS ADVISER INTECH RISK-MANAGED CORE FUND – CLASS I and INTECH RISK-MANAGED CORE FUND (formerly named INTECH RISK-MANAGED STOCK FUND) seek long-term growth of capital. Each fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND – CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS ADVISER INTERNATIONAL EQUITY FUND – CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

JANUS ADVISER INTERNATIONAL FORTY FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER INTERNATIONAL GROWTH FUND – CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.

JANUS ADVISER LARGE CAP GROWTH FUND – CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

JANUS ADVISER LONG/SHORT FUND – CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under

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normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

JANUS ADVISER MID CAP GROWTH FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company.

JANUS ADVISER ORION FUND – CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ADVISER PERKINS LARGE CAP VALUE FUND – CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalization equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

JANUS ADVISER PERKINS MID CAP VALUE FUND (formerly named JANUS ADVISER MID CAP VALUE FUND) – CLASS I and PERKINS MID CAP VALUE FUND (formerly named JANUS MID CAP VALUE FUND) –INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

JANUS ADVISER PERKINS SMALL COMPANY VALUE FUND (formerly named JANUS ADVISER SMALL COMPANY VALUE FUND) – CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

JANUS ADVISER RESEARCH CORE FUND (formerly named JANUS ADVISER FUNDAMENTAL EQUITY FUND) – CLASS I and JANUS RESEARCH CORE FUND (formerly named JANUS FUNDAMENTAL EQUITY FUND) seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.

JANUS ADVISER SMALL-MID GROWTH FUND – CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS ADVISER WORLDWIDE FUND – CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity

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Notes to Financial Statements (unaudited) (continued)

assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

POTENTIAL UNDERLYING FUNDS INVESTMENTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS ADVISER FLEXIBLE BOND FUND – CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which each fund invests, it may have relatively high portfolio turnover compared to other funds.

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JANUS ADVISER HIGH-YIELD FUND – CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities. Due to the nature of the securities in which each fund invests, it may have relatively high portfolio turnover compared to other funds.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances. Due to the nature of the securities in which the fund invests, it may have relatively high portfolio turnover compared to other funds.

POTENTIAL UNDERLYING FUND INVESTMENTING PRIMARILY IN CASH EQUIVALENTS
JANUS MONEY MARKET FUND – INVESTOR SHARES seeks capital preservation and liquidity with current income as a secondary objective. The fund pursues its investment objectives by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.

CASH EQUIVALENTS include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
A Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the underlying money market fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between

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Notes to Financial Statements (unaudited) (continued)

the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income and capital gain distributions, if any, from the underlying funds are recorded on the ex-dividend date.

Expenses
Each Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the funds or portfolios in the Trust. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedules of Investments (if applicable). The lending fees and each Portfolio’s portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the underlying funds no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital-sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each of the borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The underlying funds, except INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”) and Janus Money Market Fund, may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the underlying funds and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

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The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the underlying funds are fully collateralized by other securities, which are denoted in each Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the underlying funds’ custodian.

Futures Contracts
The underlying funds, except Janus Money Market Fund, may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities of the underlying funds are designated as collateral for market value on futures contracts as noted in the Schedules of Investments (if applicable). Such collateral is in the possession of the underlying funds’ custodian.

Swaps
The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swap agreements entail the risk that a party will default on its payment obligation to an underlying fund. If the other party to a swap defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Swap contracts of the underlying funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the underlying funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Funded or unfunded credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. Certain underlying funds investing in CDXs are normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The underlying funds, except Janus Money Market Fund, may purchase or write covered or uncovered put and call options

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Notes to Financial Statements (unaudited) (continued)

on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The underlying funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

The underlying funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations” (if applicable).

The risk in writing call options is that the underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the underlying funds may recognize due to written call options.

Mortgage Dollar Rolls
The underlying funds, Janus Adviser Global Real Estate Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds, maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

36  Janus Smart Portfolios  April 30, 2009

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The underlying funds, Janus Adviser Global Real Estate Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact an underlying funds’ yield and your return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset- backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price decline.

Floating Rate Loans
The underlying funds, Janus Adviser Balanced Fund, Janus Balanced Fund, Janus Adviser Long/Short Fund, Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings.

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Notes to Financial Statements (unaudited) (continued)

Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The underlying funds, Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser Long/Short Fund, Janus Balanced Fund, Janus Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which an underlying fund invests are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Short Sales
The underlying funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of an underlying fund’s, except Janus Adviser Long/Short Fund’s, net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that an underlying fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

An underlying fund may also enter into short positions through derivative instruments such as option contracts, futures contracts and swap agreements which may expose the underlying fund to similar risks. To the extent that the underlying fund enters into short derivative positions, the underlying fund may be exposed to risks similar to those associated with short sales, including the risk that the underlying fund’s losses are theoretically unlimited.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Borrowing
An underlying fund, Janus Adviser Long/Short Fund, may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, an underlying fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, an underlying fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows an underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by an underlying fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of an underlying fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of an underlying fund’s agreement with its lender, the NAV per share of an underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if an underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that an underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of an underlying fund compared with what it would have been without leverage.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The underlying funds, except Janus Money Market Fund, may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operations.

Exchange-Traded Notes
The underlying funds, except Janus Money Market Fund, may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total return. The underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

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Notes to Financial Statements (unaudited) (continued)

Equity-Linked Structured Notes
The underlying funds, except the Risk-Managed funds and Janus Money Market Fund, may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The underlying funds, except Janus Money Market Fund, may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Additional Investment Risk
The underlying funds, particularly Janus Adviser Flexible Bond Fund, Janus Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Counterparties
The Portfolios’ or underlying funds’ transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolios or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio or underlying fund. A Portfolio or underlying fund may be unable to recover its investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

A Portfolio or underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Portfolios’ or underlying funds’ cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Portfolio or underlying fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio or underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolios generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Portfolios will be automatically reinvested into additional shares of that Portfolio, based on the discretion of the shareholder.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States

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of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

FIN 48 requires management of the Portfolios to analyze all open tax years, fiscal years 2006-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended April 30, 2009, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolios’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of April 30, 2009 to value each Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if required) in the Schedules of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Portfolios’ financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures

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Notes to Financial Statements (unaudited) (continued)

about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolios’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”), which was effective for fiscal years ending after November 15, 2008. The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. Management has evaluated the impact of SFAS No. 133-1 and FIN 45-4 and has determined there is no impact on the Portfolios’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolios pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Portfolio.

Advisory
Portfolio	Fee %

Janus Smart Portfolio - Growth	0.05%
Janus Smart Portfolio - Moderate	0.05%
Janus Smart Portfolio - Conservative	0.05%

Until at least March 1, 2010, provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to reimburse the Portfolios by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses) exceed the following annual rate noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Portfolio	Expense Limit Fee %

Janus Smart Portfolio - Growth	0.24%
Janus Smart Portfolio - Moderate	0.20%
Janus Smart Portfolio - Conservative	0.17%

Each Portfolio pays Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital and the Portfolios’ transfer agent, an asset-weighted averaged annual fee based on the proportion of each Portfolio’s total net assets sold directly and the proportion of each Portfolio’s net assets sold through financial intermediaries. The applicable fee rates are 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for each of the Portfolios for transfer agent services.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolios as unrealized appreciation/(depreciation) and is shown as of April 30, 2009 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the six-month period ended April 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred

42  Janus Smart Portfolios  April 30, 2009

fees were distributed to any Trustee under the Deferred Plan during the six-month period ended April 30, 2009.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios” Chief Compliance Officer. Effective January 1, 2006, the Portfolios began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $63,757 was paid by the Trust during the six-month period ended April 30, 2009. Each Portfolio’s portion is reported as part of “Other Expenses” on the Statements of Operations.

The Portfolios’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Assets and Liabilities (if applicable). The Portfolios could have employed the assets used by the transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolios and underlying funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolios and underlying funds are used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolios and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Smart Portfolio - Growth	$196,910,109	$1,545,144	$(50,184,701)	$(48,639,557)
Janus Smart Portfolio - Moderate	144,435,723	2,112,537	(28,502,043)	(26,389,506)
Janus Smart Portfolio - Conservative	99,102,564	1,929,617	(13,292,627)	(11,363,010)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2008

Portfolio	October 31, 2016

Janus Smart Portfolio - Growth	$(3,343,688)
Janus Smart Portfolio - Moderate	(2,048,121)
Janus Smart Portfolio - Conservative	(2,173,333)

Janus Smart Portfolios  April 30, 2009  43

Notes to Financial Statements (unaudited) (continued)

4.	Capital Share Transactions

	Janus Smart		Janus Smart		Janus Smart
For the six-month period ended April 30, 2009 (unaudited)	Portfolio-		Portfolio-		Portfolio-
and the fiscal year ended October 31, 2008	Growth		Moderate		Conservative
(all numbers are in thousands)	2009	2008	2009	2008	2009	2008

Transactions in Portfolio Shares:
Shares sold	2,450	8,245	2,254	6,813	1,900	7,335
Reinvested dividends and distributions	428	648	399	473	308	239
Shares repurchased	(2,367)	(4,912)	(2,075)	(4,554)	(1,925)	(4,514)
Net Increase/(Decrease) in Portfolio Shares	511	3,981	578	2,732	283	3,060
Shares Outstanding, Beginning of Period	16,631	12,650	12,234	9,502	8,742	5,682
Shares Outstanding, End of Period	17,142	16,631	12,812	12,234	9,025	8,742

5.	Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Portfolio	Securities	of Securities	Obligations	Obligations

Janus Smart Portfolio - Growth	$22,479,444	$16,800,614	$–	$–
Janus Smart Portfolio - Moderate	20,225,458	14,801,451	–	–
Janus Smart Portfolio - Conservative	13,919,408	11,702,037	–	–

6.	Affiliated Fund of Funds Transactions

The Portfolios invest in certain mutual funds within the Janus family of funds. While each Portfolio can invest in any or all of the underlying funds, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. All of the realized gain/(loss) recognized by the Portfolios is derived from affiliates. A Portfolio’s investment in any of the underlying funds may exceed 25% of such Portfolio’s total assets. In such instances, the financial statement for the underlying fund may be obtained on the underlying fund’s website at janus.com. During the six-month period ended April 30, 2009, the Portfolios recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Smart Portfolio – Growth
Janus Adviser Contrarian Fund – Class I Shares	69,040	$515,448	(29,572)	$(328,250)	$(130,233)	$–	$3,990,928
Janus Adviser Flexible Bond Fund – Class I Shares	164,995	2,001,074	(614,448)	(7,185,212)	226,263	578,238	25,671,402
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	108,881	893,371	(257,508)	(3,502,455)	(1,485,467)	194,608	14,685,047
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	734,617	4,780,902	(189,270)	(2,081,727)	(976,759)	548,434	20,474,366
Janus Adviser International Equity Fund – Class I Shares	501,462	3,252,723	(137,565)	(1,793,740)	(952,794)	162,429	17,850,270
Janus Adviser International Growth Fund – Class I Shares	123,211	3,395,918	(22,460)	(1,002,166)	(408,117)	712,563	15,030,063
Janus Adviser Large Cap Growth Fund – Class I Shares	20,622	353,722	(12,405)	(280,484)	(82,467)	52,806	4,380,461
Janus Adviser Perkins Small Company Value Fund(1) – Class I Shares	130,714	1,127,149	(16,302)	(159,195)	(27,184)	5,912	2,011,548
Janus Growth and Income Fund	47,446	963,725	(27,910)	(986,977)	(458,934)	54,371	11,658,732
Janus High-Yield Fund	82,391	568,020	(126,400)	(1,072,946)	(248,350)	316,183	5,135,496
Janus Orion Fund	36,152	226,894	(135,388)	(1,573,442)	(760,742)	38,780	3,949,454
Janus Overseas Fund	913	21,459	(16,913)	(653,641)	(205,792)	114	–
Janus Research Fund	64,635	1,058,649	(30,394)	(872,171)	(410,133)	24,884	10,331,944
Janus Twenty Fund	12,339	533,171	(27,630)	(1,863,105)	(731,951)	1,940	10,126,165
Perkins Mid Cap Value Fund(2) – Class I Shares	196,464	2,787,218	(7,356)	(105,482)	(7,720)	–	2,974,676

		$22,479,443		$(23,460,993)	$(6,660,380)	$2,691,262	$148,270,552

44  Janus Smart Portfolios  April 30, 2009

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Smart Portfolio – Moderate
Janus Adviser Flexible Bond Fund – Class I Shares	317,179	$3,873,565	(645,381)	$(7,522,646)	$201,799	$822,113	$39,080,436
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	104,733	857,171	(73,698)	(1,018,479)	(454,713)	109,866	9,440,943
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	564,729	3,646,708	(146,202)	(1,604,020)	(724,306)	304,576	12,345,133
Janus Adviser International Equity Fund – Class I Shares	307,099	2,008,108	(103,639)	(1,350,762)	(716,525)	90,071	10,103,727
Janus Adviser International Growth Fund – Class I Shares	106,516	2,923,809	(21,178)	(944,935)	(381,169)	441,046	10,198,966
Janus Adviser Large Cap Growth Fund – Class I Shares	28,899	493,877	(13,266)	(299,956)	(88,543)	38,104	3,406,703
Janus Adviser Perkins Small Company Value Fund(1) – Class I Shares	262,668	2,252,065	(8,894)	(76,600)	(8,472)	–	2,522,515
Janus Growth and Income Fund	64,572	1,313,610	(29,855)	(1,057,525)	(493,758)	40,497	9,094,435
Janus High-Yield Fund	82,025	565,803	(92,060)	(786,336)	(190,541)	235,534	3,971,467
Janus Orion Fund	107,387	664,559	(37,138)	(448,944)	(237,532)	23,578	3,408,865
Janus Overseas Fund	656	15,424	(12,156)	(449,718)	(127,826)	82	–
Janus Research Fund	56,112	922,782	(23,140)	(658,559)	(306,206)	12,941	5,775,780
Janus Short-Term Bond Fund	157,560	462,051	(425,767)	(1,217,767)	17,379	–	5,417,631
Janus Twenty Fund	5,195	225,925	(21,316)	(1,207,260)	(331,644)	86,473	3,279,616

		$20,225,457		$(18,643,507)	$(3,842,057)	$2,204,881	$118,046,217

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/09

Janus Smart Portfolio – Conservative
Janus Adviser Contrarian Fund – Class I Shares	91,881	$686,484	(40,894)	$(453,916)	$(163,898)	$–	$3,114,929
Janus Adviser Flexible Bond Fund – Class I Shares	372,104	4,531,674	(535,385)	(6,371,608)	76,917	916,861	44,605,446
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	75,534	613,300	(54,845)	(777,579)	(342,551)	58,941	5,283,159
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	360,793	2,339,203	(108,337)	(1,200,149)	(513,773)	164,017	7,032,918
Janus Adviser International Equity Fund – Class I Shares	204,782	1,326,308	(69,040)	(859,446)	(424,418)	38,058	4,793,992
Janus Adviser International Growth Fund – Class I Shares	33,180	926,718	(27,795)	(1,240,198)	(505,813)	148,463	2,763,951
Janus Growth and Income Fund	53,221	1,070,341	(22,278)	(790,864)	(355,836)	20,752	4,866,964
Janus High-Yield Fund	119,207	819,825	(68,378)	(591,505)	(151,640)	250,025	4,422,639
Janus Orion Fund	92,266	566,078	(36,701)	(446,699)	(229,185)	16,661	2,542,841
Janus Overseas Fund	570	13,412	(10,570)	(437,963)	(158,057)	69	–
Janus Research Fund	30,112	491,365	(13,960)	(402,069)	(184,556)	5,453	2,574,747
Janus Short-Term Bond Fund	182,598	534,701	(374,654)	(1,072,194)	10,658	89,663	5,737,968

		$13,919,409		$(14,644,190)	$(2,942,152)	$1,708,963	$87,739,554

(1)	Formerly named Janus Adviser Small Company Value Fund.
(2)	Formerly named Janus Mid Cap Value Fund.

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

Janus Smart Portfolios  April 30, 2009  45

Notes to Financial Statements (unaudited) (continued)

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Janus Holdings is evaluating all of its options, including the possibility of an appeal. Trial in the Malley matter has not yet been set.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

46  Janus Smart Portfolios  April 30, 2009

8.	Subsequent Event

The Board of Trustees of Janus Adviser Series (“JAD”), a registered investment company advised by Janus Capital, has approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which certain JAD Funds will merge with and into, and be acquired by, corresponding similarly managed funds of the Janus Investment Fund Trust. Under the Plan, INTECH Risk-Managed Core Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Fund, Janus Growth and Income Fund, Janus High-Yield Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Triton Fund, Janus Worldwide Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund will acquire assets and liabilities from similarly managed JAD Funds. The merger is a part of several significant enhancements Janus Capital has recently undertaken to reorganize and simplify its mutual fund offerings by creating one combined mutual fund platform. The closing date of the merger is expected to be on or about July 6, 2009. For more information regarding these changes, please refer to the March 17, 2009 Supplement to the Prospectus.

Janus Smart Portfolios  April 30, 2009  47

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Portfolios’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During The Period

In this disclosure, each fund and portfolio of Janus Investment Fund are referred to as “Fund” and, collectively, as “Funds.”

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the three Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Janus Worldwide Fund, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Fund performance. At a meeting held on March 12, 2009, the Trustees again considered the investment advisory agreement for Janus Worldwide Fund, and after consideration of information previously provided to them, as well as updated information regarding the steps taken or planned to improve the Fund’s long-term performance, the Trustees approved the continuation of the investment advisory agreement for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve long-term Fund performance.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds’ administrator, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including

48  Janus Smart Portfolios  April 30, 2009

monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Janus Worldwide Fund, at the December 9, 2008 meeting the Trustees considered the continuing underperformance of the Fund, and requested that Janus Capital consider additional steps to improve long-term Fund performance. At the March 12, 2009 meeting, the Trustees requested that Janus Capital promptly report to the Trustees regarding the completion of steps that Janus Capital planned to take in an effort to improve the Fund’s long-term performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with

Janus Smart Portfolios  April 30, 2009  49

Additional Information (unaudited) (continued)

similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders, except for Janus Worldwide Fund. With respect to that Fund, at their December 9, 2008 meeting the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Fund performance. At their March 12, 2009 meeting the Trustees approved the continuation of the investment advisory agreement for that Fund for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve the Fund’s long-term performance. The Trustees also noted that they had previously approved revised and/or new investment advisory and subadvisory agreements for each Fund subadvised by Perkins Investment Management LLC, and that such amended or new agreements were not effective unless approved by those Funds’ shareholders.

50  Janus Smart Portfolios  April 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended October 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Portfolio’s Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios’ liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolios’ net assets. Because Portfolios must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolios’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. The Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolios’ net assets during the reporting period. Changes

Janus Smart Portfolios  April 30, 2009  51

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

in the Portfolios’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios’ investment performance. The Portfolios’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios’ net assets will not be affected. If you compare each Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios’ net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios’ expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Portfolio during the reporting period. Don’t confuse this ratio with a Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio’s investments, changes in the target allocation and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

52  Janus Smart Portfolios  April 30, 2009

Notes

Janus Smart Portfolios  April 30, 2009  53

Janus provides access to a wide range of investment disciplines.

Asset Allocation
Janus asset allocation portfolios invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to janus.com.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-3713

Portfolios distributed by Janus Distributors LLC (6/09)

C-0609-046	111-24-106 06-09

Item 2 —	Code of Ethics Not applicable to semiannual reports.

Item 3 —	Audit Committee Financial Expert Not applicable to semiannual reports.

Item 4 —	Principal Accountant Fees and Services Not applicable to semiannual reports.

Item 5 —	Audit Committee of Listed Registrants Not applicable.

Item 6	— Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable.

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies Not applicable.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable.

Item 10 —	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 —	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Robin C. Beery

Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: June 26, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery

Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: June 26, 2009

By:	/s/ Jesper Nergaard

Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: June 26, 2009